UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22132

Exact name of registrant as specified in charter:	abrdn Funds

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Michael Marsico
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-667-9231

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2023

Item 1. Reports to Shareholders.

(a) A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

abrdn Funds
Equity Series
Semi-Annual Report
April 30, 2023
abrdn China A Share Equity Fund
Class A - GOPAX ■	Class C - GOPCX■	Class R - GOPRX■	Institutional Class - GOPIX■	Institutional Service Class - GOPSX
abrdn Dynamic Dividend Fund
Class A - ADAVX ■	Institutional Class - ADVDX
abrdn EM SMA Completion Fund
Institutional Class - ASEMX
abrdn Emerging Markets ex-China Fund
Class A - GLLAX ■	Class C - GLLCX■	Class R - GWLRX■	Institutional Class - GWLIX■	Institutional Service Class - GLLSX
abrdn Emerging Markets Fund
Class A - GEGAX ■	Class C - GEGCX■	Class R - GEMRX■	Institutional Class - ABEMX■	Institutional Service Class - AEMSX
abrdn Emerging Markets Sustainable Leaders Fund
Class A - GIGAX ■	Class C - GIGCX■	Class R - GIRRX■	Institutional Class - GIGIX■	Institutional Service Class - GIGSX
abrdn Global Equity Impact Fund
Class A - JETAX ■	Institutional Class - JETIX
abrdn Global Infrastructure Fund
Class A - AIAFX ■	Institutional Class - AIFRX
abrdn International Small Cap Fund
Class A - WVCCX ■	Class C - CPVCX■	Class R - WPVAX■	Institutional Class - ABNIX
abrdn International Sustainable Leaders Fund
Class A - BJBIX ■	Institutional Class - JIEIX
abrdn Realty Income & Growth Fund
Class A - AIAGX ■	Institutional Class - AIGYX
abrdn U.S. Small Cap Equity Fund
Class A - GSXAX ■	Class C - GSXCX■	Class R - GNSRX■	Institutional Class - GSCIX■	Institutional Service Class - GSXIX
abrdn U.S. Sustainable Leaders Fund
Class A - GXXAX ■	Class C - GXXCX■	Institutional Class - GGLIX■	Institutional Service Class - GXXIX
abrdn U.S. Sustainable Leaders Smaller Companies Fund
Class A - MLSAX ■	Class R - GLSRX■	Institutional Class - GGUIX■	Institutional Service Class - AELSX

abrdn China A Share Equity Fund	Page 1
abrdn Dynamic Dividend Fund	Page 4
abrdn EM SMA Completion Fund	Page 9
abrdn Emerging Markets ex-China Fund	Page 12
abrdn Emerging Markets Fund	Page 16
abrdn Emerging Markets Sustainable Leaders Fund	Page 20
abrdn Global Equity Impact Fund	Page 24
abrdn Global Infrastructure Fund	Page 28
abrdn International Small Cap Fund	Page 32
abrdn International Sustainable Leaders Fund	Page 36
abrdn Realty Income & Growth Fund	Page 40
abrdn U.S. Small Cap Equity Fund	Page 43
abrdn U.S. Sustainable Leaders Fund	Page 46
abrdn U.S. Sustainable Leaders Smaller Companies Fund	Page 49
Financial Statements	Page 52
Notes to Financial Statements	Page 104
Shareholder Expense Examples	Page 131
Supplemental Information	Page 133
Liquidity Risk Management Program	Page 135

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at https://www.abrdn.com/en-us/investor/fund-centre/fund-literature. Please read it carefully before investing any money.
Investing in mutual funds involves risk, including possible loss of principal.
abrdn Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1900 Market Street, Suite 200, Philadelphia, PA 19103.
abrdn Inc. (AI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.
The complete schedule of portfolio holdings for each fund of abrdn Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. abrdn Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and the Funds make the information on the exhibit to Form N-PORT available to shareholders upon request without charge by calling 1-866-667-9231.
Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at https://www.abrdn.com/en-us/investor/fund-centre/fund-literature and on the Commission’s website at www.sec.gov.
Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

abrdn China A Share Equity Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2023)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	17.59%	(1.47%)	4.04%	3.87%
	w/SC3	10.82%	(7.15%)	2.81%	3.25%
Class C	w/o SC	17.22%	(2.12%)	3.34%	3.15%
	w/SC4	16.22%	(3.10%)	3.34%	3.15%
Class R5	w/o SC	17.43%	(1.75%)	3.71%	3.51%
Institutional Service Class[5]	w/o SC	17.77%	(1.24%)	4.28%	4.11%
Institutional Class[5]	w/o SC	17.84%	(1.13%)	4.39%	4.19%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategies effective June 13, 2019. Performance information for periods prior to June 13, 2019 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen China Opportunities Fund to Aberdeen China A Share Equity Fund. Please consult the Fund’s prospectus for more detail.
2	Not annualized
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of April 30, 2023)
* Minimum initial investment
Performance of $1,000,000 invested in Institutional Class shares of the abrdn China A Share Equity Fund, MSCI China A (Onshore) Index (Net Daily Total Return) and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The MSCI China A (Onshore) Index captures large- and mid-cap representation across China securities listed on the Shanghai and Shenzhen exchanges. The MSCI China A (Onshore) Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2023 Semi-Annual Report	1

abrdn China A Share Equity Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2023 (Unaudited)

Asset Allocation
Common Stocks	94.9%
Short-Term Investment	3.2%
Exchange-Traded Funds	2.0%
Liabilities in Excess of Other Assets	(0.1%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Consumer Staples	19.0%
Industrials	18.0%
Financials	16.1%
Information Technology	15.8%
Health Care	11.5%
Consumer Discretionary	9.6%
Materials	3.2%
Exchange-Traded Funds	2.0%
Real Estate	1.7%
Energy	-%
Short-Term Investment	3.2%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

Amounts listed as “–” are 0% or round to 0%.
Top Ten Holdings
Kweichow Moutai Co. Ltd.	7.7%
Contemporary Amperex Technology Co. Ltd.	4.6%
China Merchants Bank Co. Ltd.	4.5%
Ping An Insurance Group Co. of China Ltd.	3.9%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd.	3.6%
Aier Eye Hospital Group Co. Ltd.	3.4%
China Tourism Group Duty Free Corp. Ltd.	3.3%
Glodon Co. Ltd.	3.3%
Centre Testing International Group Co. Ltd.	3.1%
Midea Group Co. Ltd.	2.9%

Countries
China	94.9%
United States	2.0%
Short-Term Investment	3.2%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

2	2023 Semi-Annual Report

Statement of Investments
April 30, 2023 (Unaudited)
abrdn China A Share Equity Fund

	Shares	Value
COMMON STOCKS—94.9%
CHINA—94.9%
Consumer Discretionary—9.6%
China Tourism Group Duty Free Corp. Ltd., A Shares(a)(b)(c)	12,300	$ 263,113
China Tourism Group Duty Free Corp. Ltd., A Shares (Stock Connect)(b)	56,295	1,313,618
Fuyao Glass Industry Group Co. Ltd., A Shares(b)	216,741	1,063,898
Midea Group Co. Ltd., A Shares (Stock Connect)(b)	141,242	1,159,465
		3,800,094
Consumer Staples—19.0%
By-health Co. Ltd., A Shares(b)	172,488	594,781
Chacha Food Co. Ltd., A Shares(b)	83,100	520,277
Foshan Haitian Flavouring & Food Co. Ltd., A Shares(b)(c)	96,193	982,601
Inner Mongolia Yili Industrial Group Co. Ltd., A Shares(b)	185,400	791,810
Kweichow Moutai Co. Ltd., A Shares (Stock Connect)(b)	11,963	3,045,801
Proya Cosmetics Co. Ltd., A Shares(b)	33,367	810,043
Wuliangye Yibin Co. Ltd., A Shares(b)	29,937	731,534
		7,476,847
Energy—0.0%
G3 Exploration Ltd.(c)(d)(e)	53,000	–
Financials—16.1%
Bank of Ningbo Co. Ltd., A Shares(b)	288,516	1,142,649
China International Capital Corp. Ltd., A Shares(b)	100,600	613,309
China International Capital Corp. Ltd., H Shares(a)	181,200	380,749
China Merchants Bank Co. Ltd., A Shares(b)	367,232	1,787,588
Ping An Bank Co. Ltd., A Shares(b)	487,800	885,865
Ping An Insurance Group Co. of China Ltd., A Shares(b)	207,837	1,558,663
		6,368,823
Health Care—11.5%
Aier Eye Hospital Group Co. Ltd., A Shares(b)	318,711	1,357,043
Hangzhou Tigermed Consulting Co. Ltd., A Shares(b)	68,767	905,118
Hangzhou Tigermed Consulting Co. Ltd., H Shares(a)	14,800	123,287
Jiangsu Hengrui Pharmaceuticals Co. Ltd., A Shares(b)	105,555	742,704
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)(b)	31,010	1,398,916
		4,527,068
Industrials—18.0%
Centre Testing International Group Co. Ltd., A Shares(b)	445,188	1,239,423
Contemporary Amperex Technology Co. Ltd., A Shares(b)	54,202	1,814,027
Guangzhou Baiyun International Airport Co. Ltd., A Shares(b)(c)	200,400	454,412
NARI Technology Co. Ltd., A Shares (Stock Connect)(b)	180,052	680,706
Shanghai International Airport Co. Ltd., A Shares(b)(c)	32,910	255,621
Shanghai M&G Stationery, Inc., A Shares(b)	127,280	853,012
Shenzhen Inovance Technology Co. Ltd., A Shares(b)	60,489	540,621
Shares		Value

Sungrow Power Supply Co. Ltd., A Shares(b)	43,678	$ 713,535
Zhejiang Weixing New Building Materials Co. Ltd., A Shares(b)	169,200	540,711
		7,092,068
Information Technology—15.8%
Glodon Co. Ltd., A Shares(b)	154,289	1,293,756
Hundsun Technologies, Inc., A Shares(b)	152,495	1,090,715
LONGi Green Energy Technology Co. Ltd., A Shares(b)	189,788	958,850
Luxshare Precision Industry Co. Ltd., A Shares(b)	195,370	739,008
Maxscend Microelectronics Co. Ltd., A Shares(b)	36,180	531,839
SG Micro Corp., A Shares(b)	19,410	348,541
Venustech Group, Inc., A Shares(b)	136,000	610,633
Yonyou Network Technology Co. Ltd., A Shares(b)	214,299	670,177
		6,243,519
Materials—3.2%
Wanhua Chemical Group Co. Ltd., A Shares(b)(c)	53,917	718,908
Yunnan Energy New Material Co. Ltd., A Shares (Stock Connect)(b)	37,020	557,538
		1,276,446
Real Estate—1.7%
China Vanke Co. Ltd., A Shares(b)	309,673	677,129
Total China		37,461,994
Total Common Stocks		37,461,994
EXCHANGE-TRADED FUNDS—2.0%
KraneShares Bosera MSCI China A 50 Connect Index ETF	31,521	799,845
Total Exchange-Traded Funds		799,845
SHORT-TERM INVESTMENT—3.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.76%(f)	1,254,482	1,254,482
Total Short-Term Investment		1,254,482
Total Investments (Cost $49,979,721)(g)—100.1%		39,516,321
Liabilities in Excess of Other Assets—(0.1%)		(58,221)
Net Assets—100.0%		$39,458,100
Amounts listed as “–” are $0 or round to $0.
(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(c)	Non-income producing security.
(d)	Fair Value is determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements for inputs used.
(e)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.00% of net assets as of April 30, 2023.
(f)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2023.
(g)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange-Traded Fund

See accompanying Notes to Financial Statements.
2023 Semi-Annual Report	3

abrdn Dynamic Dividend Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2023)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	14.14%	4.21%	6.08%	7.42%
	w/SC3	7.54%	(1.83%)	4.83%	6.79%
Institutional Class[4]	w/o SC	14.28%	4.48%	6.29%	7.68%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Not annualized
3	A 5.75% front-end sales charge was deducted.
4	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of April 30, 2023)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn Dynamic Dividend Fund, Morgan Stanley Capital International All Country World Index (MSCI ACWI) (Net Daily Total Return) and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.
The MSCI ACWI Index, MSCI’s flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries. As of May 2023, it covers more than 2,933 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market. DM countries in the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI ACWI Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
4	2023 Semi-Annual Report

abrdn Dynamic Dividend Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2023 (Unaudited)

Asset Allocation
Common Stocks	98.7%
Preferred Stocks	1.2%
Short-Term Investment	0.4%
Liabilities in Excess of Other Assets	(0.3%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Information Technology	17.1%
Financials	15.9%
Health Care	13.7%
Industrials	11.0%
Consumer Staples	9.0%
Consumer Discretionary	8.8%
Utilities	6.6%
Energy	6.0%
Materials	4.4%
Real Estate	3.8%
Communication Services	3.6%
Short-Term Investment	0.4%
Liabilities in Excess of Other Assets	(0.3%)
100.0%
Top Ten Holdings
Apple, Inc.	3.4%
Microsoft Corp.	2.9%
Engie SA	2.1%
RWE AG	1.6%
Broadcom, Inc.	1.5%
BE Semiconductor Industries NV	1.5%
Alphabet, Inc.	1.5%
TotalEnergies SE, ADR	1.5%
Coca-Cola Co. (The)	1.5%
Mondelez International, Inc.	1.4%

Countries
United States	56.7%
France	8.1%
United Kingdom	7.0%
Netherlands	4.7%
Brazil	2.7%
Canada	2.3%
Spain	2.1%
China	2.0%
Other, less than 2% each	14.3%
Short-Term Investment	0.4%
Liabilities in Excess of Other Assets	(0.3%)
100.0%

2023 Semi-Annual Report	5

Statement of Investments
April 30, 2023 (Unaudited)
abrdn Dynamic Dividend Fund

Shares		Value
COMMON STOCKS—98.7%
AUSTRALIA—0.7%
Materials—0.7%
BHP Group Ltd., ADR	12,800	$ 755,712
BRAZIL—2.7%
Energy—0.9%
Petroleo Brasileiro SA	101,146	959,875
Industrials—1.2%
CCR SA	478,900	1,302,914
Materials—0.6%
Vale SA, ADR	48,100	693,121
Total Brazil		2,955,910
CANADA—2.3%
Energy—1.3%
Enbridge, Inc.	35,200	1,399,552
Materials—1.0%
Barrick Gold Corp.	57,400	1,092,896
Total Canada		2,492,448
CHINA—2.0%
Financials—1.3%
Ping An Insurance Group Co. of China Ltd., H Shares	184,000	1,342,376
Real Estate—0.7%
China Vanke Co. Ltd., H Shares	498,900	779,927
Total China		2,122,303
DENMARK—1.8%
Financials—1.1%
Tryg A/S	49,300	1,165,106
Industrials—0.7%
AP Moller - Maersk AS, Class B	427	771,824
Total Denmark		1,936,930
FINLAND—1.7%
Financials—1.1%
Nordea Bank Abp	105,700	1,174,249
Information Technology—0.6%
Nokia OYJ	167,600	709,141
Total Finland		1,883,390
FRANCE—8.1%
Consumer Discretionary—1.1%
LVMH Moet Hennessy Louis Vuitton SE	1,210	1,163,876
Consumer Staples—1.4%
Danone SA	22,800	1,508,987
Energy—1.5%
TotalEnergies SE, ADR	24,700	1,579,071
Industrials—2.0%
Alstom SA	38,322	963,207
Bouygues SA	7,500	274,373
Teleperformance	4,650	929,329
		2,166,909
Utilities—2.1%
Engie SA	143,600	2,298,216
Total France		8,717,059
Shares		Value

GERMANY—1.6%
Utilities—1.6%
RWE AG(a)	37,900	$ 1,776,988
HONG KONG—0.7%
Financials—0.7%
Hong Kong Exchanges & Clearing Ltd.	18,700	776,366
ISRAEL—1.0%
Industrials—1.0%
ZIM Integrated Shipping Services Ltd.	59,800	1,020,786
JAPAN—1.9%
Financials—1.1%
Mitsubishi UFJ Financial Group, Inc.	184,000	1,151,754
Real Estate—0.8%
GLP J-REIT	800	914,060
Total Japan		2,065,814
NETHERLANDS—4.7%
Consumer Staples—1.1%
Heineken NV	10,400	1,194,182
Financials—1.0%
ING Groep NV, Series N	85,000	1,054,195
Information Technology—2.6%
ASML Holding NV	1,900	1,205,763
BE Semiconductor Industries NV	18,400	1,656,251
		2,862,014
Total Netherlands		5,110,391
NORWAY—1.1%
Communication Services—1.1%
Telenor ASA	92,700	1,156,724
SINGAPORE—1.2%
Financials—1.2%
Oversea-Chinese Banking Corp. Ltd.	141,100	1,334,931
SPAIN—2.1%
Consumer Discretionary—0.9%
Amadeus IT Group SA(a)	14,600	1,026,161
Industrials—1.2%
Ferrovial SA	40,610	1,273,262
Total Spain		2,299,423
SWITZERLAND—0.3%
Financials—0.3%
Swiss Life Holding AG(a)	400	262,594
TAIWAN—1.1%
Information Technology—1.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	13,700	1,154,910
UNITED KINGDOM—7.0%
Communication Services—1.0%
Vodafone Group PLC, ADR	89,700	1,071,915
Consumer Discretionary—1.1%
Dowlais Group PLC(a)	175,666	292,739
Taylor Wimpey PLC	534,486	862,589
		1,155,328
Energy—1.1%
Capricorn Energy PLC(a)	439,100	1,210,735

See accompanying Notes to Financial Statements.
6	2023 Semi-Annual Report

Statement of Investments  (continued)
April 30, 2023 (Unaudited)
abrdn Dynamic Dividend Fund

Shares		Value
COMMON STOCKS (continued)
UNITED KINGDOM (continued)
Financials—0.3%
Legal & General Group PLC	115,479	$ 340,723
Health Care—2.7%
AstraZeneca PLC, ADR	19,100	1,398,502
Dechra Pharmaceuticals PLC	32,371	1,519,529
		2,918,031
Industrials—0.8%
Melrose Industries PLC	175,666	904,872
Total United Kingdom		7,601,604
UNITED STATES—56.7%
Communication Services—1.5%
Alphabet, Inc., Class C(a)	14,600	1,580,012
Consumer Discretionary—5.7%
Aptiv PLC(a)	9,300	956,598
Genuine Parts Co.	7,900	1,329,649
Las Vegas Sands Corp.(a)	15,100	964,135
Lowe's Cos., Inc.	6,900	1,434,027
TJX Cos., Inc. (The)	19,100	1,505,462
		6,189,871
Consumer Staples—6.5%
Coca-Cola Co. (The)	24,500	1,571,675
Kraft Heinz Co. (The)	27,300	1,072,071
Mondelez International, Inc., Class A	20,400	1,565,088
Nestle SA	11,000	1,411,185
Target Corp.	8,900	1,403,975
		7,023,994
Energy—1.2%
Williams Cos., Inc. (The)	43,600	1,319,336
Financials—7.8%
Bank of America Corp.	33,900	992,592
Blackstone, Inc., Class A	9,500	848,635
CME Group, Inc.	5,800	1,077,466
Fidelity National Information Services, Inc.	15,200	892,544
Goldman Sachs Group, Inc. (The)	3,800	1,305,072
Huntington Bancshares, Inc.	76,400	855,680
Intercontinental Exchange, Inc.	11,600	1,263,588
JPMorgan Chase & Co.	8,500	1,175,040
		8,410,617
Health Care—11.0%
AbbVie, Inc.	9,700	1,465,864
Baxter International, Inc.	17,400	829,632
Bristol-Myers Squibb Co.	18,000	1,201,860
CVS Health Corp.	13,400	982,354
Eli Lilly & Co.	3,200	1,266,752
Medtronic PLC	13,600	1,236,920
Merck & Co., Inc.	10,200	1,177,794
Roche Holding AG	4,500	1,409,131
Sanofi	12,767	1,375,878
UnitedHealth Group, Inc.	2,000	984,180
		11,930,365
Industrials—4.1%
FedEx Corp.	5,500	1,252,790
Shares		Value

Norfolk Southern Corp.	4,400	$ 893,332
Schneider Electric SE	8,500	1,482,330
Stanley Black & Decker, Inc.	9,600	828,864
		4,457,316
Information Technology—11.6%
Amdocs Ltd.	15,200	1,387,000
Analog Devices, Inc.	7,600	1,367,088
Apple, Inc.	21,500	3,648,120
Broadcom, Inc.	2,700	1,691,550
Cisco Systems, Inc.	26,800	1,266,300
Microsoft Corp.	10,400	3,195,504
		12,555,562
Materials—2.1%
Air Products & Chemicals, Inc.	3,400	1,000,824
Linde PLC	3,600	1,322,743
		2,323,567
Real Estate—2.3%
American Tower Corp., REIT	6,100	1,246,779
Gaming and Leisure Properties, Inc., REIT	22,800	1,185,600
		2,432,379
Utilities—2.9%
CMS Energy Corp.	16,800	1,045,968
FirstEnergy Corp.	25,700	1,022,860
NextEra Energy, Inc.	13,900	1,065,157
		3,133,985
Total United States		61,357,004
Total Common Stocks		106,781,287
PREFERRED STOCKS—1.2%
SOUTH KOREA—1.2%
Information Technology—1.2%
Samsung Electronics Co. Ltd.	32,000	1,337,756
Total Preferred Stocks		1,337,756
SHORT-TERM INVESTMENT—0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.76%(b)	456,940	456,940
Total Short-Term Investment		456,940
Total Investments (Cost $89,803,749)(c)—100.3%		108,575,983
Liabilities in Excess of Other Assets—(0.3%)		(342,677)
Net Assets—100.0%		$108,233,306

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2023.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
EUR	Euro Currency
PLC	Public Limited Company
REIT	Real Estate Investment Trust
USD	U.S. Dollar

See accompanying Notes to Financial Statements.
2023 Semi-Annual Report	7

Statement of Investments  (concluded)
April 30, 2023 (Unaudited)
abrdn Dynamic Dividend Fund

At April 30, 2023, the Fund held the following forward foreign currency contracts:

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Euro
07/19/2023	Citibank N.A.	USD	8,828,102	EUR	8,000,000	$8,853,217	$(25,115)

See accompanying Notes to Financial Statements.
8	2023 Semi-Annual Report

abrdn EM SMA Completion Fund  (Unaudited)

Average Annual Total Return (For the periods ended April 30, 2023)	Inception[1]
Institutional Class	(8.00%)

1	Fund commenced operations on January 27, 2023.
Performance of a $10,000 Investment(as of April 30, 2023)
Comparative performance of $10,000 invested in Institutional Class shares of the abrdn EM SMA Completion Fund, Morgan Stanley
Capital International (MSCI) Emerging Markets Index (Gross Return) and the U.S. Consumer Price Index (CPI) over a 3-month period ended April 30, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 Emerging Markets (EM) countries. With 1,377 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2023 Semi-Annual Report	9

abrdn EM SMA Completion Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2023 (Unaudited)

Asset Allocation
Common Stocks	82.9%
Preferred Stocks	16.8%
Short-Term Investment	5.2%
Liabilities in Excess of Other Assets	(4.9%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Information Technology	24.7%
Financials	22.7%
Consumer Staples	11.6%
Materials	9.6%
Consumer Discretionary	8.0%
Industrials	7.1%
Health Care	5.2%
Real Estate	4.2%
Communication Services	3.6%
Energy	3.0%
Short-Term Investment	5.2%
Liabilities in Excess of Other Assets	(4.9%)
100.0%
Top Ten Holdings
Samsung Electronics Co. Ltd.	16.8%
LG Chem Ltd.	6.6%
Grupo Financiero Banorte SAB de CV	6.1%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd.	5.2%
Bank Central Asia Tbk PT	4.9%
China Tourism Group Duty Free Corp. Ltd.	4.4%
China Resources Land Ltd.	4.2%
Budweiser Brewing Co. APAC Ltd.	4.2%
Foshan Haitian Flavouring & Food Co. Ltd.	3.9%
Americana Restaurants International PLC	3.6%

Countries
China	29.7%
South Korea	27.0%
Indonesia	8.5%
Brazil	6.6%
Thailand	6.5%
Mexico	6.1%
Hong Kong	4.2%
United Arab Emirates	3.6%
Austria	3.0%
Kazakhstan	2.5%
Taiwan	2.0%
Short-Term Investment	5.2%
Liabilities in Excess of Other Assets	(4.9%)
100.0%

10	2023 Semi-Annual Report

Statement of Investments
April 30, 2023 (Unaudited)
abrdn EM SMA Completion Fund

Shares		Value
COMMON STOCKS—82.9%
AUSTRIA—3.0%
Materials—3.0%
Mondi PLC	491	$ 7,775
BRAZIL—6.6%
Consumer Staples—3.5%
Raia Drogasil SA	1,732	9,126
Financials—3.1%
B3 SA - Brasil Bolsa Balcao	3,427	8,025
Total Brazil		17,151
CHINA—29.7%
Consumer Discretionary—4.4%
China Tourism Group Duty Free Corp. Ltd., A Shares (Stock Connect)(a)	500	11,665
Consumer Staples—3.9%
Foshan Haitian Flavouring & Food Co. Ltd., A Shares(a)(b)	1,000	10,213
Financials—2.6%
China International Capital Corp. Ltd., H Shares(c)	3,200	6,724
Health Care—5.2%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)(a)	300	13,531
Industrials—3.5%
NARI Technology Co. Ltd., A Shares (Stock Connect)(a)	2,400	9,072
Information Technology—5.9%
Glodon Co. Ltd., A Shares(a)	1,000	8,384
LONGi Green Energy Technology Co. Ltd., A Shares(a)	1,400	7,072
		15,456
Real Estate—4.2%
China Resources Land Ltd.	2,370	11,037
Total China		77,698
HONG KONG—4.2%
Consumer Staples—4.2%
Budweiser Brewing Co. APAC Ltd.(c)	3,800	10,979
INDONESIA—8.5%
Communication Services—3.6%
Telkom Indonesia Persero Tbk PT	32,400	9,385
Financials—4.9%
Bank Central Asia Tbk PT	20,800	12,872
Total Indonesia		22,257
KAZAKHSTAN—2.5%
Financials—2.5%
Kaspi.KZ JSC, GDR	78	6,435
MEXICO—6.1%
Financials—6.1%
Grupo Financiero Banorte SAB de CV, Class O	1,847	16,007
SOUTH KOREA—10.2%
Industrials—3.6%
Samsung Engineering Co. Ltd.(b)	429	9,364
Materials—6.6%
LG Chem Ltd.	31	17,220
Total South Korea		26,584
Shares		Value

TAIWAN—2.0%
Information Technology—2.0%
MediaTek, Inc.	247	$ 5,371
THAILAND—6.5%
Energy—3.0%
PTT Exploration & Production PCL, Foreign Shares	1,800	7,832
Financials—3.5%
Kasikornbank PCL, Foreign Shares	2,500	9,178
Total Thailand		17,010
UNITED ARAB EMIRATES—3.6%
Consumer Discretionary—3.6%
Americana Restaurants International PLC	8,882	9,481
Total Common Stocks		216,748
PREFERRED STOCKS—16.8%
SOUTH KOREA—16.8%
Information Technology—16.8%
Samsung Electronics Co. Ltd.	1,048	43,812
Total Preferred Stocks		43,812
SHORT-TERM INVESTMENT—5.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.76%(d)	13,544	13,544
Total Short-Term Investment		13,544
Total Investments (Cost $296,608)(e)—104.9%		274,104
Liabilities in Excess of Other Assets—(4.9%)		(12,709)
Net Assets—100.0%		$261,395

(a)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2023.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
2023 Semi-Annual Report	11

abrdn Emerging Markets ex-China Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2023)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	11.38%	1.39%	4.94%	4.19%
	w/SC3	4.94%	(4.44%)	3.71%	3.57%
Class C	w/o SC	10.99%	0.69%	4.27%	3.52%
	w/SC4	10.15%	(0.07%)	4.27%	3.52%
Class R5	w/o SC	11.25%	1.05%	4.57%	3.83%
Institutional Service Class[5]	w/o SC	11.40%	1.53%	5.20%	4.49%
Institutional Class[5]	w/o SC	11.70%	1.84%	5.34%	4.55%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategies effective February 28, 2022. Performance information for periods prior to February 28, 2022 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Global Equity Fund to abrdn Emerging Markets ex-China Fund. Please consult the Fund’s prospectus for more detail.
2	Not annualized
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of April 30, 2023)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn Emerging Markets ex-China Fund, Morgan Stanley Capital
International (MSCI) Emerging Markets ex-China Index (Net Daily Total Return) and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.
The MSCI Emerging Markets ex-China Index captures large- and mid-cap representation across 23 of the 24 Emerging Markets (EM) countries excluding China. With 662 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Brazil, Chile, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI Emerging Markets ex-China Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
12	2023 Semi-Annual Report

abrdn Emerging Markets ex-China Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2023 (Unaudited)

Asset Allocation
Common Stocks	97.0%
Short-Term Investment	2.0%
Preferred Stocks	1.1%
Rights	–%
Liabilities in Excess of Other Assets	(0.1%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Information Technology	26.2%
Semiconductors & Semiconductor Equipment	12.7%
Technology Hardware, Storage & Peripherals	5.9%
Electronic Equipment, Instruments & Components	5.3%
IT Services	2.3%
Financials	22.5%
Consumer Staples	12.5%
Materials	9.9%
Industrials	7.2%
Consumer Discretionary	6.4%
Energy	6.0%
Utilities	2.6%
Health Care	2.0%
Communication Services	1.7%
Real Estate	1.1%
Short-Term Investment	2.0%
Liabilities in Excess of Other Assets	(0.1%)
100.0%
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	9.0%
Samsung Electronics Co. Ltd., GDR	5.7%
Housing Development Finance Corp. Ltd.	2.8%
Saudi Arabian Oil Co.	2.4%
Raia Drogasil SA	2.3%
Hon Hai Precision Industry Co. Ltd.	2.0%
LG Chem Ltd.	2.0%
Coca-Cola HBC AG	2.0%
Grupo Financiero Banorte SAB de CV	2.0%
Power Grid Corp. of India Ltd.	1.9%

Countries
India	21.4%
Taiwan	17.2%
South Korea	12.3%
Brazil	9.0%
Mexico	5.9%
Saudi Arabia	5.1%
Indonesia	3.6%
Thailand	2.7%
Poland	2.7%
South Africa	2.3%
Netherlands	2.1%
Italy	2.0%
Other, less than 2% each	11.8%
Short-Term Investment	2.0%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

2023 Semi-Annual Report	13

Statement of Investments
April 30, 2023 (Unaudited)
abrdn Emerging Markets ex-China Fund

Shares		Value
COMMON STOCKS—97.0%
AUSTRALIA—1.3%
Materials—1.3%
BHP Group Ltd.	13,226	$ 388,077
AUSTRIA—0.9%
Materials—0.9%
Mondi PLC	17,332	274,451
BRAZIL—8.1%
Consumer Discretionary—1.2%
MercadoLibre, Inc.(a)	273	348,755
Consumer Staples—3.1%
Raia Drogasil SA	131,856	694,730
Sendas Distribuidora SA	93,833	231,206
		925,936
Energy—0.8%
3R Petroleum Oleo E Gas SA(a)	40,173	255,078
Financials—1.0%
B3 SA - Brasil Bolsa Balcao	132,086	309,308
Industrials—2.0%
Localiza Rent a Car SA(a)	24,844	288,945
WEG SA	40,010	329,847
		618,792
Total Brazil		2,457,869
CHILE—1.0%
Materials—1.0%
Sociedad Quimica y Minera de Chile SA, ADR	4,444	299,881
FRANCE—1.9%
Energy—1.9%
TotalEnergies SE	9,019	576,313
INDIA—21.4%
Consumer Discretionary—0.9%
Maruti Suzuki India Ltd.	2,574	271,616
Consumer Staples—3.7%
Hindustan Unilever Ltd.	17,820	536,529
ITC Ltd.	111,630	583,013
		1,119,542
Financials—7.1%
Housing Development Finance Corp. Ltd.	24,305	826,446
ICICI Bank Ltd.	26,250	296,661
Kotak Mahindra Bank Ltd.	17,930	425,623
SBI Life Insurance Co. Ltd.(b)	41,521	580,057
		2,128,787
Health Care—1.3%
Syngene International Ltd.(b)	47,008	389,378
Industrials—1.2%
Larsen & Toubro Ltd.	12,764	369,371
Information Technology—1.8%
Infosys Ltd.	22,306	344,218
Tata Consultancy Services Ltd.	5,271	208,122
		552,340
Materials—1.7%
Asian Paints Ltd.	5,720	202,980
UltraTech Cement Ltd.	3,308	305,578
		508,558
Shares		Value

Real Estate—1.1%
Godrej Properties Ltd.(a)	20,914	$ 337,836
Utilities—2.6%
Power Grid Corp. of India Ltd.	202,745	587,306
ReNew Energy Global PLC, Class A(a)	39,949	204,539
		791,845
Total India		6,469,273
INDONESIA—3.6%
Communication Services—1.0%
Telkom Indonesia Persero Tbk PT	1,058,200	306,506
Financials—2.6%
Bank Central Asia Tbk PT	523,300	323,845
Bank Rakyat Indonesia Persero Tbk PT	1,278,400	445,496
		769,341
Total Indonesia		1,075,847
ISRAEL—0.7%
Information Technology—0.7%
Nova Ltd.(a)	2,175	198,904
ITALY—2.0%
Consumer Staples—2.0%
Coca-Cola HBC AG(a)	20,054	612,182
KAZAKHSTAN—1.4%
Financials—1.4%
Kaspi.KZ JSC, GDR	5,048	416,460
MEXICO—5.9%
Consumer Staples—1.2%
Fomento Economico Mexicano SAB de CV, ADR	3,871	375,564
Financials—2.0%
Grupo Financiero Banorte SAB de CV, Class O	67,769	587,323
Industrials—1.1%
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	3,828	334,873
Materials—1.6%
Southern Copper Corp.	6,356	488,332
Total Mexico		1,786,092
NETHERLANDS—2.1%
Information Technology—2.1%
ASM International NV	620	225,091
ASML Holding NV	631	400,440
		625,531
PERU—1.0%
Financials—1.0%
Credicorp Ltd.	2,227	301,714
PHILIPPINES—0.8%
Financials—0.8%
Bank of the Philippine Islands	130,658	254,141
POLAND—2.7%
Consumer Staples—1.4%
Dino Polska SA(a)(b)	4,069	414,970
Industrials—1.3%
InPost SA(a)	37,818	405,894
Total Poland		820,864

See accompanying Notes to Financial Statements.
14	2023 Semi-Annual Report

Statement of Investments  (concluded)
April 30, 2023 (Unaudited)
abrdn Emerging Markets ex-China Fund

Shares		Value
COMMON STOCKS (continued)
SAUDI ARABIA—5.1%
Energy—2.4%
Saudi Arabian Oil Co.(b)	75,078	$ 723,681
Financials—2.7%
Al Rajhi Bank	22,920	473,068
Saudi Tadawul Group Holding Co.	7,410	332,576
		805,644
Total Saudi Arabia		1,529,325
SOUTH AFRICA—2.3%
Communication Services—0.7%
Vodacom Group Ltd.	28,491	195,288
Financials—0.9%
Sanlam Ltd.	89,258	275,349
Materials—0.7%
Anglo American Platinum Ltd.	3,579	212,193
Total South Africa		682,830
SOUTH KOREA—12.1%
Financials—1.0%
KB Financial Group, Inc., ADR	7,759	289,333
Health Care—0.7%
Samsung Biologics Co. Ltd.(a)(b)	367	214,643
Industrials—1.6%
Samsung Engineering Co. Ltd.(a)	21,811	476,070
Information Technology—6.8%
Samsung Electronics Co. Ltd., GDR	1,644	1,716,156
Samsung SDI Co. Ltd., GDR(b)(c)	2,689	348,125
		2,064,281
Materials—2.0%
LG Chem Ltd.	1,108	615,476
Total South Korea		3,659,803
TAIWAN—17.2%
Consumer Discretionary—3.1%
Makalot Industrial Co. Ltd.	36,000	261,459
momo.com, Inc.	9,600	260,122
Poya International Co. Ltd.	21,190	396,614
		918,195
Information Technology—14.1%
Chroma ATE, Inc.	50,000	310,385
Delta Electronics, Inc.	37,000	362,451
Hon Hai Precision Industry Co. Ltd.	181,000	616,766
MediaTek, Inc.	12,000	260,926
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	144,200	2,714,567
		4,265,095
Total Taiwan		5,183,290
THAILAND—2.7%
Energy—0.9%
PTT Exploration & Production PCL, Foreign Shares	64,400	280,208
Financials—1.1%
Kasikornbank PCL, Foreign Shares	94,000	345,110
Materials—0.7%
SCG Packaging PCL, Foreign Shares	156,300	202,000
Total Thailand		827,318
Shares		Value

TURKEY—1.1%
Consumer Staples—1.1%
Coca-Cola Icecek AS	27,105	$ 328,311
UNITED ARAB EMIRATES—1.2%
Consumer Discretionary—1.2%
Americana Restaurants International PLC	331,792	356,070
UNITED STATES—0.5%
Information Technology—0.5%
Globant SA(a)	870	136,477
Total Common Stocks		29,261,023
PREFERRED STOCKS—1.1%
BRAZIL—0.9%
Financials—0.9%
Banco Bradesco SA, Preferred Shares, ADR, 1.94%	98,138	274,786
SOUTH KOREA—0.2%
Information Technology—0.2%
Samsung Electronics Co. Ltd.	615	25,710
Samsung Electronics Co. Ltd., Preferred Shares, GDR	28	29,120
		54,830
Total Preferred Stocks		329,616
RIGHTS—0.0%
Localiza Rent a Car SA(a)	111	382
3R Petroleum Oleo Gas SA(a)	7,281	11,211
Total Rights		11,593
SHORT-TERM INVESTMENT—2.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.76%(d)	609,967	609,967
Total Short-Term Investment		609,967
Total Investments (Cost $30,010,430)(e)—100.1%		30,212,199
Liabilities in Excess of Other Assets—(0.1%)		(28,516)
Net Assets—100.0%		$30,183,683

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Illiquid security.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2023.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
2023 Semi-Annual Report	15

abrdn Emerging Markets Fund  (Unaudited)

Average Annual Total Return (For the periods ended April 30, 2023)		Six Month[1]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	15.29%	(3.67%)	(0.99%)	0.22%
	w/SC2	8.65%	(9.18%)	(2.16%)	(0.37%)
Class C	w/o SC	14.87%	(4.14%)	(1.51%)	(0.36%)
	w/SC3	13.87%	(5.10%)	(1.51%)	(0.36%)
Class R4	w/o SC	15.17%	(3.80%)	(1.15%)	(0.02%)
Institutional Service Class[4]	w/o SC	15.38%	(3.37%)	(0.64%)	0.48%
Institutional Class[4]	w/o SC	15.48%	(3.20%)	(0.52%)	0.65%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Not annualized
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of April 30, 2023)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn Emerging Markets Fund, Morgan Stanley
Capital International (MSCI) Emerging Markets Index (Net Daily Total Return) and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 Emerging Markets (EM) countries. With 1,377 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI Emerging Markets Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
16	2023 Semi-Annual Report

abrdn Emerging Markets Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2023 (Unaudited)

Asset Allocation
Common Stocks	91.5%
Preferred Stocks	6.7%
Short-Term Investment	1.7%
Other Assets in Excess of Liabilities	0.1%
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Financials	24.4%
Information Technology	22.3%
Consumer Discretionary	14.3%
Consumer Staples	8.8%
Materials	7.2%
Communication Services	7.0%
Industrials	5.1%
Energy	3.6%
Health Care	2.5%
Utilities	1.7%
Real Estate	1.3%
Short-Term Investment	1.7%
Assets in Excess of Other Liabilities	0.1%
100.0%
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7.6%
Tencent Holdings Ltd.	6.0%
Samsung Electronics Co. Ltd.	5.6%
Housing Development Finance Corp. Ltd.	4.0%
Alibaba Group Holding Ltd.	3.9%
AIA Group Ltd.	2.6%
LG Chem Ltd.	2.3%
SBI Life Insurance Co. Ltd.	2.3%
TotalEnergies SE	2.1%
Bank Rakyat Indonesia Persero Tbk PT	1.9%

Countries
China	26.7%
India	15.1%
Taiwan	11.2%
South Korea	9.6%
Brazil	6.0%
Mexico	5.8%
Hong Kong	4.9%
Indonesia	4.0%
Saudi Arabia	2.8%
South Africa	2.2%
France	2.1%
Other, less than 2% each	7.8%
Short-Term Investment	1.7%
Assets in Excess of Other Liabilities	0.1%
100.0%

2023 Semi-Annual Report	17

Statement of Investments
April 30, 2023 (Unaudited)
abrdn Emerging Markets Fund

Shares		Value
COMMON STOCKS—91.5%
AUSTRIA—0.8%
Materials—0.8%
Mondi PLC	1,128,442	$ 17,868,772
BRAZIL—4.9%
Consumer Discretionary—1.1%
MercadoLibre, Inc.(a)	17,953	22,934,778
Consumer Staples—1.3%
Raia Drogasil SA	5,216,242	27,483,628
Financials—1.1%
B3 SA - Brasil Bolsa Balcao	10,167,727	23,809,907
Industrials—1.4%
Rumo SA	3,943,205	15,574,229
WEG SA	1,889,467	15,576,984
		31,151,213
Total Brazil		105,379,526
CHILE—0.6%
Materials—0.6%
Sociedad Quimica y Minera de Chile SA, ADR	191,207	12,902,648
CHINA—26.7%
Communication Services—6.0%
Tencent Holdings Ltd.	2,888,400	128,291,496
Consumer Discretionary—10.8%
Alibaba Group Holding Ltd.(a)	7,935,300	83,904,867
China Tourism Group Duty Free Corp. Ltd., A Shares(a)(b)(c)	651,500	13,936,463
China Tourism Group Duty Free Corp. Ltd., A Shares (Stock Connect)(c)	552,803	12,897,353
JD.com, Inc., A Shares(c)	1,269,119	22,651,035
Li Auto, Inc., A Share(a)(c)	1,401,400	16,597,972
Meituan, Class B(a)(b)	1,769,770	30,246,163
Midea Group Co. Ltd., A Shares (Stock Connect)(c)	4,530,911	37,188,665
Zhongsheng Group Holdings Ltd.	3,761,000	16,065,165
		233,487,683
Consumer Staples—2.8%
Foshan Haitian Flavouring & Food Co. Ltd., A Shares(a)(c)	2,549,875	26,042,554
Kweichow Moutai Co. Ltd., A Shares (Stock Connect)(c)	136,106	34,647,327
		60,689,881
Financials—0.7%
China International Capital Corp. Ltd., H Shares(b)	7,596,000	15,961,184
Health Care—2.5%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)(c)	726,997	32,790,927
Wuxi Biologics Cayman, Inc.(a)(b)	3,568,500	21,278,381
		54,069,308
Industrials—1.0%
NARI Technology Co. Ltd., A Shares (Stock Connect)(c)	5,477,233	20,703,978
Shares		Value

Information Technology—1.6%
LONGi Green Energy Technology Co. Ltd., A Shares(c)	3,693,017	$ 18,654,957
Yonyou Network Technology Co. Ltd., A Shares(c)	5,040,918	15,761,942
		34,416,899
Real Estate—1.3%
China Resources Land Ltd.	6,084,000	28,331,699
Total China		575,952,128
FRANCE—2.1%
Energy—2.1%
TotalEnergies SE	710,269	45,386,126
HONG KONG—4.9%
Consumer Staples—1.3%
Budweiser Brewing Co. APAC Ltd.(b)	9,876,800	28,536,140
Financials—3.6%
AIA Group Ltd.	5,044,600	54,920,920
Hong Kong Exchanges & Clearing Ltd.	540,265	22,430,128
		77,351,048
Total Hong Kong		105,887,188
INDIA—15.1%
Consumer Discretionary—1.1%
Maruti Suzuki India Ltd.	220,994	23,319,898
Consumer Staples—1.7%
Hindustan Unilever Ltd.	1,182,172	35,593,125
Financials—8.1%
Housing Development Finance Corp. Ltd.	2,537,489	86,282,505
Kotak Mahindra Bank Ltd.	1,700,830	40,374,370
SBI Life Insurance Co. Ltd.(b)	3,518,286	49,151,191
		175,808,066
Information Technology—1.3%
Tata Consultancy Services Ltd.	736,602	29,084,344
Materials—1.2%
UltraTech Cement Ltd.	290,020	26,790,768
Utilities—1.7%
Power Grid Corp. of India Ltd.	12,517,007	36,258,949
Total India		326,855,150
INDONESIA—4.0%
Communication Services—1.0%
Telkom Indonesia Persero Tbk PT	72,244,000	20,925,377
Financials—3.0%
Bank Central Asia Tbk PT	39,039,300	24,159,509
Bank Rakyat Indonesia Persero Tbk PT	116,405,944	40,565,043
		64,724,552
Total Indonesia		85,649,929
KAZAKHSTAN—0.8%
Financials—0.8%
Kaspi.KZ JSC, GDR	205,604	16,962,330
MEXICO—5.8%
Consumer Staples—1.7%
Fomento Economico Mexicano SAB de CV, ADR	382,011	37,062,707

See accompanying Notes to Financial Statements.
18	2023 Semi-Annual Report

Statement of Investments  (concluded)
April 30, 2023 (Unaudited)
abrdn Emerging Markets Fund

Shares		Value
COMMON STOCKS (continued)
MEXICO (continued)
Financials—1.8%
Grupo Financiero Banorte SAB de CV, Class O	4,466,126	$ 38,705,846
Industrials—1.0%
Grupo Aeroportuario del Sureste SAB de CV, B Shares	735,717	21,076,546
Materials—1.3%
Southern Copper Corp.	359,751	27,639,669
Total Mexico		124,484,768
NETHERLANDS—1.9%
Information Technology—1.9%
ASM International NV	54,570	19,811,607
ASML Holding NV	32,882	20,867,325
		40,678,932
PERU—0.6%
Financials—0.6%
Credicorp Ltd.	88,980	12,055,012
RUSSIA—0.0%
Energy—0.0%
LUKOIL PJSC, ADR(a)(d)(e)	986,507	–
Novatek PJSC(d)(e)	3,278,243	–
		–
Financials—0.0%
Sberbank of Russia PJSC(a)(d)(e)	6,211,074	–
Total Russia		–
SAUDI ARABIA—2.8%
Energy—1.5%
Saudi Arabian Oil Co.(b)	3,283,557	31,650,397
Financials—1.3%
Al Rajhi Bank	1,413,020	29,164,657
Total Saudi Arabia		60,815,054
SOUTH AFRICA—2.2%
Financials—1.2%
Sanlam Ltd.	8,150,756	25,144,030
Materials—1.0%
Anglo American Platinum Ltd.	356,550	21,139,301
Total South Africa		46,283,331
SOUTH KOREA—4.0%
Industrials—1.7%
Samsung Engineering Co. Ltd.(a)	1,672,657	36,509,194
Materials—2.3%
LG Chem Ltd.	91,298	50,714,508
Total South Korea		87,223,702
TAIWAN—11.2%
Information Technology—11.2%
Delta Electronics, Inc.	2,326,000	22,785,426
Hon Hai Precision Industry Co. Ltd.	10,122,000	34,491,202
MediaTek, Inc.	959,000	20,852,342
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	10,033,017	164,296,608
		242,425,578
Shares		Value

THAILAND—1.1%
Financials—1.1%
Kasikornbank PCL, Foreign Shares	6,547,800	$ 24,039,448
UNITED ARAB EMIRATES—1.3%
Consumer Discretionary—1.3%
Americana Restaurants International PLC	26,614,484	28,561,960
UNITED STATES—0.7%
Information Technology—0.7%
Globant SA(a)	94,025	14,749,702
Total Common Stocks		1,974,161,284
PREFERRED STOCKS—6.7%
BRAZIL—1.1%
Financials—1.1%
Banco Bradesco SA, Preferred Shares, ADR, 1.94%	8,770,950	24,558,660
SOUTH KOREA—5.6%
Information Technology—5.6%
Samsung Electronics Co. Ltd.	2,888,216	120,741,525
Total Preferred Stocks		145,300,185
SHORT-TERM INVESTMENT—1.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.76%(f)	36,066,663	36,066,663
Total Short-Term Investment		36,066,663
Total Investments (Cost $2,174,939,053)(g)—99.9%		2,155,528,132
Other Assets in Excess of Liabilities—0.1%		2,892,460
Net Assets—100.0%		$2,158,420,592
Amounts listed as “–” are $0 or round to $0.
(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(d)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(e)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.00% of net assets as of April 30, 2023.
(f)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2023.
(g)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
2023 Semi-Annual Report	19

abrdn Emerging Markets Sustainable Leaders Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2023)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	15.65%	(2.14%)	(1.22%)	0.23%
	w/SC3	9.04%	(7.80%)	(2.38%)	(0.36%)
Class C	w/o SC	15.39%	(2.68%)	(1.82%)	(0.43%)
	w/SC4	14.39%	(3.66%)	(1.82%)	(0.43%)
Class R5	w/o SC	15.61%	(2.30%)	(1.46%)	(0.03%)
Institutional Service Class[5]	w/o SC	15.82%	(1.89%)	(0.90%)	0.52%
Institutional Class[5]	w/o SC	15.98%	(1.75%)	(0.83%)	0.60%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategies effective December 1, 2020. Performance information for periods prior to December 1, 2020 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen International Equity Fund to Aberdeen Emerging Markets Sustainable Leaders Fund. Please consult the Fund’s prospectus for more detail.
2	Not annualized
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of April 30, 2023)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn Emerging Markets Sustainable Leaders Fund, the Morgan
Stanley Capital International (MSCI) Emerging Markets Index (Net Daily Total Return) and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 Emerging Markets (EM) countries. With 1,377 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI Emerging Markets Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
20	2023 Semi-Annual Report

abrdn Emerging Markets Sustainable Leaders Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2023 (Unaudited)

Asset Allocation
Common Stocks	91.8%
Preferred Stocks	7.1%
Short-Term Investment	0.4%
Other Assets in Excess of Liabilities	0.7%
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Information Technology	26.2%
Semiconductors & Semiconductor Equipment	12.5%
Technology Hardware, Storage & Peripherals	6.0%
Software	2.9%
Electronic Equipment, Instruments & Components	2.6%
IT Services	2.2%
Financials	24.7%
Consumer Discretionary	12.2%
Consumer Staples	7.8%
Communication Services	7.1%
Industrials	5.7%
Materials	4.3%
Health Care	4.1%
Utilities	3.7%
Real Estate	3.1%
Short-Term Investment	0.4%
Assets in Excess of Other Liabilities	0.7%
100.0%
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	8.3%
Samsung Electronics Co. Ltd.	6.0%
Tencent Holdings Ltd.	5.8%
Alibaba Group Holding Ltd.	4.3%
Housing Development Finance Corp. Ltd.	3.9%
Grupo Financiero Banorte SAB de CV	2.8%
Power Grid Corp. of India Ltd.	2.8%
LG Chem Ltd.	2.7%
AIA Group Ltd.	2.5%
SBI Life Insurance Co. Ltd.	2.1%

Countries
China	28.1%
India	15.9%
Taiwan	11.9%
South Korea	8.7%
Brazil	8.2%
Hong Kong	4.8%
Mexico	4.4%
Indonesia	4.3%
Netherlands	2.4%
Saudi Arabia	2.0%
Other, less than 2% each	8.2%
Short-Term Investment	0.4%
Assets in Excess of Other Liabilities	0.7%
100.0%

2023 Semi-Annual Report	21

Statement of Investments
April 30, 2023 (Unaudited)
abrdn Emerging Markets Sustainable Leaders Fund

Shares		Value
COMMON STOCKS—91.8%
AUSTRIA—1.0%
Materials—1.0%
Mondi PLC	48,669	$ 770,669
BRAZIL—7.1%
Consumer Discretionary—1.3%
MercadoLibre, Inc.(a)	837	1,069,259
Consumer Staples—3.6%
Adecoagro SA	102,134	864,054
Raia Drogasil SA	270,568	1,425,584
Sendas Distribuidora SA	249,598	615,012
		2,904,650
Industrials—1.1%
WEG SA	103,806	855,789
Real Estate—1.1%
Multiplan Empreendimentos Imobiliarios SA	163,760	850,351
Total Brazil		5,680,049
CHILE—1.6%
Financials—1.0%
Banco Santander Chile, ADR	43,869	840,091
Materials—0.6%
Sociedad Quimica y Minera de Chile SA, ADR	7,151	482,550
Total Chile		1,322,641
CHINA—28.1%
Communication Services—5.8%
Tencent Holdings Ltd.	104,800	4,654,808
Consumer Discretionary—10.9%
Alibaba Group Holding Ltd.(a)	325,300	3,439,599
China Tourism Group Duty Free Corp. Ltd., A Shares(a)(b)(c)	37,700	806,454
JD.com, Inc., A Shares	60,400	1,078,010
Midea Group Co. Ltd., A Shares (Stock Connect)(c)	182,029	1,494,052
Tongcheng Travel Holdings Ltd.(a)	525,600	1,118,060
Zhongsheng Group Holdings Ltd.	188,500	805,180
		8,741,355
Financials—0.7%
China International Capital Corp. Ltd., H Shares(b)	281,200	590,875
Health Care—2.8%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)(c)	28,731	1,295,901
Wuxi Biologics Cayman, Inc.(a)(b)	162,000	965,979
		2,261,880
Industrials—3.2%
Centre Testing International Group Co. Ltd., A Shares(c)	253,180	704,752
Contemporary Amperex Technology Co. Ltd., A Shares(c)	36,360	1,216,700
NARI Technology Co. Ltd., A Shares (Stock Connect)(c)	171,016	646,441
		2,567,893
Information Technology—3.7%
Glodon Co. Ltd., A Shares(c)	114,040	956,106
Shares		Value

Hundsun Technologies, Inc., A Shares(c)	186,926	$ 1,336,769
LONGi Green Energy Technology Co. Ltd., A Shares(c)	135,687	685,411
		2,978,286
Real Estate—1.0%
China Vanke Co. Ltd., H Shares	496,100	775,550
Total China		22,570,647
HONG KONG—4.8%
Consumer Staples—1.0%
Vitasoy International Holdings Ltd.	440,000	778,287
Financials—3.8%
AIA Group Ltd.	186,900	2,034,794
Hong Kong Exchanges & Clearing Ltd.	25,800	1,071,136
		3,105,930
Total Hong Kong		3,884,217
INDIA—15.9%
Consumer Staples—1.6%
Hindustan Unilever Ltd.	43,284	1,303,205
Financials—7.7%
Housing Development Finance Corp. Ltd.	92,719	3,152,734
Kotak Mahindra Bank Ltd.	56,817	1,348,724
SBI Life Insurance Co. Ltd.(b)	122,037	1,704,882
		6,206,340
Health Care—1.3%
Syngene International Ltd.(b)	123,780	1,025,298
Information Technology—1.6%
Tata Consultancy Services Ltd.	33,244	1,312,622
Utilities—3.7%
Power Grid Corp. of India Ltd.	775,135	2,245,392
ReNew Energy Global PLC, Class A(a)	132,293	677,340
		2,922,732
Total India		12,770,197
INDONESIA—4.3%
Communication Services—1.3%
Telkom Indonesia Persero Tbk PT(d)	3,610,000	1,045,632
Financials—3.0%
Bank Central Asia Tbk PT(d)	1,446,200	894,982
Bank Rakyat Indonesia Persero Tbk PT	4,380,500	1,526,513
		2,421,495
Total Indonesia		3,467,127
KAZAKHSTAN—1.3%
Financials—1.3%
Kaspi.KZ JSC, GDR(b)(d)	12,728	1,051,715
MEXICO—4.4%
Consumer Staples—1.6%
Fomento Economico Mexicano SAB de CV, ADR	13,273	1,287,746
Financials—2.8%
Grupo Financiero Banorte SAB de CV, Class O	261,747	2,268,440
Total Mexico		3,556,186

See accompanying Notes to Financial Statements.
22	2023 Semi-Annual Report

Statement of Investments  (concluded)
April 30, 2023 (Unaudited)
abrdn Emerging Markets Sustainable Leaders Fund

Shares		Value
COMMON STOCKS (continued)
NETHERLANDS—2.4%
Information Technology—2.4%
ASM International NV	2,453	$ 890,560
ASML Holding NV	1,609	1,021,092
		1,911,652
PHILIPPINES—1.0%
Real Estate—1.0%
Ayala Land, Inc.	1,723,300	832,873
POLAND—1.4%
Industrials—1.4%
InPost SA(a)	101,561	1,090,039
SAUDI ARABIA—2.0%
Financials—2.0%
Al Rajhi Bank	75,968	1,567,975
SOUTH AFRICA—1.3%
Financials—1.3%
Sanlam Ltd.	333,479	1,028,740
SOUTH KOREA—2.7%
Materials—2.7%
LG Chem Ltd.	3,973	2,206,935
TAIWAN—11.9%
Information Technology—11.9%
Chroma ATE, Inc.	146,000	906,324
Hon Hai Precision Industry Co. Ltd.	346,000	1,179,012
MediaTek, Inc.	36,000	782,778
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	407,000	6,664,866
		9,532,980
UNITED STATES—0.6%
Information Technology—0.6%
Globant SA(a)	3,119	489,278
Total Common Stocks		73,733,920
PREFERRED STOCKS—7.1%
BRAZIL—1.1%
Financials—1.1%
Banco Bradesco SA, Preferred Shares, ADR, 1.94%	318,494	891,783
SOUTH KOREA—6.0%
Information Technology—6.0%
Samsung Electronics Co. Ltd.	113,823	4,758,357
Total Preferred Stocks		5,650,140
SHORT-TERM INVESTMENT—0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.76%(e)	375,921	375,921
Total Short-Term Investment		375,921
Total Investments (Cost $94,287,378)(f)—99.3%		79,759,981
Other Assets in Excess of Liabilities—0.7%		528,917
Net Assets—100.0%		$80,288,898

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(d)	Illiquid security.
(e)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2023.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
2023 Semi-Annual Report	23

abrdn Global Equity Impact Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2023)[2]		Six Month[3]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	14.21%	3.95%	5.94%	4.15%
	w/SC4	7.62%	(2.06%)	4.70%	3.53%
Institutional Class[5]	w/o SC	14.37%	4.21%	6.21%	4.42%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Returns prior to December 3, 2021 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Performance shown for periods after February 1, 2017 reflect the Fund’s receipt of payment from some European jurisdictions related to prior years in accordance with European Union law under Article 63 of the Treaty on the Functioning of the European Union (the “Article 63 EU Tax Reclaims”). The receipt of these extraordinary payments and accrual of anticipated payments increased the Fund’s performance for all periods that include February 2017, October 2017, August 2018, February 2019, September 2019, June 2022, and October 2022 in a manner that may not recur in the future, and the Fund’s performance was significantly higher than it would have been absent receipt of the Article 63 EU Tax Reclaims. At the time of receipt or accrual of the income and related taxes, including any adjustment in taxes previously estimated for similar payments, those payments and accruals resulted in an increase in net assets of approximately 3.1%, 0.3%, 0.9%, 2.1% and 2.0%, in 2017, 2018, 2019, 2022 and 2023, respectively. Past returns would have been higher had the Fund not originally paid the withholding taxes that relate to the EU reclaims that are now being returned. There can be no assurance that the Fund will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future.
3	Not annualized
4	A 5.75% front-end sales charge was deducted.
5	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of April 30, 2023)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn Global Equity Impact Fund, Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net Daily Total Return) and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2023. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses Investors cannot invest directly in market indexes.
The MSCI ACWI Index, MSCI’s flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 Developed Markets ("DM") countries and 24 Emerging Markets ("EM") countries. As of May 2023, it covers more than 2,933 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI ACWI Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
24	2023 Semi-Annual Report

abrdn Global Equity Impact Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2023 (Unaudited)

Asset Allocation
Common Stocks	101.0%
Short-Term Investment	2.1%
Liabilities in Excess of Other Assets	(3.1%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Health Care	24.7%
Industrials	23.1%
Financials	20.5%
Information Technology	8.8%
Utilities	7.3%
Real Estate	7.1%
Materials	4.0%
Consumer Discretionary	3.4%
Consumer Staples	2.1%
Short-Term Investment	2.1%
Liabilities in Excess of Other Assets	(3.1%)
100.0%
Top Ten Holdings
AstraZeneca PLC	5.2%
Novo Nordisk AS	5.0%
Housing Development Finance Corp. Ltd.	4.7%
UnitedHealth Group, Inc.	4.7%
Schneider Electric SE	4.6%
Tetra Tech, Inc.	4.5%
AIA Group Ltd.	4.1%
AXA SA	3.6%
Merck & Co., Inc.	3.6%
RELX PLC	3.3%

Countries
United States	49.3%
United Kingdom	9.8%
Denmark	7.1%
India	5.9%
Hong Kong	4.1%
France	3.6%
South Korea	3.0%
Indonesia	2.9%
Netherlands	2.8%
Brazil	2.3%
Other, less than 2% each	10.2%
Short-Term Investment	2.1%
Liabilities in Excess of Other Assets	(3.1%)
100.0%

2023 Semi-Annual Report	25

Statement of Investments
April 30, 2023 (Unaudited)
abrdn Global Equity Impact Fund

Shares		Value
COMMON STOCKS—101.0%
BRAZIL—2.3%
Consumer Discretionary—1.0%
MercadoLibre, Inc.	410	$ 523,771
Financials—1.3%
Banco Bradesco SA	253,049	630,111
Total Brazil		1,153,882
CHINA—1.4%
Health Care—1.4%
Wuxi Biologics Cayman, Inc.(a)(b)	116,000	691,689
DENMARK—7.1%
Health Care—5.0%
Novo Nordisk AS, Class B(a)	15,161	2,522,098
Industrials—1.2%
Vestas Wind Systems AS	22,305	617,193
Utilities—0.9%
Orsted AS	5,193	466,072
Total Denmark		3,605,363
FRANCE—3.6%
Financials—3.6%
AXA SA	55,962	1,826,610
HONG KONG—4.1%
Financials—4.1%
AIA Group Ltd.	190,100	2,069,632
INDIA—5.9%
Financials—4.7%
Housing Development Finance Corp. Ltd.	69,861	2,375,491
Utilities—1.2%
ReNew Energy Global PLC, Class A	120,638	617,667
Total India		2,993,158
INDONESIA—2.9%
Financials—2.9%
Bank Rakyat Indonesia Persero Tbk PT	4,229,095	1,473,751
ISRAEL—0.7%
Industrials—0.7%
Kornit Digital Ltd.	20,754	378,968
JAPAN—1.0%
Consumer Discretionary—1.0%
LITALICO, Inc.(b)	27,400	491,005
MEXICO—1.9%
Financials—1.9%
Gentera SAB de CV	860,428	945,636
NETHERLANDS—2.8%
Information Technology—2.8%
ASML Holding NV	2,257	1,432,320
REPUBLIC OF IRELAND—1.7%
Industrials—1.7%
Kingspan Group PLC(b)	12,572	871,236
SOUTH AFRICA—0.9%
Consumer Staples—0.9%
Clicks Group Ltd.	31,974	467,292
Shares		Value

SOUTH KOREA—3.0%
Information Technology—3.0%
Samsung SDI Co. Ltd.	2,946	$ 1,528,891
SWITZERLAND—1.2%
Materials—1.2%
DSM-Firmenich AG(b)	4,458	583,382
TAIWAN—1.4%
Industrials—1.4%
Voltronic Power Technology Corp.	12,610	725,075
UNITED KINGDOM—9.8%
Health Care—5.2%
AstraZeneca PLC	17,953	2,642,016
Industrials—3.3%
RELX PLC(b)	50,161	1,671,299
Utilities—1.3%
SSE PLC	27,133	626,044
Total United Kingdom		4,939,359
UNITED STATES—49.3%
Consumer Discretionary—1.4%
Coursera, Inc.(b)	55,147	686,029
Consumer Staples—1.2%
Darling Ingredients, Inc.(b)	10,594	631,084
Financials—2.0%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	36,242	1,028,548
Health Care—13.1%
GSK PLC	55,827	1,006,737
Insulet Corp.(b)	4,522	1,438,177
Merck & Co., Inc.	15,730	1,816,343
UnitedHealth Group, Inc.(b)	4,821	2,372,366
		6,633,623
Industrials—14.8%
Johnson Controls International PLC	20,018	1,197,877
Schneider Electric SE(b)	13,264	2,313,133
Shoals Technologies Group, Inc., Class A(b)	31,374	655,403
Tetra Tech, Inc.	16,330	2,259,582
Westinghouse Air Brake Technologies Corp.(a)(b)	10,704	1,045,460
		7,471,455
Information Technology—3.0%
Analog Devices, Inc.	8,440	1,518,187
Materials—2.8%
Crown Holdings, Inc.	16,273	1,395,898
Real Estate—7.1%
American Tower Corp., REIT	5,744	1,174,016
Equinix, Inc., REIT	1,101	797,212
Prologis, Inc., REIT	12,746	1,596,437
		3,567,665
Utilities—3.9%
American Water Works Co., Inc.	6,700	993,275
NextEra Energy, Inc.	13,030	998,489
		1,991,764
Total United States		24,924,253
Total Common Stocks		51,101,502

See accompanying Notes to Financial Statements.
26	2023 Semi-Annual Report

Statement of Investments  (concluded)
April 30, 2023 (Unaudited)
abrdn Global Equity Impact Fund

Shares		Value
SHORT-TERM INVESTMENT—2.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.76%(c)	1,060,220	$ 1,060,220
Total Short-Term Investment		1,060,220
Total Investments (Cost $47,402,817)(d)—103.1%		52,161,722
Liabilities in Excess of Other Assets—(3.1%)		(1,575,506)
Net Assets—100.0%		$50,586,216

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2023.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
2023 Semi-Annual Report	27

abrdn Global Infrastructure Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2023)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	14.43%	3.34%	7.30%	6.46%
	w/SC3	7.84%	(2.62%)	6.03%	5.83%
Institutional Class[4]	w/o SC	14.55%	3.60%	7.57%	6.73%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Not annualized
3	A 5.75% front-end sales charge was deducted.
4	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of April 30, 2023)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn Global Infrastructure Fund, Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net Daily Total Return), S&P Global Infrastructure Index (Net Total Return) and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.
The MSCI ACWI Index, MSCI’s flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 Developed Markets ("DM") countries and 24 Emerging Markets ("EM") countries. As of May 2023, it covers more than 2,933 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI ACWI Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
S&P Global Infrastructure Index is a total return index that is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. Net Total Return (NTR) indexes include reinvestments of all dividends minus taxes. The S&P Global Infrastructure (Net Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
28	2023 Semi-Annual Report

abrdn Global Infrastructure Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2023 (Unaudited)

Asset Allocation
Common Stocks	98.8%
Short-Term Investment	1.0%
Other Assets in Excess of Liabilities	0.2%
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Industrials	36.6%
Transportation Infrastructure	16.1%
Construction & Engineering	9.4%
Ground Transportation	8.9%
Commercial Services & Supplies	2.2%
Utilities	32.4%
Multi-Utilities	11.4%
Electric Utilities	11.3%
Independent Power Producers & Energy Traders	9.7%
Communication Services	13.5%
Energy	9.9%
Real Estate	3.9%
Materials	2.2%
Information Technology	0.3%
Short-Term Investment	1.0%
Assets in Excess of Other Liabilities	0.2%
100.0%
Top Ten Holdings
Ferrovial SA	3.1%
Aena SME SA	3.1%
Vinci SA	3.0%
Engie SA	3.0%
Cellnex Telecom SA	2.9%
CCR SA	2.9%
Enbridge, Inc.	2.9%
Kinder Morgan, Inc.	2.8%
Williams Cos., Inc. (The)	2.8%
RWE AG	2.8%

Countries
United States	32.3%
France	12.8%
Spain	11.2%
Italy	6.6%
Canada	6.2%
Brazil	5.7%
United Kingdom	5.0%
Mexico	3.5%
Germany	2.8%
Philippines	2.2%
Other, less than 2% each	10.5%
Short-Term Investment	1.0%
Assets in Excess of Other Liabilities	0.2%
100.0%

2023 Semi-Annual Report	29

Statement of Investments
April 30, 2023 (Unaudited)
abrdn Global Infrastructure Fund

Shares		Value
COMMON STOCKS—98.8%
ARGENTINA—1.7%
Industrials—0.8%
Corp. America Airports SA(a)	36,800	$ 393,392
Materials—0.9%
Loma Negra Cia Industrial Argentina SA, ADR	79,600	487,152
Total Argentina		880,544
AUSTRALIA—1.0%
Industrials—1.0%
Aurizon Holdings Ltd.	219,000	497,929
BRAZIL—5.7%
Industrials—4.6%
CCR SA	543,400	1,478,395
Rumo SA	218,100	861,416
		2,339,811
Utilities—1.1%
Omega Energia SA(a)	294,907	546,321
Total Brazil		2,886,132
CANADA—6.2%
Energy—2.9%
Enbridge, Inc.	37,000	1,471,152
Industrials—2.2%
Canadian Pacific Kansas City Ltd.	14,500	1,143,180
Utilities—1.1%
Algonquin Power & Utilities Corp.	63,300	538,226
Total Canada		3,152,558
CHINA—0.3%
Information Technology—0.3%
GDS Holdings Ltd., ADR(a)	10,400	161,512
FRANCE—12.8%
Industrials—7.5%
Eiffage SA	11,000	1,309,262
Getlink SE	52,900	988,661
Vinci SA	12,200	1,509,033
		3,806,956
Utilities—5.3%
Engie SA	93,100	1,489,999
Veolia Environnement SA	37,000	1,171,603
		2,661,602
Total France		6,468,558
GERMANY—2.8%
Utilities—2.8%
RWE AG(a)	30,000	1,406,587
GUATEMALA—0.7%
Communication Services—0.7%
Millicom International Cellular SA, SDR(a)	18,610	333,794
INDONESIA—0.8%
Communication Services—0.8%
Sarana Menara Nusantara Tbk PT	5,845,200	409,355
ITALY—6.6%
Communication Services—2.5%
Infrastrutture Wireless Italiane SpA(b)	92,200	1,279,692
Shares		Value

Materials—1.3%
Buzzi Unicem SpA	26,500	$ 658,945
Utilities—2.8%
Enel SpA	203,500	1,390,335
Total Italy		3,328,972
LUXEMBOURG—0.7%
Communication Services—0.7%
SES SA	54,800	339,904
MALAYSIA—1.7%
Industrials—1.7%
Malaysia Airports Holdings Bhd	550,100	870,640
MEXICO—3.5%
Industrials—3.5%
Grupo Aeroportuario del Centro Norte SAB de CV	70,900	777,792
Promotora y Operadora de Infraestructura SAB de CV	96,400	1,003,221
		1,781,013
NIGERIA—1.0%
Communication Services—1.0%
IHS Holding Ltd.(a)	51,500	496,975
NORWAY—1.1%
Communication Services—1.1%
Telenor ASA	46,300	577,738
PHILIPPINES—2.2%
Industrials—2.2%
International Container Terminal Services, Inc.	284,600	1,116,111
SPAIN—11.2%
Communication Services—2.9%
Cellnex Telecom SA(a)(b)	35,200	1,482,061
Industrials—6.2%
Aena SME SA(a)(b)	9,400	1,583,119
Ferrovial SA	50,505	1,583,504
		3,166,623
Utilities—2.1%
EDP Renovaveis SA(a)	47,300	1,051,369
Total Spain		5,700,053
TANZANIA—1.5%
Communication Services—1.5%
Helios Towers PLC(a)	577,600	754,990
UNITED KINGDOM—5.0%
Communication Services—1.2%
Vodafone Group PLC	502,900	604,046
Industrials—0.9%
National Express Group PLC	295,500	451,614
Utilities—2.9%
National Grid PLC, ADR	11,200	802,480
SSE PLC	29,396	678,259
		1,480,739
Total United Kingdom		2,536,399

See accompanying Notes to Financial Statements.
30	2023 Semi-Annual Report

Statement of Investments  (concluded)
April 30, 2023 (Unaudited)
abrdn Global Infrastructure Fund

Shares		Value
COMMON STOCKS (continued)
UNITED STATES—32.3%
Communication Services—1.1%
DISH Network Corp., Class A(a)	15,200	$ 114,152
Verizon Communications, Inc.	11,000	427,130
		541,282
Energy—7.0%
Cheniere Energy, Inc.	4,700	719,100
Kinder Morgan, Inc.	83,400	1,430,310
Williams Cos., Inc. (The)	47,000	1,422,220
		3,571,630
Industrials—6.0%
CoreCivic, Inc., REIT(a)	58,200	511,578
Dycom Industries, Inc.(a)	4,000	370,480
Norfolk Southern Corp.	3,400	690,302
Union Pacific Corp.	4,400	861,080
Waste Connections, Inc.	4,400	612,260
		3,045,700
Real Estate—3.9%
American Tower Corp., REIT	5,400	1,103,706
Crown Castle, Inc., REIT	7,200	886,248
		1,989,954
Utilities—14.3%
American Electric Power Co., Inc.	8,500	785,570
CenterPoint Energy, Inc.	27,800	847,066
Clearway Energy, Inc., Class C	20,600	625,622
CMS Energy Corp.	14,100	877,866
FirstEnergy Corp.	22,300	887,540
NextEra Energy Partners LP	8,800	506,088
NextEra Energy, Inc.	15,500	1,187,765
PPL Corp.	26,800	769,696
Vistra Corp.	32,000	763,520
		7,250,733
Total United States		16,399,299
Total Common Stocks		50,099,063
SHORT-TERM INVESTMENT—1.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.76%(c)	494,819	494,819
Total Short-Term Investment		494,819
Total Investments (Cost $42,200,653)(d)—99.8%		50,593,882
Other Assets in Excess of Liabilities—0.2%		105,518
Net Assets—100.0%		$50,699,400

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2023.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
2023 Semi-Annual Report	31

abrdn International Small Cap Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2023)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	15.42%	(3.70%)	2.88%	4.89%
	w/SC3	8.78%	(9.24%)	1.66%	4.27%
Class C	w/o SC	15.03%	(4.34%)	2.20%	4.20%
	w/SC4	14.03%	(5.29%)	2.20%	4.20%
Class R5	w/o SC	15.25%	(3.99%)	2.57%	4.58%
Institutional Class	w/o SC	15.56%	(3.42%)	3.23%	5.24%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategy effective February 29, 2016. Performance information for periods prior to February 29, 2016 does not reflect the current investment strategy. Please consult the Fund’s prospectus for more detail.
2	Not annualized
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of April 30, 2023)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn International Small Cap Fund, Morgan Stanley Capital International (MSCI) All Country World (ACWI) ex USA Small Cap Index (Net Daily Total Return) and the U.S. Consumer Price Index
(CPI) over a 10-year period ended April 30, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 4,376 constituents, the index covers approximately 14% of the global equity opportunity set outside the US. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI ACWI ex USA Small Cap Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
32	2023 Semi-Annual Report

abrdn International Small Cap Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2023 (Unaudited)

Asset Allocation
Common Stocks	95.3%
Preferred Stocks	2.0%
Short-Term Investment	1.2%
Other Assets in Excess of Liabilities	1.5%
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Industrials	25.5%
Life Sciences Tools & Services	4.4%
Professional Services	4.0%
Trading Companies & Distributors	3.7%
Construction & Engineering	3.0%
Transportation Infrastructure	2.9%
Electrical Equipment	2.9%
Commercial Services & Supplies	2.5%
Marine Transportation	2.1%
Information Technology	21.7%
Health Care	13.6%
Consumer Staples	9.8%
Communication Services	9.2%
Financials	7.6%
Consumer Discretionary	7.5%
Energy	2.4%
Short-Term Investment	1.2%
Assets in Excess of Other Liabilities	1.5%
100.0%
Top Ten Holdings
Dechra Pharmaceuticals PLC	3.8%
Chroma ATE, Inc.	3.8%
CTS Eventim AG & Co. KGaA	3.5%
WNS Holdings Ltd., ADR	3.3%
Steadfast Group Ltd.	3.3%
Interparfums SA	3.2%
TechnoPro Holdings, Inc.	3.1%
SHO-BOND Holdings Co. Ltd.	3.0%
Games Workshop Group PLC	3.0%
Voltronic Power Technology Corp.	2.9%

Countries
Japan	14.3%
United Kingdom	9.6%
Taiwan	9.5%
India	8.4%
Australia	6.7%
France	5.6%
Germany	5.5%
Israel	5.3%
Sweden	4.6%
Mexico	2.9%
Switzerland	2.8%
Canada	2.7%
Belgium	2.7%
Poland	2.5%
Netherlands	2.2%
Vietnam	2.1%
Hong Kong	2.1%
Republic of Ireland	2.1%
Italy	2.0%
Other, less than 2% each	3.7%
Short-Term Investment	1.2%
Assets in Excess of Other Liabilities	1.5%
100.0%

2023 Semi-Annual Report	33

Statement of Investments
April 30, 2023 (Unaudited)
abrdn International Small Cap Fund

Shares		Value
COMMON STOCKS—95.3%
AUSTRALIA—6.7%
Consumer Discretionary—2.5%
IDP Education Ltd.	236,987	$ 4,452,220
Financials—3.3%
Steadfast Group Ltd.	1,474,185	5,811,834
Industrials—0.9%
IPH Ltd.	284,404	1,538,533
Total Australia		11,802,587
BELGIUM—2.7%
Industrials—2.7%
Azelis Group NV	198,200	4,702,191
CANADA—2.7%
Consumer Staples—2.7%
Jamieson Wellness, Inc.(a)	193,466	4,777,925
CHINA—0.9%
Communication Services—0.9%
Autohome, Inc., ADR	51,270	1,520,155
FRANCE—5.6%
Consumer Staples—3.2%
Interparfums SA	71,651	5,691,448
Energy—2.4%
Gaztransport Et Technigaz SA	38,962	4,166,643
Total France		9,858,091
GERMANY—3.5%
Communication Services—3.5%
CTS Eventim AG & Co. KGaA(b)	92,178	6,073,165
HONG KONG—2.1%
Industrials—2.1%
Pacific Basin Shipping Ltd.	10,636,800	3,701,140
INDIA—8.4%
Communication Services—2.6%
Affle India Ltd.(b)	396,334	4,535,742
Health Care—2.5%
Syngene International Ltd.(a)	521,658	4,321,012
Information Technology—3.3%
WNS Holdings Ltd., ADR(b)	65,190	5,878,182
Total India		14,734,936
ISRAEL—5.3%
Information Technology—5.3%
CyberArk Software Ltd.(b)	35,336	4,402,866
Nova Ltd.(b)	52,621	4,812,190
		9,215,056
ITALY—2.0%
Financials—2.0%
FinecoBank Banca Fineco SpA	225,477	3,417,710
JAPAN—14.3%
Consumer Discretionary—2.0%
Asics Corp.	122,800	3,432,422
Health Care—1.3%
Mani, Inc.	170,800	2,235,194
Industrials—11.0%
Daiseki Co. Ltd.	153,000	4,377,388
Shares		Value

Nabtesco Corp.	179,900	$ 4,336,223
SHO-BOND Holdings Co. Ltd.	122,100	5,218,056
TechnoPro Holdings, Inc.	198,300	5,410,353
		19,342,020
Total Japan		25,009,636
MEXICO—2.9%
Industrials—2.9%
Grupo Aeroportuario del Sureste SAB de CV, B Shares	174,970	5,012,475
NETHERLANDS—2.2%
Information Technology—2.2%
BE Semiconductor Industries NV	42,107	3,790,204
POLAND—2.5%
Consumer Staples—2.5%
Dino Polska SA(a)(b)	43,561	4,442,492
REPUBLIC OF IRELAND—2.1%
Information Technology—2.1%
Keywords Studios PLC	105,828	3,600,144
ROMANIA—1.4%
Information Technology—1.4%
Endava PLC, ADR(b)	43,911	2,527,956
SOUTH AFRICA—1.4%
Consumer Staples—1.4%
Clicks Group Ltd.	163,182	2,384,861
SWEDEN—4.6%
Communication Services—1.3%
Hemnet Group AB	142,335	2,331,757
Financials—2.3%
Nordnet AB publ	249,296	3,919,293
Industrials—1.0%
AddTech AB, Class B	90,246	1,808,727
Total Sweden		8,059,777
SWITZERLAND—2.8%
Health Care—2.8%
SKAN Group AG	50,485	4,868,610
TAIWAN—9.5%
Health Care—1.3%
Universal Vision Biotechnology Co. Ltd.	175,000	2,291,173
Industrials—2.9%
Voltronic Power Technology Corp.	88,500	5,088,753
Information Technology—5.3%
Chroma ATE, Inc.	1,063,000	6,598,784
Sinbon Electronics Co. Ltd.	240,000	2,660,960
		9,259,744
Total Taiwan		16,639,670
UNITED KINGDOM—9.6%
Communication Services—0.9%
Future PLC	114,968	1,631,377
Consumer Discretionary—3.0%
Games Workshop Group PLC	41,722	5,207,656

See accompanying Notes to Financial Statements.
34	2023 Semi-Annual Report

Statement of Investments  (concluded)
April 30, 2023 (Unaudited)
abrdn International Small Cap Fund

Shares		Value
COMMON STOCKS (continued)
UNITED KINGDOM (continued)
Health Care—5.7%
Dechra Pharmaceuticals PLC	140,677	$ 6,603,527
Genus PLC	101,720	3,439,187
		10,042,714
Total United Kingdom		16,881,747
VIETNAM—2.1%
Information Technology—2.1%
FPT Corp.	1,128,740	3,737,126
Total Common Stocks		166,757,654
PREFERRED STOCKS—2.0%
GERMANY—2.0%
Industrials—2.0%
Jungheinrich AG	91,537	3,547,951
Total Preferred Stocks		3,547,951
SHORT-TERM INVESTMENT—1.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.76%(c)	2,150,400	2,150,400
Total Short-Term Investment		2,150,400
Total Investments (Cost $179,502,104)(d)—98.5%		172,456,005
Other Assets in Excess of Liabilities—1.5%		2,592,504
Net Assets—100.0%		$175,048,509

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2023.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
2023 Semi-Annual Report	35

abrdn International Sustainable Leaders Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2023)[2]		Six Month[3]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	23.16%	8.05%	1.45%	2.06%
	w/SC4	16.09%	1.85%	0.25%	1.46%
Institutional Class[5]	w/o SC	23.33%	8.36%	1.70%	2.32%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Returns prior to December 3, 2021 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Performance shown for periods after December 16, 2016 reflect the Fund’s receipt of payment from some European jurisdictions related to prior years in accordance with European Union law under Article 63 of the Treaty on the Functioning of the European Union (the “Article 63 EU Tax Reclaims”). The receipt of these extraordinary payments and accrual of anticipated payments increased the Fund’s performance for all periods that include December 2016, February 2017, July 2017, October 2017, February 2019, March 2019, September 2019, June 2022, and October 2022 in a manner that may not recur in the future, and the Fund’s performance was significantly higher than it would have been absent receipt of the Article 63 EU Tax Reclaims. At the time of receipt or accrual of the income and related taxes, including any adjustments to taxes previously estimated for similar payments, those payments and accruals resulted in an increase in net assets of approximately 5.4%, 2.1%, 1.4% and 1.9%, in 2017, 2019, 2022 and 2023, respectively. Past returns would have been higher had the Fund not originally paid the withholding taxes that relate to the EU reclaims that are now being returned. There can be no assurance that the Fund will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future.
3	Not annualized
4	A 5.75% front-end sales charge was deducted.
5	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of April 30, 2023)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn International Sustainable Leaders Fund, Morgan Stanley Capital International (MSCI) All Country World ex USA Index (ACWI
ex USA) (Net Daily Total Return) and the U.S. Consumer Price Index
(CPI) over a 10-year period ended April 30, 2023. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.
The MSCI ACWI ex USA Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States (U.S.)) and 24 Emerging Markets (EM) countries. With 2,258 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI ACWI ex USA Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
36	2023 Semi-Annual Report

abrdn International Sustainable Leaders Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2023 (Unaudited)

Asset Allocation
Common Stocks	100.1%
Short-Term Investment	2.1%
Liabilities in Excess of Other Assets	(2.2%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Financials	21.9%
Health Care	21.0%
Information Technology	14.9%
Industrials	12.1%
Materials	10.5%
Consumer Staples	10.1%
Consumer Discretionary	4.8%
Real Estate	3.0%
Utilities	1.8%
Short-Term Investment	2.1%
Liabilities in Excess of Other Assets	(2.2%)
100.0%
Top Ten Holdings
L'Oreal SA	4.5%
Novo Nordisk AS	4.3%
AIA Group Ltd.	4.2%
Wolters Kluwer NV	4.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4.0%
Housing Development Finance Corp. Ltd.	4.0%
Linde PLC	3.2%
Dechra Pharmaceuticals PLC	3.1%
DSM-Firmenich AG	3.0%
Goodman Group	3.0%

Countries
Denmark	11.6%
United States	10.3%
France	9.1%
Netherlands	8.9%
United Kingdom	8.4%
Japan	8.4%
Australia	8.0%
India	5.6%
Hong Kong	4.2%
Taiwan	4.0%
Switzerland	3.0%
Indonesia	2.8%
Sweden	2.7%
Singapore	2.7%
South Korea	2.3%
Poland	2.0%
Other, less than 2% each	6.1%
Short-Term Investment	2.1%
Liabilities in Excess of Other Assets	(2.2%)
100.0%

2023 Semi-Annual Report	37

Statement of Investments
April 30, 2023 (Unaudited)
abrdn International Sustainable Leaders Fund

Shares		Value
COMMON STOCKS—100.1%
AUSTRALIA—8.0%
Financials—2.2%
Steadfast Group Ltd.	498,201	$ 1,964,110
Health Care—2.8%
Cochlear Ltd.	14,910	2,444,756
Real Estate—3.0%
Goodman Group, REIT	199,791	2,575,632
Total Australia		6,984,498
BELGIUM—0.8%
Industrials—0.8%
Azelis Group NV	29,268	694,368
CANADA—1.1%
Financials—1.1%
CI Financial Corp.	92,906	914,763
CHINA—1.0%
Health Care—1.0%
Wuxi Biologics Cayman, Inc.(a)(b)	144,000	858,648
DENMARK—11.6%
Financials—2.9%
Tryg A/S	108,468	2,563,421
Health Care—6.9%
Genmab AS(b)	5,476	2,250,442
Novo Nordisk AS, Class B	22,845	3,800,365
		6,050,807
Utilities—1.8%
Orsted AS(a)	17,141	1,538,406
Total Denmark		10,152,634
FRANCE—9.1%
Consumer Discretionary—2.5%
LVMH Moet Hennessy Louis Vuitton SE	2,260	2,173,851
Consumer Staples—4.5%
L'Oreal SA	8,195	3,916,530
Information Technology—2.1%
Dassault Systemes SE	45,232	1,836,222
Total France		7,926,603
HONG KONG—4.2%
Financials—4.2%
AIA Group Ltd.	339,400	3,695,072
INDIA—5.6%
Financials—4.0%
Housing Development Finance Corp. Ltd.	102,628	3,489,671
Materials—1.6%
Asian Paints Ltd.	38,084	1,351,448
Total India		4,841,119
INDONESIA—2.8%
Financials—2.8%
Bank Rakyat Indonesia Persero Tbk PT	6,935,900	2,417,016
JAPAN—8.4%
Consumer Discretionary—2.3%
Sony Group Corp.	22,200	2,008,516
Health Care—2.4%
Chugai Pharmaceutical Co. Ltd.	79,100	2,041,226
Shares		Value

Industrials—1.6%
SHO-BOND Holdings Co. Ltd.	32,400	$ 1,384,644
Information Technology—2.1%
Keyence Corp.	4,100	1,848,922
Total Japan		7,283,308
LATVIA—0.0%
Financials—0.0%
Parex Bank(b)(c)(d)	1,424,182	–
NETHERLANDS—8.9%
Financials—2.0%
Adyen NV(a)(b)	1,086	1,745,041
Industrials—4.1%
Wolters Kluwer NV	26,751	3,541,654
Information Technology—2.8%
ASML Holding NV	3,915	2,484,508
Total Netherlands		7,771,203
NEW ZEALAND—1.6%
Information Technology—1.6%
Xero Ltd.(b)	22,072	1,377,861
POLAND—2.0%
Consumer Staples—2.0%
Dino Polska SA(a)(b)	17,213	1,755,437
SINGAPORE—2.7%
Financials—2.7%
DBS Group Holdings Ltd.	96,700	2,389,452
SOUTH AFRICA—1.6%
Consumer Staples—1.6%
Clicks Group Ltd.	94,224	1,377,059
SOUTH KOREA—2.3%
Information Technology—2.3%
Samsung SDI Co. Ltd.	3,797	1,970,536
SWEDEN—2.7%
Industrials—2.7%
Atlas Copco AB, A Shares	165,541	2,394,405
SWITZERLAND—3.0%
Materials—3.0%
DSM-Firmenich AG(b)	19,942	2,609,644
TAIWAN—4.0%
Information Technology—4.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	41,639	3,510,168
UNITED KINGDOM—8.4%
Health Care—5.7%
AstraZeneca PLC	15,437	2,271,754
Dechra Pharmaceuticals PLC	57,065	2,678,692
		4,950,446
Materials—2.7%
Croda International PLC	27,344	2,402,428
Total United Kingdom		7,352,874
UNITED STATES—10.3%
Consumer Staples—2.0%
Nestle SA	13,668	1,753,462

See accompanying Notes to Financial Statements.
38	2023 Semi-Annual Report

Statement of Investments  (concluded)
April 30, 2023 (Unaudited)
abrdn International Sustainable Leaders Fund

Shares		Value
COMMON STOCKS (continued)
UNITED STATES (continued)
Health Care—2.2%
ResMed, Inc.	7,821	$ 1,884,548
Industrials—2.9%
Schneider Electric SE	14,586	2,543,679
Materials—3.2%
Linde PLC	7,706	2,831,405
Total United States		9,013,094
Total Common Stocks		87,289,762
SHORT-TERM INVESTMENT—2.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.76%(e)	1,828,131	1,828,131
Total Short-Term Investment		1,828,131
Total Investments (Cost $97,683,185)(f)—102.2%		89,117,893
Liabilities in Excess of Other Assets—(2.2%)		(1,949,063)
Net Assets—100.0%		$87,168,830
Amounts listed as “–” are $0 or round to $0.
(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Non-income producing security.
(c)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(d)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.00% of net assets as of April 30, 2023.
(e)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2023.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
2023 Semi-Annual Report	39

abrdn Realty Income & Growth Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2023)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	4.69%	(14.20%)	5.21%	5.42%
	w/SC3	(1.32%)	(19.13%)	3.97%	4.80%
Institutional Class[4]	w/o SC	4.73%	(14.02%)	5.47%	5.68%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Not annualized
3	A 5.75% front-end sales charge was deducted.
4	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of April 30, 2023)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn Realty Income and Growth Fund, the Morgan Stanley Capital International (MSCI) US REIT Index, the S&P 500® Index and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.
The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (REITs). The index is based on the MSCI USA Investable Market Index (IMI), its parent index, which captures the large, mid and small cap segments of the USA market. With 126 constituents, it represents about 99% of the US REIT universe and securities are classified under the Equity REITs Industry (under the Real Estate Sector) according to the Global Industry Classification Standard (GICS®), have core real estate exposure (i.e., only selected Specialized REITs are eligible) and carry REIT tax status. This index reinvests as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits.
The S&P 500® Index represents large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available U.S. market capitalization.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
40	2023 Semi-Annual Report

abrdn Realty Income & Growth Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2023 (Unaudited)

Asset Allocation
Common Stocks	99.5%
Short-Term Investment	1.3%
Liabilities in Excess of Other Assets	(0.8%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sub-Industries
Retail REITs	18.2%
Industrial REITs	17.5%
Data Center REITs	11.8%
Health Care REITs	10.7%
Self Storage REITs	9.2%
Multi-Family Residential REITs	8.6%
Other Specialized REITs	8.2%
Office REITs	6.4%
Single-Family Residential REITs	4.2%
Hotel & Resort REITs	3.7%
Other, less than 2% each	1.0%
Short-Term Investment	1.3%
Liabilities in Excess of Other Assets	(0.8%)
100.0%
Top Ten Holdings
Prologis, Inc., REIT	13.7%
Equinix, Inc., REIT	8.3%
Public Storage	6.2%
Realty Income Corp.	5.9%
Welltower, Inc.	5.8%
VICI Properties, Inc.	4.9%
Digital Realty Trust, Inc.	3.5%
AvalonBay Communities, Inc.	3.4%
Gaming and Leisure Properties, Inc., REIT	3.3%
Extra Space Storage, Inc.	3.0%

Countries
United States	99.5%
Short-Term Investment	1.3%
Liabilities in Excess of Other Assets	(0.8%)
100.0%

2023 Semi-Annual Report	41

Statement of Investments
April 30, 2023 (Unaudited)
abrdn Realty Income & Growth Fund

	Shares	Value
COMMON STOCKS—99.5%
UNITED STATES—99.5%
Data Center REITs—11.8%
Digital Realty Trust, Inc.	14,299	$ 1,417,746
Equinix, Inc.	4,639	3,359,007
		4,776,753
Health Care REITs—10.7%
Omega Healthcare Investors, Inc.	13,230	354,035
Sabra Health Care REIT, Inc.	49,920	569,088
Ventas, Inc.	22,529	1,082,518
Welltower, Inc.	29,596	2,344,595
		4,350,236
Hotel & Resort REITs—3.7%
DiamondRock Hospitality Co.	70,304	570,165
Host Hotels & Resorts, Inc.	58,188	940,900
		1,511,065
Industrial REITs—17.5%
Americold Realty Trust, Inc.	25,466	753,539
Prologis, Inc.	44,527	5,577,007
STAG Industrial, Inc.	22,233	753,031
		7,083,577
Multi-Family Residential REITs—8.6%
AvalonBay Communities, Inc.	7,726	1,393,539
Equity Residential	15,257	965,005
Mid-America Apartment Communities, Inc.	7,393	1,137,043
		3,495,587
Office REITs—6.4%
Alexandria Real Estate Equities, Inc.	7,868	977,048
Boston Properties, Inc.	12,321	657,449
Equity Commonwealth	47,232	978,647
		2,613,144
Other Specialized REITs—8.2%
Gaming and Leisure Properties, Inc.	25,517	1,326,884
VICI Properties, Inc.	58,866	1,997,912
		3,324,796
Retail REITs—18.2%
Brixmor Property Group, Inc.	30,992	661,059
Kimco Realty Corp.	45,420	871,610
National Retail Properties, Inc.	25,108	1,092,198
Realty Income Corp.	37,870	2,379,751
Regency Centers Corp.	8,165	501,576
Simon Property Group, Inc.	10,056	1,139,546
Spirit Realty Capital, Inc.	19,476	749,047
		7,394,787
Self Storage REITs—9.2%
Extra Space Storage, Inc.	8,128	1,235,781
Public Storage	8,526	2,513,721
		3,749,502
Single-Family Residential REITs—4.2%
American Homes 4 Rent, Class A	26,555	883,220
Equity LifeStyle Properties, Inc.	12,018	828,040
		1,711,260
	Shares	Value

Telecom Tower REITs—1.0%
American Tower Corp.	1,947	$ 397,947
Total United States		40,408,654
Total Common Stocks		40,408,654
SHORT-TERM INVESTMENT—1.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.76%(a)	537,012	537,012
Total Short-Term Investment		537,012
Total Investments (Cost $34,350,164)(b)—100.8%		40,945,666
Liabilities in Excess of Other Assets—(0.8%)		(334,681)
Net Assets—100.0%		$40,610,985

(a)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2023.
(b)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
42	2023 Semi-Annual Report

abrdn U.S. Small Cap Equity Fund  (Unaudited)

Average Annual Total Return (For the periods ended April 30, 2023)		Six Month[1]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	2.96%	0.53%	7.75%	10.64%
	w/SC2	(2.95%)	(5.26%)	6.48%	9.98%
Class C	w/o SC	2.66%	(0.04%)	7.05%	9.89%
	w/SC3	1.71%	(0.97%)	7.05%	9.89%
Class R4	w/o SC	2.83%	0.27%	7.40%	10.32%
Institutional Service Class[4]	w/o SC	3.13%	0.84%	8.03%	10.95%
Institutional Class[4]	w/o SC	3.19%	0.96%	8.12%	11.00%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Not annualized
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of April 30, 2023)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn U.S. Small Cap Equity Fund, the Russell
2000® Index and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The Russell 2000® Index measures performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and it represents approximately 7% of the U.S. market. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased barometer for the small-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2023 Semi-Annual Report	43

abrdn U.S. Small Cap Equity Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2023 (Unaudited)

Asset Allocation
Common Stocks	98.2%
Short-Term Investment	1.9%
Liabilities in Excess of Other Assets	(0.1%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Industrials	23.6%
Financials	17.8%
Information Technology	15.3%
Consumer Discretionary	12.6%
Health Care	8.8%
Consumer Staples	8.5%
Materials	5.1%
Real Estate	2.2%
Energy	1.8%
Utilities	1.4%
Communication Services	1.1%
Short-Term Investment	1.9%
Liabilities in Excess of Other Assets	(0.1%)
100.0%
Top Ten Holdings
Atkore, Inc.	3.2%
elf Beauty, Inc.	3.0%
ATS Corp.	2.7%
Graphic Packaging Holding Co.	2.6%
WNS Holdings Ltd., ADR	2.6%
Hostess Brands, Inc.	2.6%
Casella Waste Systems, Inc.	2.6%
Stride, Inc.	2.4%
PRA Group, Inc.	2.4%
CyberArk Software Ltd.	2.3%

Countries
United States	82.4%
Canada	10.9%
India	2.6%
Israel	2.3%
Short-Term Investment	1.9%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

44	2023 Semi-Annual Report

Statement of Investments
April 30, 2023 (Unaudited)
abrdn U.S. Small Cap Equity Fund

Shares		Value
COMMON STOCKS—98.2%
CANADA—10.9%
Consumer Discretionary—2.1%
Aritzia, Inc.(a)	377,719	$ 12,004,709
Consumer Staples—2.9%
Jamieson Wellness, Inc.(b)	318,750	7,871,997
SunOpta, Inc.(a)	1,088,977	9,256,304
		17,128,301
Financials—3.2%
CI Financial Corp.	1,020,688	10,049,805
TMX Group Ltd.	85,555	8,665,060
		18,714,865
Industrials—2.7%
ATS Corp.(a)	371,258	15,915,168
Total Canada		63,763,043
INDIA—2.6%
Information Technology—2.6%
WNS Holdings Ltd., ADR(a)	167,369	15,091,663
ISRAEL—2.3%
Information Technology—2.3%
CyberArk Software Ltd.(a)	107,495	13,393,877
UNITED STATES—82.4%
Communication Services—1.1%
Cogent Communications Holdings, Inc.	91,600	6,324,064
Consumer Discretionary—10.5%
Boot Barn Holdings, Inc.(a)	2,892	209,583
Dorman Products, Inc.(a)	145,983	12,577,895
LCI Industries	80,969	9,146,258
LGI Homes, Inc.(a)	57,078	6,780,866
Monro, Inc.	208,261	10,179,798
National Vision Holdings, Inc.(a)	395,347	8,318,101
Stride, Inc.(a)	330,539	14,199,956
		61,412,457
Consumer Staples—5.6%
elf Beauty, Inc.(a)	189,830	17,608,631
Hostess Brands, Inc.(a)	585,610	15,085,314
		32,693,945
Energy—1.8%
ChampionX Corp.	381,701	10,336,463
Financials—14.6%
American Equity Investment Life Holding Co.	226,924	8,745,651
Banner Corp.	171,837	8,578,103
Donnelley Financial Solutions, Inc.(a)	301,041	13,020,023
First Interstate BancSystem, Inc., Class A	362,080	9,265,627
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	213,612	6,062,309
PJT Partners, Inc., Class A	170,300	11,711,531
PRA Group, Inc.(a)	387,142	14,041,640
Seacoast Banking Corp. of Florida	304,667	6,760,561
Wintrust Financial Corp.	102,263	6,991,721
		85,177,166
Health Care—8.8%
CONMED Corp.	102,418	12,860,628
CryoPort, Inc.(a)	279,843	5,887,897
Harmony Biosciences Holdings, Inc.(a)	234,327	7,554,702
Shares		Value

Integer Holdings Corp.(a)	134,254	$ 11,055,817
Ligand Pharmaceuticals, Inc.(a)	105,620	8,064,087
OmniAb, Inc.(a)	116,422	–
Pacira BioSciences, Inc.(a)	141,122	6,394,238
		51,817,369
Industrials—20.9%
Ameresco, Inc., Class A(a)	178,157	7,411,331
ArcBest Corp.	131,635	12,426,344
Atkore, Inc.(a)	149,306	18,861,827
AZEK Co., Inc. (The)(a)	466,032	12,648,109
Brady Corp., Class A	104,142	5,314,366
Casella Waste Systems, Inc., Class A(a)	168,000	14,952,000
EnPro Industries, Inc.	125,852	11,864,068
Parsons Corp.(a)	243,578	10,595,643
RBC Bearings, Inc.(a)	28,216	6,405,314
Shyft Group, Inc. (The)	356,683	8,945,610
Werner Enterprises, Inc.	285,879	12,913,154
		122,337,766
Information Technology—10.4%
Cohu, Inc.(a)	364,563	12,336,812
Onto Innovation, Inc.(a)	144,451	11,697,642
Perficient, Inc.(a)	189,441	12,298,510
Verint Systems, Inc.(a)	307,646	11,226,003
Workiva, Inc.(a)	140,320	13,108,694
		60,667,661
Materials—5.1%
Graphic Packaging Holding Co.	615,130	15,169,106
Materion Corp.	106,263	11,509,346
Ranpak Holdings Corp.(a)	752,727	3,071,126
		29,749,578
Real Estate—2.2%
Terreno Realty Corp., REIT	208,757	12,857,344
Utilities—1.4%
ONE Gas, Inc.	105,513	8,119,225
Total United States		481,493,038
Total Common Stocks		573,741,621
SHORT-TERM INVESTMENT—1.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.76%(c)	11,218,427	11,218,427
Total Short-Term Investment		11,218,427
Total Investments (Cost $610,798,248)(d)—100.1%		584,960,048
Liabilities in Excess of Other Assets—(0.1%)		(475,750)
Net Assets—100.0%		$584,484,298
Amounts listed as “–” are $0 or round to $0.
(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2023.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
2023 Semi-Annual Report	45

abrdn U.S. Sustainable Leaders Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2023)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	7.18%	(4.80%)	8.65%	9.39%
	w/SC3	1.04%	(10.24%)	7.37%	8.75%
Class C	w/o SC	6.70%	(5.47%)	7.87%	8.60%
	w/SC4	5.70%	(6.41%)	7.87%	8.60%
Institutional Service Class[5]	w/o SC	7.23%	(4.61%)	8.89%	9.62%
Institutional Class[5]	w/o SC	7.26%	(4.49%)	8.97%	9.71%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategies effective December 1, 2020. Performance information for periods prior to December 1, 2020 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen U.S. Multi-Cap Equity Fund to abrdn U.S. Sustainable Leaders Fund. Returns prior to October 9, 2011 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Please consult the Fund’s prospectus for more detail.
2	Not annualized
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of April 30, 2023)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn U.S. Sustainable Leaders Fund, Russell 3000® Index, Russell 3000® Growth Index and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.
The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years). The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
46	2023 Semi-Annual Report

abrdn U.S. Sustainable Leaders Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2023 (Unaudited)

Asset Allocation
Common Stocks	97.2%
Short-Term Investment	2.9%
Liabilities in Excess of Other Assets	(0.1%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Information Technology	25.9%
Software	15.9%
IT Services	5.6%
Semiconductors & Semiconductor Equipment	4.4%
Industrials	19.0%
Financials	13.8%
Health Care	13.2%
Consumer Staples	8.7%
Consumer Discretionary	6.1%
Utilities	4.8%
Materials	2.9%
Energy	1.5%
Communication Services	1.3%
Short-Term Investment	2.9%
Liabilities in Excess of Other Assets	(0.1%)
100.0%
Top Ten Holdings
Microsoft Corp.	12.2%
Mastercard, Inc.	5.3%
Merck & Co., Inc.	4.7%
Tetra Tech, Inc.	3.8%
Nice Ltd., ADR	3.7%
Colgate-Palmolive Co.	3.7%
Integer Holdings Corp.	3.5%
Amdocs Ltd.	3.5%
Canadian National Railway Co.	3.4%
Jamieson Wellness, Inc.	3.2%

Countries
United States	82.3%
Canada	11.2%
Israel	3.7%
Short-Term Investment	2.9%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

2023 Semi-Annual Report	47

Statement of Investments
April 30, 2023 (Unaudited)
abrdn U.S. Sustainable Leaders Fund

Shares		Value
COMMON STOCKS—97.2%
CANADA—11.2%
Consumer Staples—3.2%
Jamieson Wellness, Inc.(a)	446,372	$ 11,023,808
Financials—1.8%
CI Financial Corp.	619,365	6,098,335
Industrials—6.2%
ATS Corp.(b)	223,629	9,586,576
Canadian National Railway Co.	97,492	11,627,871
		21,214,447
Total Canada		38,336,590
ISRAEL—3.7%
Information Technology—3.7%
Nice Ltd., ADR(b)	62,974	12,847,326
UNITED STATES—82.3%
Communication Services—1.3%
Cable One, Inc.	5,903	4,476,894
Consumer Discretionary—6.1%
Burlington Stores, Inc.(b)	56,701	10,932,520
Home Depot, Inc.	33,814	10,162,459
		21,094,979
Consumer Staples—5.5%
Colgate-Palmolive Co.	159,464	12,725,227
Darling Ingredients, Inc.(b)	100,656	5,996,078
		18,721,305
Energy—1.5%
New Fortress Energy, Inc.	174,750	5,293,178
Financials—12.0%
American Express Co.	59,275	9,563,429
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	131,722	3,738,270
LPL Financial Holdings, Inc.	46,531	9,717,534
Mastercard, Inc., Class A	48,068	18,267,282
		41,286,515
Health Care—13.2%
CONMED Corp.	72,886	9,152,295
Danaher Corp.	32,763	7,761,882
Integer Holdings Corp.(b)	148,132	12,198,670
Merck & Co., Inc.	141,297	16,315,565
		45,428,412
Industrials—12.8%
Advanced Drainage Systems, Inc.	56,770	4,866,324
Atkore, Inc.(b)	73,564	9,293,340
Chart Industries, Inc.(b)	35,538	4,730,108
Tetra Tech, Inc.	93,351	12,916,978
Trex Co., Inc.(b)	96,789	5,290,487
Vertiv Holdings Co.	452,749	6,755,015
		43,852,252
Information Technology—22.2%
Accenture PLC, Class A	25,917	7,264,276
Amdocs Ltd.	131,744	12,021,640
Marvell Technology, Inc.	182,423	7,202,060
Microsoft Corp.	135,549	41,648,786
SolarEdge Technologies, Inc.(b)	27,696	7,910,808
		76,047,570
Shares		Value

Materials—2.9%
Crown Holdings, Inc.	114,143	$ 9,791,187
Utilities—4.8%
American Water Works Co., Inc.	56,947	8,442,393
CenterPoint Energy, Inc.	265,126	8,078,389
		16,520,782
Total United States		282,513,074
Total Common Stocks		333,696,990
SHORT-TERM INVESTMENT—2.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.76%(c)	9,759,486	9,759,486
Total Short-Term Investment		9,759,486
Total Investments (Cost $330,964,690)(d)—100.1%		343,456,476
Liabilities in Excess of Other Assets—(0.1%)		(219,849)
Net Assets—100.0%		$343,236,627

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2023.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
48	2023 Semi-Annual Report

abrdn U.S. Sustainable Leaders Smaller Companies Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2023)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(2.07%)	(5.67%)	8.77%	6.41%
	w/SC3	(7.65%)	(11.11%)	7.48%	5.78%
Class R4	w/o SC	(2.23%)	(5.90%)	8.45%	6.05%
Institutional Service Class[4]	w/o SC	(2.11%)	(5.52%)	8.96%	6.58%
Institutional Class[4]	w/o SC	(1.87%)	(5.26%)	9.12%	6.76%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategies effective December 1, 2020. Performance information for periods prior to December 1, 2020 does not reflect the curren investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Focused U.S. Equity Fund to abrdn U.S. Sustainable Leaders Smaller Companies Fund. The Fund changed its investment strategies effective November 15, 2017. Performance information for periods prior to November 15, 2017 does not reflect the current investment strategy. Please consult the Fund’s prospectus for more detail.
2	Not annualized
3	A 5.75% front-end sales charge was deducted.
4	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of April 30, 2023)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn U.S. Sustainable Leaders Smaller Companies Fund, the Russell 2500® Index, the Russell 2500® Growth Index and the
Consumer Price Index (CPI) over a 10-year period ended April 30, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The Russell 2500® Index measures the performance of the small to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.
The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500® companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years). The Russell 2500®  Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2023 Semi-Annual Report	49

abrdn U.S. Sustainable Leaders Smaller Companies Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2023 (Unaudited)

Asset Allocation
Common Stocks	99.0%
Short-Term Investment	0.4%
Other Assets in Excess of Liabilities	0.6%
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Industrials	27.7%
Electrical Equipment	6.7%
Life Sciences Tools & Services	6.5%
Commercial Services & Supplies	5.7%
Building Products	3.2%
Ground Transportation	2.3%
Professional Services	1.9%
Construction & Engineering	1.4%
Information Technology	19.1%
Financials	14.6%
Health Care	13.4%
Consumer Staples	6.7%
Materials	6.1%
Consumer Discretionary	4.6%
Utilities	3.5%
Communication Services	1.7%
Energy	1.6%
Short-Term Investment	0.4%
Assets in Excess of Other Liabilities	0.6%
100.0%
Top Ten Holdings
CONMED Corp.	4.2%
Amdocs Ltd.	3.7%
Atkore, Inc.	3.5%
Essential Utilities, Inc.	3.5%
Vertiv Holdings Co.	3.2%
Crown Holdings, Inc.	3.1%
CyberArk Software Ltd.	3.1%
Integer Holdings Corp.	3.1%
Nice Ltd., ADR	3.1%
Tetra Tech, Inc.	3.0%

Countries
United States	79.2%
Canada	13.6%
Israel	6.2%
Short-Term Investment	0.4%
Assets in Excess of Other Liabilities	0.6%
100.0%

50	2023 Semi-Annual Report

Statement of Investments
April 30, 2023 (Unaudited)
abrdn U.S. Sustainable Leaders Smaller Companies Fund

Shares		Value
COMMON STOCKS—99.0%
CANADA—13.6%
Consumer Discretionary—2.2%
Aritzia, Inc.(a)	9,614	$ 305,553
Consumer Staples—4.2%
Jamieson Wellness, Inc.(b)	12,332	304,557
SunOpta, Inc.(a)	32,353	275,000
		579,557
Financials—4.8%
CI Financial Corp.	34,994	344,555
TMX Group Ltd.	2,994	303,234
		647,789
Industrials—2.4%
ATS Corp.(a)	7,607	326,099
Total Canada		1,858,998
ISRAEL—6.2%
Information Technology—6.2%
CyberArk Software Ltd.(a)	3,406	424,387
Nice Ltd., ADR(a)	2,067	421,689
		846,076
UNITED STATES—79.2%
Communication Services—1.7%
Cogent Communications Holdings, Inc.	3,403	234,943
Consumer Discretionary—2.4%
Burlington Stores, Inc.(a)	1,722	332,019
Consumer Staples—2.5%
Darling Ingredients, Inc.(a)	5,627	335,200
Energy—1.6%
New Fortress Energy, Inc.	7,070	214,150
Financials—9.8%
First Interstate BancSystem, Inc., Class A	9,327	238,678
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	8,216	233,170
LPL Financial Holdings, Inc.	1,530	319,525
PJT Partners, Inc., Class A	5,464	375,759
Seacoast Banking Corp. of Florida	7,778	172,594
		1,339,726
Health Care—13.4%
CONMED Corp.	4,531	568,958
CryoPort, Inc.(a)	8,871	186,646
ICON PLC(a)	1,352	260,517
Inmode Ltd.(a)	10,304	383,927
Integer Holdings Corp.(a)	5,147	423,855
		1,823,903
Industrials—25.3%
Advanced Drainage Systems, Inc.	2,238	191,841
Ameresco, Inc., Class A(a)	4,488	186,701
Atkore, Inc.(a)	3,800	480,054
Casella Waste Systems, Inc., Class A(a)	4,103	365,167
Chart Industries, Inc.(a)	1,730	230,263
JB Hunt Transport Services, Inc.	1,770	310,263
Paylocity Holding Corp.(a)	1,356	262,101
Shyft Group, Inc. (The)	13,356	334,969
Tetra Tech, Inc.	2,948	407,915
Shares		Value

Trex Co., Inc.(a)	4,459	$ 243,729
Vertiv Holdings Co.	29,568	441,155
		3,454,158
Information Technology—12.9%
Amdocs Ltd.	5,597	510,726
Onto Innovation, Inc.(a)	4,747	384,412
Perficient, Inc.(a)	6,138	398,479
SolarEdge Technologies, Inc.(a)	1,082	309,052
Wolfspeed, Inc.(a)	3,496	162,739
		1,765,408
Materials—6.1%
Crown Holdings, Inc.	4,967	426,069
Graphic Packaging Holding Co.	16,212	399,788
		825,857
Utilities—3.5%
Essential Utilities, Inc.	11,045	471,622
Total United States		10,796,986
Total Common Stocks		13,502,060
SHORT-TERM INVESTMENT—0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.76%(c)	45,540	45,540
Total Short-Term Investment		45,540
Total Investments (Cost $15,363,118)(d)—99.4%		13,547,600
Other Assets in Excess of Liabilities—0.6%		86,540
Net Assets—100.0%		$13,634,140

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2023.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
2023 Semi-Annual Report	51

Statement of Assets and Liabilities  (unaudited)
April 30, 2023

	abrdn China A Share Equity Fund	abrdn Dynamic Dividend Fund	abrdn EM SMA Completion Fund	abrdn Emerging Markets ex-China Fund	abrdn Emerging Markets Fund
Assets:
Investments, at value	$38,261,839	$108,119,043	$260,560	$29,602,232	$2,119,461,469
Short-term investments, at value	1,254,482	456,940	13,544	609,967	36,066,663
Foreign Currency, at value	–	–	114	48,311	2,694,923
Cash	–	164	–	13,734	–
Receivable for investments sold	–	2,085,410	–	–	12,488,504
Interest and dividends receivable	2,674	874,709	785	32,368	3,506,583
Receivable for capital shares issued	51,777	47,925	–	8,916	719,301
Receivable from Adviser	18,732	16,871	7,749	23,194	259,244
Tax reclaim receivable	–	419,007	–	12,774	161,791
Prepaid expenses	32,699	19,314	–	37,717	94,544
Total Assets	39,622,203	112,039,383	282,752	30,389,213	2,175,453,022
Liabilities:
Due to Custodian	–	970,968	–	–	–
Payable for investments purchased	–	2,458,783	–	33,874	2,621,954
Unrealized depreciation on forward foreign currency exchange contracts	–	25,115	–	–	–
Payable for capital shares redeemed	–	169,121	–	2,096	2,081,653
Accrued foreign capital gains tax	–	–	–	50,828	7,326,253
Accrued expenses and other payables:
Administration fees	2,664	6,377	17	1,934	145,325
Audit fees	18,209	17,758	12,906	18,209	19,340
Custodian fees	92,480	28,818	3,309	26,518	2,256,606
Distribution fees	5,442	698	–	4,717	59,668
Fund accounting fees	1,886	4,653	3	1,103	113,737
Interest expense on line of credit	–	528	–	–	–
Investment advisory fees	28,305	88,803	–	21,755	1,634,909
Legal fees	933	2,494	10	676	51,146
Printing fees	4,939	4,816	1,650	7,070	138,037
Sub-transfer agent and administrative services fees	3,964	7,080	–	2,991	525,252
Transfer agent fees	1,851	999	883	375	25,389
Other accrued expenses	3,430	19,066	2,579	33,384	33,161
Total liabilities	164,103	3,806,077	21,357	205,530	17,032,430
Net assets	$39,458,100	$108,233,306	$261,395	$30,183,683	$2,158,420,592
Cost:
Investments	48,725,239	89,346,809	283,064	29,400,463	2,138,872,390
Short-Term Investments	1,254,482	456,940	13,544	609,967	36,066,663
Foreign currency	–	–	114	48,437	2,693,799
Represented by:
Paid in capital in excess of par value	$62,753,489	$90,266,432	$283,441	$34,089,288	$2,278,403,433
Distributable earnings (accumulated loss)	(23,295,389)	17,966,874	(22,046)	(3,905,605)	(119,982,841)
Net Assets	$39,458,100	$108,233,306	$261,395	$30,183,683	$2,158,420,592
Net Assets:
Class A	$11,370,114	$4,399,068	$–	$21,390,615	$64,011,172
Class C	1,746,570	–	–	157,499	3,315,261
Class R	3,610,056	–	–	577,156	104,872,370
Institutional Service Class	441,743	–	–	40,750	527,179,944
Institutional Class	22,289,617	103,834,238	261,395	8,017,663	1,459,041,845
Total	$39,458,100	$108,233,306	$261,395	$30,183,683	$2,158,420,592 Amounts listed as “–” are $0 or round to $0. See Notes to Financial Statements.
52	2023 Semi-Annual Report

Statement of Assets and Liabilities  (unaudited)  (continued)
April 30, 2023

	abrdn China A Share Equity Fund	abrdn Dynamic Dividend Fund	abrdn EM SMA Completion Fund	abrdn Emerging Markets ex-China Fund	abrdn Emerging Markets Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	425,176	1,058,242	–	2,005,783	4,990,476
Class C Shares	70,108	–	–	16,681	261,427
Class R Shares	139,548	–	–	58,674	8,303,789
Institutional Service Class Shares	16,339	–	–	3,727	41,011,329
Institutional Class Shares	818,999	24,967,544	28,411	744,770	112,852,143
Total Shares Outstanding per Class	1,470,170	26,025,786	28,411	2,829,635	167,419,164
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$26.74	$4.16	$–	$10.66	$12.83
Class C Shares	24.91	–	–	9.44	12.68
Class R Shares	25.87	–	–	9.84	12.63
Institutional Service Class Shares	27.04	–	–	10.93	12.85
Institutional Class Shares	27.22	4.16	9.20	10.77	12.93
Maximum Offering Price Per Share (100%/(100% - maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$28.37	$4.41	$–	$11.31	$13.61
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	–%	5.75%	5.75%
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2023 Semi-Annual Report	53

Statement of Assets and Liabilities  (unaudited)  (continued)
April 30, 2023

	abrdn Emerging Markets Sustainable Leaders Fund	abrdn Global Equity Impact Fund	abrdn Global Infrastructure Fund	abrdn International Small Cap Fund	abrdn International Sustainable Leaders Fund
Assets:
Investments, at value	$79,384,060	$51,101,502	$50,099,063	$170,305,605	$87,289,762
Short-term investments, at value	375,921	1,060,220	494,819	2,150,400	1,828,131
Foreign Currency, at value	810,221	165,408	5	81,028	77,470
Receivable for investments sold	184,581	–	–	2,653,728	3,759,778
Interest and dividends receivable	152,073	571,083	186,523	591,845	1,086,680
Receivable for capital shares issued	4,650	3,061	4,794	71,388	449
Receivable from Adviser	19,700	–	16,846	38,413	–
Tax reclaim receivable	142,216	87,877	16,180	56,324	207,768
Prepaid expenses	38,658	59,264	16,224	27,120	59,294
Total Assets	81,112,080	53,048,415	50,834,454	175,975,851	94,309,332
Liabilities:
Payable for investments purchased	338,455	–	–	414,036	3,541,425
Payable for capital shares redeemed	37,217	3,226	17,080	143,197	13,272
Payable to IRS on behalf of shareholders related to Article 63 EU Tax Reclaims (see Note 2(i))	–	2,319,738	–	–	3,270,217
Accrued foreign capital gains tax	175,390	3,869	–	–	88,766
Accrued expenses and other payables:
Administration fees	5,356	3,316	2,943	11,560	5,636
Audit fees	18,209	18,591	19,707	19,340	18,591
Custodian fees	143,783	58,559	25,455	123,074	90,319
Distribution fees	3,681	6,149	1,461	13,489	15,735
Fund accounting fees	4,762	2,132	2,190	8,846	3,754
Interest expense on line of credit	–	–	–	323	–
Investment advisory fees	53,556	14,459	35,098	116,598	31,508
Legal fees	1,884	1,170	1,171	4,037	1,958
Printing fees	10,533	7,472	5,507	21,914	10,659
Sub-transfer agent and administrative services fees	7,486	7,503	4,487	22,373	17,638
Transfer agent fees	7	1,671	871	2,945	1,541
Other accrued expenses	22,863	14,344	19,084	25,610	29,483
Total liabilities	823,182	2,462,199	135,054	927,342	7,140,502
Net assets	$80,288,898	$50,586,216	$50,699,400	$175,048,509	$87,168,830
Cost:
Investments	93,911,457	46,342,597	41,705,834	177,351,704	95,855,054
Short-Term Investments	375,921	1,060,220	494,819	2,150,400	1,828,131
Foreign currency	804,065	171,354	5	79,982	77,109
Represented by:
Paid in capital in excess of par value	$126,077,577	$56,818,079	$41,369,055	$217,086,742	$497,940,323
Distributable earnings (accumulated loss)	(45,788,679)	(6,231,863)	9,330,345	(42,038,233)	(410,771,493)
Net Assets	$80,288,898	$50,586,216	$50,699,400	$175,048,509	$87,168,830
Net Assets:
Class A	$12,096,487	$30,041,121	$12,056,399	$60,232,814	$77,841,934
Class C	135,507	–	–	396,856	–
Class R	2,539,407	–	–	2,124,453	–
Institutional Service Class	57,600,516	–	–	–	–
Institutional Class	7,916,981	20,545,095	38,643,001	112,294,386	9,326,896
Total	$80,288,898	$50,586,216	$50,699,400	$175,048,509	$87,168,830
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,148,267	2,108,167	526,205	2,229,466	3,073,676
Class C Shares	13,994	–	–	16,628	–
Class R Shares	258,031	–	–	84,872	–
Institutional Service Class Shares	5,309,700	–	–	–	–
Institutional Class Shares	723,526	1,438,588	1,682,469	4,103,574	356,917
Total Shares Outstanding per Class	7,453,518	3,546,755	2,208,674	6,434,540	3,430,593 Amounts listed as “–” are $0 or round to $0. See Notes to Financial Statements.
54	2023 Semi-Annual Report

Statement of Assets and Liabilities  (unaudited)  (continued)
April 30, 2023

	abrdn Emerging Markets Sustainable Leaders Fund	abrdn Global Equity Impact Fund	abrdn Global Infrastructure Fund	abrdn International Small Cap Fund	abrdn International Sustainable Leaders Fund
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.53	$14.25	$22.91	$27.02	$25.33
Class C Shares	9.68	–	–	23.87	–
Class R Shares	9.84	–	–	25.03	–
Institutional Service Class Shares	10.85	–	–	–	–
Institutional Class Shares	10.94	14.28	22.97	27.37	26.13
Maximum Offering Price Per Share (100%/(100% - maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.17	$15.12	$24.31	$28.67	$26.88
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2023 Semi-Annual Report	55

Statement of Assets and Liabilities  (unaudited)  (continued)
April 30, 2023

	abrdn Realty Income & Growth Fund	abrdn U.S. Small Cap Equity Fund	abrdn U.S. Sustainable Leaders Fund	abrdn U.S. Sustainable Leaders Smaller Companies Fund
Assets:
Investments, at value	$40,408,654	$573,741,621	$333,696,990	$13,502,060
Short-term investments, at value	537,012	11,218,427	9,759,486	45,540
Foreign Currency, at value	789	–	–	3,952
Cash	–	–	150	–
Receivable for investments sold	–	1,390,122	–	100,812
Interest and dividends receivable	37,282	72,201	194,687	553
Receivable for capital shares issued	734	307,622	887	259
Receivable from Adviser	18,905	81,445	54,554	12,810
Prepaid expenses	16,951	54,709	28,446	34,959
Total Assets	41,020,327	586,866,147	343,735,200	13,700,945
Liabilities:
Payable for investments purchased	–	1,164,003	–	–
Payable for capital shares redeemed	318,425	471,250	107,322	1,792
Accrued expenses and other payables:
Administration fees	1,942	39,521	22,191	898
Audit fees	19,334	18,457	17,644	19,901
Custodian fees	8,967	36,921	18,506	11,389
Distribution fees	1,063	40,350	45,836	2,486
Fund accounting fees	1,937	31,737	15,474	702
Interest expense on line of credit	69	2,142	–	–
Investment advisory fees	33,032	407,535	208,040	8,417
Legal fees	930	14,034	7,737	313
Printing fees	4,376	49,141	2,386	4,083
Sub-transfer agent and administrative services fees	3,114	76,611	18,030	1,743
Transfer agent fees	680	11,303	20,748	1,471
Other accrued expenses	15,473	18,844	14,659	13,610
Total liabilities	409,342	2,381,849	498,573	66,805
Net assets	$40,610,985	$584,484,298	$343,236,627	$13,634,140
Cost:
Investments	33,813,152	599,579,821	321,205,204	15,317,578
Short-Term Investments	537,012	11,218,427	9,759,486	45,540
Foreign currency	785	–	–	4,015
Represented by:
Paid in capital in excess of par value	$32,887,521	$645,510,140	$338,175,016	$16,429,126
Distributable earnings (accumulated loss)	7,723,464	(61,025,842)	5,061,611	(2,794,986)
Net Assets	$40,610,985	$584,484,298	$343,236,627	$13,634,140
Net Assets:
Class A	$350,339	$103,643,799	$225,613,627	$7,584,155
Class C	–	21,262,906	285,011	–
Class R	–	3,214,960	–	2,260,259
Institutional Service Class	–	33,160,582	109,324,257	232,215
Institutional Class	40,260,646	423,202,051	8,013,732	3,557,511
Total	$40,610,985	$584,484,298	$343,236,627	$13,634,140
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	33,282	3,533,287	22,547,333	1,231,579
Class C Shares	–	991,772	39,774	–
Class R Shares	–	129,114	–	429,964
Institutional Service Class Shares	–	1,014,948	9,689,449	35,714
Institutional Class Shares	3,803,850	12,900,194	704,163	520,317
Total Shares Outstanding per Class	3,837,132	18,569,315	32,980,719	2,217,574 Amounts listed as “–” are $0 or round to $0. See Notes to Financial Statements.
56	2023 Semi-Annual Report

Statement of Assets and Liabilities  (unaudited)  (concluded)
April 30, 2023

	abrdn Realty Income & Growth Fund	abrdn U.S. Small Cap Equity Fund	abrdn U.S. Sustainable Leaders Fund	abrdn U.S. Sustainable Leaders Smaller Companies Fund
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.53	$29.33	$10.01	$6.16
Class C Shares	–	21.44	7.17	–
Class R Shares	–	24.90	–	5.26
Institutional Service Class Shares	–	32.67	11.28	6.50
Institutional Class Shares	10.58	32.81	11.38	6.84
Maximum Offering Price Per Share (100%/(100% - maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.17	$31.12	$10.62	$6.54
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%

Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2023 Semi-Annual Report	57

Statements of Operations  (unaudited)
For the Six-Months Ended April 30, 2023

	abrdn China A Share Equity Fund	abrdn Dynamic Dividend Fund	abrdn EM SMA Completion Fund	abrdn Emerging Markets ex-China Fund	abrdn Emerging Markets Fund
Investment Income:
Dividend income	$91,622	$4,278,109	$1,509	$336,577	$30,756,929
Interest income	31,685	24,051	160	12,347	917,420
Securities lending income, net	—	—	—	—	36,367
Foreign tax withholding	(5,614)	(458,172)	(133)	(49,227)	(3,249,720)
Total Income	117,693	3,843,988	1,536	299,697	28,460,996
Expenses
Investment advisory fees	170,851	531,578	—	120,745	10,301,092
Trustee fees	2,479	6,230	11	1,534	144,339
Administration fees	16,080	42,526	52	10,733	915,653
Legal fees	4,823	16,076	19	3,160	280,231
Audit fees	18,209	17,758	12,906	18,209	19,340
Printing fees	4,974	7,023	1,654	8,259	129,802
Custodian fees	22,765	16,305	3,309	22,808	959,256
Transfer agent fees	12,866	17,476	993	19,284	139,876
Distribution fees Class A	14,913	5,335	—	25,896	81,949
Distribution fees Class C	9,184	—	—	699	20,217
Distribution fees Class R	9,215	—	—	1,490	261,257
Sub-transfer agent and administrative service fees Institutional Class	7,074	34,118	—	3,229	736,307
Sub-transfer agent and administrative service fees Class A	6,030	1,861	—	10,583	81,950
Sub-transfer agent and administrative service fees Class C	639	—	—	122	2,030
Sub-transfer agent and administrative service fees Class R	2,302	—	—	594	78,025
Sub-transfer agent and administrative service fees Institutional Service Class	246	—	—	46	398,283
Fund accounting fees	804	2,126	3	537	45,783
Registration and filing fees	33,266	—	—	32,305	130,290
Other	16,367	12,994	3,917	20,404	212,428
Total expenses before reimbursed/waived expenses	353,087	711,406	22,864	300,637	14,938,108
Interest expense (Note 9)	—	1,341	—	966	27,025
Total operating expenses before reimbursed/waived expenses	353,087	712,747	22,864	301,603	14,965,133
Expenses reimbursed	(112,204)	(41,595)	(22,864)	(113,751)	(1,426,206)
Net expenses	240,883	671,152	—	187,852	13,538,927
Net Investment Income	(123,190)	3,172,836	1,536	111,845	14,922,069
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(2,365,215)	1,613,526	1,053	(254,584)	3,246,164
Realized gain/(loss) on forward foreign currency exchange contracts	—	(436,169)	—	—	—
Realized gain/(loss) on foreign currency transactions	(9,702)	5,392	(2,123)	(9,220)	(472,667)
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	(2,374,917)	1,182,749	(1,070)	(263,804)	2,773,497
Net change in unrealized appreciation/(depreciation) on investment transactions (including $0, $0, $0, $928 and $2,414,252 change in deferred capital gains tax, respectively)	7,340,572	9,785,303	(22,504)	2,979,255	324,425,778
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts	—	12,363	—	—	—
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	—	(83,232)	(8)	1,550	9,839
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	7,340,572	9,714,434	(22,512)	2,980,805	324,435,617
Net realized/unrealized gain/(loss) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	4,965,655	10,897,183	(23,582)	2,717,001	327,209,114
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,842,465	$14,070,019	$(22,046)	$2,828,846	$342,131,183
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
58	2023 Semi-Annual Report

Statements of Operations  (unaudited)  (continued)
For the Six-Months Ended April 30, 2023

	abrdn Emerging Markets Sustainable Leaders Fund	abrdn Global Equity Impact Fund	abrdn Global Infrastructure Fund	abrdn International Small Cap Fund	abrdn International Sustainable Leaders Fund
Investment Income:
Dividend income	$1,138,689	$488,994	$861,114	$1,379,094	$732,926
Interest income	19,838	21,041	11,734	22,679	105,109
Foreign tax withholding	(127,753)	(345,419)	(70,753)	(90,748)	(447,146)
Total Income	1,030,774	164,616	802,095	1,311,025	390,889
Expenses
Investment advisory fees	340,471	186,908	207,057	726,882	317,777
Trustee fees	6,117	2,886	2,912	10,979	4,974
Administration fees	34,047	19,937	19,488	72,245	33,896
Legal fees	12,342	6,649	5,826	21,765	11,342
Audit fees	18,209	18,591	19,707	19,340	18,591
Printing fees	10,817	7,292	6,053	19,358	10,214
Custodian fees	54,113	13,874	12,791	58,180	21,690
Transfer agent fees	43,068	14,522	10,875	39,594	18,336
Distribution fees Class A	15,507	36,526	14,623	75,291	92,690
Distribution fees Class C	754	—	—	1,837	—
Distribution fees Class R	6,531	—	—	5,024	—
Sub-transfer agent and administrative service fees Institutional Class	4,194	11,323	14,851	61,539	4,425
Sub-transfer agent and administrative service fees Class A	9,210	15,040	4,406	30,885	42,201
Sub-transfer agent and administrative service fees Class C	117	—	—	349	—
Sub-transfer agent and administrative service fees Class R	1,410	—	—	1,093	—
Sub-transfer agent and administrative service fees Institutional Service Class	18,794	—	—	—	—
Fund accounting fees	1,702	997	974	3,612	1,695
Registration and filing fees	32,995	16,339	—	32,679	16,791
Other	27,506	42,171	10,562	31,720	46,305
Total expenses before reimbursed/waived expenses	637,904	393,055	330,125	1,212,372	640,927
Interest expense (Note 9)	4,541	80	—	2,035	2,760
Total operating expenses before reimbursed/waived expenses	642,445	393,135	330,125	1,214,407	643,687
Expenses reimbursed	(117,551)	(110,997)	(74,340)	(204,215)	(145,663)
Net expenses	524,894	282,138	255,785	1,010,192	498,024
Net Investment Income	505,880	(117,522)	546,310	300,833	(107,135)
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(20,245,833)	1,821,383	1,035,846	(10,764,642)	298,997
Realized gain/(loss) on foreign currency transactions	112,746	107,454	(7,006)	(11,927)	260,275
Net realized gain/(loss) from investments and foreign currency transactions	(20,133,087)	1,928,837	1,028,840	(10,776,569)	559,272
Net change in unrealized appreciation/(depreciation) on investment transactions (including $84,965, $(6,608), $0, $48,477 and $(44,970) change in deferred capital gains tax, respectively)	32,500,155	4,671,125	5,046,046	36,998,678	17,431,314
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	25,353	83,153	1,362	45,610	121,871
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	32,525,508	4,754,278	5,047,408	37,044,288	17,553,185
Net realized/unrealized gain/(loss) from investments and translation of assets and liabilities denominated in foreign currencies	12,392,421	6,683,115	6,076,248	26,267,719	18,112,457
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,898,301	$6,565,593	$6,622,558	$26,568,552	$18,005,322
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2023 Semi-Annual Report	59

Statements of Operations  (unaudited)  (concluded)
For the Six-Months Ended April 30, 2023

	abrdn Realty Income & Growth Fund	abrdn U.S. Small Cap Equity Fund	abrdn U.S. Sustainable Leaders Fund	abrdn U.S. Sustainable Leaders Smaller Companies Fund
Investment Income:
Dividend income	$1,004,782	$3,015,816	$2,417,704	$93,636
Interest income	12,152	219,063	111,036	3,263
Foreign tax withholding	—	(81,588)	(57,710)	(2,633)
Total Income	1,016,934	3,153,291	2,471,030	94,266
Expenses
Investment advisory fees	208,301	2,721,077	1,279,398	55,840
Trustee fees	2,532	41,519	20,378	936
Administration fees	16,664	264,669	136,469	5,956
Legal fees	4,948	79,147	40,735	1,826
Audit fees	19,334	18,457	17,644	19,901
Printing fees	4,941	49,746	10,677	4,257
Custodian fees	4,061	15,548	8,167	4,983
Transfer agent fees	10,206	80,822	98,946	10,345
Distribution fees Class A	472	133,322	280,818	10,067
Distribution fees Class C	—	114,413	1,521	—
Distribution fees Class R	—	7,984	—	5,745
Sub-transfer agent and administrative service fees Institutional Class	14,643	264,484	2,563	3,263
Sub-transfer agent and administrative service fees Class A	202	76,371	45,966	3,531
Sub-transfer agent and administrative service fees Class C	—	12,885	165	—
Sub-transfer agent and administrative service fees Class R	—	2,611	—	1,623
Sub-transfer agent and administrative service fees Institutional Service Class	—	15,042	32,899	194
Fund accounting fees	833	13,233	6,823	298
Registration and filing fees	—	42,062	28,820	29,211
Other	5,829	58,709	32,506	10,542
Total expenses before reimbursed/waived expenses	292,966	4,012,101	2,044,495	168,518
Interest expense (Note 9)	621	6,068	—	16
Total operating expenses before reimbursed/waived expenses	293,587	4,018,169	2,044,495	168,534
Expenses reimbursed	(84,193)	(387,074)	(148,013)	(80,350)
Net expenses	209,394	3,631,095	1,896,482	88,184
Net Investment Income	807,540	(477,804)	574,548	6,082
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	979,694	(24,787,628)	(7,918,862)	(561,974)
Realized gain/(loss) on foreign currency transactions	(2)	(15,669)	2,501	(273)
Net realized gain/(loss) from investments and foreign currency transactions	979,692	(24,803,297)	(7,916,361)	(562,247)
Net change in unrealized appreciation/(depreciation) on investment transactions	113,697	49,982,484	30,917,637	299,796
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	4	(1,486)	—	(257)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	113,701	49,980,998	30,917,637	299,539
Net realized/unrealized gain/(loss) from investments and translation of assets and liabilities denominated in foreign currencies	1,093,393	25,177,701	23,001,276	(262,708)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,900,933	$24,699,897	$23,575,824	$(256,626)

Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
60	2023 Semi-Annual Report

Statements of Changes in Net Assets

	abrdn China A Share Equity Fund		abrdn Dynamic Dividend Fund		abrdn EM SMA Completion Fund
	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023(a) (unaudited)
From Investment Activities:
Operations:
Net investment income	$(123,190)	$53,740	$3,172,836	$5,548,100	$1,536
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	(2,374,917)	(10,391,487)	1,182,749	(891,228)	(1,070)
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	7,340,572	(17,965,887)	9,714,434	(24,590,633)	(22,512)
Changes in net assets resulting from operations	4,842,465	(28,303,634)	14,070,019	(19,933,761)	(22,046)
Distributions to Shareholders From:
Distributable earnings
Class A	—	(454,659)	(122,094)	(250,310)	—
Class C	—	(99,787)	—	—	—
Class R	—	(119,125)	—	—	—
Institutional Service Class	—	(23,223)	—	—	—
Institutional Class	—	(1,556,884)	(3,057,554)	(6,261,044)	—
Class A	—	—	—	(6,551)	—
Institutional Class	—	—	—	(156,417)	—
Change in net assets from shareholder distributions	—	(2,253,678)	(3,179,648)	(6,674,322)	—
Change in net assets from capital transactions	3,854,441	(26,754,952)	(3,113,493)	(1,087,516)	283,441
Change in net assets	8,696,906	(57,312,264)	7,776,878	(27,695,599)	261,395
Net Assets:
Beginning of period	30,761,194	88,073,458	100,456,428	128,152,027	—
End of period	$39,458,100	$30,761,194	$108,233,306	$100,456,428	$261,395

(a)	For the period from January 27, 2023 (commencement of operations) through April 30, 2023.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2023 Semi-Annual Report	61

Statements of Changes in Net Assets  (continued)

	abrdn China A Share Equity Fund		abrdn Dynamic Dividend Fund		abrdn EM SMA Completion Fund
	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)
Capital Transactions:
Class A Shares
Proceeds from shares issued	$2,674,763	$3,046,824	$292,875	$522,813	$—
Dividends reinvested	—	376,768	93,604	184,142	—
Cost of shares redeemed	(2,551,747)	(5,176,897)	(526,082)	(514,849)	—
Total Class A	123,016	(1,753,305)	(139,603)	192,106	—
Class C Shares
Proceeds from shares issued	57,481	317,081	—	—	—
Dividends reinvested	—	99,579	—	—	—
Cost of shares redeemed	(112,460)	(1,236,375)	—	—	—
Total Class C	(54,979)	(819,715)	—	—	—
Class R Shares
Proceeds from shares issued	2,360,101	921,124	—	—	—
Dividends reinvested	—	119,125	—	—	—
Cost of shares redeemed	(1,352,800)	(1,541,018)	—	—	—
Total Class R	1,007,301	(500,769)	—	—	—
Institutional Service Class Shares
Proceeds from shares issued	34,959	28,398	—	—	—
Dividends reinvested	—	23,119	—	—	—
Cost of shares redeemed	(1,142)	(338,939)	—	—	—
Total Institutional Service Class	33,817	(287,422)	—	—	—
Institutional Class Shares
Proceeds from shares issued	8,095,474	22,647,772	3,764,448	6,238,774	290,982
Dividends reinvested	—	1,523,305	2,637,501	5,461,393	—
Cost of shares redeemed	(5,350,188)	(47,564,818)	(9,375,839)	(12,979,789)	(7,541)
Total Institutional Class	2,745,286	(23,393,741)	(2,973,890)	(1,279,622)	283,441
Change in net assets from capital transactions:	$3,854,441	$(26,754,952)	$(3,113,493)	$(1,087,516)	$283,441
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
62	2023 Semi-Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn China A Share Equity Fund		abrdn Dynamic Dividend Fund		abrdn EM SMA Completion Fund
	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)
Share Transactions:
Class A Shares
Issued	93,691	96,678	73,664	120,270	–
Reinvested	–	10,460	23,261	43,405	–
Redeemed	(91,098)	(173,865)	(131,439)	(123,273)	–
Total Class A Shares	2,593	(66,727)	(34,514)	40,402	–
Class C Shares
Issued	2,281	10,299	–	–	–
Reinvested	–	2,941	–	–	–
Redeemed	(4,320)	(47,373)	–	–	–
Total Class C Shares	(2,039)	(34,133)	–	–	–
Class R Shares
Issued	82,004	31,381	–	–	–
Reinvested	–	3,406	–	–	–
Redeemed	(49,409)	(51,990)	–	–	–
Total Class R Shares	32,595	(17,203)	–	–	–
Institutional Service Class Shares
Issued	1,199	801	–	–	–
Reinvested	–	637	–	–	–
Redeemed	(42)	(11,455)	–	–	–
Total Institutional Service Class Shares	1,157	(10,017)	–	–	–
Institutional Class Shares
Issued	277,359	692,817	926,861	1,464,716	29,225
Reinvested	–	41,746	655,051	1,284,612	–
Redeemed	(190,597)	(1,579,023)	(2,322,867)	(3,022,528)	(814)
Total Institutional Class Shares	86,762	(844,460)	(740,955)	(273,200)	28,411
Total change in shares:	121,068	(972,540)	(775,469)	(232,798)	28,411
Amounts listed as “–” are 0 or round to 0.
See Notes to Financial Statements.
2023 Semi-Annual Report	63

Statements of Changes in Net Assets  (continued)

	abrdn Emerging Markets ex-China Fund		abrdn Emerging Markets Fund		abrdn Emerging Markets Sustainable Leaders Fund
	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
From Investment Activities:
Operations:
Net investment income	$111,845	$142,640	$14,922,069	$29,581,569	$505,880	$949,194
Net realized gain/(loss) from investments and foreign currency transactions	(263,804)	6,028,790	2,773,497	(75,572,510)	(20,133,087)	(10,768,770)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	2,980,805	(13,295,901)	324,435,617	(1,565,051,981)	32,525,508	(60,620,532)
Changes in net assets resulting from operations	2,828,846	(7,124,471)	342,131,183	(1,611,042,922)	12,898,301	(70,440,108)
Distributions to Shareholders From:
Distributable earnings
Class A	(4,756,449)	(2,940,025)	(888,931)	(10,450,111)	(171,618)	(4,773,694)
Class C	(32,983)	(22,504)	(21,039)	(982,396)	(42)	(230,068)
Class R	(140,910)	(100,452)	(1,335,257)	(13,100,936)	(29,935)	(1,308,584)
Institutional Service Class	(55,202)	(35,904)	(9,738,793)	(43,720,503)	(988,508)	(18,601,335)
Institutional Class	(974,995)	(161,867)	(28,752,203)	(397,648,559)	(197,328)	(15,010,365)
Change in net assets from shareholder distributions	(5,960,539)	(3,260,752)	(40,736,223)	(465,902,505)	(1,387,431)	(39,924,046)
Change in net assets from capital transactions	8,668,850	4,193,751	(404,488,269)	(582,993,591)	(44,554,427)	7,296,976
Change in net assets	5,537,157	(6,191,472)	(103,093,309)	(2,659,939,018)	(33,043,557)	(103,067,178)
Net Assets:
Beginning of period	24,646,526	30,837,998	2,261,513,901	4,921,452,919	113,332,455	216,399,633
End of period	$30,183,683	$24,646,526	$2,158,420,592	$2,261,513,901	$80,288,898	$113,332,455
See Notes to Financial Statements.
64	2023 Semi-Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Emerging Markets ex-China Fund		abrdn Emerging Markets Fund		abrdn Emerging Markets Sustainable Leaders Fund
	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,219,999	$3,170,285	$6,552,623	$23,429,077	$571,775	$1,513,131
Dividends reinvested	4,454,545	2,746,115	614,614	7,804,763	153,121	4,278,213
Cost of shares redeemed	(1,703,328)	(4,455,540)	(14,998,596)	(33,776,964)	(1,567,739)	(5,940,123)
Total Class A	3,971,216	1,460,860	(7,831,359)	(2,543,124)	(842,843)	(148,779)
Class C Shares
Proceeds from shares issued	14,825	1,500	272,306	603,272	—	—
Dividends reinvested	32,955	22,485	17,548	783,716	42	230,068
Cost of shares redeemed	(7,105)	(15,904)	(1,722,826)	(3,495,596)	(96,273)	(671,768)
Total Class C	40,675	8,081	(1,432,972)	(2,108,608)	(96,231)	(441,700)
Class R Shares
Proceeds from shares issued	21,551	138,335	2,318,327	16,410,398	131,608	537,416
Dividends reinvested	137,915	98,734	1,333,126	13,078,200	29,881	1,306,259
Cost of shares redeemed	(93,428)	(237,380)	(3,919,825)	(4,699,741)	(322,549)	(2,480,297)
Total Class R	66,038	(311)	(268,372)	24,788,857	(161,060)	(636,622)
Institutional Service Class Shares
Proceeds from shares issued	24,891	2	27,747,330	1,105,274,192	409,986	967,067
Dividends reinvested	55,202	35,904	9,735,404	43,708,321	940,192	17,726,195
Cost of shares redeemed	(228,933)	(34,006)	(72,325,603)	(863,152,616)	(3,921,216)	(8,913,971)
Total Institutional Service Class	(148,840)	1,900	(34,842,869)	285,829,897	(2,571,038)	9,779,291
Institutional Class Shares
Proceeds from shares issued	7,094,216	3,049,569	126,983,834	556,206,945	1,279,539	8,684,644
Dividends reinvested	966,643	154,472	20,681,800	292,773,343	194,860	14,948,995
Cost of shares redeemed	(3,321,098)	(480,820)	(507,778,331)	(1,737,940,901)	(42,357,654)	(24,888,853)
Total Institutional Class	4,739,761	2,723,221	(360,112,697)	(888,960,613)	(40,883,255)	(1,255,214)
Change in net assets from capital transactions:	$8,668,850	$4,193,751	$(404,488,269)	$(582,993,591)	$(44,554,427)	$7,296,976
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2023 Semi-Annual Report	65

Statements of Changes in Net Assets  (continued)

	abrdn Emerging Markets ex-China Fund		abrdn Emerging Markets Fund		abrdn Emerging Markets Sustainable Leaders Fund
	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
Share Transactions:
Class A Shares
Issued	107,903	242,682	512,518	1,594,035	55,191	114,027
Reinvested	447,693	167,039	49,169	460,186	15,012	314,575
Redeemed	(160,673)	(329,568)	(1,174,315)	(2,221,142)	(149,942)	(470,024)
Total Class A Shares	394,923	80,153	(612,628)	(166,921)	(79,739)	(41,422)
Class C Shares
Issued	1,548	107	21,830	43,499	–	–
Reinvested	3,732	1,499	1,417	46,845	4	18,509
Redeemed	(606)	(1,224)	(137,226)	(250,625)	(10,493)	(59,979)
Total Class C Shares	4,674	382	(113,979)	(160,281)	(10,489)	(41,470)
Class R Shares
Issued	2,124	10,404	185,295	1,141,921	13,307	45,438
Reinvested	15,007	6,395	108,208	782,189	3,135	102,693
Redeemed	(9,209)	(18,578)	(306,636)	(330,159)	(32,795)	(216,494)
Total Class R Shares	7,922	(1,779)	(13,133)	1,593,951	(16,353)	(68,363)
Institutional Service Class Shares
Issued	2,305	1	2,316,945	83,268,183	37,326	79,729
Reinvested	5,412	2,141	778,210	2,572,591	89,627	1,267,062
Redeemed	(22,634)	(2,028)	(5,721,805)	(65,700,482)	(368,711)	(686,027)
Total Institutional Service Class Shares	(14,917)	114	(2,626,650)	20,140,292	(241,758)	660,764
Institutional Class Shares
Issued	637,079	237,754	9,876,260	36,388,629	121,021	679,385
Reinvested	96,375	9,334	1,644,022	17,171,457	18,435	1,062,473
Redeemed	(287,800)	(34,618)	(39,652,326)	(118,342,884)	(4,264,064)	(1,603,456)
Total Institutional Class Shares	445,654	212,470	(28,132,044)	(64,782,798)	(4,124,608)	138,402
Total change in shares:	838,256	291,340	(31,498,434)	(43,375,757)	(4,472,947)	647,911
Amounts listed as “–” are 0 or round to 0.
See Notes to Financial Statements.
66	2023 Semi-Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Global Equity Impact Fund		abrdn Global Infrastructure Fund		abrdn International Small Cap Fund
	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
From Investment Activities:
Operations:
Net investment income	$(117,522)	$1,487,409	$546,310	$1,079,551	$300,833	$3,274,152
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	1,928,837	4,430,386	1,028,840	1,633,848	(10,776,569)	(24,482,306)
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	4,754,278	(26,795,443)	5,047,408	(8,689,667)	37,044,288	(118,020,445)
Changes in net assets resulting from operations	6,565,593	(20,877,648)	6,622,558	(5,976,268)	26,568,552	(139,228,599)
Distributions to Shareholders From:
Distributable earnings
Class A	(1,341,529)	(10,881)	(338,631)	(550,004)	(937,040)	(7,629,460)
Class C	—	—	—	—	(3,288)	(43,299)
Class R	—	—	—	—	(32,584)	(178,327)
Institutional Class	(1,047,552)	(22,288)	(1,097,552)	(1,854,305)	(2,192,455)	(14,015,543)
Change in net assets from shareholder distributions	(2,389,081)	(33,169)	(1,436,183)	(2,404,309)	(3,165,367)	(21,866,629)
Change in net assets from capital transactions	39,408	(8,089,439)	(1,481,871)	(2,928,005)	(26,837,844)	32,831,251
Change in net assets	4,215,920	(29,000,256)	3,704,504	(11,308,582)	(3,434,659)	(128,263,977)
Net Assets:
Beginning of period	46,370,296	75,370,552	46,994,896	58,303,478	178,483,168	306,747,145
End of period	$50,586,216	$46,370,296	$50,699,400	$46,994,896	$175,048,509	$178,483,168
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2023 Semi-Annual Report	67

Statements of Changes in Net Assets  (continued)

	abrdn Global Equity Impact Fund		abrdn Global Infrastructure Fund		abrdn International Small Cap Fund
	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
Capital Transactions:
Class A Shares
Proceeds from shares issued	$700,383	$1,325,451	$259,643	$1,542,589	$1,622,891	$9,431,681
Dividends reinvested	1,269,842	10,348	281,871	459,304	901,341	7,350,418
Cost of shares redeemed	(1,395,281)	(5,339,224)	(1,078,209)	(1,873,045)	(8,305,496)	(19,537,173)
Total Class A	574,944	(4,003,425)	(536,695)	128,848	(5,781,264)	(2,755,074)
Class C Shares
Proceeds from shares issued	—	—	—	—	20,524	43,286
Dividends reinvested	—	—	—	—	3,288	43,299
Cost of shares redeemed	—	—	—	—	(23,924)	(19,256)
Total Class C	—	—	—	—	(112)	67,329
Class R Shares
Proceeds from shares issued	—	—	—	—	327,991	938,145
Dividends reinvested	—	—	—	—	32,541	178,046
Cost of shares redeemed	—	—	—	—	(407,702)	(478,149)
Total Class R	—	—	—	—	(47,170)	638,042
Institutional Class Shares
Proceeds from shares issued	446,316	389,719	1,092,559	1,658,833	8,750,001	127,740,123
Dividends reinvested	928,599	19,988	1,076,011	1,823,311	2,174,000	13,937,907
Cost of shares redeemed	(1,910,451)	(4,495,721)	(3,113,746)	(6,538,997)	(31,933,299)	(106,797,076)
Total Institutional Class	(535,536)	(4,086,014)	(945,176)	(3,056,853)	(21,009,298)	34,880,954
Change in net assets from capital transactions:	$39,408	$(8,089,439)	$(1,481,871)	$(2,928,005)	$(26,837,844)	$32,831,251
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
68	2023 Semi-Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Global Equity Impact Fund		abrdn Global Infrastructure Fund		abrdn International Small Cap Fund
	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
Share Transactions:
Class A Shares
Issued	49,411	85,715	12,040	64,757	62,453	263,970
Reinvested	92,622	593	13,306	20,134	35,458	192,470
Redeemed	(98,500)	(355,896)	(49,551)	(81,561)	(318,520)	(636,737)
Total Class A Shares	43,533	(269,588)	(24,205)	3,330	(220,609)	(180,297)
Class C Shares
Issued	–	–	–	–	865	1,398
Reinvested	–	–	–	–	146	1,281
Redeemed	–	–	–	–	(1,030)	(705)
Total Class C Shares	–	–	–	–	(19)	1,974
Class R Shares
Issued	–	–	–	–	13,507	34,522
Reinvested	–	–	–	–	1,381	5,013
Redeemed	–	–	–	–	(16,719)	(16,245)
Total Class R Shares	–	–	–	–	(1,831)	23,290
Institutional Class Shares
Issued	30,171	26,137	49,016	70,795	332,982	3,828,420
Reinvested	67,633	1,142	50,690	79,817	84,526	360,992
Redeemed	(136,334)	(298,060)	(142,263)	(286,787)	(1,205,408)	(3,729,923)
Total Institutional Class Shares	(38,530)	(270,781)	(42,557)	(136,175)	(787,900)	459,489
Total change in shares:	5,003	(540,369)	(66,762)	(132,845)	(1,010,359)	304,456
Amounts listed as “–” are 0 or round to 0.
See Notes to Financial Statements.
2023 Semi-Annual Report	69

Statements of Changes in Net Assets  (continued)

	abrdn International Sustainable Leaders Fund		abrdn Realty Income & Growth Fund		abrdn U.S. Small Cap Equity Fund
	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
From Investment Activities:
Operations:
Net investment income	$(107,135)	$1,372,703	$807,540	$778,977	$(477,804)	$(4,360,618)
Net realized gain/(loss) from investments and foreign currency transactions	559,272	(8,558,136)	979,692	2,985,249	(24,803,297)	37,496,663
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	17,553,185	(43,496,780)	113,701	(14,020,801)	49,980,998	(303,779,602)
Changes in net assets resulting from operations	18,005,322	(50,682,213)	1,900,933	(10,256,575)	24,699,897	(270,643,557)
Distributions to Shareholders From:
Distributable earnings
Class A	(5,324,309)	—	(27,808)	(146,200)	(5,913,035)	(33,412,568)
Class C	—	—	—	—	(1,721,556)	(10,627,887)
Class R	—	—	—	—	(202,505)	(1,193,211)
Institutional Service Class	—	—	—	—	(1,601,455)	(7,641,334)
Institutional Class	(701,988)	—	(2,984,491)	(8,236,405)	(25,542,201)	(170,135,539)
Change in net assets from shareholder distributions	(6,026,297)	—	(3,012,299)	(8,382,605)	(34,980,752)	(223,010,539)
Change in net assets from capital transactions	(6,823,680)	(12,636,785)	(266,976)	2,945,089	(133,078,779)	25,650,936
Change in net assets	5,155,345	(63,318,998)	(1,378,342)	(15,694,091)	(143,359,634)	(468,003,160)
Net Assets:
Beginning of period	82,013,485	145,332,483	41,989,327	57,683,418	727,843,932	1,195,847,092
End of period	$87,168,830	$82,013,485	$40,610,985	$41,989,327	$584,484,298	$727,843,932
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
70	2023 Semi-Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn International Sustainable Leaders Fund		abrdn Realty Income & Growth Fund		abrdn U.S. Small Cap Equity Fund
	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
Capital Transactions:
Class A Shares
Proceeds from shares issued	$316,722	$712,259	$13,000	$185,980	$8,809,309	$20,277,259
Dividends reinvested	5,115,908	—	20,699	128,002	4,786,280	26,361,790
Cost of shares redeemed	(5,605,665)	(10,551,412)	(68,115)	(738,916)	(15,095,188)	(39,579,226)
Total Class A	(173,035)	(9,839,153)	(34,416)	(424,934)	(1,499,599)	7,059,823
Class C Shares
Proceeds from shares issued	—	—	—	—	1,336,120	2,628,175
Dividends reinvested	—	—	—	—	1,614,621	9,893,910
Cost of shares redeemed	—	—	—	—	(5,691,629)	(11,067,124)
Total Class C	—	—	—	—	(2,740,888)	1,454,961
Class R Shares
Proceeds from shares issued	—	—	—	—	295,209	401,183
Dividends reinvested	—	—	—	—	192,619	1,152,789
Cost of shares redeemed	—	—	—	—	(452,610)	(1,200,513)
Total Class R	—	—	—	—	35,218	353,459
Institutional Service Class Shares
Proceeds from shares issued	—	—	—	—	2,848,939	7,079,316
Dividends reinvested	—	—	—	—	1,545,659	7,333,017
Cost of shares redeemed	—	—	—	—	(2,497,137)	(6,806,129)
Total Institutional Service Class	—	—	—	—	1,897,461	7,606,204
Institutional Class Shares
Proceeds from shares issued	154,770	475,331	163,245	1,135,617	58,065,228	212,922,069
Dividends reinvested	644,247	—	2,910,679	8,034,241	22,298,024	142,349,678
Cost of shares redeemed	(7,449,662)	(3,272,963)	(3,306,484)	(5,799,835)	(211,134,223)	(346,095,258)
Total Institutional Class	(6,650,645)	(2,797,632)	(232,560)	3,370,023	(130,770,971)	9,176,489
Change in net assets from capital transactions:	$(6,823,680)	$(12,636,785)	$(266,976)	$2,945,089	$(133,078,779)	$25,650,936
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2023 Semi-Annual Report	71

Statements of Changes in Net Assets  (continued)

	abrdn International Sustainable Leaders Fund		abrdn Realty Income & Growth Fund		abrdn U.S. Small Cap Equity Fund
	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
Share Transactions:
Class A Shares
Issued	12,495	26,547	1,242	13,704	291,875	567,743
Reinvested	224,776	–	2,036	9,053	169,726	674,560
Redeemed	(233,377)	(394,467)	(6,663)	(55,619)	(508,515)	(1,151,284)
Total Class A Shares	3,894	(367,920)	(3,385)	(32,862)	(46,914)	91,019
Class C Shares
Issued	–	–	–	–	61,404	99,538
Reinvested	–	–	–	–	78,152	336,528
Redeemed	–	–	–	–	(257,668)	(439,311)
Total Class C Shares	–	–	–	–	(118,112)	(3,245)
Class R Shares
Issued	–	–	–	–	11,616	13,153
Reinvested	–	–	–	–	8,039	34,268
Redeemed	–	–	–	–	(17,349)	(43,323)
Total Class R Shares	–	–	–	–	2,306	4,098
Institutional Service Class Shares
Issued	–	–	–	–	86,194	193,426
Reinvested	–	–	–	–	49,256	170,021
Redeemed	–	–	–	–	(75,932)	(182,787)
Total Institutional Service Class Shares	–	–	–	–	59,518	180,660
Institutional Class Shares
Issued	6,078	17,036	15,336	82,122	1,769,963	5,454,490
Reinvested	27,450	–	285,019	573,732	708,099	3,292,845
Redeemed	(286,085)	(109,891)	(316,665)	(431,610)	(6,281,427)	(9,375,510)
Total Institutional Class Shares	(252,557)	(92,855)	(16,310)	224,244	(3,803,365)	(628,175)
Total change in shares:	(248,663)	(460,775)	(19,695)	191,382	(3,906,567)	(355,643)
Amounts listed as “–” are 0 or round to 0.
See Notes to Financial Statements.
72	2023 Semi-Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn U.S. Sustainable Leaders Fund		abrdn U.S. Sustainable Leaders Smaller Companies Fund(a)
	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
From Investment Activities:
Operations:
Net investment income	$574,548	$(1,437,727)	$6,082	$(102,325)
Net realized gain/(loss) from investments and foreign currency transactions	(7,916,361)	2,817,747	(562,247)	(318,550)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	30,917,637	(135,458,814)	299,539	(5,446,133)
Changes in net assets resulting from operations	23,575,824	(134,078,794)	(256,626)	(5,867,008)
Distributions to Shareholders From:
Distributable earnings
Class A	(963,743)	(86,439,173)	—	(2,703,472)
Class C	(2,414)	(101,349)	—	(181,578)
Class R	—	—	—	(775,300)
Institutional Service Class	(409,828)	(36,416,872)	—	(115,420)
Institutional Class	(31,379)	(3,524,570)	—	(1,464,436)
Change in net assets from shareholder distributions	(1,407,364)	(126,481,964)	—	(5,240,206)
Change in net assets from capital transactions	(16,062,986)	78,191,306	(2,073,239)	7,645,361
Change in net assets	6,105,474	(182,369,452)	(2,329,865)	(3,461,853)
Net Assets:
Beginning of period	337,131,153	519,500,605	15,964,005	19,425,858
End of period	$343,236,627	$337,131,153	$13,634,140	$15,964,005

(a)	Effective August 18, 2022, the Class C had zero assets. On August 18, 2022, the abrdn U.S. Sustainable Leaders Smaller Companies Fund ceased offering Class C Shares.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2023 Semi-Annual Report	73

Statements of Changes in Net Assets  (continued)

	abrdn U.S. Sustainable Leaders Fund		abrdn U.S. Sustainable Leaders Smaller Companies Fund
	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
Capital Transactions:
Class A Shares
Proceeds from shares issued	$355,903	$2,565,716	$170,035	$5,226,490
Dividends reinvested	875,365	79,023,829	—	2,304,020
Cost of shares redeemed	(12,317,058)	(29,656,026)	(644,929)	(3,598,106)
Total Class A	(11,085,790)	51,933,519	(474,894)	3,932,404
Class C Shares
Proceeds from shares issued	214,184	75,853	—	627,907
Dividends reinvested	2,414	101,349	—	168,111
Cost of shares redeemed	(175,478)	(82,812)	—	(1,058,100)
Total Class C	41,120	94,390	—	(262,082)
Class R Shares
Proceeds from shares issued	—	—	211,249	694,194
Dividends reinvested	—	—	—	775,300
Cost of shares redeemed	—	—	(182,814)	(655,043)
Total Class R	—	—	28,435	814,451
Institutional Service Class Shares
Proceeds from shares issued	513,196	2,039,723	7,673	805,282
Dividends reinvested	404,905	35,857,287	—	115,420
Cost of shares redeemed	(4,756,920)	(12,622,962)	(48,865)	(532,248)
Total Institutional Service Class	(3,838,819)	25,274,048	(41,192)	388,454
Institutional Class Shares
Proceeds from shares issued	464,935	2,378,356	143,948	3,712,861
Dividends reinvested	30,699	3,445,850	—	1,429,154
Cost of shares redeemed	(1,675,131)	(4,934,857)	(1,729,536)	(2,369,881)
Total Institutional Class	(1,179,497)	889,349	(1,585,588)	2,772,134
Change in net assets from capital transactions:	$(16,062,986)	$78,191,306	$(2,073,239)	$7,645,361
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
74	2023 Semi-Annual Report

Statements of Changes in Net Assets  (concluded)

	abrdn U.S. Sustainable Leaders Fund		abrdn U.S. Sustainable Leaders Smaller Companies Fund
	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
Share Transactions:
Class A Shares
Issued	36,318	208,059	26,231	642,781
Reinvested	90,711	6,125,878	–	272,343
Redeemed	(1,259,865)	(2,606,941)	(101,142)	(513,295)
Total Class A Shares	(1,132,836)	3,726,996	(74,911)	401,829
Class C Shares
Issued	30,258	9,258	–	519,347
Reinvested	348	10,839	–	142,467
Redeemed	(24,690)	(10,119)	–	(1,080,502)
Total Class C Shares	5,916	9,978	–	(418,688)
Class R Shares
Issued	–	–	38,366	101,153
Reinvested	–	–	–	106,938
Redeemed	–	–	(33,340)	(104,938)
Total Class R Shares	–	–	5,026	103,153
Institutional Service Class Shares
Issued	46,440	163,154	1,098	89,076
Reinvested	37,216	2,472,916	–	12,954
Redeemed	(435,829)	(978,676)	(7,018)	(74,014)
Total Institutional Service Class Shares	(352,173)	1,657,394	(5,920)	28,016
Institutional Class Shares
Issued	42,363	181,226	20,078	434,370
Reinvested	2,798	235,856	–	152,851
Redeemed	(152,625)	(391,382)	(242,862)	(297,169)
Total Institutional Class Shares	(107,464)	25,700	(222,784)	290,052
Total change in shares:	(1,586,557)	5,420,068	(298,589)	404,362

Amounts listed as “–” are 0 or round to 0.
See Notes to Financial Statements.
2023 Semi-Annual Report	75

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn China A Share Equity Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2023*	$22.74	$(0.10)	$4.10	$ 4.00	$ –	$ –	$ –	$ 26.74
Year Ended October 31, 2022	37.76	0.01	(14.09)	(14.08)	–	(0.94)	(0.94)	22.74
Year Ended October 31, 2021	33.90	(0.11)	4.50	4.39	–	(0.53)	(0.53)	37.76
Year Ended October 31, 2020	25.61	0.08	9.29	9.37	–(i)	(1.08)	(1.08)	33.90
Year Ended October 31, 2019	19.86	0.07	5.72	5.79	(0.04)	–	(0.04)	25.61
Year Ended October 31, 2018	22.48	0.06	(2.45)	(2.39)	(0.23)	–	(0.23)	19.86
Class C Shares
Six-Months Ended April 30, 2023*	21.25	(0.18)	3.84	3.66	–	–	–	24.91
Year Ended October 31, 2022	35.58	(0.22)	(13.17)	(13.39)	–	(0.94)	(0.94)	21.25
Year Ended October 31, 2021	32.18	(0.31)	4.24	3.93	–	(0.53)	(0.53)	35.58
Year Ended October 31, 2020	24.52	(0.09)	8.83	8.74	–	(1.08)	(1.08)	32.18
Year Ended October 31, 2019	19.12	(0.21)	5.61	5.40	–	–	–	24.52
Year Ended October 31, 2018	21.59	(0.09)	(2.35)	(2.44)	(0.03)	–	(0.03)	19.12
Class R Shares
Six-Months Ended April 30, 2023*	22.03	(0.14)	3.98	3.84	–	–	–	25.87
Year Ended October 31, 2022	36.71	(0.06)	(13.68)	(13.74)	–	(0.94)	(0.94)	22.03
Year Ended October 31, 2021	33.07	(0.23)	4.40	4.17	–	(0.53)	(0.53)	36.71
Year Ended October 31, 2020	25.08	(0.06)	9.13	9.07	–	(1.08)	(1.08)	33.07
Year Ended October 31, 2019	19.48	0.02	5.58	5.60	–	–	–	25.08
Year Ended October 31, 2018	22.07	0.04	(2.46)	(2.42)	(0.17)	–	(0.17)	19.48
Institutional Service Class Shares
Six-Months Ended April 30, 2023*	22.96	(0.07)	4.15	4.08	–	–	–	27.04
Year Ended October 31, 2022	38.05	0.05	(14.18)	(14.13)	(0.02)	(0.94)	(0.96)	22.96
Year Ended October 31, 2021	34.11	(0.04)	4.53	4.49	(0.02)	(0.53)	(0.55)	38.05
Year Ended October 31, 2020	25.75	0.15	9.34	9.49	(0.05)	(1.08)	(1.13)	34.11
Year Ended October 31, 2019	19.98	0.11	5.76	5.87	(0.10)	–	(0.10)	25.75
Year Ended October 31, 2018	22.62	0.11	(2.46)	(2.35)	(0.29)	–	(0.29)	19.98
Institutional Class Shares
Six-Months Ended April 30, 2023*	23.10	(0.06)	4.18	4.12	–	–	–	27.22
Year Ended October 31, 2022	38.24	0.06	(14.23)	(14.17)	(0.03)	(0.94)	(0.97)	23.10
Year Ended October 31, 2021	34.26	0.12	4.43	4.55	(0.04)	(0.53)	(0.57)	38.24
Year Ended October 31, 2020	25.85	0.05	9.51	9.56	(0.07)	(1.08)	(1.15)	34.26
Year Ended October 31, 2019	20.03	0.26	5.64	5.90	(0.08)	–	(0.08)	25.85
Year Ended October 31, 2018	22.65	0.05	(2.38)	(2.33)	(0.29)	–	(0.29)	20.03

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
76	2023 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn China A Share Equity Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

17.59%	$ 11,370	1.34%	1.86%	(0.73%)	15.55%
(38.20%)	9,609	1.33%(g)	1.78%(g)	0.04%	23.60%
12.98%(h)	18,476	1.32%(g)	1.58%(g)	(0.28%)	45.21%
38.06%(h)	10,888	1.32%(g)	2.55%(g)	0.28%	56.48%
29.21%	8,685	1.60%(g)	3.19%(g)	0.30%	115.09%
(10.76%)	5,978	1.95%(g)	3.01%(g)	0.27%	26.13%

17.22%	1,747	1.99%	2.58%	(1.37%)	15.55%
(38.62%)	1,533	1.99%(g)	2.51%(g)	(0.76%)	23.60%
12.23%	3,782	1.99%(g)	2.33%(g)	(0.86%)	45.21%
37.13%	587	1.99%(g)	3.37%(g)	(0.37%)	56.48%
28.24%	839	2.38%(g)	3.99%(g)	(0.96%)	115.09%
(11.32%)	1,568	2.62%(g)	3.81%(g)	(0.42%)	26.13%

17.43%	3,610	1.61%	2.13%	(1.06%)	15.55%
(38.37%)	2,356	1.61%(g)	2.06%(g)	(0.22%)	23.60%
12.63%(h)	4,557	1.64%(g)	1.90%(g)	(0.62%)	45.21%
37.63%(h)	3,215	1.62%(g)	2.85%(g)	(0.23%)	56.48%
28.75%	2,682	1.92%(g)	3.52%(g)	0.07%	115.09%
(11.07%)	1,664	2.27%(g)	3.33%(g)	0.18%	26.13%

17.77%	442	1.10%	1.62%	(0.50%)	15.55%
(38.07%)	349	1.10%(g)	1.55%(g)	0.15%	23.60%
13.21%	959	1.08%(g)	1.34%(g)	(0.10%)	45.21%
38.37%	639	1.09%(g)	2.32%(g)	0.55%	56.48%
29.52%	543	1.40%(g)	2.96%(g)	0.45%	115.09%
(10.57%)	532	1.72%(g)	2.78%(g)	0.49%	26.13%

17.84%	22,290	0.99%	1.57%	(0.41%)	15.55%
(37.99%)	16,915	0.99%(g)	1.51%(g)	0.19%	23.60%
13.33%	60,300	0.99%(g)	1.33%(g)	0.32%	45.21%
38.55%	4,919	0.99%(g)	2.34%(g)	0.20%	56.48%
29.59%	1,336	1.16%(g)	2.97%(g)	1.09%	115.09%
(10.46%)	299	1.62%(g)	2.78%(g)	0.21%	26.13%
2023 Semi-Annual Report	77

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Dynamic Dividend Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions
Class A Shares
Six-Months Ended April 30, 2023*	$3.75	$0.11	$0.41	$ 0.52	$ (0.11)	$ –	$ –	$ (0.11)
Year Ended October 31, 2022	4.74	0.20(h)	(0.95)	(0.75)	(0.22)	(0.01)	(0.01)	(0.24)
Year Ended October 31, 2021	3.68	0.23	1.06	1.29	(0.23)	–	–	(0.23)
Year Ended October 31, 2020	3.99	0.20	(0.28)	(0.08)	(0.23)	–	–	(0.23)
Year Ended October 31, 2019	3.85	0.23	0.14	0.37	(0.23)	–	–	(0.23)
Year Ended October 31, 2018	4.04	0.17	(0.13)	0.04	(0.23)	–(j)	–(j)	(0.23)
Institutional Class Shares
Six-Months Ended April 30, 2023*	3.75	0.12	0.41	0.53	(0.12)	–	–	(0.12)
Year Ended October 31, 2022	4.74	0.21(h)	(0.95)	(0.74)	(0.23)	(0.01)	(0.01)	(0.25)
Year Ended October 31, 2021	3.69	0.24	1.05	1.29	(0.24)	–	–	(0.24)
Year Ended October 31, 2020	4.00	0.21	(0.28)	(0.07)	(0.24)	–	–	(0.24)
Year Ended October 31, 2019	3.85	0.24	0.15	0.39	(0.24)	–	–	(0.24)
Year Ended October 31, 2018	4.04	0.18	(0.13)	0.05	(0.24)	–(j)	–(j)	(0.24)

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01% and 0.03% for Class A and Institutional Class for the six months ended April 30, 2023 and the year ended October 31, 2018, respectively.
(h)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets reflects the effects of a liability accrued on
February 28, 2022 relating to withholding tax refunds that the Fund previously received and recorded which are being contested by the local tax authority. The accrued liability resulted in a decrease in net assets of approximately 0.87% as of October 31, 2022. (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.24,
(15.67%), and 5.49%, respectively. For Institutional Class Shares, these amounts would have been $0.24, (15.45%), and 5.67%, respectively.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(j)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
78	2023 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Dynamic Dividend Fund  (concluded)
			Ratios/Supplemental Data
Redemption Fees	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

$ –	$ 4.16	14.14%	$ 4,399	1.50%(g)	1.60%(g)	5.74%	32.79%
–	3.75	(16.34%)(h)	4,094	1.50%	1.61%	4.62%(h)	78.51%
–	4.74	35.40%	4,986	1.50%	1.66%	5.03%	59.28%
–	3.68	(2.04%)(i)	3,885	1.50%	1.60%	5.20%	85.01%
–	3.99	10.02%(i)	4,399	1.50%	1.61%	6.00%	105.70%
–(j)	3.85	0.79%	4,505	1.52%(g)	1.60%(g)	4.17%	66.16%

–	4.16	14.28%	103,834	1.25%(g)	1.33%(g)	5.98%	32.79%
–	3.75	(16.12%)(h)	96,362	1.25%	1.34%	4.81%(h)	78.51%
–	4.74	35.36%	123,166	1.25%	1.39%	5.26%	59.28%
–	3.69	(1.77%)	100,350	1.25%	1.35%	5.37%	85.01%
–	4.00	10.60%	122,197	1.25%	1.33%	6.21%	105.70%
–(j)	3.85	1.02%	135,262	1.28%(g)	1.35%(g)	4.44%	66.16%
2023 Semi-Annual Report	79

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn EM SMA Completion Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)
Institutional Class Shares
Period Ended April 30, 2023*(f)	$10.00	$0.05	$(0.85)	$ (0.80)	$ –	$ –	$ 9.20	(8.00%)

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	For the period from January 27, 2023 (commencement of operations) through April 30, 2023.
(g)	Amounts listed as “–” are 0% or round to 0%
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
80	2023 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn EM SMA Completion Fund  (concluded)
Ratios/Supplemental Data
Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)

$ 261	–(g)	34.90%	2.34%	6.26%

2023 Semi-Annual Report	81

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets ex-China Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2023*	$12.38	$0.04	$1.16	$ 1.20	$ (0.11)	$ (2.81)	$ (2.92)	$ 10.66
Year Ended October 31, 2022	18.17	0.08	(3.93)	(3.85)	–	(1.94)	(1.94)	12.38
Year Ended October 31, 2021	13.21	(0.06)	5.02	4.96	–	–	–	18.17
Year Ended October 31, 2020	12.87	(0.01)	0.77	0.76	(0.08)	(0.34)	(0.42)	13.21
Year Ended October 31, 2019	12.75	0.08	1.08	1.16	(0.09)	(0.95)	(1.04)	12.87
Year Ended October 31, 2018	14.66	0.09	(0.72)	(0.63)	(0.10)	(1.18)	(1.28)	12.75
Class C Shares
Six-Months Ended April 30, 2023*	11.24	–(i)	1.04	1.04	(0.03)	(2.81)	(2.84)	9.44
Year Ended October 31, 2022	16.77	(0.02)	(3.57)	(3.59)	–	(1.94)	(1.94)	11.24
Year Ended October 31, 2021	12.27	(0.15)	4.65	4.50	–	–	–	16.77
Year Ended October 31, 2020	11.98	(0.08)	0.71	0.63	–	(0.34)	(0.34)	12.27
Year Ended October 31, 2019	11.93	0.01	0.99	1.00	–	(0.95)	(0.95)	11.98
Year Ended October 31, 2018	13.78	–(i)	(0.67)	(0.67)	–	(1.18)	(1.18)	11.93
Class R Shares
Six-Months Ended April 30, 2023*	11.59	0.02	1.08	1.10	(0.04)	(2.81)	(2.85)	9.84
Year Ended October 31, 2022	17.19	0.02	(3.68)	(3.66)	–	(1.94)	(1.94)	11.59
Year Ended October 31, 2021	12.54	(0.11)	4.76	4.65	–	–	–	17.19
Year Ended October 31, 2020	12.21	(0.05)	0.73	0.68	(0.01)	(0.34)	(0.35)	12.54
Year Ended October 31, 2019	12.15	0.03	1.01	1.04	(0.03)	(0.95)	(0.98)	12.21
Year Ended October 31, 2018	14.04	0.03	(0.68)	(0.65)	(0.06)	(1.18)	(1.24)	12.15
Institutional Service Class Shares
Six-Months Ended April 30, 2023*	12.66	0.06	1.17	1.23	(0.15)	(2.81)	(2.96)	10.93
Year Ended October 31, 2022	18.49	0.11	(4.00)	(3.89)	–	(1.94)	(1.94)	12.66
Year Ended October 31, 2021	13.41	(0.02)	5.10	5.08	–	–	–	18.49
Year Ended October 31, 2020	13.05	0.02	0.80	0.82	(0.12)	(0.34)	(0.46)	13.41
Year Ended October 31, 2019	12.94	0.11	1.08	1.19	(0.13)	(0.95)	(1.08)	13.05
Year Ended October 31, 2018	14.87	0.13	(0.73)	(0.60)	(0.15)	(1.18)	(1.33)	12.94
Institutional Class Shares
Six-Months Ended April 30, 2023*	12.50	0.07	1.18	1.25	(0.17)	(2.81)	(2.98)	10.77
Year Ended October 31, 2022	18.27	0.08	(3.91)	(3.83)	–	(1.94)	(1.94)	12.50
Year Ended October 31, 2021	13.24	–(i)	5.03	5.03	–	–	–	18.27
Year Ended October 31, 2020	12.88	0.03	0.79	0.82	(0.12)	(0.34)	(0.46)	13.24
Year Ended October 31, 2019	12.77	0.13	1.06	1.19	(0.13)	(0.95)	(1.08)	12.88
Year Ended October 31, 2018	14.69	0.14	(0.73)	(0.59)	(0.15)	(1.18)	(1.33)	12.77

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to 0.01% for Class A and Institutional Class for the six months ended April 30, 2023. Includes interest expense that amounts to less than 0.01%.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
82	2023 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets ex-China Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

11.38%	$ 21,391	1.46%(g)	2.28%(g)	0.75%	18.82%
(23.84%)	19,947	1.48%(g)	2.17%(g)	0.55%	129.38%
37.55%	27,814	1.53%	2.17%	(0.35%)	21.98%
5.93%(h)	22,455	1.53%(g)	2.17%(g)	(0.06%)	29.04%
10.40%(h)	26,719	1.53%(g)	2.07%(g)	0.66%	32.68%
(4.97%)	27,530	1.53%	1.92%	0.67%	22.06%

10.99%	157	2.11%(g)	3.11%(g)	0.10%	18.82%
(24.32%)	135	2.14%(g)	3.05%(g)	(0.12%)	129.38%
36.67%	195	2.19%	3.03%	(1.01%)	21.98%
5.24%	205	2.19%(g)	3.04%(g)	(0.68%)	29.04%
9.62%	638	2.19%(g)	2.95%(g)	0.05%	32.68%
(5.53%)	1,713	2.19%	2.77%	0.02%	22.06%

11.25%	577	1.81%(g)	2.63%(g)	0.37%	18.82%
(24.12%)	588	1.88%(g)	2.57%(g)	0.13%	129.38%
37.08%	903	1.87%	2.51%	(0.69%)	21.98%
5.58%	898	1.91%(g)	2.55%(g)	(0.42%)	29.04%
9.83%	1,554	1.94%(g)	2.48%(g)	0.26%	32.68%
(5.27%)	2,120	1.94%	2.33%	0.26%	22.06%

11.40%	41	1.21%(g)	2.04%(g)	0.96%	18.82%
(23.62%)	236	1.23%(g)	1.92%(g)	0.78%	129.38%
37.88%	343	1.29%	1.93%	(0.12%)	21.98%
6.25%	250	1.29%(g)	1.93%(g)	0.18%	29.04%
10.56%	265	1.29%(g)	1.83%(g)	0.88%	32.68%
(4.65%)	460	1.26%	1.65%	0.94%	22.06%

11.70%	8,018	1.11%(g)	2.05%(g)	1.24%	18.82%
(23.57%)	3,740	1.13%(g)	1.88%(g)	0.61%	129.38%
37.99%	1,583	1.19%	1.88%	(0.02%)	21.98%
6.39%	1,409	1.19%(g)	1.88%(g)	0.27%	29.04%
10.71%	1,390	1.19%(g)	1.77%(g)	1.01%	32.68%
(4.63%)	2,104	1.19%	1.62%	1.01%	22.06%
2023 Semi-Annual Report	83

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2023*	$11.29	$0.06	$1.65	$ 1.71	$ (0.17)	$ –	$ (0.17)	$ 12.83
Year Ended October 31, 2022	20.15	0.06	(6.98)	(6.92)	(0.02)	(1.92)	(1.94)	11.29
Year Ended October 31, 2021	16.79	0.04	3.46	3.50	–	(0.14)	(0.14)	20.15
Year Ended October 31, 2020	15.30	0.01	1.71	1.72	(0.22)	(0.01)	(0.23)	16.79
Year Ended October 31, 2019	13.12	0.07	2.26	2.33	(0.13)	(0.02)	(0.15)	15.30
Year Ended October 31, 2018	15.74	0.07	(2.53)	(2.46)	(0.16)	–	(0.16)	13.12
Class C Shares
Six-Months Ended April 30, 2023*	11.09	0.02	1.63	1.65	(0.06)	–	(0.06)	12.68
Year Ended October 31, 2022	19.90	(0.01)	(6.88)	(6.89)	–	(1.92)	(1.92)	11.09
Year Ended October 31, 2021	16.68	(0.08)	3.44	3.36	–	(0.14)	(0.14)	19.90
Year Ended October 31, 2020	15.18	(0.06)	1.69	1.63	(0.12)	(0.01)	(0.13)	16.68
Year Ended October 31, 2019	12.97	–(i)	2.24	2.24	(0.01)	(0.02)	(0.03)	15.18
Year Ended October 31, 2018	15.55	–(i)	(2.51)	(2.51)	(0.07)	–	(0.07)	12.97
Class R Shares
Six-Months Ended April 30, 2023*	11.11	0.05	1.63	1.68	(0.16)	–	(0.16)	12.63
Year Ended October 31, 2022	19.89	0.04	(6.90)	(6.86)	–(i)	(1.92)	(1.92)	11.11
Year Ended October 31, 2021	16.60	0.01	3.42	3.43	–	(0.14)	(0.14)	19.89
Year Ended October 31, 2020	15.14	–(i)	1.68	1.68	(0.21)	(0.01)	(0.22)	16.60
Year Ended October 31, 2019	13.00	0.07	2.21	2.28	(0.12)	(0.02)	(0.14)	15.14
Year Ended October 31, 2018	15.61	0.06	(2.52)	(2.46)	(0.15)	–	(0.15)	13.00
Institutional Service Class Shares
Six-Months Ended April 30, 2023*	11.34	0.08	1.66	1.74	(0.23)	–	(0.23)	12.85
Year Ended October 31, 2022	20.26	0.11	(7.01)	(6.90)	(0.10)	(1.92)	(2.02)	11.34
Year Ended October 31, 2021	16.85	0.12	3.46	3.58	(0.03)	(0.14)	(0.17)	20.26
Year Ended October 31, 2020	15.37	0.07	1.70	1.77	(0.28)	(0.01)	(0.29)	16.85
Year Ended October 31, 2019	13.19	0.23	2.16	2.39	(0.19)	(0.02)	(0.21)	15.37
Year Ended October 31, 2018	15.78	0.14	(2.55)	(2.41)	(0.18)	–	(0.18)	13.19
Institutional Class Shares
Six-Months Ended April 30, 2023*	11.40	0.09	1.67	1.76	(0.23)	–	(0.23)	12.93
Year Ended October 31, 2022	20.34	0.14	(7.05)	(6.91)	(0.11)	(1.92)	(2.03)	11.40
Year Ended October 31, 2021	16.90	0.14	3.48	3.62	(0.04)	(0.14)	(0.18)	20.34
Year Ended October 31, 2020	15.39	0.09	1.72	1.81	(0.29)	(0.01)	(0.30)	16.90
Year Ended October 31, 2019	13.20	0.13	2.27	2.40	(0.19)	(0.02)	(0.21)	15.39
Year Ended October 31, 2018	15.81	0.15	(2.55)	(2.40)	(0.21)	–	(0.21)	13.20

*	Unaudited
(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	Includes interest expense that amounts to 0.01% for Class A and Institutional Class for the six months ended April 30, 2023. Includes interest expense that amounts to less than 0.01%.
(i)	Less than $0.005 per share.
(j)	Amount is less than 0.005%.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
84	2023 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

15.19%(g)	$ 64,011	1.60%(h)	1.66%(h)	0.90%	17.39%
(37.56%)(g)	63,232	1.60%(h)	1.63%(h)	0.39%	36.82%
20.87%	116,268	1.56%(h)	1.56%(h)	0.20%	37.26%
11.31%	107,572	1.59%(h)	1.59%(h)	0.09%	26.13%
17.89%	134,382	1.59%(h)	1.59%(h)	0.46%	14.86%
(15.80%)	143,297	1.59%(h)	1.59%(h)	0.49%	20.39%

14.87%	3,315	2.10%(h)	2.26%(h)	0.37%	17.39%
(37.87%)	4,162	2.10%(h)	2.21%(h)	(0.09%)	36.82%
20.16%	10,662	2.10%(h)	2.13%(h)	(0.38%)	37.26%
10.74%	11,786	2.10%(h)	2.19%(h)	(0.40%)	26.13%
17.26%	15,611	2.10%(h)	2.20%(h)	(0.03%)	14.86%
(16.20%)	15,886	2.10%(h)	2.21%(h)	–(j)	20.39%

15.17%	104,872	1.75%(h)	1.81%(h)	0.77%	17.39%
(37.71%)	92,428	1.75%(h)	1.78%(h)	0.26%	36.82%
20.68%	133,696	1.72%(h)	1.72%(h)	0.04%	37.26%
11.13%	113,707	1.73%(h)	1.73%(h)	0.01%	26.13%
17.72%	108,487	1.75%(h)	1.75%(h)	0.48%	14.86%
(15.93%)	89,874	1.75%(h)	1.75%(h)	0.40%	20.39%

15.38%	527,180	1.25%(h)	1.31%(h)	1.26%	17.39%
(37.37%)	494,873	1.25%(h)	1.28%(h)	0.79%	36.82%
21.29%	476,046	1.21%(h)	1.21%(h)	0.56%	37.26%
11.64%(g)	362,229	1.24%(h)	1.24%(h)	0.50%	26.13%
18.38%(g)	297,466	1.24%(h)	1.24%(h)	1.55%	14.86%
(15.48%)	118,917	1.16%(h)	1.16%(h)	0.89%	20.39%

15.48%	1,459,042	1.10%(h)	1.26%(h)	1.37%	17.39%
(37.26%)	1,606,819	1.10%(h)	1.22%(h)	0.90%	36.82%
21.45%	4,184,781	1.10%(h)	1.14%(h)	0.69%	37.26%
11.86%	3,414,059	1.10%(h)	1.18%(h)	0.59%	26.13%
18.45%	4,420,838	1.10%(h)	1.16%(h)	0.91%	14.86%
(15.38%)	5,511,182	1.10%(h)	1.14%(h)	1.00%	20.39%
2023 Semi-Annual Report	85

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Sustainable Leaders Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions
Class A Shares
Six-Months Ended April 30, 2023*	$9.24	$0.05	$1.38	$ 1.43	$ (0.14)	$ –	$ (0.14)
Year Ended October 31, 2022	18.83	0.04	(5.77)	(5.73)	(0.01)	(3.85)	(3.86)
Year Ended October 31, 2021	15.74	0.02	3.07	3.09	–(i)	–	–(i)
Year Ended October 31, 2020	14.68	–(i)	1.21	1.21	(0.15)	–	(0.15)
Year Ended October 31, 2019	13.28	0.12	1.57	1.69	(0.29)	–	(0.29)
Year Ended October 31, 2018	15.04	0.15	(1.78)	(1.63)	(0.13)	–	(0.13)
Class C Shares
Six-Months Ended April 30, 2023*	8.40	0.01	1.27	1.28	–(i)	–	–(i)
Year Ended October 31, 2022	17.58	(0.04)	(5.29)	(5.33)	–	(3.85)	(3.85)
Year Ended October 31, 2021	14.79	(0.11)	2.90	2.79	–	–	–
Year Ended October 31, 2020	13.76	(0.08)	1.12	1.04	(0.01)	–	(0.01)
Year Ended October 31, 2019	12.44	0.03	1.48	1.51	(0.19)	–	(0.19)
Year Ended October 31, 2018	14.09	0.04	(1.66)	(1.62)	(0.03)	–	(0.03)
Class R Shares
Six-Months Ended April 30, 2023*	8.62	0.03	1.30	1.33	(0.11)	–	(0.11)
Year Ended October 31, 2022	17.87	–	(5.40)	(5.40)	–	(3.85)	(3.85)
Year Ended October 31, 2021	14.98	(0.02)	2.91	2.89	–	–	–
Year Ended October 31, 2020	13.97	(0.03)	1.14	1.11	(0.10)	–	(0.10)
Year Ended October 31, 2019	12.65	0.08	1.50	1.58	(0.26)	–	(0.26)
Year Ended October 31, 2018	14.33	0.10	(1.68)	(1.58)	(0.10)	–	(0.10)
Institutional Service Class Shares
Six-Months Ended April 30, 2023*	9.53	0.07	1.43	1.50	(0.18)	–	(0.18)
Year Ended October 31, 2022	19.25	0.08	(5.93)	(5.85)	(0.02)	(3.85)	(3.87)
Year Ended October 31, 2021	16.08	0.08	3.14	3.22	(0.05)	–	(0.05)
Year Ended October 31, 2020	15.00	0.06	1.22	1.28	(0.20)	–	(0.20)
Year Ended October 31, 2019	13.58	0.17	1.60	1.77	(0.35)	–	(0.35)
Year Ended October 31, 2018	15.37	0.20	(1.80)	(1.60)	(0.19)	–	(0.19)
Institutional Class Shares
Six-Months Ended April 30, 2023*	9.59	0.08	1.44	1.52	(0.17)	–	(0.17)
Year Ended October 31, 2022	19.34	0.09	(5.97)	(5.88)	(0.02)	(3.85)	(3.87)
Year Ended October 31, 2021	16.15	0.09	3.15	3.24	(0.05)	–	(0.05)
Year Ended October 31, 2020	15.06	0.06	1.23	1.29	(0.20)	–	(0.20)
Year Ended October 31, 2019	13.63	0.17	1.61	1.78	(0.35)	–	(0.35)
Year Ended October 31, 2018	15.43	0.21	(1.82)	(1.61)	(0.19)	–	(0.19)

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	Includes interest expense that amounts to 0.01% for Class A and Institutional Class for the six months ended April 30, 2023. Includes interest expense that amounts to less than 0.01%.
(i)	Less than $0.005 per share.
(j)	Includes interest expense that amounts to 0.02% for Class C and Institutional class. Includes interest expense that amounts to 0.01% for Class A, Class R and Institutional Service Class.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
86	2023 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Sustainable Leaders Fund  (concluded)
		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

$ 10.53	15.54%(g)	$ 12,096	1.51%(h)	1.78%(h)	0.90%	14.97%
9.24	(37.00%)	11,345	1.48%(h)	1.63%(h)	0.33%	29.36%
18.83	19.65%	23,898	1.46%(h)	1.46%(h)	0.11%	120.50%
15.74	8.24%	21,418	1.49%(h)	1.49%(h)	0.02%	37.50%
14.68	13.13%	24,719	1.52%(j)	1.52%(j)	0.89%	28.30%
13.28	(10.93%)	24,957	1.38%	1.38%	0.99%	20.75%

9.68	15.27%(g)	136	2.11%(h)	2.54%(h)	0.30%	14.97%
8.40	(37.41%)	206	2.10%(h)	2.36%(h)	(0.35%)	29.36%
17.58	18.86%	1,159	2.11%(h)	2.21%(h)	(0.59%)	120.50%
14.79	7.56%(g)	2,432	2.10%(h)	2.20%(h)	(0.55%)	37.50%
13.76	12.43%(g)	4,330	2.12%(j)	2.24%(j)	0.21%	28.30%
12.44	(11.54%)	8,074	2.10%	2.10%	0.27%	20.75%

9.84	15.49%(g)	2,539	1.72%(h)	1.99%(h)	0.69%	14.97%
8.62	(37.15%)	2,365	1.76%(h)	1.91%(h)	0.02%	29.36%
17.87	19.29%	6,126	1.74%(h)	1.74%(h)	(0.10%)	120.50%
14.98	7.97%	3,244	1.74%(h)	1.74%(h)	(0.22%)	37.50%
13.97	12.80%	3,992	1.79%(j)	1.79%(j)	0.58%	28.30%
12.65	(11.14%)	5,041	1.64%	1.64%	0.74%	20.75%

10.85	15.82%	57,601	1.18%(h)	1.45%(h)	1.23%	14.97%
9.53	(36.80%)	52,901	1.16%(h)	1.31%(h)	0.67%	29.36%
19.25	20.02%	94,132	1.16%(h)	1.16%(h)	0.41%	120.50%
16.08	8.58%(g)	83,121	1.15%(h)	1.15%(h)	0.36%	37.50%
15.00	13.49%(g)	85,934	1.16%(j)	1.16%(j)	1.23%	28.30%
13.58	(10.58%)	84,902	1.06%	1.06%	1.31%	20.75%

10.94	15.87%(g)	7,917	1.11%(h)	1.45%(h)	1.42%	14.97%
9.59	(36.78%)	46,516	1.10%(h)	1.31%(h)	0.70%	29.36%
19.34	20.06%	91,084	1.11%(h)	1.15%(h)	0.45%	120.50%
16.15	8.63%(g)	107,158	1.10%(h)	1.13%(h)	0.41%	37.50%
15.06	13.55%(g)	99,475	1.12%(j)	1.13%(j)	1.21%	28.30%
13.63	(10.56%)	272,152	1.02%	1.02%	1.37%	20.75%
2023 Semi-Annual Report	87

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global Equity Impact Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2023*	$13.07	$(0.04)	$1.88	$ 1.84	$ (0.66)	$ (0.66)	$ 14.25
Year Ended October 31, 2022	18.45	0.39(i)	(5.77)	(5.38)	–(j)	–(j)	13.07
Year Ended October 31, 2021	13.14	–	5.37	5.37	(0.06)	(0.06)	18.45
Year Ended October 31, 2020	11.59	0.05	1.77	1.82	(0.27)	(0.27)	13.14
Year Ended October 31, 2019	10.29	0.18(l)	1.30	1.48	(0.18)	(0.18)	11.59
Year Ended October 31, 2018	11.95	0.08	(1.41)	(1.33)	(0.33)	(0.33)	10.29
Institutional Class Shares
Six-Months Ended April 30, 2023*	13.12	(0.03)	1.90	1.87	(0.71)	(0.71)	14.28
Year Ended October 31, 2022	18.49	0.41(i)	(5.77)	(5.36)	(0.01)	(0.01)	13.12
Year Ended October 31, 2021	13.18	0.04	5.37	5.41	(0.10)	(0.10)	18.49
Year Ended October 31, 2020	11.62	0.08	1.79	1.87	(0.31)	(0.31)	13.18
Year Ended October 31, 2019	10.30	0.21(l)	1.30	1.51	(0.19)	(0.19)	11.62
Year Ended October 31, 2018	11.96	0.10	(1.40)	(1.30)	(0.36)	(0.36)	10.30

*	Unaudited
(a)	Net investment income is based on average shares outstanding during the period.
(b)	Not Annualized for periods less than one year.
(c)	Beginning with the year ended October 31, 2022, income taxes on recovered refunds were included in foreign tax withholding on the Statement of Operations and, as such, are not included within the ratios of expenses to average net assets. Income taxes on recovered refunds for years prior to October 31, 2022 were reflected as expenses on the Statement of Operations and included within the ratios of expenses to average net assets.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Includes interest expense that amounts to 0.01% for Class A and Institutional Class for the six months ended April 30, 2023. Includes interest expense that amounts to less than 0.01%.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.07, (30.98%) and 0.47%, respectively. For Institutional Class Shares, these amounts would have been $0.07, (30.83%) and 0.49%, respectively.
(j)	Less than $0.005 per share.
(k)	Included within Total Return is the effect of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Total Return for Class A Shares would have been 15.82%. For Institutional Class Shares, this amount would have been 16.12%.
(l)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.08, 13.56%, and 0.77%, respectively. For Institutional Class Shares, these amounts would have been $0.11, 13.81%, and 1.03%, respectively.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
88	2023 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global Equity Impact Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets (c)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)(d)(e)(f)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)(e)(f)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (b)(g)

14.29%(h)	$ 30,041	1.24%	1.24%	1.68%	(0.55%)	17.17%
(29.14%)(h)(i)	26,986	1.17%	1.17%	1.72%	2.59%(i)	36.90%
40.95%	43,059	1.38%	1.38%	1.73%	0.02%	17.40%
15.93%(k)	32,180	1.41%	1.41%	1.92%	0.40%	32.11%
14.76%(l)	34,933	1.53%	2.21%	2.47%	1.69%(l)	125.21%
(11.48%)	35,964	1.77%	2.44%	2.44%	0.72%	19.00%

14.45%(h)	20,545	0.98%	0.98%	1.43%	(0.36%)	17.17%
(28.99%)(h)(i)	19,384	0.92%	0.92%	1.44%	2.71%(i)	36.90%
41.23%	32,312	1.13%	1.13%	1.45%	0.24%	17.40%
16.30%(k)	27,839	1.16%	1.16%	1.61%	0.65%	32.11%
14.99%(l)	27,937	1.28%	1.97%	2.20%	1.95%(l)	125.21%
(11.23%)	28,477	1.52%	2.22%	2.23%	0.89%	19.00%
2023 Semi-Annual Report	89

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global Infrastructure Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Redemption Fees
Class A Shares
Six-Months Ended April 30, 2023*	$20.62	$0.22	$2.70	$ 2.92	$ (0.24)	$ (0.39)	$ –	$ (0.63)	$ –
Year Ended October 31, 2022	24.18	0.41	(3.00)	(2.59)	(0.71)	(0.26)	–	(0.97)	–
Year Ended October 31, 2021	19.03	0.45	5.41	5.86	(0.71)	–	–	(0.71)	–
Year Ended October 31, 2020	21.93	0.53	(2.59)	(2.06)	(0.56)	(0.14)	(0.14)	(0.84)	–
Year Ended October 31, 2019	18.82	0.30	3.48	3.78	(0.64)	(0.03)	–	(0.67)	–
Year Ended October 31, 2018	20.65	0.46	(1.54)	(1.08)	(0.71)	(0.04)	–	(0.75)	–(g)
Institutional Class Shares
Six-Months Ended April 30, 2023*	20.66	0.25	2.71	2.96	(0.26)	(0.39)	–	(0.65)	–
Year Ended October 31, 2022	24.22	0.47	(3.01)	(2.54)	(0.76)	(0.26)	–	(1.02)	–
Year Ended October 31, 2021	19.05	0.52	5.41	5.93	(0.76)	–	–	(0.76)	–
Year Ended October 31, 2020	21.97	0.58	(2.60)	(2.02)	(0.62)	(0.14)	(0.14)	(0.90)	–
Year Ended October 31, 2019	18.85	0.34	3.50	3.84	(0.69)	(0.03)	–	(0.72)	–
Year Ended October 31, 2018	20.68	0.54	(1.57)	(1.03)	(0.76)	(0.04)	–	(0.80)	–(g)

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Less than $0.005 per share.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
90	2023 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global Infrastructure Fund  (concluded)
		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

$ 22.91	14.43%	$ 12,056	1.24%	1.54%	2.05%	8.17%
20.62	(11.04%)	11,350	1.24%	1.58%	1.81%	23.33%
24.18	31.09%	13,227	1.24%	1.63%	1.95%	30.75%
19.03	(9.49%)	9,206	1.33%	1.55%	2.61%	23.76%
21.93	20.41%	12,776	1.45%	1.59%	1.46%	31.62%
18.82	(5.39%)	12,310	1.45%	1.58%	2.29%	48.54%

22.97	14.61%(h)	38,643	0.99%	1.30%	2.30%	8.17%
20.66	(10.82%)(h)	35,645	0.99%	1.33%	2.05%	23.33%
24.22	31.43%	45,076	0.99%	1.38%	2.25%	30.75%
19.05	(9.30%)	32,640	1.08%	1.27%	2.90%	23.76%
21.97	20.73%	87,441	1.20%	1.31%	1.68%	31.62%
18.85	(5.13%)	95,025	1.20%	1.32%	2.70%	48.54%
2023 Semi-Annual Report	91

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn International Small Cap Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2023*	$23.78	$0.02	$3.62	$ 3.64	$ (0.40)	$ –	$ (0.40)	$ 27.02
Year Ended October 31, 2022	42.73	0.28	(16.37)	(16.09)	–	(2.86)	(2.86)	23.78
Year Ended October 31, 2021	30.18	(0.20)	12.75	12.55	–	–	–	42.73
Year Ended October 31, 2020	28.11	(0.09)	3.63	3.54	(0.34)	(1.13)	(1.47)	30.18
Year Ended October 31, 2019	29.23	0.23	3.03	3.26	(0.65)	(3.73)	(4.38)	28.11
Year Ended October 31, 2018	31.35	0.47	(1.56)	(1.09)	(0.17)	(0.86)	(1.03)	29.23
Class C Shares
Six-Months Ended April 30, 2023*	20.94	(0.06)	3.20	3.14	(0.21)	–	(0.21)	23.87
Year Ended October 31, 2022	38.21	0.09	(14.50)	(14.41)	–	(2.86)	(2.86)	20.94
Year Ended October 31, 2021	27.16	(0.39)	11.44	11.05	–	–	–	38.21
Year Ended October 31, 2020	25.43	(0.25)	3.27	3.02	(0.16)	(1.13)	(1.29)	27.16
Year Ended October 31, 2019	26.73	(0.04)	2.84	2.80	(0.37)	(3.73)	(4.10)	25.43
Year Ended October 31, 2018	28.78	0.20	(1.39)	(1.19)	–	(0.86)	(0.86)	26.73
Class R Shares
Six-Months Ended April 30, 2023*	22.06	(0.01)	3.35	3.34	(0.37)	–	(0.37)	25.03
Year Ended October 31, 2022	39.97	0.21	(15.26)	(15.05)	–	(2.86)	(2.86)	22.06
Year Ended October 31, 2021	28.31	(0.28)	11.94	11.66	–	–	–	39.97
Year Ended October 31, 2020	26.46	(0.15)	3.40	3.25	(0.27)	(1.13)	(1.40)	28.31
Year Ended October 31, 2019	27.74	0.12	2.88	3.00	(0.55)	(3.73)	(4.28)	26.46
Year Ended October 31, 2018	29.82	0.30	(1.43)	(1.13)	(0.09)	(0.86)	(0.95)	27.74
Institutional Class Shares
Six-Months Ended April 30, 2023*	24.12	0.06	3.67	3.73	(0.48)	–	(0.48)	27.37
Year Ended October 31, 2022	43.15	0.44	(16.61)	(16.17)	–	(2.86)	(2.86)	24.12
Year Ended October 31, 2021	30.37	(0.06)	12.84	12.78	–	–	–	43.15
Year Ended October 31, 2020	28.25	0.01	3.65	3.66	(0.41)	(1.13)	(1.54)	30.37
Year Ended October 31, 2019	29.33	0.27	3.11	3.38	(0.73)	(3.73)	(4.46)	28.25
Year Ended October 31, 2018	31.43	0.58	(1.57)	(0.99)	(0.25)	(0.86)	(1.11)	29.33

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
92	2023 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn International Small Cap Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

15.42%	$ 60,233	1.34%(g)	1.50%(g)	0.12%	12.83%
(40.18%)(h)	58,262	1.35%(g)	1.43%(g)	0.91%	46.90%
41.58%(h)	112,408	1.34%(g)	1.42%(g)	(0.54%)	42.63%
13.02%	90,560	1.40%	1.61%	(0.33%)	29.65%
13.93%	75,754	1.49%(g)	1.82%(g)	0.86%	35.37%
(3.68%)	49,391	1.53%(g)	1.88%(g)	1.48%	18.07%

15.03%	397	1.99%(g)	2.34%(g)	(0.50%)	12.83%
(40.56%)(h)	349	1.99%(g)	2.23%(g)	0.35%	46.90%
40.68%(h)	561	1.99%(g)	2.18%(g)	(1.15%)	42.63%
12.27%	554	2.05%	2.38%	(1.02%)	29.65%
13.21%	829	2.15%(g)	2.59%(g)	(0.17%)	35.37%
(4.31%)	565	2.22%(g)	2.65%(g)	0.69%	18.07%

15.25%	2,124	1.60%(g)	1.76%(g)	(0.10%)	12.83%
(40.36%)	1,913	1.64%(g)	1.72%(g)	0.76%	46.90%
41.19%	2,535	1.62%(g)	1.70%(g)	(0.80%)	42.63%
12.68%	1,649	1.69%	1.90%	(0.61%)	29.65%
13.62%	1,945	1.80%(g)	2.13%(g)	0.47%	35.37%
(3.98%)	2,309	1.84%(g)	2.19%(g)	1.02%	18.07%

15.61%(h)	112,294	0.99%(g)	1.25%(g)	0.45%	12.83%
(39.96%)(h)	117,960	0.99%(g)	1.18%(g)	1.44%	46.90%
42.08%(h)	191,244	0.99%(g)	1.15%(g)	(0.15%)	42.63%
13.41%	46,330	1.04%	1.35%	0.03%	29.65%
14.39%	35,248	1.15%(g)	1.57%(g)	1.01%	35.37%
(3.34%)	12,418	1.20%(g)	1.61%(g)	1.84%	18.07%
2023 Semi-Annual Report	93

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn International Sustainable Leaders Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2023*	$22.17	$(0.03)	$4.96	$ 4.93	$ (1.77)	$ –	$ (1.77)	$ 25.33
Year Ended October 31, 2022	34.93	0.34(h)	(13.10)	(12.76)	–	–	–	22.17
Year Ended October 31, 2021	26.19	(0.12)	9.05	8.93	(0.19)	–	(0.19)	34.93
Year Ended October 31, 2020	26.95	0.17	0.29	0.46	(1.22)	–	(1.22)	26.19
Year Ended October 31, 2019	23.64	0.81(k)	2.70	3.51	(0.20)	–	(0.20)	26.95
Year Ended October 31, 2018	28.01	0.01	(3.20)	(3.19)	(1.15)	(0.03)	(1.18)	23.64
Institutional Class Shares
Six-Months Ended April 30, 2023*	22.88	(0.02)	5.14	5.12	(1.87)	–	(1.87)	26.13
Year Ended October 31, 2022	35.96	0.42(h)	(13.50)	(13.08)	–	–	–	22.88
Year Ended October 31, 2021	26.98	(0.04)	9.32	9.28	(0.30)	–	(0.30)	35.96
Year Ended October 31, 2020	27.74	0.24	0.30	0.54	(1.30)	–	(1.30)	26.98
Year Ended October 31, 2019	24.27	0.91(k)	2.77	3.68	(0.21)	–	(0.21)	27.74
Year Ended October 31, 2018	28.73	0.09	(3.30)	(3.21)	(1.22)	(0.03)	(1.25)	24.27

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Not Annualized for periods less than one year.
(c)	Beginning with the year ended October 31, 2022, income taxes on recovered refunds were included in foreign tax withholding on the Statement of Operations and, as such, are not included within the ratios of expenses to average net assets. Income taxes on recovered refunds for years prior to October 31, 2022 were reflected as expenses on the Statement of Operations and included within the ratios of expenses to average net assets.
(d)	Annualized for periods less than one year.
(e)	Includes interest expense that amounts to 0.01% for Class A and Institutional Class for the six months ended April 30, 2023. Includes interest expense that amounts to less than 0.01%.
(f)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.07, (37.36%), and 0.24%, respectively. For Institutional Class Shares, these amounts would have been $0.08, (37.18%), and 0.29%, respectively.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(j)	Included within Total Return is the effect of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Total Return for Class A Shares would have been (0.38%). For Institutional Class Shares, this amount would have been (0.11%).
(k)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.28, 12.13%, and 1.13%, respectively. For Institutional Class Shares, these amounts would have been $0.37, 12.41%, and 1.42%, respectively.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
94	2023 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn International Sustainable Leaders Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets (c)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)(d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)(e)(f)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (b)(g)

23.16%	$ 77,842	1.21%	1.21%	1.56%	(0.27%)	13.79%
(36.53%)(h)(i)	68,067	1.18%	1.18%	1.60%	1.26%(h)	38.19%
34.20%	120,080	1.38%	1.38%	1.62%	(0.36%)	113.67%
1.63%(j)	100,780	1.38%	1.38%	1.71%	0.67%	34.20%
15.02%(k)	120,472	1.44%	2.99%	3.06%	3.24%(k)	131.52%
(11.93%)	126,383	1.54%	2.50%	2.50%	0.05%	19.46%

23.28%(i)	9,327	0.95%	0.95%	1.28%	(0.13%)	13.79%
(36.37%)(h)(i)	13,946	0.93%	0.93%	1.27%	1.50%(h)	38.19%
34.56%	25,253	1.13%	1.13%	1.31%	(0.11%)	113.67%
1.86%(j)	20,047	1.13%	1.13%	1.33%	0.90%	34.20%
15.34%(k)	27,390	1.18%	2.77%	2.82%	3.53%(k)	131.52%
(11.71%)	26,633	1.30%	2.22%	2.23%	0.33%	19.46%
2023 Semi-Annual Report	95

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Realty Income & Growth Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2023*	$10.84	$0.19	$0.28	$ 0.47	$ (0.11)	$ (0.67)	$ (0.78)	$ –	$ 10.53
Year Ended October 31, 2022	15.68	0.15	(2.72)	(2.57)	(0.31)	(1.96)	(2.27)	–	10.84
Year Ended October 31, 2021	12.40	0.11	4.84	4.95	(0.13)	(1.54)	(1.67)	–	15.68
Year Ended October 31, 2020	17.98	0.25	(3.17)	(2.92)	(0.60)	(2.06)	(2.66)	–	12.40
Year Ended October 31, 2019	21.38	0.32	3.28	3.60	(0.52)	(6.48)	(7.00)	–	17.98
Year Ended October 31, 2018	22.93	0.47	(0.74)	(0.27)	(0.69)	(0.59)	(1.28)	–(h)	21.38
Institutional Class Shares
Six-Months Ended April 30, 2023*	10.89	0.21	0.27	0.48	(0.12)	(0.67)	(0.79)	–	10.58
Year Ended October 31, 2022	15.74	0.20	(2.75)	(2.55)	(0.34)	(1.96)	(2.30)	–	10.89
Year Ended October 31, 2021	12.44	0.14	4.86	5.00	(0.16)	(1.54)	(1.70)	–	15.74
Year Ended October 31, 2020	18.02	0.28	(3.16)	(2.88)	(0.64)	(2.06)	(2.70)	–	12.44
Year Ended October 31, 2019	21.41	0.36	3.29	3.65	(0.56)	(6.48)	(7.04)	–	18.02
Year Ended October 31, 2018	22.97	0.54	(0.76)	(0.22)	(0.75)	(0.59)	(1.34)	–(h)	21.41

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01% for Class A and Institutional Class for the six months ended April 30, 2023. Includes interest expense that amounts to less than 0.01%, 0.01%, 0.05%, 0.03%, and 0.10% for Class A and Institutional Class for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019, and October 31, 2018, respectively.
(h)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
96	2023 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Realty Income & Growth Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

4.69%	$ 350	1.25%(g)	1.69%(g)	3.64%	10.29%
(19.45%)	397	1.25%(g)	1.67%(g)	1.13%	23.36%
44.07%	1,090	1.26%(g)	1.72%(g)	0.80%	32.52%
(18.12%)	1,971	1.30%(g)	1.71%(g)	1.84%	22.61%
25.65%	2,341	1.28%(g)	1.71%(g)	1.83%	20.70%
(1.35%)	1,751	1.34%(g)	1.71%(g)	2.16%	42.71%

4.73%	40,261	1.00%(g)	1.40%(g)	3.88%	10.29%
(19.24%)	41,592	1.00%(g)	1.42%(g)	1.53%	23.36%
44.41%	56,593	1.01%(g)	1.47%(g)	1.01%	32.52%
(17.85%)	46,235	1.05%(g)	1.48%(g)	2.05%	22.61%
25.97%	75,232	1.03%(g)	1.39%(g)	2.10%	20.70%
(1.15%)	83,573	1.10%(g)	1.45%(g)	2.46%	42.71%
2023 Semi-Annual Report	97

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Small Cap Equity Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2023*	$30.19	$(0.06)	$0.89	$ 0.83	$ –	$ (1.69)	$ (1.69)	$ 29.33
Year Ended October 31, 2022	49.57	(0.25)	(9.33)	(9.58)	–	(9.80)	(9.80)	30.19
Year Ended October 31, 2021	33.55	(0.24)	18.64	18.40	–	(2.38)	(2.38)	49.57
Year Ended October 31, 2020	33.19	(0.20)	3.08	2.88	–	(2.52)	(2.52)	33.55
Year Ended October 31, 2019	35.39	(0.10)	1.78	1.68	–(h)	(3.88)	(3.88)	33.19
Year Ended October 31, 2018	35.61	(0.08)	(0.14)	(0.22)	–	–	–	35.39
Class C Shares
Six-Months Ended April 30, 2023*	22.59	(0.11)	0.65	0.54	–	(1.69)	(1.69)	21.44
Year Ended October 31, 2022	39.79	(0.36)	(7.04)	(7.40)	–	(9.80)	(9.80)	22.59
Year Ended October 31, 2021	27.48	(0.42)	15.11	14.69	–	(2.38)	(2.38)	39.79
Year Ended October 31, 2020	27.79	(0.33)	2.54	2.21	–	(2.52)	(2.52)	27.48
Year Ended October 31, 2019	30.53	(0.27)	1.41	1.14	–	(3.88)	(3.88)	27.79
Year Ended October 31, 2018	30.94	(0.30)	(0.11)	(0.41)	–	–	–	30.53
Class R Shares
Six-Months Ended April 30, 2023*	25.92	(0.09)	0.76	0.67	–	(1.69)	(1.69)	24.90
Year Ended October 31, 2022	44.07	(0.31)	(8.04)	(8.35)	–	(9.80)	(9.80)	25.92
Year Ended October 31, 2021	30.12	(0.32)	16.65	16.33	–	(2.38)	(2.38)	44.07
Year Ended October 31, 2020	30.14	(0.27)	2.77	2.50	–	(2.52)	(2.52)	30.12
Year Ended October 31, 2019	32.64	(0.19)	1.57	1.38	–	(3.88)	(3.88)	30.14
Year Ended October 31, 2018	32.97	(0.18)	(0.15)	(0.33)	–	–	–	32.64
Institutional Service Class Shares
Six-Months Ended April 30, 2023*	33.38	(0.02)	1.00	0.98	–	(1.69)	(1.69)	32.67
Year Ended October 31, 2022	53.65	(0.19)	(10.28)	(10.47)	–	(9.80)	(9.80)	33.38
Year Ended October 31, 2021	36.06	(0.15)	20.12	19.97	–	(2.38)	(2.38)	53.65
Year Ended October 31, 2020	35.41	(0.12)	3.29	3.17	–	(2.52)	(2.52)	36.06
Year Ended October 31, 2019	37.39	(0.01)	1.93	1.92	(0.02)	(3.88)	(3.90)	35.41
Year Ended October 31, 2018	37.51	0.01	(0.13)	(0.12)	–	–	–	37.39
Institutional Class Shares
Six-Months Ended April 30, 2023*	33.50	(0.01)	1.01	1.00	–	(1.69)	(1.69)	32.81
Year Ended October 31, 2022	53.75	(0.15)	(10.30)	(10.45)	–	(9.80)	(9.80)	33.50
Year Ended October 31, 2021	36.09	(0.10)	20.14	20.04	–	(2.38)	(2.38)	53.75
Year Ended October 31, 2020	35.40	(0.09)	3.30	3.21	–	(2.52)	(2.52)	36.09
Year Ended October 31, 2019	37.37	0.01	1.92	1.93	(0.02)	(3.88)	(3.90)	35.40
Year Ended October 31, 2018	37.49	0.02	(0.14)	(0.12)	–	–	–	37.37

*	Unaudited
(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to 0.01% for Class A and Institutional Class for the six months ended April 30, 2023. Includes interest expense that amounts to less than 0.01%.
(h)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
98	2023 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Small Cap Equity Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

2.96%	$ 103,644	1.39%(g)	1.42%(g)	(0.44%)	10.89%
(23.82%)	108,078	1.35%(g)	1.35%(g)	(0.74%)	59.08%
56.92%	172,963	1.35%	1.35%	(0.56%)	78.38%
8.97%	124,673	1.40%(g)	1.40%(g)	(0.62%)	60.67%
7.15%	159,391	1.41%(g)	1.41%(g)	(0.33%)	55.00%
(0.62%)	224,804	1.35%(g)	1.35%(g)	(0.23%)	38.28%

2.66%	21,263	1.99%(g)	2.14%(g)	(1.04%)	10.89%
(24.30%)	25,068	1.99%(g)	2.06%(g)	(1.38%)	59.08%
55.93%	44,295	1.99%	2.06%	(1.20%)	78.38%
8.25%	36,621	2.05%(g)	2.10%(g)	(1.26%)	60.67%
6.41%	48,382	2.10%(g)	2.10%(g)	(0.99%)	55.00%
(1.33%)	75,913	2.06%(g)	2.06%(g)	(0.95%)	38.28%

2.83%	3,215	1.66%(g)	1.69%(g)	(0.71%)	10.89%
(24.04%)	3,286	1.65%(g)	1.65%(g)	(1.03%)	59.08%
56.50%	5,408	1.63%	1.63%	(0.84%)	78.38%
8.59%	3,554	1.75%(g)	1.75%(g)	(0.96%)	60.67%
6.78%	5,272	1.75%(g)	1.75%(g)	(0.65%)	55.00%
(1.00%)	8,430	1.72%(g)	1.72%(g)	(0.55%)	38.28%

3.13%	33,161	1.08%(g)	1.11%(g)	(0.14%)	10.89%
(23.64%)	31,893	1.11%(g)	1.11%(g)	(0.50%)	59.08%
57.33%	41,568	1.11%	1.11%	(0.31%)	78.38%
9.24%	31,548	1.13%(g)	1.13%(g)	(0.35%)	60.67%
7.44%	40,476	1.12%(g)	1.12%(g)	(0.04%)	55.00%
(0.32%)	50,163	1.08%(g)	1.08%(g)	0.03%	38.28%

3.19%	423,202	0.99%(g)	1.13%(g)	(0.04%)	10.89%
(23.54%)	559,518	0.99%(g)	1.07%(g)	(0.38%)	59.08%
57.48%	931,614	0.99%	1.06%	(0.21%)	78.38%
9.37%	536,973	1.04%(g)	1.10%(g)	(0.27%)	60.67%
7.48%	607,103	1.11%(g)	1.11%(g)	0.03%	55.00%
(0.32%)	1,263,907	1.07%(g)	1.07%(g)	0.04%	38.28%
2023 Semi-Annual Report	99

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Sustainable Leaders Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2023*	$9.38	$0.01	$0.66	$ 0.67	$ –	$ (0.04)	$ (0.04)	$ 10.01
Year Ended October 31, 2022	17.32	(0.05)	(3.52)	(3.57)	–	(4.37)	(4.37)	9.38
Year Ended October 31, 2021	13.79	(0.05)	5.31	5.26	–	(1.73)	(1.73)	17.32
Year Ended October 31, 2020	12.95	(0.03)	2.17	2.14	(0.01)	(1.29)	(1.30)	13.79
Year Ended October 31, 2019	12.53	0.01	1.79	1.80	(0.02)	(1.36)	(1.38)	12.95
Year Ended October 31, 2018	13.05	0.02	0.83	0.85	(0.04)	(1.33)	(1.37)	12.53
Class C Shares
Six-Months Ended April 30, 2023*	6.76	(0.01)	0.46	0.45	–	(0.04)	(0.04)	7.17
Year Ended October 31, 2022	13.77	(0.09)	(2.55)	(2.64)	–	(4.37)	(4.37)	6.76
Year Ended October 31, 2021	11.36	(0.12)	4.26	4.14	–	(1.73)	(1.73)	13.77
Year Ended October 31, 2020	10.94	(0.10)	1.81	1.71	–	(1.29)	(1.29)	11.36
Year Ended October 31, 2019	10.87	(0.06)	1.49	1.43	–	(1.36)	(1.36)	10.94
Year Ended October 31, 2018	11.53	(0.06)	0.73	0.67	–	(1.33)	(1.33)	10.87
Institutional Service Class Shares
Six-Months Ended April 30, 2023*	10.56	0.03	0.73	0.76	–	(0.04)	(0.04)	11.28
Year Ended October 31, 2022	18.91	(0.03)	(3.95)	(3.98)	–	(4.37)	(4.37)	10.56
Year Ended October 31, 2021	14.89	(0.02)	5.77	5.75	–	(1.73)	(1.73)	18.91
Year Ended October 31, 2020	13.88	(–)(h)	2.34	2.34	(0.04)	(1.29)	(1.33)	14.89
Year Ended October 31, 2019	13.33	0.04	1.92	1.96	(0.05)	(1.36)	(1.41)	13.88
Year Ended October 31, 2018	13.79	0.05	0.88	0.93	(0.06)	(1.33)	(1.39)	13.33
Institutional Class Shares
Six-Months Ended April 30, 2023*	10.65	0.03	0.74	0.77	–	(0.04)	(0.04)	11.38
Year Ended October 31, 2022	19.03	(0.02)	(3.99)	(4.01)	–	(4.37)	(4.37)	10.65
Year Ended October 31, 2021	14.96	(0.01)	5.81	5.80	–	(1.73)	(1.73)	19.03
Year Ended October 31, 2020	13.93	0.01	2.35	2.36	(0.04)	(1.29)	(1.33)	14.96
Year Ended October 31, 2019	13.37	0.04	1.93	1.97	(0.05)	(1.36)	(1.41)	13.93
Year Ended October 31, 2018	13.82	0.06	0.89	0.95	(0.07)	(1.33)	(1.40)	13.37

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to 0.01% for Class A and Institutional Class for the six months ended April 30, 2023. Includes interest expense that amounts to less than 0.01%.
(h)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
100	2023 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Sustainable Leaders Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

7.18%	$ 225,614	1.19%	1.28%	0.26%	2.39%
(27.49%)	222,190	1.19%(g)	1.24%(g)	(0.43%)	44.12%
41.35%	345,638	1.19%	1.23%	(0.33%)	111.07%
17.50%	264,977	1.19%	1.26%	(0.24%)	49.68%
17.60%	247,926	1.19%	1.27%	0.06%	47.13%
6.63%	233,717	1.19%(g)	1.25%(g)	0.14%	38.68%

6.70%	285	1.90%	2.09%	(0.32%)	2.39%
(27.96%)	229	1.90%(g)	2.08%(g)	(1.14%)	44.12%
40.20%	329	1.90%	2.07%	(1.01%)	111.07%
16.71%	1,143	1.90%	2.08%	(0.94%)	49.68%
16.75%	1,428	1.90%	2.11%	(0.58%)	47.13%
5.88%	2,963	1.90%(g)	2.07%(g)	(0.56%)	38.68%

7.23%	109,324	0.96%	1.05%	0.49%	2.39%
(27.32%)	106,068	0.97%(g)	1.02%(g)	(0.20%)	44.12%
41.61%	158,581	0.97%	1.01%	(0.11%)	111.07%
17.79%	121,611	0.97%	1.04%	(0.01%)	49.68%
17.84%	113,600	0.97%	1.05%	0.29%	47.13%
6.90%	106,337	0.97%(g)	1.03%(g)	0.36%	38.68%

7.26%	8,014	0.90%	1.05%	0.54%	2.39%
(27.29%)	8,644	0.90%(g)	1.01%(g)	(0.14%)	44.12%
41.77%	14,953	0.90%	1.00%	(0.05%)	111.07%
17.89%	10,982	0.90%	1.01%	0.05%	49.68%
17.90%	8,839	0.90%	1.03%	0.34%	47.13%
6.99%	6,801	0.90%(g)	1.01%(g)	0.43%	38.68%
2023 Semi-Annual Report	101

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Sustainable Leaders Smaller Companies Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2023*	$6.29	$–	$(0.13)	$ (0.13)	$ –	$ –	$ –	$ 6.16
Year Ended October 31, 2022	11.09	(0.04)	(2.09)	(2.13)	–	(2.67)	(2.67)	6.29
Year Ended October 31, 2021	8.08	(0.04)	4.06	4.02	–	(1.01)	(1.01)	11.09
Year Ended October 31, 2020	7.59	(0.01)	0.96	0.95	–(j)	(0.46)	(0.46)	8.08
Year Ended October 31, 2019	6.85	0.01	1.09	1.10	–	(0.36)	(0.36)	7.59
Year Ended October 31, 2018	8.52	0.02	0.62	0.64	–	(2.31)	(2.31)	6.85
Class R Shares
Six-Months Ended April 30, 2023*	5.38	(0.01)	(0.11)	(0.12)	–	–	–	5.26
Year Ended October 31, 2022	9.54	(0.06)	(1.78)	(1.84)	–	(2.32)	(2.32)	5.38
Year Ended October 31, 2021	7.09	(0.06)	3.52	3.46	–	(1.01)	(1.01)	9.54
Year Ended October 31, 2020	6.73	(0.03)	0.85	0.82	–	(0.46)	(0.46)	7.09
Year Ended October 31, 2019	6.13	(0.01)	0.97	0.96	–	(0.36)	(0.36)	6.73
Year Ended October 31, 2018	7.88	–(j)	0.56	0.56	–	(2.31)	(2.31)	6.13
Institutional Service Class Shares
Six-Months Ended April 30, 2023*	6.64	0.01	(0.15)	(0.14)	–	–	–	6.50
Year Ended October 31, 2022	11.68	(0.04)	(2.18)	(2.22)	–	(2.82)	(2.82)	6.64
Year Ended October 31, 2021	8.45	(0.03)	4.27	4.24	–	(1.01)	(1.01)	11.68
Year Ended October 31, 2020	7.92	–(j)	1.00	1.00	(0.01)	(0.46)	(0.47)	8.45
Year Ended October 31, 2019	7.11	0.03	1.14	1.17	–	(0.36)	(0.36)	7.92
Year Ended October 31, 2018	8.75	0.04	0.63	0.67	–	(2.31)	(2.31)	7.11
Institutional Class Shares
Six-Months Ended April 30, 2023*	6.97	0.01	(0.14)	(0.13)	–	–	–	6.84
Year Ended October 31, 2022	12.21	(0.02)	(2.31)	(2.33)	–	(2.91)	(2.91)	6.97
Year Ended October 31, 2021	8.78	(0.01)	4.45	4.44	–	(1.01)	(1.01)	12.21
Year Ended October 31, 2020	8.20	0.01	1.04	1.05	(0.01)	(0.46)	(0.47)	8.78
Year Ended October 31, 2019	7.34	0.04	1.18	1.22	–	(0.36)	(0.36)	8.20
Year Ended October 31, 2018	8.95	0.05	0.65	0.70	–	(2.31)	(2.31)	7.34

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Dividend expense ratio includes broker related expenses for securities sold short.
(g)	Indicates the dividend expense charged for the period to average net assets.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(i)	Includes interest expense that amounts to less than 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the six months ended April 30, 2023. Includes interest expense that amounts to less than 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the years ended October 31, 2021, October 31, 2020 and October 31, 2018.
(j)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
102	2023 Semi-Annual Report

Financial Highlights  (concluded)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Sustainable Leaders Smaller Companies Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Dividend Expense (f)(g)	Portfolio Turnover (c)(h)

(2.07%)	$ 7,584	1.24%(i)	2.28%(i)	0.02%	–	1.92%
(25.40%)	8,220	1.24%	2.34%	(0.59%)	–	55.89%
53.27%	10,032	1.22%(i)	2.42%(i)	(0.45%)	–	157.35%
12.88%	7,618	1.24%(i)	2.13%(i)	(0.17%)	–	45.98%
17.62%	8,481	1.25%	2.09%	0.20%	–	54.04%
8.32%	7,466	1.32%(i)	2.03%(i)	0.34%	0.04%	112.97%

(2.23%)	2,260	1.54%(i)	2.58%(i)	(0.28%)	–	1.92%
(25.57%)	2,286	1.56%	2.67%	(0.91%)	–	55.89%
52.76%	3,071	1.55%(i)	2.75%(i)	(0.78%)	–	157.35%
12.54%	1,952	1.43%(i)	2.32%(i)	(0.37%)	–	45.98%
17.39%	1,924	1.55%	2.39%	(0.09%)	–	54.04%
7.89%	1,895	1.69%(i)	2.40%(i)	(0.04%)	0.04%	112.97%

(2.11%)	232	1.05%(i)	2.09%(i)	0.22%	–	1.92%
(25.16%)	276	1.05%	2.16%	(0.47%)	–	55.89%
53.56%	159	1.05%(i)	2.25%(i)	(0.33%)	–	157.35%
12.96%	340	1.04%(i)	1.93%(i)	0.02%	–	45.98%
17.96%	480	1.05%	1.89%	0.45%	–	54.04%
8.50%	679	1.07%(i)	1.79%(i)	0.55%	0.04%	112.97%

(1.87%)	3,558	0.90%(i)	2.09%(i)	0.38%	–	1.92%
(25.17%)	5,182	0.90%	2.15%	(0.25%)	–	55.89%
53.85%	5,531	0.90%(i)	2.24%(i)	(0.12%)	–	157.35%
13.14%	3,451	0.90%(i)	1.94%(i)	0.17%	–	45.98%
18.10%	4,580	0.90%	1.89%	0.58%	–	54.04%
8.69%	5,583	0.98%(i)	1.83%(i)	0.63%	0.06%	112.97%

2023 Semi-Annual Report	103

Notes to  Financial Statements (unaudited)
April 30, 2023

1.  Organization
abrdn Funds (the "Trust"), formerly Aberdeen Funds, was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of April 30, 2023, the Trust had authorized an unlimited number of shares of beneficial interest ("shares") without par value. As of April 30, 2023, the Trust operated nineteen (19) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the fourteen (14) funds listed below (each a "Fund"; collectively, the "Funds"):
•	abrdn China A Share Equity Fund ("China A Share Equity Fund")
•	abrdn Dynamic Dividend Fund (“Dynamic Dividend Fund”)
•	abrdn EM SMA Completion Fund* ("EM SMA Completion Fund")
•	abrdn Emerging Markets ex-China Fund (“Emerging Markets ex-China Fund”)
•	abrdn Emerging Markets Fund (“Emerging Markets Fund”)
•	abrdn Emerging Markets Sustainable Leaders Fund (“Emerging Markets Sustainable Leaders Fund”)
•	abrdn Global Equity Impact Fund (“Global Equity Impact Fund”)
•	abrdn Global Infrastructure Fund (“Global Infrastructure Fund”)
•	abrdn International Small Cap Fund (formerly, (“International Small Cap Fund”)
•	abrdn International Sustainable Leaders Fund (“International Sustainable Leaders Fund”)
•	abrdn Realty Income & Growth Fund (“Realty Income & Growth Fund”)
•	abrdn U.S. Small Cap Equity Fund (“U.S. Small Cap Equity Fund”)
•	abrdn U.S. Sustainable Leaders Fund (“U.S. Sustainable Leaders Fund”)
•	abrdn U.S. Sustainable Leaders Smaller Companies Fund (“U.S. Sustainable Leaders Smaller Companies Fund”)
*Not available to the General Public. Shares of the Fund may be purchased only by or on behalf of separately managed account clients where the Fund's Adviser or an affiliate of the Adviser has an agreement with the managed account program sponsor (the"Program Sponsor"), or directly with the client, to provide management or advisory services to the managed account or to the Program Sponsor for its use in managing such account. The Fund is a "completion fund," meaning that it is intended to be used as part of a broader investment program by certain separately managed account clients.
2.  Summary of Significant Accounting Policies
The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.
a.	Security Valuation:
The Funds value their securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Funds' Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the "Board") designated abrdn Inc. ("abrdn" or the "Adviser") as the valuation designee ("Valuation Designee") for the Funds to perform the fair value determinations relating to Fund investments for which market quotations are not readily available.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets
104	2023 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Long-term debt and other fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser as Valuation Designee generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Registered investment companies are valued at their NAV as reported by such company. Generally, these investment types are categorized as Level 1 investments.
Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances the Valuation Time is as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Adviser may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
•	Level 1 - quoted prices in active markets for identical investments;
•	Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3 - significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).
2023 Semi-Annual Report	105

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
The following is a summary of the inputs used as of April 30, 2023 in valuing the Funds' investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Statements of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
China A Share Equity Fund
Assets
Investments in Securities
Common Stocks	$–	$37,461,994	$–	$37,461,994
Exchange-Traded Funds	799,845	–	–	799,845
Short-Term Investment	1,254,482	–	–	1,254,482
Total Investments	$2,054,327	$37,461,994	$–	$39,516,321
Total Assets	$2,054,327	$37,461,994	$–	$39,516,321
Dynamic Dividend Fund
Assets
Investments in Securities
Common Stocks	$69,611,208	$37,170,079	$–	$106,781,287
Preferred Stocks	–	1,337,756	–	1,337,756
Short-Term Investment	456,940	–	–	456,940
Total Investments	$70,068,148	$38,507,835	$–	$108,575,983
Total Assets	$70,068,148	$38,507,835	$–	$108,575,983
Liabilities
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$(25,115)	$–	$(25,115)
Total Liabilities	$–	$(25,115)	$–	$(25,115)
EM SMA Completion Fund
Assets
Investments in Securities
Common Stocks	$56,849	$159,899	$–	$216,748
Preferred Stocks	–	43,812	–	43,812
Short-Term Investment	13,544	–	–	13,544
Total Investments	$70,393	$203,711	$–	$274,104
Total Assets	$70,393	$203,711	$–	$274,104
106	2023 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Emerging Markets ex-China Fund
Assets
Investments in Securities
Common Stocks	$6,699,461	$22,561,562	$–	$29,261,023
Preferred Stocks	303,906	25,710	–	329,616
Rights	11,593	–	–	11,593
Short-Term Investment	609,967	–	–	609,967
Total Investments	$7,624,927	$22,587,272	$–	$30,212,199
Total Assets	$7,624,927	$22,587,272	$–	$30,212,199
Emerging Markets Fund
Assets
Investments in Securities
Common Stocks	$329,546,788	$1,644,614,496	$–	$1,974,161,284
Preferred Stocks	24,558,660	120,741,525	–	145,300,185
Short-Term Investment	36,066,663	–	–	36,066,663
Total Investments	$390,172,111	$1,765,356,021	$–	$2,155,528,132
Total Assets	$390,172,111	$1,765,356,021	$–	$2,155,528,132
Emerging Markets Sustainable Leaders Fund
Assets
Investments in Securities
Common Stocks	$13,524,903	$60,209,017	$–	$73,733,920
Preferred Stocks	891,783	4,758,357	–	5,650,140
Short-Term Investment	375,921	–	–	375,921
Total Investments	$14,792,607	$64,967,374	$–	$79,759,981
Total Assets	$14,792,607	$64,967,374	$–	$79,759,981
Global Equity Impact Fund
Assets
Investments in Securities
Common Stocks	$25,121,099	$25,980,403	$–	$51,101,502
Short-Term Investment	1,060,220	–	–	1,060,220
Total Investments	$26,181,319	$25,980,403	$–	$52,161,722
Total Assets	$26,181,319	$25,980,403	$–	$52,161,722
Global Infrastructure Fund
Assets
Investments in Securities
Common Stocks	$26,560,513	$23,538,550	$–	$50,099,063
Short-Term Investment	494,819	–	–	494,819
Total Investments	$27,055,332	$23,538,550	$–	$50,593,882
Total Assets	$27,055,332	$23,538,550	$–	$50,593,882
2023 Semi-Annual Report	107

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
International Small Cap Fund
Assets
Investments in Securities
Common Stocks	$38,516,977	$128,240,677	$–	$166,757,654
Preferred Stocks	–	3,547,951	–	3,547,951
Short-Term Investment	2,150,400	–	–	2,150,400
Total Investments	$40,667,377	$131,788,628	$–	$172,456,005
Total Assets	$40,667,377	$131,788,628	$–	$172,456,005
International Sustainable Leaders Fund
Assets
Investments in Securities
Common Stocks	$16,669,241	$70,620,521	$–	$87,289,762
Short-Term Investment	1,828,131	–	–	1,828,131
Total Investments	$18,497,372	$70,620,521	$–	$89,117,893
Total Assets	$18,497,372	$70,620,521	$–	$89,117,893
Realty Income & Growth Fund
Assets
Investments in Securities
Common Stocks	$40,408,654	$–	$–	$40,408,654
Short-Term Investment	537,012	–	–	537,012
Total Investments	$40,945,666	$–	$–	$40,945,666
Total Assets	$40,945,666	$–	$–	$40,945,666
U.S. Small Cap Equity Fund
Assets
Investments in Securities
Common Stocks	$573,741,621	$–	$–	$573,741,621
Short-Term Investment	11,218,427	–	–	11,218,427
Total Investments	$584,960,048	$–	$–	$584,960,048
Total Assets	$584,960,048	$–	$–	$584,960,048
U.S. Sustainable Leaders Fund
Assets
Investments in Securities
Common Stocks	$333,696,990	$–	$–	$333,696,990
Short-Term Investment	9,759,486	–	–	9,759,486
Total Investments	$343,456,476	$–	$–	$343,456,476
Total Assets	$343,456,476	$–	$–	$343,456,476
108	2023 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
U.S. Sustainable Leaders Smaller Companies Fund
Assets
Investments in Securities
Common Stocks	$13,502,060	$–	$–	$13,502,060
Short-Term Investment	45,540	–	–	45,540
Total Investments	$13,547,600	$–	$–	$13,547,600
Total Assets	$13,547,600	$–	$–	$13,547,600
Amounts listed as “–” are $0 or round to $0.
For the six-month period ended April 30, 2023, there were no significant changes to the fair valuation methodologies.
Level 3 investments held during and at the end of the six-month period ended April 30, 2023 in relation to net assets, of the China A Share Equity Fund, Emerging Markets Fund and of the International Sustainable Leaders Fund, were not significant (0.0% of total net assets) and accordingly, a reconciliation of Level 3 assets for the six-month period ended April 30, 2023 is not presented. The valuation technique used at April 30, 2023 was fair valuation at zero pursuant to procedures approved by the Fund's Board of Trustees.
b.	Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.	Foreign Currency Translation:
Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.
d.	Rights Issues and Warrants:
Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.
e.	Derivative Financial Instruments:
Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.
Forward Foreign Currency Exchange Contracts:
A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is
2023 Semi-Annual Report	109

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.
The forward contract is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates.
During the period, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.
While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.
Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.
Summary of Derivative Instruments
Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of April 30, 2023:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other	Total
Dynamic Dividend Fund
Liabilities:
Unrealized depreciation on:
Forward Foreign Currency Exchange Contracts	$–	$25,115	$–	$–	$–	$–	$25,115
Total	$–	$25,115	$–	$–	$–	$–	$25,115
Amounts listed as “–” are $0 or round to $0.
Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of April 30, 2023 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:
110	2023 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description	Assets				Liabilities
Dynamic Dividend Fund
Foreign Currency Exchange Contracts
Citibank N.A.	$–	$–	$–	$–	$25,115	$–	$–	$25,115
Amounts listed as “–” are $0 or round to $0.
The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the six-month period ended April 30, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Dynamic Dividend Fund
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on:
Forward Currency Contracts	$–	$(436,169)	$–	$–	$–	$(436,169)
Total	$–	$(436,169)	$–	$–	$–	$(436,169)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of:
Forward Currency Contracts	$–	$12,363	$–	$–	$–	$12,363
Total	$–	$12,363	$–	$–	$–	$12,363
Amounts listed as “–” are $0 or round to $0.
Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2023. The table below summarizes the weighted average values of derivatives holdings by the Funds during the six-month period ended April 30, 2023.
Derivative	Average Notional Value
Dynamic Dividend Fund
Foreign Currency Contracts Sold	$7,627,454
f.	Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.
2023 Semi-Annual Report	111

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each Fund as of month-end. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the average net asset value of that class’ shares in proportion to the average net assets of the relevant Fund when incurred. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.
g.	Distributions:
Distributions from net investment income, if any, are declared and paid annually for all Funds except the Dynamic Dividend Fund, which declares and pays monthly, and the Global Infrastructure Fund and Realty Income & Growth Fund, which declare and pay quarterly. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for foreign currencies and loss deferrals.
h.	Federal Income Taxes:
Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the"Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds' U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.
i.	Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Funds file for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. Foreign tax authorities can examine previously filed withholding tax reclaims for various periods of time, depending on the statute of limitations in each foreign jurisdiction. In some cases, amounts that have been refunded by foreign tax authorities and received by the Funds are still subject to such review.
In addition, the Funds may be subject to capital gains tax in certain countries in which they invest. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.
In addition, when the Funds sell securities within certain countries in which they invest, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Funds accrue deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.
The Dynamic Dividend Fund has received requests from the German Federal Tax Office ("GTO") for additional documents and information relating to withholding tax refunds from 2009-2011 that the Fund has previously received and recorded. The tax refunds previously received amount to approximately 1.26% of the Dynamic Dividend Fund's net assets as of October 31, 2022. Of the 1.26%, 0.87% are contested by the GTO. During the period ended April 30, 2023, the Fund reached an agreement with the GTO to repay the contested amount, and repaid EUR 881,176, which was reflected on the October 31, 2022 Statement of Assets and Liabilities as payable for foreign withholding. As of the date of this report, the Fund awaits confirmation from the GTO that the matter is closed.
abrdn Global Equity Impact Fund (“GEI”) and abrdn International Sustainable Leaders Fund (“ISL”). The total return in the financial highlights reflects the receipt of the payment of Article 63 EU Tax Reclaims net of estimated taxes payable to the IRS on behalf of shareholders to the IRS. At the time of receipt, those payments, net of applicable tax, resulted in an increase in net assets approximately 3.1%, 0.3%, 0.9%, 2.1%, and 2.0% in 2017, 2018, 2019, 2022 and 2023, respectively for GEI and an increase in net assets of approximately 5.4%, 2.1%, 1.4% and 1.9% in 2017, 2019, 2022 and 2023, respectively for ISL, based upon the net asset value as of the date of receipt. Without these payments, GEI’s and ISL’s performance would have been lower during each respective period in which the refunds and/or interest was received or recognized under U.S. GAAP. Additionally, past returns would have been higher had each of GEI and ISL's respective Predecessor Fund not originally paid
112	2023 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

the withholding taxes that relate to the Article 63 EU reclaims that have been returned. There can be no assurance that either GEI or ISL will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future.
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each fund recognizes Article 63 EU Tax Reclaims when uncertainty relating to these claims, including but not limited to resolution of administrative and judicial proceedings and likelihood of receipt, have been resolved.
In 2023, Article 63 EU Tax reclaims and interest, as applicable, were paid to each of GEI and ISL related to Spanish dividend withholding tax. The net assets of GEI and ISL increased by 2.0% and 1.9%, respectively, based upon the net asset value as of the date of receipt. As of April 30, 2023, GEI and ISL have remaining Article 63 EU Tax Reclaims, primarily related to France and Germany. During the period ended April 30, 2023, based upon evaluation of facts and circumstances related to the outstanding claims, the outstanding reclaims related to France are accrued as a receivable, and are reflected as Article 63 EU Tax Reclaims Receivable on the accompanying Statement of Assets and Liabilities. Additionally, a payable to the IRS on behalf of shareholders related to Article 63 tax reclaims was accrued and is reflected on the accompanying Statement of Assets and Liabilities
Certain of the outstanding Article 63 EU Tax Reclaims related to Germany, Spain and Poland are not deemed to meet the recognition criteria under U.S. GAAP as of April 30,2023, and have not been recorded in each fund’s respective net asset value. As of April 30, 2023, the total amount of outstanding reclaims (before the impact of interest or any tax or additional costs incurred in the pursuit of such reclaims) filed with Germany, Spain and Poland represents 3.2% and 3.2%, respectively, of net assets of GEI or ISL. These amounts net of estimated taxes represent 1.8% and 1.8%, respectively, of net assets of GEI and ISL. Recognition by GEI or ISL of these amounts would have a positive impact on either fund's performance.
The payments received on tax reclaims (including interest payments) within the six-month period ended April 30, 2023 and from prior periods were as follows:

	Amount	Percent of Total Net Assets	Received Date Range
Global Equity Impact Fund
Withholding Tax Refunds Received from Country:
Finland	$500,000	0.25%*	5/21/2015
Poland	4,400,193	4.68%**	2/1/2017-2/24/2017
Poland	380,000	0.59%***	8/22/2018
Poland	1,011,000	1.62%****	2/12/2019-9/4/2019
Sweden	150,447	0.32%*****	6/1/2022
France	1,920,555	4.14%*****	6/15/2022
Spain	1,998,256	3.95%******	1/20/2023
International Sustainable Leaders Fund
Withholding Tax Refunds Received from Country:
Finland	$1,355,000	0.35%*	5/21/2015
Poland	16,452,314	7.74%**	12/26/2016-2/24/2017
Poland	5,504,000	3.68%****	12/12/2018-9/4/2019
Sweden	210,317	0.26%*****	6/1/2022
France	2,115,068	2.58%*****	6/15/2022
Spain	3,306,910	3.79%******	1/20/2023
*	As of October 31, 2015
**	As of October 31, 2017
***	As of October 31, 2018
****	As of October 31, 2019
*****	As of October 31, 2022
******	As of April 30, 2023
2023 Semi-Annual Report	113

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

The receipt of Article 63 EU reclaims from these jurisdictions also results in a tax liability to the shareholders to offset the tax benefits that shareholders received in the past. Such amounts are based on a closing agreement template created by the IRS, that is applicable to all industry participants, in relation to the remittance by a fund of taxes due by its shareholders and paid on their behalf by the fund. The Funds accrue this tax liability, which each intends to settle on behalf of its shareholders in accordance with U.S. GAAP. For tax accounting purposes, interest payments received on these payments (if any) are treated as income and are distributed in due course. Additionally, fluctuations in the value of foreign currencies may affect the Funds' tax liability, because the IRS may require a Fund to pay any taxes owed on interest payments on Article 63 EU Tax Reclaims amounts in U.S Dollars based on the foreign currency exchange rate with the applicable jurisdiction that was in effect at the time the Article 63 EU Tax Reclaims amounts were incurred by the Predecessor Fund.
Based on information available as of the date of this Semi-Annual Report, an estimated tax amount has been accrued and is reflected (approx. 4.6% and 3.9% of net assets in GEI and ISL, respectively) related to the reclaims received from France, Sweden, and Spain as well as the reclaims recorded associated with France. This amount is reflected as Payable to IRS on behalf of shareholders related to Article 63 EU Tax reclaims on the accompanying Statement of Assets and Liabilities.
The Emerging Markets Sustainable Leaders Fund filed for Article 63 EU Tax Reclaims in France and Germany. As of April 30, 2023, the total amount of outstanding reclaims (before the impact of interest or any tax or additional costs incurred in the pursuit of such reclaims) filed with France and Germany represents 1.68% of net assets. These amounts net of estimated taxes represent 0.97% of net assets. Recognition by the Fund of these amounts would have a positive impact on the Fund's performance. Based upon evaluation of facts and circumstances related to the outstanding claims, the claims were deemed to not meet the recognition criteria under U.S. GAAP as of April 30, 2023, and have not been recorded in the Fund’s net asset value.
j.	Securities Lending:
Through an agreement with Securities Finance Trust Company as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.
Income generated from securities lending includes the difference between (i) the sum of income received from the investment of collateral received from the borrowers that are counterparties to loans, loan fees received from loans, and fees paid by borrower on loans collateralized with collateral other than cash collateral; and ii) any rebate paid to a borrower, and any other allocable fees and expenses in connection with loans of securities. All income is accrued daily and is apportioned 90% to the Funds and 10% to the Lending Agent.
The Funds continue to own the loaned securities and continue to recognize unrealized gains and losses on the securities on loan. However, securities lending involves certain risks including the event of default or insolvency of the borrower and possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and, therefore, this amount is not presented on the Funds’ Statements of Investments.
At April 30, 2023 the Funds did not have any securities on loan.
3.  Agreements and Transactions with Affiliates
a.	Investment Adviser:
Under the Investment Advisory Agreement with the Trust, abrdn manages the Funds in accordance with the policies and procedures established by the Board.
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
China A Share Equity Fund	Up to $500 million	0.850%
	$500 million up to $2 billion	0.800%
	On $2 billion and more	0.750%
Dynamic Dividend Fund	Up to $250 million	1.000%
	On $250 million and more	0.950%
EM SMA Completion Fund	On all assets	-[1]
Emerging Markets ex-China Fund	Up to $500 million	0.900%
	$500 million up to $2 billion	0.850%
	On $2 billion and more	0.800%
Emerging Markets Fund	On all assets	0.900%
Emerging Markets Sustainable Leaders Fund	On all assets	0.800%
Global Equity Impact Fund	$0 up to $500 million	0.750%
	$500 million up to $2 billion	0.730%
	$2 billion and more	0.700%
Global Infrastructure Fund	Up to $250 million	0.850%
	$250 million up to $750 million	0.800%
	$750 million to $1 billion	0.750%
	On $1 billion and more	0.650%
International Small Cap Fund	Up to $100 million	0.850%
	On $100 million and more	0.750%
International Sustainable Leaders Fund	$0 up to $500 million	0.750%
	$500 million up to $2 billion	0.730%
	$2 billion and more	0.700%
Realty Income & Growth Fund	Up to $250 million	1.000%
	$250 million up to $750 million	0.950%
	$750 million up to $1 billion	0.900%
	On $1 billion and more	0.800%
U.S. Small Cap Equity Fund	Up to $100 million	0.950%
	On $100 million and more	0.800%
U.S. Sustainable Leaders Fund	Up to $500 million	0.750%
	$500 million up to $2 billion	0.700%
	On $2 billion and more	0.650%
U.S. Sustainable Leaders Smaller Companies Fund	Up to $500 million	0.750%
	$500 million up to $2 billion	0.700%
	On $2 billion and more	0.650%

1	None of abrdn Inc. (the “Adviser”), abrdn Asia Limited (“AAL”) or abrdn Investments Limited (formerly known as Aberdeen Asset Managers Limited) (“AIL” and collectively with AAL, the “Sub-advisers”) charges a management fee or sub-advisory fee to the Fund.
The Adviser has engaged the services of affiliates abrdn Asia Limited and abrdn Investments Limited as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. The Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers.
The Trust and abrdn have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. For each Fund this contractual limitation may not be terminated before February 29, 2024 without the approval of the Trustees who are not “interested persons” of the Trust, as such term is defined by the 1940 Act (the “Independent Trustees”). For each Fund except the Dynamic Dividend Fund, Global Equity Impact Fund, Global Infrastructure Fund and
2023 Semi-Annual Report	115

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

International Sustainable Leaders Fund, this limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses. The Expense Limitation Agreement with respect to the Dynamic Dividend Fund and Global Infrastructure Fund excludes certain expenses, including any interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses. The Expense Limitation Agreement with respect to the Global Equity Impact Fund and International Sustainable Leaders Fund excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses and Rule 12b-1 fees for Class A shares and extraordinary expenses.
Fund	Limit
China A Share Equity Fund	0.99%
Emerging Markets ex-China Fund	1.10%
Emerging Markets Fund	1.10%
Emerging Markets Sustainable Leaders Fund	1.10%
Global Equity Impact Fund	0.90%
International Small Cap Fund	0.99%
International Sustainable Leaders Fund	0.90%
U.S. Small Cap Equity Fund	0.99%
U.S. Sustainable Leaders Fund	0.90%
U.S. Sustainable Leaders Smaller Companies Fund	0.90%

Fund	Class A Limit	Institutional Class Limit
Dynamic Dividend Fund	1.50%	1.25%
Global Infrastructure Fund	1.24%	0.99%
Realty Income & Growth Fund	1.25%	1.00%
abrdn may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreements as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by abrdn is not permitted.
As of April 30, 2023, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to abrdn for each Fund, based on expenses reimbursed by abrdn, including adjustments described above, would be:
Fund	Amount Fiscal Year 2020 (Expires 10/31/23)	Amount Fiscal Year 2021 (Expires 10/31/24)	Amount Fiscal Year 2022 (Expires 10/31/25)	Amount Six Months Ended April 30, 2023 (Expires 4/30/26)	Total*
China A Share Equity Fund	$194,764	$244,894	$299,918	$112,204	$851,780
Dynamic Dividend Fund	114,147	180,278	104,327	41,595	440,347
EM SMA Completion Fund	–	–	–	22,864	22,864
Emerging Markets ex-China Fund	173,186	191,740	183,875	113,751	662,552
Emerging Markets Fund	2,887,668	1,800,053	3,610,371	1,426,206	9,724,298
Emerging Markets Sustainable Leaders Fund	32,170	38,869	262,777	117,551	451,367
Global Equity Impact Fund	288,816	240,122	300,400	110,997	940,335
Global Infrastructure Fund	162,223	207,420	181,503	74,340	625,486
International Small Cap Fund	291,518	261,986	386,527	204,215	1,144,246
116	2023 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

Fund	Amount Fiscal Year 2020 (Expires 10/31/23)	Amount Fiscal Year 2021 (Expires 10/31/24)	Amount Fiscal Year 2022 (Expires 10/31/25)	Amount Six Months Ended April 30, 2023 (Expires 4/30/26)	Total*
International Sustainable Leaders Fund	$391,729	$324,735	$427,265	$145,663	$1,289,392
Realty Income & Growth Fund	254,885	245,459	214,703	84,193	799,240
U.S. Small Cap Equity Fund	327,286	604,829	573,835	387,074	1,893,024
U.S. Sustainable Leaders Fund	257,392	216,967	209,581	148,013	831,953
U.S. Sustainable Leaders Smaller Companies Fund	164,571	202,597	213,043	80,350	660,561
Amounts listed as “–” are $0 or round to $0.
*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.
b.	Fund Administration:
Under the terms of the Fund Administration Agreement, abrdn provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays abrdn an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with abrdn, State Street Bank and Trust Company ("State Street") provides sub-administration services with respect to the Funds. abrdn pays State Street for providing such services.
c.	Distributor and Shareholder Servicing:
The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.
The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts, based on the total net assets of each, respective class:

Fund	Class A Shares	Class C Shares(a)	Class R Shares(a)
China A Share Equity Fund	0.25%	1.00%	0.50%
Dynamic Dividend Fund	0.25%	–	–
EM SMA Completion Fund	–	–	–
Emerging Markets ex-China Fund	0.25%	1.00%	0.50%
Emerging Markets Fund	0.25%	1.00%	0.50%
Emerging Markets Sustainable Leaders Fund	0.25%	1.00%	0.50%
Global Equity Impact Fund	0.25%	–	–
Global Infrastructure Fund	0.25%	–	–
International Small Cap Fund	0.25%	1.00%	0.50%
International Sustainable Leaders Fund	0.25%	–	–
Realty Income & Growth Fund	0.25%	–	–
U.S. Small Cap Equity Fund	0.25%	1.00%	0.50%
U.S. Sustainable Leaders Fund	0.25%	1.00%	–
2023 Semi-Annual Report	117

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

Fund	Class A Shares	Class C Shares(a)	Class R Shares(a)
U.S. Sustainable Leaders Smaller Companies Fund	0.25%	–	0.50%

(a)	0.25% of which is service fees.
The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.
Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1.00% imposed on certain redemptions of Class C (and up to 1.00% for certain Class A) shares.
In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate of 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00% (the CDSC assessed on sales within one year of purchase). The amount the Distributor retained for commissions from front-end sales charges and CDSC fees for the six-month period ended April 30, 2023 was as follows:
Fund	Commissions Retained from Front-End Sales Charges of Class A Shares	Commissions Retained from CDSC Fees of Class C (Certain Class A) Shares
China A Share Equity Fund	$2,250	$302
Dynamic Dividend Fund	6,530	–
EM SMA Completion Fund	–	–
Emerging Markets ex-China Fund	1,878	–
Emerging Markets Fund	2,370	585
Emerging Markets Sustainable Leaders Fund	102	–
Global Equity Impact Fund	–	–
Global Infrastructure Fund	6,900	–
International Small Cap Fund	93	–
International Sustainable Leaders Fund	125	–
Realty Income & Growth Fund	–	–
U.S. Small Cap Equity Fund	17,863	4,332
U.S. Sustainable Leaders Fund	1,590	–
U.S. Sustainable Leaders Smaller Companies Fund	41	–
Total Retained	$39,742	$ 5,219
Amounts listed as “–” are $0 or round to $0.
d.	Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses:
The Funds may pay and/or reimburse administrative services fees/sub-transfer agent expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.
Class A, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Service Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 29, 2024, the administrative service fee for a Fund is limited to a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are
118	2023 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

calculated on a dollar per account basis; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof. Class C and Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.
The aggregate amount of sub-transfer agent and administrative service fees paid during the six-month period ended April 30, 2023 was as follows:

Fund	Class A	Class C	Class R	Institutional Service	Institutional
China A Share Equity Fund	$6,030	$639	$2,302	$246	$7,074
Dynamic Dividend Fund	1,861	–	–	–	34,118
EM SMA Completion Fund	–	–	–	–	–
Emerging Markets ex-China Fund	10,583	122	594	46	3,229
Emerging Markets Fund	81,950	2,030	78,025	398,283	736,307
Emerging Markets Sustainable Leaders Fund	9,210	117	1,410	18,794	4,194
Global Equity Impact Fund	15,040	–	–	–	11,323
Global Infrastructure Fund	4,406	–	–	–	14,851
International Small Cap Fund	30,885	349	1,093	–	61,539
International Sustainable Leaders Fund	42,201	–	–	–	4,425
Realty Income & Growth Fund	202	–	–	–	14,643
U.S. Small Cap Equity Fund	76,371	12,885	2,611	15,042	264,484
U.S. Sustainable Leaders Fund	45,966	165	–	32,899	2,563
U.S. Sustainable Leaders Smaller Companies Fund	3,531	–	1,623	194	3,263
Amounts listed as “–” are $0 or round to $0.
e.	Purchase/Sale Transactions Between Affiliates:
The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 (“Rule 17a-7”). During the six-month period ended April 30, 2023, the Funds did not engage in any of these trades.
4.  Investment Transactions
Purchases and sales of securities (excluding short-term securities) for the six-month period ended April 30, 2023, were as follows:
Fund	Purchase	Sales
China A Share Equity Fund	$8,700,393	$5,963,888
Dynamic Dividend Fund	34,773,419	35,350,328
EM SMA Completion Fund	99,223	16,091
Emerging Markets ex-China Fund	7,879,377	5,016,192
Emerging Markets Fund	388,740,110	783,544,663
Emerging Markets Sustainable Leaders Fund	13,168,478	58,199,632
Global Equity Impact Fund	8,454,138	9,010,367
Global Infrastructure Fund	3,957,417	6,225,701
International Small Cap Fund	23,006,197	55,172,661
International Sustainable Leaders Fund	11,503,867	20,964,803
Realty Income & Growth Fund	4,277,455	5,422,721
U.S. Small Cap Equity Fund	71,431,005	243,355,848
U.S. Sustainable Leaders Fund	8,127,651	22,163,104
U.S. Sustainable Leaders Smaller Companies Fund	286,040	2,249,603
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

5.  Portfolio Investment Risks
a.	Concentration Risk
The Global Infrastructure Fund and Realty Income & Growth Fund are subject to concentration risk. Each Fund's strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. Each Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on each Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.
b.	Cybersecurity Risk
Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause each Fund, the Adviser and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
c.	Dividend Strategy Risk
The Dynamic Dividend Fund and Realty Income & Growth Fund are subject to dividend strategy risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.
d.	Emerging Markets Risk
The risks of investing in emerging markets countries are a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).
Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. To the extent a Fund invests heavily in Asian issuers, the Fund may be more volatile than a fund which is broadly diversified geographically.
China Risk. Exposure to China and Hong Kong securities subjects the China A Shares Equity Fund to additional risks, and may make it significantly more volatile than more geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.
China A Shares Risk. Trading in China A Shares through Stock Connect and the QFII Programs involves additional risks. Stock Connect is subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day and, as such, buy orders for China A Shares would be rejected once the Daily Quota is exceeded (although the Fund will be permitted to sell China A Shares regardless of the Daily Quota balance). Further, Stock Connect, which relies on the connectivity of the Shanghai or Shenzhen markets with Hong Kong, is subject to operational risk, regulations that are relatively untested and are subject to change, and extended market closures for holidays or otherwise. During an extended market closure, the Fund’s ability to trade in China A Shares will be impacted which may affect the Fund’s performance. The QFII Programs are subject to the risk that the Adviser may have its QFII Programs license revoked or restricted with respect to the Fund or the Fund may be impacted by the rules, restrictions and quota limitations connected to reliance on a QFII Programs license.
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

India Risk. The value of a Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and a Fund, market conditions, and prices and yields of securities in a Fund’s portfolio. Economic growth in India is constrained by inadequate infrastructure, a cumbersome bureaucracy, corruption, labor market rigidities, regulatory and foreign investment controls, the “reservation” of key products for small-scale industries and high fiscal deficits. Changes in economic policies, or lack of movement toward economic liberalization, could negatively affect the general business and economic conditions in India, which could in turn affect a Fund’s investments. The securities market in India is substantially smaller, less liquid and significantly more volatile than the securities market in the United States. The relatively small market capitalizations of, and trading values on, Indian stock exchanges may cause a Fund’s investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments.
Russia/Ukraine Risk. In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of the Funds’ investments.
The Republic of Korea (South Korea) Risk. Concentrating investments in South Korea subjects the Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in South Korea include political, economic and social instability, and the potential for increasing militarization in North Korea. The financial sector in South Korea has been subject to systemic weaknesses and illiquidity, which could be a material risk for any investments in South Korea if exacerbated. South Korea is dependent on. A significant increase in energy prices could have an adverse impact on South Korea’s economy as South Korea is dependent on foreign sources for much of its energy needs. The South Korean government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, South Korean government actions in the future could have a significant effect on the South Korean economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio.
e.	Equity Linked Notes
The China A Share Equity Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).
f.	Equity Securities Risk
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
g.	Exchange-Traded Fund Risk
To the extent that the China A Share Equity Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.
h.	Foreign Currency Exposure Risk
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
i.	Foreign Securities Risk
Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Japan Risk. The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively affect the Fund. The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. The performance of the global economy could have a major impact upon equity returns in Japan. Since the mid-2000s, Japan's economic growth has remained relatively low. A recent economic recession was likely compounded by an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity, which could negatively affect the Fund.
j.	Illiquid Securities Risk
Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.
The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonably foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.
k.	Impact of Large Redemptions and Purchases of Fund Shares
Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to a Fund until the sales of portfolio securities necessary to cover the redemption request settle.
l.	Impact Investing Risk
In implementing the Global Equity Impact Fund’s ESG (Environmental, Social and Governance) investment strategy, the Adviser may select or exclude securities of issuers in certain industries, sectors, regions or countries for reasons other than the issuer’s investment performance. For this reason, the Fund’s ESG strategy could cause it to perform differently compared to funds that do not have such strategy. ESG investing is qualitative and subjective by nature. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so. In evaluating an issuer, the Adviser utilizes, in part, information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause the Adviser to incorrectly assess an issuer’s business practices with respect to the environment, social responsibility and corporate governance. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions. The definition of “impact investing” will vary according to an investor’s beliefs and values. There is no guarantee that the Adviser’s definition of impact investing, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor.
122	2023 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

m.	Infrastructure-Related Investment Risk
Because the Global Infrastructure Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
n.	Issuer Risk
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.
o.	Management Risk
Each Fund is subject to the risk that the Adviser or Subadviser (as applicable) may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for a Fund and there can be no guarantee that these decisions will achieve the desired results for a Fund. In addition, the Adviser or Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
p.	Market Risk
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:
•	corporate earnings;
•	production;
•	management;
•	sales; and
•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.
Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies and new monetary programs. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact the Fund’s investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.
In addition, as noted above, uncertainties remain relating to certain aspects of the United Kingdom’s future economic, trading and legal relationships with the European Union and with other countries.
2023 Semi-Annual Report	123

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect a Fund’s business, results of operations and financial condition. In addition, the risk that abrdn, the parent of the companies that provide investment advisory, sub-advisory and administration services to the Funds and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for abrdn and its subsidiaries, including those providing services to the Funds. abrdn has a detailed contingency plan in place to seek to manage the consequences of Brexit on the Funds and to avoid the effect of any disruption on the Funds and to the services its subsidiaries provide. Given the fluidity and complexity of the situation, however, it cannot assured that the Funds will not be adversely impacted by Brexit despite these preparations.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. The illness caused by a novel coronavirus (COVID-19) has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Funds’ investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Funds, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. In addition, as described above under “Foreign Securities Risk,” the ongoing military conflict between Russia and Ukraine may continue to result in significant negative impacts on the markets for certain securities and commodities globally, in addition to fluctuating pricing and liquidity of investments. These factors could have a significant impact on Fund performance and the value of the Funds’ investments. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.
q.	Mid-Cap Securities Risk
Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
r.	Non-Diversified Fund Risk
The EM SMA Completion Fund and the Realty Income & Growth Fund's performance may be more volatile than a diversified fund because these Funds may invest a greater percentage of their total assets in the securities of a single issuer.
s.	Non-U.S. Taxation Risk
Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.
If, at the close of its taxable year, more than 50% of the value of a Fund’s total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If a Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Even if a Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.
124	2023 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

t.	Portfolio Turnover Risk
The Dynamic Dividend Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a Fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.
u.	Qualified Dividend Income Tax Risk
With respect to the Dynamic Dividend Fund, no assurance can be given as to what percentage of the distributions paid on shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable U.S. federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which a Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, a Fund must meet holding period and other requirements with respect to the dividend paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the common shares of a Fund.
v.	REIT and Real Estate Risk
Investment in real estate investment trusts ("REITs") and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the Funds.
w.	Sector Risk
To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Consumer Staples Sector Risk. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.
Financials Sector Risk. To the extent that the financials sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets as well as cyber-attacks.
Healthcare Sector Risk. To the extent that the healthcare sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Healthcare-related companies may be smaller and less seasoned than companies in other sectors, and performance of companies in the healthcare sector may be adversely impacted by many factors, including, among others, government regulation. restrictions on government reimbursement for medical expenses, changes to the costs of medical products and services, pricing pressure, increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies, and other market developments. Many healthcare-related companies are dependent on patent protection, and, therefore, the expiration of patents may adversely affect the profitability of healthcare-related companies.
2023 Semi-Annual Report	125

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

Industrials Sector Risk. To the extent that the industrial sector represents a significant portion of a Fund’s holdings, the Fund will be sensitive to changes in, and its performance may be adversely impacted by issues impacting this sector. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Utilities Sector Risk. To the extent that the utilities sector represents a significant portion of the Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the utilities sector may be adversely impacted by many factors, including, among others, general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, resource conservation and depletion, man-made or natural disasters, geopolitical events, and environmental, and other government regulations.
x.	Small-Cap Securities Risk
Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.
y.	Sustainable Investing Risk
A Fund’s “Sustainable Leaders” strategy could cause it to perform differently compared to funds that do not have such strategy. ESG considerations may be linked to long-term rather than short-term returns. The criteria related to a Fund’s Sustainable Leaders strategy ,including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified as sustainable leaders by the Adviser do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views.
z.	Valuation Risk
The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The ability to value a Fund's investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Please read the Funds' prospectuses for more detailed information regarding these and other risks.
126	2023 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

6.  Contingencies
In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.
7.  Tax Information
As of April 30, 2023, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:
	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
China A Share Equity Fund	$51,754,612	$257,245	$(12,495,536)	$(12,238,291)
Dynamic Dividend Fund	91,973,874	26,637,101	(10,034,992)	16,602,109
EM SMA Completion Fund	296,608	5,434	(27,938)	(22,504)
Emerging Markets ex-China Fund	30,065,570	2,445,839	(2,299,210)	146,629
Emerging Markets Fund	2,248,809,489	270,730,529	(364,011,886)	(93,281,357)
Emerging Markets Sustainable Leaders Fund	96,292,265	3,508,685	(20,040,969)	(16,532,284)
Global Equity Impact Fund	47,447,612	9,132,676	(4,418,566)	4,714,110
Global Infrastructure Fund	41,587,877	11,318,423	(2,312,418)	9,006,005
International Small Cap Fund	179,505,600	11,411,171	(18,460,766)	(7,049,595)
International Sustainable Leaders Fund	97,984,491	8,095,808	(16,962,406)	(8,866,598)
Realty Income & Growth Fund	34,196,397	8,791,663	(2,042,394)	6,749,269
U.S. Small Cap Equity Fund	616,948,606	56,601,667	(88,590,225)	(31,988,558)
U.S. Sustainable Leaders Fund	330,766,514	50,428,614	(37,738,652)	12,689,962
U.S. Sustainable Leaders Smaller Companies Fund	15,380,067	787,989	(2,620,456)	(1,832,467)
The tax character of distributions paid during the fiscal year ended October 31, 2022 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):
Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
China A Share Equity Fund	$42,904	$2,210,774	$2,253,678	$–	$–	$2,253,678
Dynamic Dividend Fund	5,854,531	656,823	6,511,354	–	162,968	6,674,322
Emerging Markets ex-China Fund	–	3,260,752	3,260,752	–	–	3,260,752
Emerging Markets Fund	75,550,719	390,351,786	465,902,505	–	–	465,902,505
Emerging Markets Sustainable Leaders Fund	8,918,774	31,005,272	39,924,046	–	–	39,924,046
Global Equity Impact Fund	33,169	–	33,169	–	–	33,169
Global Infrastructure Fund	1,233,841	1,170,468	2,404,309	–	–	2,404,309
International Small Cap Fund	3,632,385	18,234,244	21,866,629	–	–	21,866,629
International Sustainable Leaders Fund	–	–	–	–	–	–
Realty Income & Growth Fund	1,665,695	6,716,910	8,382,605	–	–	8,382,605
U.S. Small Cap Equity Fund	92,274,229	130,736,310	223,010,539	–	–	223,010,539
U.S. Sustainable Leaders Fund	46,765,062	79,716,902	126,481,964	–	–	126,481,964
U.S. Sustainable Leaders Smaller Companies Fund	2,795,644	2,444,562	5,240,206	–	–	5,240,206
Amounts listed as “–” are $0 or round to $0.
2023 Semi-Annual Report	127

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

As of October 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:
Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses	Total Accumulated Earnings/ (Deficit)
China A Share Equity Fund	$–	$–	$–	$–	$–	$–	$–	$(19,578,864)	$(8,558,990)	$(28,137,854)
Dynamic Dividend Fund	$–	$–	$–	$–	$–	$–	$–	$7,076,503	$–	7,076,503
Emerging Markets ex-China Fund	–	145,461	5,716,302	–	–	–	–	(2,885,060)	(3,750,615)	(773,912)
Emerging Markets Fund	–	37,064,337	–	–	–	–	–	(425,070,895)	(33,371,243)	(421,377,801)
Emerging Markets Sustainable Leaders Fund	–	1,214,037	–	–	–	–	–	(49,235,175)	(9,278,411)	(57,299,549)
Global Equity Impact Fund	–	2,319,140	–	–	–	–	501,484	15,103	(13,244,102)	(10,408,375)
Global Infrastructure Fund	–	–	865,590	–	–	–	–	3,278,380	–	4,143,970
International Small Cap Fund	–	3,165,365	–	–	–	–	–	(44,095,948)	(24,510,835)	(65,441,418)
International Sustainable Leaders Fund	–	5,102,324	–	–	–	–	139,366	(26,237,572)	(401,754,636)	(422,750,518)
Realty Income & Growth Fund	–	68,156	2,476,600	–	–	–	–	6,290,074	–	8,834,830
U.S. Small Cap Equity Fund	–	–	34,980,497	–	–	(2,905,843)	–	(82,819,641)	–	(50,744,987)
U.S. Sustainable Leaders Fund	–	1,407,046	–	–	–	–	–	(18,513,895)	–	(17,106,849)
U.S. Sustainable Leaders Smaller Companies Fund	–	–	–	–	–	(72,917)	–	(2,156,104)	(309,339)	(2,538,360)
Amounts listed as “–” are $0 or round to $0.
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Fund with no expiration.
Fund	Amounts	Expires
China A Share Equity Fund	$1,712,837	Unlimited (Short—Term)
China A Share Equity Fund	6,846,153	Unlimited (Long—Term)
Emerging Markets ex-China Fund	3,750,615	Unlimited (Long—Term)
Emerging Markets Fund	33,371,243	Unlimited (Short—Term)
Emerging Markets Sustainable Leaders Fund	5,587,778	Unlimited (Short—Term)
Emerging Markets Sustainable Leaders Fund	3,690,633	Unlimited (Long—Term)
Global Equity Impact Fund	834,340	Unlimited (Short—Term)
Global Equity Impact Fund	12,409,762	Unlimited (Long—Term)
International Small Cap Fund	24,510,835	Unlimited (Short—Term)
International Sustainable Leaders Fund	8,796,709	Unlimited (Short—Term)
International Sustainable Leaders Fund	392,957,927	Unlimited (Long—Term)
U.S. Sustainable Leaders Smaller Companies Fund	132,648	Unlimited (Short—Term)
U.S. Sustainable Leaders Smaller Companies Fund	176,691	Unlimited (Long—Term)
128	2023 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

8.  Significant Shareholders
As of April 30, 2023, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:
Fund	Record Ownership %	Number of Account Owners
China A Share Equity Fund	48.9%	3
Dynamic Dividend Fund	50.3	5
EM SMA Completion Fund	–	–
Emerging Markets ex-China Fund	38.5	4
Emerging Markets Fund	69.6	5
Emerging Markets Sustainable Leaders Fund	22.7	2
Global Equity Impact Fund	21.0	2
Global Infrastructure Fund	55.1	4
International Small Cap Fund	55.8	2
International Sustainable Leaders Fund	48.7	1
Realty Income & Growth Fund	52.5	3
U.S. Small Cap Equity Fund	40.2	5
U.S. Sustainable Leaders Fund	11.9	1
U.S. Sustainable Leaders Smaller Companies Fund	46.3	4
9.  Line of Credit
The Trust, on behalf of each of the funds of the Trust (including the Funds) (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) in the amount of $150,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.
Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month LIBOR as in effect on such day, or (b) the Overnight Bank Funding Rate on such date, plus, in each case, 10 basis points, plus one and one quarter of one percent (1.25%). In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the six-month period ended April 30, 2023, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the  six-month period ended April 30, 2023.
Fund	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Dynamic Dividend Fund	$381,890	6.02%	21
Emerging Markets ex-China Fund	329,511	5.56%	19
Emerging Markets Fund	29,333,627	5.23%	6
Emerging Markets Sustainable Leaders Fund	4,396,254	5.04%	17
Global Equity Impact Fund	625,000	5.68%	1
International Small Cap Fund	694,777	5.70%	23
International Sustainable Leaders Fund	3,572,612	5.56%	5
Realty Income & Growth Fund	160,877	5.73%	24
U.S. Small Cap Equity Fund	4,023,214	5.88%	14
U.S. Sustainable Leaders Smaller Companies Fund	100,000	5.68%	1
2023 Semi-Annual Report	129

Notes to  Financial Statements (unaudited)  (concluded)
April 30, 2023

10.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2023.
130	2023 Semi-Annual Report

Shareholder Expense Examples (Unaudited)

As a shareholder of the abrdn Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the abrdn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2022 and continued to hold your shares at the end of the reporting period, April 30, 2023.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.
		Beginning Account Value, November 1, 2022	Actual Ending Account Value, April 30, 2023	Hypothetical Ending Account Value	Actual Expenses Paid During Period[1]	Hypothetical Expenses Paid During Period[1],2	Annualized Expense Ratio**
China A Share Equity Fund	Class A	$1,000.00	$1,175.90	$1,018.15	$7.23	$6.71	1.34%
	Class C	$1,000.00	$1,172.20	$1,014.93	$10.72	$9.94	1.99%
	Class R	$1,000.00	$1,174.30	$1,016.81	$8.68	$8.05	1.61%
	Institutional Service Class	$1,000.00	$1,177.70	$1,019.34	$5.94	$5.51	1.10%
	Institutional Class	$1,000.00	$1,178.40	$1,019.89	$5.35	$4.96	0.99%
Dynamic Dividend Fund	Class A	$1,000.00	$1,141.40	$1,017.36	$7.96	$7.50	1.50%
	Institutional Class	$1,000.00	$1,142.80	$1,018.60	$6.64	$6.26	1.25%
EM SMA Completion Fund	Institutional Class[3]	$1,000.00	$1,000.00	$1,024.80	$ —[4]	$ —[4]	—%
Emerging Markets ex-China Fund	Class A	$1,000.00	$1,113.80	$1,017.56	$7.65	$7.30	1.46%
	Class C	$1,000.00	$1,109.90	$1,014.33	$11.04	$10.54	2.11%
	Class R	$1,000.00	$1,112.50	$1,015.82	$9.48	$9.05	1.81%
	Institutional Service Class	$1,000.00	$1,114.00	$1,018.79	$6.34	$6.06	1.21%
	Institutional Class	$1,000.00	$1,117.00	$1,019.29	$5.83	$5.56	1.11%
Emerging Markets Fund	Class A	$1,000.00	$1,152.90	$1,016.86	$8.54	$8.00	1.60%
	Class C	$1,000.00	$1,148.70	$1,014.38	$11.19	$10.49	2.10%
	Class R	$1,000.00	$1,151.70	$1,016.12	$9.34	$8.75	1.75%
	Institutional Service Class	$1,000.00	$1,153.80	$1,018.60	$6.68	$6.26	1.25%
	Institutional Class	$1,000.00	$1,154.80	$1,019.34	$5.88	$5.51	1.10%
Emerging Markets Sustainable Leaders Fund	Class A	$1,000.00	$1,156.50	$1,017.31	$8.07	$7.55	1.51%
	Class C	$1,000.00	$1,153.90	$1,014.33	$11.27	$10.54	2.11%
	Class R	$1,000.00	$1,156.10	$1,016.27	$9.20	$8.60	1.72%
	Institutional Service Class	$1,000.00	$1,158.20	$1,018.94	$6.31	$5.91	1.18%
	Institutional Class	$1,000.00	$1,159.80	$1,019.29	$5.94	$5.56	1.11%
Global Equity Impact Fund	Class A	$1,000.00	$1,142.10	$1,018.65	$6.59	$6.21	1.24%
	Institutional Class	$1,000.00	$1,143.70	$1,019.94	$5.21	$4.91	0.98%
Global Infrastructure Fund	Class A	$1,000.00	$1,144.30	$1,018.65	$6.59	$6.21	1.24%
	Institutional Class	$1,000.00	$1,145.50	$1,019.89	$5.27	$4.96	0.99%
2023 Semi-Annual Report	131

Shareholder Expense Examples (Unaudited)  (concluded)

		Beginning Account Value, November 1, 2022	Actual Ending Account Value, April 30, 2023	Hypothetical Ending Account Value	Actual Expenses Paid During Period[1]	Hypothetical Expenses Paid During Period[1],2	Annualized Expense Ratio**
International Small Cap Fund	Class A	$1,000.00	$1,154.20	$1,018.15	$7.16	$6.71	1.34%
	Class C	$1,000.00	$1,150.30	$1,014.93	$10.61	$9.94	1.99%
	Class R	$1,000.00	$1,152.50	$1,016.86	$8.54	$8.00	1.60%
	Institutional Class	$1,000.00	$1,155.60	$1,019.89	$5.29	$4.96	0.99%
International Sustainable Leaders Fund	Class A	$1,000.00	$1,231.60	$1,018.79	$6.70	$6.06	1.21%
	Institutional Class	$1,000.00	$1,233.30	$1,020.08	$5.26	$4.76	0.95%
Realty Income & Growth Fund	Class A	$1,000.00	$1,046.90	$1,018.60	$6.34	$6.26	1.25%
	Institutional Class	$1,000.00	$1,047.30	$1,019.84	$5.08	$5.01	1.00%
U.S. Small Cap Equity Fund	Class A	$1,000.00	$1,029.60	$1,017.90	$6.99	$6.95	1.39%
	Class C	$1,000.00	$1,026.60	$1,014.93	$10.00	$9.94	1.99%
	Class R	$1,000.00	$1,028.30	$1,016.56	$8.35	$8.30	1.66%
	Institutional Service Class	$1,000.00	$1,031.30	$1,019.44	$5.44	$5.41	1.08%
	Institutional Class	$1,000.00	$1,031.90	$1,019.89	$4.99	$4.96	0.99%
U.S. Sustainable Leaders Fund	Class A	$1,000.00	$1,071.80	$1,018.89	$6.11	$5.96	1.19%
	Class C	$1,000.00	$1,067.00	$1,015.37	$9.74	$9.49	1.90%
	Institutional Service Class	$1,000.00	$1,072.30	$1,020.03	$4.93	$4.81	0.96%
	Institutional Class	$1,000.00	$1,072.60	$1,020.33	$4.63	$4.51	0.90%
U.S. Sustainable Leaders Smaller Companies Fund	Class A	$1,000.00	$979.30	$1,018.65	$6.09	$6.21	1.24%
	Class R	$1,000.00	$977.70	$1,017.16	$7.55	$7.70	1.54%
	Institutional Service Class	$1,000.00	$978.90	$1,019.59	$5.15	$5.26	1.05%
	Institutional Class	$1,000.00	$981.30	$1,020.33	$4.42	$4.51	0.90%

**	The expense ratio presented represents a six-month, annualized ratio.
1	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
2	Represents the hypothetical 5% return before expenses.
3	Information shown reflects values using the expense ratios and rates of return for the period January 27, 2023 (commencement of operations) to April 30, 2023.
4	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 91/365 (to reflect the commencement of operations to period end).

132	2023 Semi-Annual Report

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements
The Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of abrdn Funds (the “Trust”) met at an in-person meeting on March 16, 2022 (the “Meeting”) to consider the approval of:  (i) the Investment Advisory Agreement between the Trust, on behalf of the abrdn EM SMA Completion Fund (the “Fund”) and abrdn Inc. (the “Adviser”) (the “Investment Advisory Agreement”); and (ii) the Sub-Advisory Agreements between the Adviser and abrdn Asia Limited and Aberdeen Asset Managers Limited (the “Sub-Advisers”) with respect to the Fund (the “Sub-Advisory Agreements” and, together with the Investment Advisory Agreement, the “Advisory Agreements”). The Adviser and the Sub-Advisers are referred to collectively herein as the “Advisers,” as applicable. In addition, the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) held a separate executive session with their independent counsel at the Meeting to review the materials provided and the relevant legal considerations.
In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Adviser and the Sub-Advisers relevant to the Board’s consideration of whether to approve the Investment Advisory Agreement and the Sub-Advisory Agreements. These materials provided to the Board included, among other items: (i) memoranda and materials provided by the Adviser, describing the services to be provided to the Fund by the Adviser and the Sub-Advisers; (ii) information about the expected profitability of the Advisory Agreements to the Advisers; and (iii) a memorandum from independent trustee counsel on the responsibilities of the Board in considering for approval the Advisory Agreements under the 1940 Act and Delaware law. The Board, including the Independent Trustees, also considered other matters such as (i) the Advisers’ financial condition; (ii) the performance of other similar funds or accounts managed by the Advisers as compared to a peer group of comparable funds; (iii) the Fund’s investment objective and strategies; (iv) the Advisers’ investment personnel and operations; (v) arrangements relating to the distribution of the Fund’s shares and related costs; (vi) the proposed allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft dollars” to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance by, other funds of the Trust with, the investment policies and restrictions, policies on personal securities transactions and other compliance policies; (viii) any “fall-out” benefits to the Advisers and their affiliates  (i.e., ancillary benefits realized by the Advisers and their affiliates from the Advisers’ relationship with the Trust); and (ix) possible conflicts of interest on the part of the Advisers or their affiliates.  The Board also considered the nature, extent and quality of the services to be provided to the Fund by the Advisers’ affiliates.  Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from the Advisers.
At the Meeting, the Board, including the Independent Trustees, unanimously approved the Investment Advisory Agreement between the Fund and the Adviser for an initial two-year period and the Sub-Advisory Agreements among the Trust, Adviser and Sub-Advisers for an initial two-year period.  The Board considered all factors it believed to be relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of services to be provided by the Advisers; (b) the investment performance of the Advisers and the Advisers’ portfolio management; (c) the advisory fees, if any, and the cost of the services and profits to be realized by the Adviser from the relationship with the Fund; (d) economies of scale; and (e) other factors. In considering whether to approve the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative in reaching their decision.  Individual Trustees may have evaluated the information presented differently from one another, giving weight to various factors. The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Agreements:
The nature, extent and quality of the services to be provided to the Fund under the Agreements. The Trustees considered the nature, extent and quality of the services to be provided by the Adviser and the Sub-Advisers, as applicable, to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates. The Board considered, among other things, the Advisers’ investment experience. The Board also considered the background and experience of the senior management personnel of the Adviser and the Sub-Advisers, and the qualifications, background and responsibilities of the portfolio managers to be primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services to be provided by the Adviser and the Sub-Advisers to the Fund, but also the administrative services to be provided by the Adviser to the Fund under a separate administration agreement. The Adviser’s role in overseeing the Sub-Advisers in the management of the Fund and coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures, and that it had received information from the Trust’s Chief Compliance Officer regarding the Sub-Advisers’ compliance policies and procedures. The Board also considered the Adviser’s risk management processes. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year in connection with the other funds in the Trust.
After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services to be provided supported the approval of the Agreements.
Investment Performance and the Advisers’ Portfolio Management. Because the Fund is newly formed, the Board did not consider the investment performance of the Fund.  The Board based its review of Advisers’ performance primarily on the experience of each Adviser and its affiliates in managing other registered investment companies and private funds, noting that other funds managed by the Advisers might have investment objectives, policies or restrictions different from those of the Fund. The Board also considered the experience, resources and strengths of the Advisers with respect to the investment strategies proposed for the Fund.  Based on these factors, the Trustees determined that the Advisers would be an appropriate investment advisers for the Fund.
2023 Semi-Annual Report	133

Supplemental Information (Unaudited)  (concluded)

The costs of the services provided and profits to be realized by the Advisers and their affiliates from the relationships with the Fund. The Trustees considered the fees to be charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s net management fee and total expense level to those of its expense peer group and information about the advisory fees charged by the Adviser and its affiliates to any separately managed accounts with a similar strategy. In considering the fees charged to any comparable accounts, the Trustees considered, among other things, management’s discussion of the different objectives, policies or restrictions that may be involved in managing the different types of accounts. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management proposed for the Fund.  The Trustees noted that none of the Advisers charged an advisory or sub-advisory fee to the Fund, and that the Adviser, Sub-Advisers or their affiliates would be compensated directly or indirectly by separately managed account program sponsors or program participants for managed account advisory services.
The Board also considered that the Adviser had entered into an expense limitation agreement with the Fund, pursuant to which the Adviser agreed to reimburse certain expenses as a means of limiting the Fund’s total annual operating expenses for a period of time. The Trustees also noted that the Adviser had agreed to enter into an expense limitation agreement with respect to the Fund until at least February 29, 2024.
The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Fund. The Trustees reviewed information provided by the Adviser as to its expected profitability. The Trustees also considered information about the allocation of expenses used to calculate profitability.
After reviewing these and related factors, including taking into account that the Fund does not pay an advisory fee, the Board concluded that the costs of the services to be provided by and the profits to be realized by the Advisers were not relevant to the approval of the Advisory Agreements because the Fund pays no advisory fees and the Adviser has agreed to reimburse the Fund’s operating expenses with certain exceptions.
Economies of Scale. The Adviser provided the Board with information concerning the extent to which economies of scale would be realized as the Fund grew. The Adviser presented information to show that the fees were set at a level that is competitive relative to comparable funds of an anticipated size and complexity. The Trustees noted that the Fund does not have breakpoints, but it is subject to an expense limitation.  The Board considered that the funds in the Aberdeen fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit the Fund to incur lower expenses than they would otherwise as stand-alone entities. The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and further enhance the quality of, its operations.
Other Factors. The Board also took into account other ancillary or “fall out” benefits that the Advisers or their affiliates may derive from its relationship with the Fund, both tangible and intangible.
After reviewing these and related factors, the Board concluded that the advisory fee and sub-advisory fee structures were reasonable and reflect economies of scale being shared between the Fund and the Adviser, and supported approval of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund.
Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreements would be in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an initial two-year period.
134	2023 Semi-Annual Report

Liquidity Risk Management Program (Unaudited)

The Funds have adopted and implemented a liquidity risk management program (the “Liquidity Program”) consistent with the requirements of Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). “Liquidity Risk” is defined as the risk that a fund could not meet redemption requests “without significant dilution of remaining investors’ interests in the fund.” abrdn Inc., the investment adviser and administrator to the Funds, has been approved and designated by the Board of Trustees (the “Board”) as the administrator of the Liquidity Program (the “Administrator”) and has retained a third party to perform certain functions, including liquidity analytics and providing market data. The Administrator has formed a Liquidity Risk Management Committee (the “Committee”) to help implement and carry out the day-to-day operations of the Liquidity Program.
As required by the Liquidity Rule, at a meeting on March 16, 2023, the Board received a written annual report on the operation and effectiveness of the Liquidity Program for the period from February 1, 2022 to January 31, 2023 (the “Reporting Period”). The annual report provided, among other items, an overview of the Liquidity Program including:
•	information regarding the Committee and the monthly discussions by the Committee of various items including, but not limited to, the following:
○	Review and analysis of appropriate liquidity categories for portfolio investments
○	Review of highly liquid investment minimum (“HLIM”) and reasonably anticipated trading sizes (“RATS”)
○	Review of current and upcoming market events, such as market closures, that may impact liquidity
○	Review of large shareholder concentrations that may impact liquidity in the event of redemption monthly liquidity reports being provided to portfolio managers
•	the monitoring and classification of portfolio holdings in four liquidity categories (including the operation of the HLIM and any breaches)
The annual report concluded that the Liquidity Program was reasonably designed to assess and manage the Funds’ Liquidity Risk pursuant to the Liquidity Rule.
There can be no assurance that the Liquidity Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s Prospectus and Statement of Additional Information for more information regarding the risks of investing in a Fund, including a Fund’s exposure to liquidity risk and other risks to which the Funds may be subject.
2023 Semi-Annual Report	135

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Management Information

Trustees
P. Gerald Malone, Chairman
Radhika Ajmera
Stephen Bird
Rahn K. Porter
Steven N. Rappaport
Warren C. Smith
Investment Adviser
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Fund Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Transfer Agent
SS&C GIDS, Inc.
430 W. 7th Street, Ste. 219534
Kansas City, MO 64105-1407
Distributor
Aberdeen Fund Distributors LLC
1900 Market Street, Suite 200
Philadelphia, PA 19103
Sub-Administrator, Custodian & Fund Accountant
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103
Fund Counsel
Dechert LLP
1900 K Street N.W.
Washington, DC 20006

abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
abrdn.us
AOE-0140-SAR

abrdn Funds
Fixed Income and Multi-Asset Series
Semi-Annual Report
April 30, 2023
abrdn Global Absolute Return Strategies Fund
Class A - CUGAX ■	Institutional Class - AGCIX■	Institutional Service Class - CGFIX■

abrdn Global High Income Fund
Class A - BJBHX ■	Institutional Class - JHYIX■

abrdn Intermediate Municipal Income Fund
Class A - NTFAX ■	Institutional Class - ABEIX■	Institutional Service Class - ABESX■

abrdn Short Duration High Yield Municipal Fund
Class A - AAHMX ■	Class C - ACHMX■	Institutional Class - AHYMX■

abrdn Ultra Short Municipal Income Fund
Class A - ATOAX ■	Class A1 - ATOBX■	Institutional Class - ATOIX■

abrdn Global Absolute Return Strategies Fund	Page 1
abrdn Global High Income Fund	Page 12
abrdn Intermediate Municipal Income Fund	Page 21
abrdn Short Duration High Yield Municipal Fund	Page 26
abrdn Ultra Short Municipal Income Fund	Page 34
Financial Statements	Page 39
Notes to Financial Statements	Page 60
Shareholder Expense Examples	Page 84
Liquidity Risk Management Program	Page 85

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at https://www.abrdn.com/en-us/investor/fund-centre/fund-literature. Please read it carefully before investing any money.
Investing in mutual funds involves risk, including possible loss of principal.
abrdn Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1900 Market Street, Suite 200, Philadelphia, PA 19103.
abrdn Inc. (AI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.
The complete schedule of portfolio holdings for each fund of abrdn Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. abrdn Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and the Funds make the information on the exhibit to Form N-PORT available to shareholders upon request without charge by calling 1-866-667-9231.
Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at https://www.abrdn.com/en-us/investor/fund-centre/fund-literature and on the Commission’s website at www.sec.gov.
Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

abrdn Global Absolute Return Strategies Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2023)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(1.14%)	(6.65%)	(0.79%)	(0.08%)
	w/SC3	(4.08%)	(9.47%)	(1.39%)	(0.38%)
Institutional Service Class[4]	w/o SC	(1.01%)	(6.38%)	(0.58%)	0.09%
Institutional Class[4]	w/o SC	(0.89%)	(6.32%)	(0.49%)	0.21%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment objective and principal investment strategies, including its 80% investment policy, effective November 15, 2019. The Fund also previously changed its investment objective and strategies effective August 15, 2016. Performance information for periods prior to November 15, 2019 does not reflect the current investment strategy. Please consult the Fund’s prospectus for more detail.
2	Not annualized
3	A 3.00% front-end sales charge was deducted. Prior to February 28, 2019 the front-end sales charge was 4.25%.
4	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of April 30, 2023)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Service Class shares of the abrdn Global Absolute Return Strategies Fund, the ICE BofA 3-Month U.S. Treasury Note Index and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The ICE BofA 3-Month U.S. Treasury Note Index is an unmanaged index tracking 3-month U.S. Treasury securities.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2023 Semi-Annual Report	1

abrdn Global Absolute Return Strategies Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2023 (Unaudited)

Asset Allocation
Certificates of Deposit	24.9%
U.S. Treasuries	23.5%
Government Bonds	20.9%
Common Stocks	17.7%
Money Market Funds	11.0%
Purchased Options	1.0%
Other Assets in Excess of Liabilities	1.0%
100.0%

Top Ten Holdings
Brazil Notas do Tesouro Nacional, Series NTNF 01/01/2027	7.8%
Italy Buoni Poliennali Del Tesoro, Series 7Y 10/15/2023	4.6%
French Republic Government Bond OAT 05/25/2023	4.5%
Japan Government Thirty Year Bond, Series 78 03/20/2053	4.0%
Mondelez International, Inc.	0.4%
Novartis AG	0.4%
Microsoft Corp.	0.4%
Procter & Gamble Co. (The)	0.3%
Medtronic PLC	0.3%
PepsiCo, Inc.	0.3%
Countries
United States	11.7%
Brazil	8.1%
France	4.8%
Japan	4.6%
Italy	4.6%
China	2.3%
Other, less than 2% each	3.5%
Short-Term Investments	59.4%
Assets in Excess of Other Liabilities	1.0%
100.0%

2	2023 Semi-Annual Report

Statement of Investments
April 30, 2023 (Unaudited)
abrdn Global Absolute Return Strategies Fund

Shares or Principal Amount		Value
COMMON STOCKS—17.7%
BRAZIL—0.3%
Materials—0.3%
Yara International ASA	2,303	$ 92,739
CANADA—0.9%
Consumer Staples—0.3%
Saputo, Inc.	3,783	97,950
Industrials—0.3%
Canadian National Railway Co.	895	106,685
Materials—0.3%
Nutrien Ltd.	1,292	89,630
Total Canada		294,265
CHINA—2.3%
Communication Services—0.2%
Kingsoft Corp. Ltd.	6,600	29,012
Tencent Holdings Ltd.	500	22,208
		51,220
Consumer Discretionary—0.4%
Alibaba Group Holding Ltd.(a)	1,700	17,975
China Meidong Auto Holdings Ltd.	10,000	15,518
H World Group Ltd., ADR(a)	496	23,262
JD.com, Inc., A Shares	800	14,278
Meituan, Class B(a)(b)	1,100	18,800
Minth Group Ltd.	8,000	23,165
Yum China Holdings, Inc.	409	25,023
		138,021
Consumer Staples—0.4%
China Mengniu Dairy Co. Ltd.(a)	24,000	96,877
Hengan International Group Co. Ltd.	5,000	22,332
Vinda International Holdings Ltd.	9,000	23,516
		142,725
Financials—0.4%
China CITIC Bank Corp. Ltd., H Shares	51,000	27,589
China Pacific Insurance Group Co. Ltd., H Shares	8,600	25,688
China Taiping Insurance Holdings Co. Ltd.	17,000	19,527
Far East Horizon Ltd.	27,000	24,290
Huatai Securities Co. Ltd., H Shares(b)	19,000	24,541
New China Life Insurance Co. Ltd., H Shares	8,600	24,627
		146,262
Health Care—0.2%
China Traditional Chinese Medicine Holdings Co. Ltd.	52,000	28,426
Shanghai Fosun Pharmaceutical Group Co. Ltd., H Shares	7,500	21,439
Wuxi Biologics Cayman, Inc.(a)(b)	3,000	17,889
		67,754
Industrials—0.4%
Air China Ltd., H Shares(a)	26,000	23,014
BOC Aviation Ltd.(b)	2,900	22,985
China Southern Airlines Co. Ltd., H Shares(a)	36,000	25,216
CRRC Corp. Ltd., H Shares	55,000	35,591
Jiangsu Expressway Co. Ltd., H Shares	24,000	24,311
		131,117
Shares or Principal Amount		Value

Information Technology—0.2%
BYD Electronic International Co. Ltd.	7,000	$ 21,229
Chinasoft International Ltd.(a)	28,000	18,666
ZTE Corp., H Shares	9,800	31,564
		71,459
Utilities—0.1%
Beijing Enterprises Holdings Ltd.	7,500	31,125
Total China		779,683
DENMARK—0.3%
Materials—0.3%
Chr Hansen Holding AS	1,281	99,700
FRANCE—0.3%
Consumer Staples—0.3%
Danone SA	1,578	104,438
HONG KONG—0.3%
Consumer Staples—0.3%
WH Group Ltd.(b)	162,500	90,470
IRELAND—0.3%
Consumer Staples—0.3%
Kerry Group PLC, Class A	972	102,375
JAPAN—0.6%
Communication Services—0.3%
KDDI Corp.	3,500	109,263
Consumer Staples—0.3%
Yakult Honsha Co. Ltd.	1,400	105,300
Total Japan		214,563
MACAO—0.1%
Consumer Discretionary—0.1%
Galaxy Entertainment Group Ltd.(a)	4,000	28,469
Sands China Ltd.(a)	6,400	22,921
		51,390
NETHERLANDS—0.3%
Consumer Staples—0.3%
Koninklijke Ahold Delhaize NV	2,891	99,406
NORWAY—0.3%
Consumer Staples—0.3%
Mowi ASA	5,371	102,475
PORTUGAL—0.3%
Consumer Staples—0.3%
Jeronimo Martins SGPS SA	4,223	106,568
SWITZERLAND—0.4%
Health Care—0.4%
Novartis AG	1,201	122,855
THAILAND—0.3%
Consumer Staples—0.3%
Charoen Pokphand Foods PCL	154,900	92,211
UNITED STATES—10.7%
Communication Services—0.6%
AT&T, Inc.	5,491	97,026
Verizon Communications, Inc.	2,605	101,152
		198,178

See accompanying Notes to Financial Statements.
2023 Semi-Annual Report	3

Statement of Investments  (continued)
April 30, 2023 (Unaudited)
abrdn Global Absolute Return Strategies Fund

	Shares or Principal Amount		Value
COMMON STOCKS (continued)
UNITED STATES (continued)
Consumer Staples—4.0%
Campbell Soup Co.		1,784	$ 96,871
Coca-Cola Co. (The)		1,765	113,225
Darling Ingredients, Inc.(a)		1,677	99,899
Dollar General Corp.		458	101,429
Ingredion, Inc.		957	101,605
Kroger Co. (The)		1,987	96,628
Lamb Weston Holdings, Inc.		950	106,219
Mondelez International, Inc., Class A		1,603	122,982
Nestle SA		878	112,638
PepsiCo, Inc.		598	114,152
Procter & Gamble Co. (The)		756	118,223
Sysco Corp.		1,241	95,234
US Foods Holding Corp.(a)		2,684	103,066
			1,382,171
Financials—1.5%
BlackRock, Inc.		145	97,324
Intercontinental Exchange, Inc.		968	105,444
Marsh & McLennan Cos., Inc.		625	112,619
PayPal Holdings, Inc.(a)		1,354	102,904
Visa, Inc., A Shares		460	107,056
			525,347
Health Care—2.4%
Abbott Laboratories		983	108,592
Bristol-Myers Squibb Co.		1,458	97,351
CVS Health Corp.		1,195	87,605
Danaher Corp.		409	96,896
Johnson & Johnson		652	106,732
Medtronic PLC		1,258	114,415
Thermo Fisher Scientific, Inc.		185	102,657
UnitedHealth Group, Inc.		214	105,307
			819,555
Industrials—0.6%
AGCO Corp.		782	96,921
John Bean Technologies Corp.		911	99,035
			195,956
Information Technology—1.3%
Accenture PLC, Class A		368	103,147
Adobe, Inc.(a)		278	104,962
Cisco Systems, Inc.		2,198	103,855
Microsoft Corp.		392	120,446
			432,410
Utilities—0.3%
NextEra Energy, Inc.		1,366	104,677
Total United States			3,658,294
Total Common Stocks			6,011,432
GOVERNMENT BONDS—20.9%
BRAZIL—7.8%
Brazil Notas do Tesouro Nacional, Series NTNF, 10.00%, 01/01/2027	BRL	13,951,000	2,652,728
FRANCE—4.5%
French Republic Government Bond OAT, 1.75%, 05/25/2023	EUR	1,399,000	1,539,980
	Shares or Principal Amount		Value

ITALY—4.6%
Italy Buoni Poliennali Del Tesoro, Series 7Y, 0.65%, 10/15/2023	EUR	1,433,000	$ 1,560,233
JAPAN—4.0%
Japan Government Thirty Year Bond, Series 78, 1.40%, 03/20/2053	JPY	180,200,000	1,357,402
Total Government Bonds			7,110,343
Total Purchased Options (see detail below)			351,871
SHORT-TERM INVESTMENTS—59.4%
CERTIFICATES OF DEPOSIT—24.9%
HONG KONG—8.3%
Bank of Montreal, 4.60%, 05/02/2023		$1,398,727	1,398,727
ING Bank NV, 4.60%, 05/02/2023		1,412,723	1,412,723
Total Hong Kong			2,811,450
NETHERLANDS—4.1%
Cooperatieve Rabobank UA, 4.75%, 05/02/2023		1,413,697	1,413,696
UNITED KINGDOM—8.3%
BNP Paribas SA, 4.65%, 05/02/2023		1,409,164	1,409,164
Credit Agricole Corporate & Investment Bank SA, 4.80%, 05/02/2023		1,413,576	1,413,576
Total United Kingdom			2,822,740
UNITED STATES—4.2%
Societe Generale SA, 4.65%, 05/01/2023		1,416,358	1,416,358
Total Certificates of Deposit			8,464,244
MONEY MARKET FUNDS—11.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.76%(c)		3,745,061	3,745,061
Total Money Market Funds			3,745,061
U.S. TREASURIES—23.5%
U.S. Treasury Bills
4.43%, 05/04/2023(d)		1,000,000	999,658
4.67%, 06/06/2023(d)		1,000,000	995,280
4.72%, 07/06/2023(d)		1,000,000	990,971
4.92%, 08/01/2023(d)		1,000,000	987,343
U.S. Treasury Notes, 1.13%, 01/15/2033(e)		4,078,521	4,038,852
Total U.S. Treasuries			8,012,104
Total Short-Term Investments			20,221,409
Total Investments (Cost $33,287,609)(f)—99.0%			33,695,055
Other Assets in Excess of Liabilities—1.0%			349,201
Net Assets—100.0%			$34,044,256

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2023.
(d)	The rate shown is the discount yield at the time of purchase.
(e)	Inflation linked security.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
AUD	Australian Dollar

See accompanying Notes to Financial Statements.
4	2023 Semi-Annual Report

Statement of Investments  (continued)
April 30, 2023 (Unaudited)
abrdn Global Absolute Return Strategies Fund

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Denmark Krone
EUR	Euro Currency
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israel Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLC	Public Limited Company
PLN	Polish Zloty
SEK	Swedish Krona
THB	Thai Baht
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

At April 30, 2023, the Fund held the following futures contracts:

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contract Positions
ICE U.S. MSCI Emerging Markets EM Index	46	6/16/2023	$2,199,366	$2,263,660	$64,294
Ultra United States Treasury Note 10 Year	61	6/21/2023	7,158,533	7,408,641	250,108
					$314,402
Short Contract Positions
ICE U.S. mini MSCI EAFE Index	(22)	6/16/2023	$(2,206,009)	$(2,364,560)	$(158,551)
S&P 500 E-Mini	(14)	6/16/2023	(2,724,499)	(2,931,950)	(207,451)
					$(366,002)
					$(51,600)

At April 30, 2023, the Fund held the following forward foreign currency contracts:

Purchase Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar
05/02/2023	JPMorgan Chase Bank N.A.	AUD	144,921	USD	96,970	$95,894	$(1,076)
05/11/2023	Goldman Sachs & Co.	AUD	390,000	USD	268,439	258,157	(10,282)
08/10/2023	Morgan Stanley & Co.	AUD	80,000	USD	52,882	53,154	272
Brazilian Real/United States Dollar
05/11/2023	Barclays Bank PLC	BRL	2,259,300	USD	429,293	452,247	22,954
05/11/2023	Barclays Bank PLC	BRL	13,470,844	USD	2,696,645	2,696,478	(167)
05/11/2023	Goldman Sachs & Co.	BRL	4,493,226	USD	852,705	899,415	46,710
06/14/2023	Barclays Bank PLC	BRL	653,000	USD	129,957	129,855	(102)
07/20/2023	Citibank N.A.	BRL	7,890,000	USD	1,536,284	1,558,506	22,222
British Pound/United States Dollar
05/11/2023	Barclays Bank PLC	GBP	100,000	USD	123,252	125,700	2,448
05/11/2023	JPMorgan Chase Bank N.A.	GBP	76,000	USD	94,646	95,532	886
05/11/2023	UBS AG	GBP	425,000	USD	524,740	534,224	9,484
05/12/2023	JPMorgan Chase Bank N.A.	GBP	288,000	USD	362,073	362,023	(50)
07/11/2023	UBS AG	GBP	733,000	USD	920,312	922,417	2,105
08/10/2023	Morgan Stanley & Co.	GBP	509,000	USD	635,149	640,810	5,661
See accompanying Notes to Financial Statements.
2023 Semi-Annual Report	5

Statement of Investments  (continued)
April 30, 2023 (Unaudited)
abrdn Global Absolute Return Strategies Fund

Purchase Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar/United States Dollar
05/11/2023	JPMorgan Chase Bank N.A.	CAD	48,505	USD	35,923	$35,809	$(114)
05/11/2023	Morgan Stanley & Co.	CAD	420,655	USD	307,928	310,543	2,615
05/11/2023	UBS AG	CAD	326,674	USD	243,043	241,162	(1,881)
05/12/2023	JPMorgan Chase Bank N.A.	CAD	665,000	USD	490,407	490,936	529
08/10/2023	Morgan Stanley & Co.	CAD	310,000	USD	227,330	229,272	1,942
Czech Koruna/United States Dollar
05/12/2023	UBS AG	CZK	2,892,000	USD	133,590	135,378	1,788
06/14/2023	Morgan Stanley & Co.	CZK	2,802,100	USD	130,837	130,983	146
Danish Krone/United States Dollar
05/11/2023	Citibank N.A.	DKK	203,056	USD	29,608	30,037	429
05/11/2023	UBS AG	DKK	956,961	USD	140,875	141,557	682
08/10/2023	UBS AG	DKK	300,000	USD	44,516	44,644	128
Euro/United States Dollar
05/11/2023	Barclays Bank PLC	EUR	3,221,869	USD	3,542,268	3,551,903	9,635
05/11/2023	Citibank N.A.	EUR	1,036,001	USD	1,107,780	1,142,125	34,345
05/11/2023	JPMorgan Chase Bank N.A.	EUR	110,000	USD	120,698	121,268	570
05/11/2023	Morgan Stanley & Co.	EUR	739,000	USD	801,981	814,700	12,719
05/11/2023	UBS AG	EUR	3,490,000	USD	3,749,481	3,847,500	98,019
05/12/2023	Citibank N.A.	EUR	246,000	USD	268,105	271,214	3,109
08/10/2023	Barclays Bank PLC	EUR	518,000	USD	572,323	573,859	1,536
Hong Kong Dollar/United States Dollar
05/11/2023	Barclays Bank PLC	HKD	837,972	USD	107,051	106,791	(260)
05/11/2023	JPMorgan Chase Bank N.A.	HKD	29,000	USD	3,708	3,696	(12)
05/11/2023	UBS AG	HKD	6,549,631	USD	834,678	834,682	4
05/11/2023	UBS AG	HKD	70,079	USD	8,945	8,931	(14)
08/10/2023	UBS AG	HKD	29,000	USD	3,710	3,710	–
Hungarian Forint/United States Dollar
05/12/2023	Citibank N.A.	HUF	46,900,000	USD	132,626	138,125	5,499
06/14/2023	UBS AG	HUF	44,490,000	USD	128,962	129,724	762
Indian Rupee/United States Dollar
05/12/2023	JPMorgan Chase Bank N.A.	INR	22,000,000	USD	266,499	269,149	2,650
05/30/2023	JPMorgan Chase Bank N.A.	INR	92,900,000	USD	1,124,085	1,135,398	11,313
Indonesian Rupiah/United States Dollar
07/14/2023	UBS AG	IDR	23,000,000,000	USD	1,541,028	1,567,188	26,160
Israeli Shekel/United States Dollar
05/11/2023	Goldman Sachs & Co.	ILS	16,000	USD	4,516	4,410	(106)
08/10/2023	Barclays Bank PLC	ILS	16,000	USD	4,416	4,427	11
Japanese Yen/United States Dollar
05/11/2023	Barclays Bank PLC	JPY	6,812,237	USD	51,060	50,068	(992)
05/11/2023	Citibank N.A.	JPY	62,000,000	USD	482,490	455,685	(26,805)
05/11/2023	HSBC Bank PLC	JPY	267,033,778	USD	2,023,083	1,962,635	(60,448)
05/11/2023	JPMorgan Chase Bank N.A.	JPY	213,068,186	USD	1,569,800	1,566,001	(3,799)
05/11/2023	Morgan Stanley & Co.	JPY	943,491	USD	7,187	6,934	(253)
05/11/2023	UBS AG	JPY	6,024,037	USD	46,073	44,275	(1,798)
05/12/2023	JPMorgan Chase Bank N.A.	JPY	53,400,000	USD	403,445	392,536	(10,909)
07/11/2023	Morgan Stanley & Co.	JPY	306,700,000	USD	2,376,877	2,275,203	(101,674)
07/13/2023	JPMorgan Chase Bank N.A.	JPY	189,000,000	USD	1,444,473	1,402,491	(41,982)
08/10/2023	JPMorgan Chase Bank N.A.	JPY	42,000,000	USD	313,745	312,990	(755)
See accompanying Notes to Financial Statements.
6	2023 Semi-Annual Report

Statement of Investments  (continued)
April 30, 2023 (Unaudited)
abrdn Global Absolute Return Strategies Fund

Purchase Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Mexican Peso/United States Dollar
05/12/2023	JPMorgan Chase Bank N.A.	MXN	2,420,000	USD	133,574	$134,340	$766
05/30/2023	Morgan Stanley & Co.	MXN	20,600,000	USD	1,105,696	1,139,357	33,661
06/14/2023	JPMorgan Chase Bank N.A.	MXN	4,750,000	USD	261,058	261,921	863
07/20/2023	Morgan Stanley & Co.	MXN	28,100,000	USD	1,517,606	1,538,568	20,962
New Zealand Dollar/United States Dollar
05/12/2023	JPMorgan Chase Bank N.A.	NZD	428,000	USD	267,815	264,661	(3,154)
Norwegian Krone/United States Dollar
05/11/2023	UBS AG	NOK	2,221,072	USD	206,851	208,506	1,655
05/11/2023	UBS AG	NOK	252,723	USD	24,283	23,725	(558)
05/12/2023	JPMorgan Chase Bank N.A.	NOK	5,130,000	USD	480,068	481,609	1,541
Polish Zloty/United States Dollar
05/12/2023	JPMorgan Chase Bank N.A.	PLN	574,000	USD	138,280	137,851	(429)
06/14/2023	JPMorgan Chase Bank N.A.	PLN	546,000	USD	131,296	130,886	(410)
South Korean Won/United States Dollar
05/11/2023	HSBC Bank PLC	KRW	1,500,000,000	USD	1,120,649	1,122,382	1,733
05/12/2023	JPMorgan Chase Bank N.A.	KRW	174,000,000	USD	129,929	130,202	273
Swiss Franc/United States Dollar
05/11/2023	HSBC Bank PLC	CHF	260,209	USD	287,659	291,383	3,724
05/11/2023	Morgan Stanley & Co.	CHF	370,000	USD	403,022	414,327	11,305
08/10/2023	HSBC Bank PLC	CHF	280,000	USD	315,945	316,700	755
Thai Baht/United States Dollar
05/11/2023	UBS AG	THB	4,344,732	USD	127,603	127,335	(268)
05/12/2023	UBS AG	THB	9,130,000	USD	268,096	267,607	(489)
						$40,603,711	$135,784
Amounts listed as “–” are $0 or round to $0.
Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
05/11/2023	HSBC Bank PLC	USD	94,600	AUD	140,000	$92,672	$1,928
05/11/2023	Morgan Stanley & Co.	USD	113,729	AUD	170,000	112,530	1,199
05/11/2023	Morgan Stanley & Co.	USD	52,679	AUD	80,000	52,955	(276)
United States Dollar/Brazilian Real
05/11/2023	Citibank N.A.	USD	90,908	BRL	461,905	92,460	(1,552)
05/11/2023	UBS AG	USD	3,815,822	BRL	19,761,466	3,955,680	(139,858)
08/10/2023	Barclays Bank PLC	USD	2,650,244	BRL	13,470,844	2,649,748	496
United States Dollar/British Pound
05/11/2023	JPMorgan Chase Bank N.A.	USD	110,689	GBP	92,000	115,644	(4,955)
05/11/2023	Morgan Stanley & Co.	USD	634,105	GBP	509,000	639,811	(5,706)
05/12/2023	JPMorgan Chase Bank N.A.	USD	356,382	GBP	288,000	362,023	(5,641)
07/11/2023	Barclays Bank PLC	USD	2,328,424	GBP	1,870,000	2,353,233	(24,809)
United States Dollar/Canadian Dollar
05/11/2023	Morgan Stanley & Co.	USD	226,926	CAD	310,000	228,853	(1,927)
05/11/2023	UBS AG	USD	361,530	CAD	485,835	358,660	2,870
05/12/2023	JPMorgan Chase Bank N.A.	USD	491,647	CAD	665,000	490,936	711
08/10/2023	Morgan Stanley & Co.	USD	308,477	CAD	420,656	311,112	(2,635)
See accompanying Notes to Financial Statements.
2023 Semi-Annual Report	7

Statement of Investments  (continued)
April 30, 2023 (Unaudited)
abrdn Global Absolute Return Strategies Fund

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Czech Koruna
05/12/2023	Morgan Stanley & Co.	USD	135,247	CZK	2,892,000	$135,378	$(131)
United States Dollar/Danish Krone
05/11/2023	UBS AG	USD	170,280	DKK	1,160,017	171,594	(1,314)
08/10/2023	UBS AG	USD	97,484	DKK	656,961	97,764	(280)
United States Dollar/Euro
05/11/2023	Barclays Bank PLC	USD	667,169	EUR	609,000	671,384	(4,215)
05/11/2023	Goldman Sachs & Co.	USD	33,804	EUR	31,130	34,319	(515)
05/11/2023	JPMorgan Chase Bank N.A.	USD	256,986	EUR	240,000	264,585	(7,599)
05/11/2023	Morgan Stanley & Co.	USD	8,405,468	EUR	7,716,740	8,507,209	(101,741)
05/12/2023	JPMorgan Chase Bank N.A.	USD	271,731	EUR	246,000	271,214	517
08/10/2023	Barclays Bank PLC	USD	3,559,745	EUR	3,221,869	3,569,302	(9,557)
United States Dollar/Hong Kong Dollar
05/11/2023	HSBC Bank PLC	USD	52,657	HKD	411,311	52,417	240
05/11/2023	UBS AG	USD	902,424	HKD	7,046,371	897,987	4,437
05/11/2023	UBS AG	USD	3,696	HKD	29,000	3,696	–
08/10/2023	UBS AG	USD	837,858	HKD	6,549,631	837,920	(62)
United States Dollar/Hungarian Forint
05/12/2023	UBS AG	USD	137,345	HUF	46,900,000	138,125	(780)
United States Dollar/Indian Rupee
05/12/2023	Goldman Sachs & Co.	USD	268,801	INR	22,000,000	269,149	(348)
05/30/2023	Morgan Stanley & Co.	USD	1,116,842	INR	92,900,000	1,135,398	(18,556)
United States Dollar/Israeli Shekel
05/11/2023	Barclays Bank PLC	USD	4,400	ILS	16,000	4,410	(10)
United States Dollar/Japanese Yen
05/11/2023	Citibank N.A.	USD	2,367,426	JPY	304,214,235	2,235,902	131,524
05/11/2023	JPMorgan Chase Bank N.A.	USD	460,135	JPY	62,000,000	455,685	4,450
05/11/2023	Morgan Stanley & Co.	USD	1,369,070	JPY	183,106,749	1,345,791	23,279
05/11/2023	UBS AG	USD	49,377	JPY	6,560,745	48,220	1,157
05/12/2023	JPMorgan Chase Bank N.A.	USD	392,760	JPY	53,400,000	392,536	224
07/11/2023	JPMorgan Chase Bank N.A.	USD	893,930	JPY	117,000,000	867,945	25,985
08/10/2023	JPMorgan Chase Bank N.A.	USD	1,591,645	JPY	213,068,186	1,587,814	3,831
United States Dollar/Mexican Peso
05/12/2023	JPMorgan Chase Bank N.A.	USD	133,889	MXN	2,420,000	134,340	(451)
05/30/2023	JPMorgan Chase Bank N.A.	USD	1,132,876	MXN	20,600,000	1,139,357	(6,481)
United States Dollar/New Taiwan Dollar
07/13/2023	HSBC Bank PLC	USD	1,440,233	TWD	43,400,000	1,420,815	19,418
07/20/2023	UBS AG	USD	2,290,391	TWD	69,000,000	2,260,722	29,669
United States Dollar/New Zealand Dollar
05/12/2023	JPMorgan Chase Bank N.A.	USD	264,341	NZD	428,000	264,661	(320)
06/14/2023	JPMorgan Chase Bank N.A.	USD	132,155	NZD	214,000	132,313	(158)
United States Dollar/Norwegian Krone
05/11/2023	Goldman Sachs & Co.	USD	247,588	NOK	2,473,796	232,231	15,357
05/12/2023	JPMorgan Chase Bank N.A.	USD	490,665	NOK	5,130,000	481,609	9,056
08/10/2023	UBS AG	USD	207,721	NOK	2,221,072	209,445	(1,724)
United States Dollar/Polish Zloty
05/12/2023	UBS AG	USD	133,383	PLN	574,000	137,851	(4,468)
United States Dollar/South African Rand
05/30/2023	Morgan Stanley & Co.	USD	1,118,103	ZAR	20,800,000	1,134,400	(16,297)
See accompanying Notes to Financial Statements.
8	2023 Semi-Annual Report

Statement of Investments  (continued)
April 30, 2023 (Unaudited)
abrdn Global Absolute Return Strategies Fund

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/South Korean Won
05/11/2023	Morgan Stanley & Co.	USD	1,160,511	KRW	1,500,000,000	$1,122,382	$38,129
05/12/2023	Citibank N.A.	USD	132,626	KRW	174,000,000	130,202	2,424
06/14/2023	JPMorgan Chase Bank N.A.	USD	131,567	KRW	175,860,000	131,815	(248)
08/10/2023	HSBC Bank PLC	USD	1,126,888	KRW	1,500,000,000	1,128,664	(1,776)
United States Dollar/Swedish Krona
07/20/2023	Morgan Stanley & Co.	USD	2,294,390	SEK	23,900,000	2,340,103	(45,713)
United States Dollar/Swiss Franc
05/11/2023	HSBC Bank PLC	USD	312,776	CHF	280,000	313,545	(769)
05/11/2023	JPMorgan Chase Bank N.A.	USD	97,996	CHF	90,000	100,782	(2,786)
05/11/2023	Morgan Stanley & Co.	USD	283,432	CHF	260,209	291,383	(7,951)
06/14/2023	JPMorgan Chase Bank N.A.	USD	133,205	CHF	118,000	132,666	539
08/10/2023	HSBC Bank PLC	USD	199,047	CHF	176,402	199,523	(476)
United States Dollar/Thai Baht
05/11/2023	Morgan Stanley & Co.	USD	132,925	THB	4,344,732	127,334	5,591
05/12/2023	UBS AG	USD	266,355	THB	9,130,000	267,607	(1,252)
06/14/2023	UBS AG	USD	395,552	THB	13,430,000	394,941	611
08/10/2023	UBS AG	USD	128,740	THB	4,344,732	128,486	254
						$50,169,238	$(99,441)
Amounts listed as “–” are $0 or round to $0.
At April 30, 2023, Fund's open forward foreign cross currency contracts were as follows:

Purchase/Sale Settlement Date	Counterparty		Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/New Zealand Dollar
05/02/2023	Goldman Sachs & Co.	AUD	5,464,555	NZD	6,020,000	$3,897,594	$3,790,721	$(106,873)
05/02/2023	Morgan Stanley & Co.	AUD	1,434,398	NZD	1,580,000	997,123	969,192	(27,931)
08/02/2023	JPMorgan Chase Bank N.A.	AUD	2,605,423	NZD	2,850,000	1,755,144	1,724,226	(30,918)
Euro/British Pound
05/12/2023	Morgan Stanley & Co.	EUR	2,638,800	GBP	2,340,000	2,899,647	2,867,478	(32,169)
New Zealand Dollar/Australian Dollar
05/02/2023	Goldman Sachs & Co.	NZD	1,710,000	AUD	1,589,796	1,077,556	1,083,053	5,497
05/02/2023	JPMorgan Chase Bank N.A.	NZD	5,890,000	AUD	5,454,080	3,659,077	3,692,490	33,413
							$14,127,160	$(158,981)
Unrealized appreciation on forward foreign currency exchange contracts								$767,377
Unrealized depreciation on forward foreign currency exchange contracts								$(890,015)

At April 30, 2023, the Fund held the following centrally cleared credit default swaps:
Expiration Date	Notional Amount	Credit Index	Fixed Rate	Implied Credit Spread*	Frequency of Payments Made	Premiums Paid (Received)	Value	Unrealized Appreciation/ (Depreciation)
Sell Protection:
06/20/2028	9,500,000	CDX.NA.IG.S40	Equal to 1.00%	0.75%	Quarterly	$45,189	$118,051	$72,862
						$45,189	$118,051	$72,862

See accompanying Notes to Financial Statements.
2023 Semi-Annual Report	9

Statement of Investments  (continued)
April 30, 2023 (Unaudited)
abrdn Global Absolute Return Strategies Fund

*	Implied credit spreads, represented in absolute terms, are utilized in determining the market value of credit default swaps agreements on corporate issues or sovereign issues and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made prior to entering into the agreement. For credit default swap with asset-backed securities or credit indices as the underlying assets, the quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

At April 30, 2023, the Fund held the following centrally cleared interest rate swaps:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Frequency of Paid Payments Made	Premiums Paid (Received)	Value	Unrealized Appreciation/ (Depreciation)
JPY	482,000,000	04/19/2033	Citigroup	Receive	12-month SOFR	0.72%	Annually	$-	$(60,235)	$(60,235)
								$-	$(60,235)	$(60,235)
AUD	7,270,000	02/17/2033	Citigroup	Pay	6-month BBSW	4.64%	Semi-annual	-	88,942	88,942
								$-	$88,942	$88,942
								$-	$28,707	$28,707
Amounts listed as “–” are $0 or round to $0.
At April 30, 2023, the Fund held the following over-the-counter total return swaps:
Currency	Notional Amount	Expiration Date	Receive (Pay) Total Return of Equity Index	Equity Index	Floating Rate Index	Frequency of Payments Made	Value	Unrealized Appreciation/ (Depreciation)
USD	1,180,956	08/17/2023	Pay	KOSPI 200 Index	1-month SOFR	Monthly	$(51,599)	$(51,599)
USD	1,566,865	10/05/2023	Pay	S&P 500 Low Volatility Index	1-month SOFR	Monthly	13,535	13,535
USD	2,192,365	09/05/2023	Receive	MSCI Daily TR World Gross Consumer Staples	1-month SOFR	Monthly	(56,277)	(56,277)
USD	3,050,337	10/02/2023	Receive	MSCI LTD World Index	1-month SOFR	Monthly	(6,661)	(6,661)
								$(101,002)
Amounts listed as “–” are $0 or round to $0.
At April 30, 2023, the Fund held the following purchased options:
Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Cost	Value	Unrealized Value
Call Options Purchased 0.1%
Index Options 0.1%
CBOE Volatility Index	08/16/2023	23.00	120	276,000	$39,180	$43,200	$4,020
Put Options Purchased 0.9%
Index Options 0.6%
S&P 500 Index	07/21/2023	4,050.00	10	4,050,000	$163,515	$73,530	$(89,985)
S&P 500 Index	07/21/2023	4,100.00	10	4,100,000	160,605	84,600	(76,005)
CBOE Volatility Index	05/17/2023	21.00	120	252,000	26,583	38,879	12,296
						$197,009	$(153,694)

See accompanying Notes to Financial Statements.
10	2023 Semi-Annual Report

Statement of Investments  (concluded)
April 30, 2023 (Unaudited)
abrdn Global Absolute Return Strategies Fund

Description	Expiration Date	Pay	Receive	Notional Amount	Cost	Value	Unrealized Value
Swaptions 0.3%
10 year Interest Rate Swap Put, expiring 09/20/2023	09/20/2023	3-month LIBOR	4.24%	7,436,106	$39,040	$24,830	$(14,210)
10 year Interest Rate Swap Put, expiring 09/21/2023	09/21/2023	3-month LIBOR	4.24%	20,231,947	98,125	46,480	(51,645)
10 year Interest Rate Swap Put, expiring 09/22/2023	09/22/2023	3-month LIBOR	4.52%	20,231,947	85,986	40,352	(45,634)
						$111,662	$(111,489)
Amounts listed as “–” are $0 or round to $0.
At April 30, 2023 the Fund held the following written options:
Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Cost	Value	Unrealized Value
Put Options Written 0.7%
Index Options 0.1%
S&P 500 Index	07/21/2023	3,650.00	(5)	(1,800,000)	$(35,767)	$(11,675)	$24,092
S&P 500 Index	07/21/2023	3,250.00	(5)	(1,625,000)	(15,593)	(4,845)	10,748
S&P 500 Index	07/21/2023	3,700.00	(5)	(1,850,000)	(33,997)	(13,375)	20,622
S&P 500 Index	07/21/2023	3,275.00	(5)	(1,637,500)	(13,698)	(5,050)	8,648
						$(34,945)	$64,110

Description	Expiration Date	Pay	Receive	Notional Amount	Cost	Value	Unrealized Value
Swaptions 0.6%
10 year Interest Rate Swap Put	09/20/2023	3-month LIBOR	4.50%	(6,127,337)	$(30,842)	$(41,784)	$(10,942)
10 year Interest Rate Swap Put	09/21/2023	3-month LIBOR	4.58%	(16,636,331)	(70,637)	(101,361)	(30,724)
10 year Interest Rate Swap Put	09/22/2023	3-month LIBOR	4.85%	(16,636,332)	(81,681)	(68,588)	13,093
						$(211,733)	$(28,573)
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
2023 Semi-Annual Report	11

abrdn Global High Income Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2023)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	6.83%	(0.60%)	1.70%	2.09%
	w/SC3	3.65%	(3.53%)	1.08%	1.78%
Institutional Class[4]	w/o SC	6.88%	(0.30%)	1.96%	2.36%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Returns prior to December 3, 2021 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Not annualized
3	A 3.00% front-end sales charge was deducted.
4	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of April 30, 2023)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn Global High Income Fund, the ICE Bank of America Global High Yield Constrained Index (Hedged to USD) and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2023. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.
The ICE Bank of America (BofA) Global High Yield Constrained Index (Hedged to USD) tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or eurobond markets but caps issuer exposure at 2%.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
12	2023 Semi-Annual Report

abrdn Global High Income Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2023 (Unaudited)

Asset Allocation
Corporate Bonds	95.3%
Short-Term Investment	2.3%
Exchange-Traded Funds	1.3%
U.S. Treasuries	0.8%
Other Assets in Excess of Liabilities	0.3%
100.0%
The following chart summarizes the composition of the Fund’s portfolio. The industries listed below may include more than one industry group. The Fund did not have more than 25% of its assets invested in any industry group.
Industries
Diversified Telecommunication Services	8.7%
Media	6.7%
Oil, Gas & Consumable Fuels	5.4%
Energy Equipment & Services	4.9%
Pharmaceutical	4.9%
Entertainment	4.4%
Chemicals	4.2%
Real Estate Investment Trust (REIT) Funds	4.1%
Commercial Services & Supplies	4.0%
Auto Parts & Equipment	3.3%
Healthcare Providers & Services	3.2%
Packaging & Containers	3.2%
Auto Manufacturers	2.9%
Aerospace & Defense	2.8%
Electric Utilities	2.8%
Commercial Banks	2.7%
Leisure Time	2.6%
Metals & Mining	2.5%
Building Materials	2.5%
Other, less than 2% each	21.6%
Short-Term Investment	2.3%
Assets in Excess of Other Liabilities	0.3%
100.0%
Top Ten Holdings
Iron Mountain, Inc. 07/15/2028	1.6%
Monitchem HoldCo 3 SA 05/01/2028	1.5%
180 Medical, Inc. 10/15/2029	1.3%
iShares iBoxx High Yield Corporate Bond ETF	1.3%
SunCoke Energy, Inc. 06/30/2029	1.1%
First Quantum Minerals Ltd. 03/01/2026	1.1%
Viatris, Inc. 06/22/2030	1.0%
NRG Energy, Inc. 02/15/2029	1.0%
Organon & Co. / Organon Foreign Debt Co-Issuer BV 04/30/2028	1.0%
CCO Holdings LLC / CCO Holdings Capital Corp. 01/15/2034	1.0%

Countries
United States	56.7%
United Kingdom	6.7%
Luxembourg	5.0%
Germany	4.2%
Netherlands	3.0%
Canada	2.9%
Spain	2.8%
Mexico	2.4%
France	2.2%
Other, less than 2% each	11.5%
Short-Term Investment	2.3%
Assets in Excess of Other Liabilities	0.3%
100.0%

2023 Semi-Annual Report	13

Statement of Investments
April 30, 2023 (Unaudited)
abrdn Global High Income Fund

	Shares or Principal Amount		Value
CORPORATE BONDS—95.3%
AUSTRIA—0.5%
Holding Companies-Diversified Operations—0.5%
Benteler International AG
9.38%, 05/15/2028(a)	EUR	240,000	$ 264,456
10.50%, 05/15/2028(a)		$200,000	200,000
			464,456
BELGIUM—0.4%
Media—0.4%
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/2028(a)		400,000	369,200
BRAZIL—1.3%
Chemicals—0.4%
Braskem Netherlands Finance BV, 4.50%, 01/10/2028(a)		425,000	388,938
Healthcare Providers & Services—0.6%
Rede D'or Finance Sarl
4.95%, 01/17/2028(a)		380,000	346,040
4.50%, 01/22/2030(a)		204,000	172,945
			518,985
Oil & Gas Services—0.3%
Guara Norte Sarl, 5.20%, 06/15/2034(a)(b)		264,976	225,685
Total Brazil			1,133,608
CANADA—2.9%
Diversified Telecommunication Services—0.6%
Rogers Communications, Inc., (fixed rate to 03/15/2027, variable rate thereafter), 5.25%, 03/15/2082(a)		589,000	532,162
Environmental Control—0.3%
GFL Environmental, Inc., 4.75%, 06/15/2029(a)		285,000	265,252
Machinery-Diversified—0.5%
Titan Acquisition Ltd. / Titan Co-Borrower LLC, 7.75%, 04/15/2026(a)		543,000	483,270
Metals & Mining—0.6%
Teck Resources Ltd., 3.90%, 07/15/2030		604,000	562,617
Oil & Gas Services—0.8%
Enerflex Ltd., 9.00%, 10/15/2027(a)		697,000	694,491
Oil, Gas & Consumable Fuels—0.1%
Baytex Energy Corp., 8.50%, 04/30/2030(a)		71,000	71,378
Total Canada			2,609,170
CHINA—0.2%
Real Estate—0.2%
Country Garden Holdings Co. Ltd., 3.13%, 10/22/2025(a)		200,000	99,813
Kaisa Group Holdings Ltd.
9.75%, 09/28/2023(a)(c)(d)		230,000	22,075
9.38%, 06/30/2024(a)(c)		495,000	47,510
Zhenro Properties Group Ltd.
	Shares or Principal Amount		Value

7.88%, 04/14/2024(a)(c)(d)		$200,000	$ 12,000
7.10%, 09/10/2024(a)(c)(d)		429,000	25,740
			207,138
COLOMBIA—0.3%
Oil, Gas & Consumable Fuels—0.3%
Ecopetrol SA, 6.88%, 04/29/2030		307,000	277,369
CZECH REPUBLIC—0.3%
Entertainment—0.3%
Allwyn Entertainment Financing UK PLC, 7.25%, 04/30/2030(a)	EUR	257,000	285,760
FRANCE—2.2%
Diversified Telecommunication Services—0.5%
Iliad Holding SASU, 6.50%, 10/15/2026(a)		$532,000	511,896
Electric Utilities—0.6%
Electricite de France SA
(fixed rate to 01/29/2025, variable rate thereafter), 5.38%, 01/29/2025(a)(e)	EUR	200,000	211,014
(fixed rate to 01/22/2026, variable rate thereafter), 5.00%, 01/22/2026(a)(e)		300,000	304,124
			515,138
Healthcare Providers & Services—0.6%
Chrome Bidco SASU, 3.50%, 05/31/2028(a)		587,000	521,614
Packaging & Containers—0.5%
Verallia SA, 1.88%, 11/10/2031(a)		500,000	444,949
Total France			1,993,597
GERMANY—4.2%
Apparel—0.5%
CT Investment GmbH, 5.50%, 04/15/2026(a)		490,000	476,316
Auto Parts & Equipment—1.7%
IHO Verwaltungs GmbH, PIK, 8.75%, 05/15/2028(a)(f)		437,996	489,433
Schaeffler AG
2.88%, 03/26/2027(a)		350,000	363,684
3.38%, 10/12/2028(a)		200,000	198,503
ZF Europe Finance BV
2.00%, 02/23/2026(a)		200,000	200,546
2.50%, 10/23/2027(a)		300,000	287,276
			1,539,442
Building Materials—0.4%
HT Troplast GmbH, 9.25%, 07/15/2025(a)		300,000	325,612
Commercial Banks—0.4%
Deutsche Bank AG
2.63%, 12/16/2024(a)	GBP	100,000	117,196
(fixed rate to 04/30/2026, variable rate thereafter), 7.13%, 04/30/2026(a)(e)		300,000	291,144
			408,340
Commercial Services & Supplies—0.5%
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/2026(a)	EUR	395,639	409,543
Machinery-Diversified—0.2%
TK Elevator Midco GmbH, 4.38%, 07/15/2027(a)		176,000	172,844

See accompanying Notes to Financial Statements.
14	2023 Semi-Annual Report

Statement of Investments  (continued)
April 30, 2023 (Unaudited)
abrdn Global High Income Fund

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
GERMANY (continued)
Pharmaceutical—0.5%
Gruenenthal GmbH
3.63%, 11/15/2026(a)	EUR	199,000	$ 206,395
4.13%, 05/15/2028(a)		230,000	231,895
			438,290
Total Germany			3,770,387
HONG KONG—0.5%
Lodging—0.5%
Melco Resorts Finance Ltd., 5.75%, 07/21/2028(a)		$534,000	463,245
INDIA—0.3%
Chemicals—0.3%
UPL Corp. Ltd., 4.63%, 06/16/2030(a)		313,000	267,994
ISRAEL—0.6%
Pharmaceutical—0.6%
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/2026		227,000	205,113
7.88%, 09/15/2029		326,000	341,374
			546,487
ITALY—1.8%
Commercial Banks—0.4%
UniCredit SpA, (fixed rate to 06/03/2023, variable rate thereafter), 6.63%, 06/03/2023(a)(e)	EUR	330,000	364,194
Commercial Services & Supplies—0.3%
Autostrade per l'Italia SpA, 2.00%, 12/04/2028(a)		250,000	239,738
Diversified Telecommunication Services—0.6%
Telecom Italia Capital SA, 6.38%, 11/15/2033		$600,000	536,385
Entertainment—0.3%
Lottomatica SpA/Roma, 6.25%, 07/15/2025(a)	EUR	200,000	222,584
Hand/Machine Tools—0.2%
IMA Industria Macchine Automatiche SpA, 3.75%, 01/15/2028(a)		231,000	221,413
Total Italy			1,584,314
LUXEMBOURG—5.0%
Biotechnology—0.5%
Cidron Aida Finco Sarl
5.00%, 04/01/2028(a)		151,000	148,540
6.25%, 04/01/2028(a)	GBP	253,000	273,263
			421,803
Chemicals—1.5%
Monitchem HoldCo 3 SA, 8.75%, 05/01/2028(a)	EUR	1,230,000	1,362,114
	Shares or Principal Amount		Value

Commercial Services & Supplies—0.8%
Albion Financing 1 SARL/Aggreko Holdings, Inc., 5.25%, 10/15/2026(a)	EUR	246,000	$ 249,117
Albion Financing 2Sarl, 8.75%, 04/15/2027(a)		$519,000	450,960
			700,077
Diversified Telecommunication Services—1.3%
Altice France Holding SA, 8.00%, 05/15/2027(a)	EUR	533,000	418,564
Matterhorn Telecom SA, 3.13%, 09/15/2026(a)		712,000	720,720
			1,139,284
Energy-Alternate Sources—0.5%
Cullinan Holdco Scsp, 4.63%, 10/15/2026(a)		462,000	443,677
Entertainment—0.0%
LHMC Finco 2 Sarl, PIK, 7.25%, 10/02/2025(a)(f)		12,166	12,534
Machinery-Diversified—0.0%
Galapagos SA, 5.38%, 06/15/2049(a)(c)(g)(h)		60,500	–
Media—0.4%
Altice Financing SA, 5.75%, 08/15/2029(a)		$449,000	358,146
Total Luxembourg			4,437,635
MEXICO—2.4%
Building Materials—0.5%
Cemex SAB de CV, (fixed rate to 03/14/2028, variable rate thereafter), 9.13%, 03/14/2025(a)(e)		497,000	493,522
Chemicals—0.2%
Braskem Idesa SAPI, 6.99%, 02/20/2032(a)		200,000	143,100
Diversified Telecommunication Services—0.7%
Sixsigma Networks Mexico SA de CV, 7.50%, 05/02/2025(a)		750,000	636,944
Oil, Gas & Consumable Fuels—1.0%
Petroleos Mexicanos, 5.35%, 02/12/2028		1,030,000	855,476
Total Mexico			2,129,042
NETHERLANDS—3.0%
Chemicals—0.3%
OCI NV, 3.63%, 10/15/2025(a)	EUR	247,500	265,534
Commercial Banks—0.4%
Stichting AK Rabobank Certificaten, 6.50%, 12/29/2049(a)(e)(i)		355,750	371,911
Home Furnishings—0.3%
Nobel Bidco BV, 3.13%, 06/15/2028(a)		340,000	276,042
Media—1.6%
Summer BidCo BV, PIK, 9.00%, 11/15/2025(a)(f)		367,063	338,336
UPC Holding BV, 5.50%, 01/15/2028(a)		$400,000	358,000
UPCB Finance VII Ltd., 3.63%, 06/15/2029(a)	EUR	200,000	191,239
VZ Vendor Financing II BV, 2.88%, 01/15/2029(a)		582,000	502,669
			1,390,244

See accompanying Notes to Financial Statements.
2023 Semi-Annual Report	15

Statement of Investments  (continued)
April 30, 2023 (Unaudited)
abrdn Global High Income Fund

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
NETHERLANDS (continued)
Packaging & Containers—0.4%
Trivium Packaging Finance BV, 5.50%, 08/15/2026(a)		$383,000	$ 371,837
Total Netherlands			2,675,568
NIGERIA—0.8%
Engineering & Construction—0.8%
IHS Netherlands Holdco BV, 8.00%, 09/18/2027(a)		760,000	667,812
PANAMA—0.4%
Diversified Telecommunication Services—0.4%
C&W Senior Financing DAC, 6.88%, 09/15/2027(a)		436,000	381,500
REPUBLIC OF IRELAND—0.5%
Commercial Services & Supplies—0.5%
Cimpress PLC, 7.00%, 06/15/2026		549,000	459,634
SLOVENIA—0.1%
Internet—0.1%
United Group BV, 5.25%, 02/01/2030(a)	EUR	123,000	101,108
SOUTH AFRICA—0.3%
Diversified Telecommunication Services—0.3%
Liquid Telecommunications Financing PLC, 5.50%, 09/04/2026(a)		$384,000	228,480
SPAIN—2.8%
Commercial Banks—1.1%
Banco Bilbao Vizcaya Argentaria SA, (fixed rate to 03/05/2025, variable rate thereafter), Series 9, 6.50%, 03/05/2025(e)		600,000	547,158
Banco de Sabadell SA, (fixed rate to 06/16/2027, variable rate thereafter), FRN, 0.88%, 06/16/2028(a)	EUR	200,000	181,703
Unicaja Banco SA, (fixed rate to 11/05/2026, variable rate thereafter), FRN, 7.25%, 11/15/2027(a)(j)		200,000	222,827
			951,688
Diversified Telecommunication Services—1.1%
Lorca Telecom Bondco SA, 4.00%, 09/18/2027(a)		500,000	505,833
Telefonica Europe BV, (fixed rate to 06/22/2026, variable rate thereafter), Series ., 3.88%, 06/22/2026(a)(e)		500,000	508,372
			1,014,205
Engineering & Construction—0.5%
Cellnex Finance Co. SA
1.00%, 09/15/2027(a)		100,000	96,069
1.50%, 06/08/2028(a)		100,000	96,101
2.00%, 09/15/2032(a)		300,000	262,284
			454,454
	Shares or Principal Amount		Value

Entertainment—0.1%
Cirsa Finance International Sarl, 6.25%, 12/20/2023(a)	EUR	72,397	$ 79,475
Total Spain			2,499,822
SWEDEN—1.0%
Commercial Services & Supplies—0.7%
Verisure Holding AB, 3.25%, 02/15/2027(a)		333,000	321,635
Verisure Midholding AB, 5.25%, 02/15/2029(a)		275,000	243,933
			565,568
Diversified Financial Services—0.3%
Intrum AB, 4.88%, 08/15/2025(a)		300,000	298,141
Total Sweden			863,709
SWITZERLAND—0.7%
Chemicals—0.7%
Consolidated Energy Finance SA, 5.63%, 10/15/2028(a)		$652,000	573,095
TURKEY—0.4%
Diversified Telecommunication Services—0.4%
Turk Telekomunikasyon AS, 4.88%, 06/19/2024(a)		410,000	389,131
UNITED KINGDOM—6.7%
Aerospace & Defense—0.8%
Rolls-Royce PLC, 4.63%, 02/16/2026(a)	EUR	680,000	734,247
Commercial Banks—0.5%
HSBC Bank Capital Funding Sterling 1 LP, (fixed rate to 11/05/2031, variable rate thereafter), FRN, 5.84%, 11/05/2031(a)(e)	GBP	320,000	413,927
Diversified Financial Services—0.5%
Jerrold Finco PLC
4.88%, 01/15/2026(a)		134,000	147,436
5.25%, 01/15/2027(a)		306,000	327,735
			475,171
Diversified Telecommunication Services—0.7%
TalkTalk Telecom Group Ltd., 3.88%, 02/20/2025(a)		188,000	180,726
Vodafone Group PLC, (fixed rate to 07/03/2024, variable rate thereafter), 6.25%, 10/03/2078(a)		$460,000	448,500
			629,226
Entertainment—0.7%
Pinewood Finance Co. Ltd., 3.25%, 09/30/2025(a)	GBP	500,000	588,159
Food Products—0.5%
Bellis Acquisition Co. PLC
3.25%, 02/16/2026(a)		278,000	286,489
4.50%, 02/16/2026(a)		106,000	111,734
			398,223
Media—0.7%
Virgin Media Vendor Financing Notes III DAC

See accompanying Notes to Financial Statements.
16	2023 Semi-Annual Report

Statement of Investments  (continued)
April 30, 2023 (Unaudited)
abrdn Global High Income Fund

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
UNITED KINGDOM (continued)
4.88%, 07/15/2028(a)	GBP	544,000	$ 560,225
4.88%, 07/15/2028(a)		100,000	102,983
			663,208
Oil, Gas & Consumable Fuels—0.6%
Ithaca Energy North Sea PLC, 9.00%, 07/15/2026(a)		$581,000	559,288
Pharmaceutical—1.3%
180 Medical, Inc., 3.88%, 10/15/2029(a)		1,345,000	1,197,797
Water Utility—0.4%
Thames Water Kemble Finance PLC, 4.63%, 05/19/2026(a)	GBP	300,000	331,755
Total United Kingdom			5,991,001
UNITED STATES—54.6%
Advertising—0.7%
Summer BC Bidco B LLC, 5.50%, 10/31/2026(a)		$721,000	605,159
Aerospace & Defense—2.0%
Howmet Aerospace, Inc.
6.88%, 05/01/2025		43,000	44,286
3.00%, 01/15/2029		455,000	408,318
5.95%, 02/01/2037		804,000	818,120
TransDigm, Inc., 6.75%, 08/15/2028(a)		517,000	525,034
			1,795,758
Agriculture—1.0%
Darling Ingredients, Inc., 6.00%, 06/15/2030(a)		461,000	456,051
Turning Point Brands, Inc., 5.63%, 02/15/2026(a)		503,000	460,245
			916,296
Apparel—0.3%
Wolverine World Wide, Inc., 4.00%, 08/15/2029(a)		282,000	234,412
Auto Manufacturers—3.0%
Ford Motor Co.
9.63%, 04/22/2030		422,000	490,727
6.10%, 08/19/2032		558,000	532,154
Ford Motor Credit Co. LLC
4.54%, 03/06/2025	GBP	162,000	194,654
4.95%, 05/28/2027		$364,000	344,232
7.35%, 11/04/2027		704,000	723,924
2.90%, 02/16/2028		396,000	342,790
			2,628,481
Auto Parts & Equipment—1.7%
Adient Global Holdings Ltd.
3.50%, 08/15/2024(a)	EUR	41,645	45,024
7.00%, 04/15/2028(a)		$79,000	81,009
8.25%, 04/15/2031(a)		326,000	333,925
Clarios Global LP / Clarios US Finance Co., 6.75%, 05/15/2028(a)		219,000	219,848
Goodyear Europe BV, 2.75%, 08/15/2028(a)	EUR	352,000	322,726
Goodyear Tire & Rubber Co. (The)
9.50%, 05/31/2025		$285,000	291,761
	Shares or Principal Amount		Value

5.00%, 07/15/2029		$115,000	$ 101,655
5.25%, 07/15/2031		152,000	131,100
			1,527,048
Building Materials—1.5%
Builders FirstSource, Inc., 4.25%, 02/01/2032(a)		273,000	239,197
MIWD Holdco II LLC / MIWD Finance Corp., 5.50%, 02/01/2030(a)		641,000	538,440
New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/2028(a)		672,000	601,440
			1,379,077
Chemicals—0.9%
ASP Unifrax Holdings, Inc., 5.25%, 09/30/2028(a)		272,000	224,134
Celanese US Holdings LLC
6.17%, 07/15/2027		386,000	390,728
6.38%, 07/15/2032		162,000	164,287
			779,149
Coal—1.1%
SunCoke Energy, Inc., 4.88%, 06/30/2029(a)		1,153,000	1,003,859
Commercial Services & Supplies—1.2%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.38%, 03/01/2029(a)		321,000	291,184
Neptune Bidco US, Inc., 9.29%, 04/15/2029(a)		486,000	457,447
Sabre GLBL, Inc., 11.25%, 12/15/2027(a)		380,000	333,925
			1,082,556
Computers & Peripherals—0.4%
McAfee Corp., 7.38%, 02/15/2030(a)		465,000	385,996
Diversified Financial Services—0.6%
Encore Capital Group, Inc., 4.88%, 10/15/2025(a)	EUR	500,000	502,968
Diversified Telecommunication Services—1.9%
Frontier Communications Holdings LLC
6.00%, 01/15/2030(a)		$152,000	116,267
8.75%, 05/15/2030(a)		256,000	253,210
8.63%, 03/15/2031(a)		57,000	55,540
Level 3 Financing, Inc., 10.50%, 05/15/2030(a)		397,000	380,049
Sprint Capital Corp.
6.88%, 11/15/2028		169,000	182,196
8.75%, 03/15/2032		563,000	688,164
			1,675,426
Electric Utilities—2.3%
NRG Energy, Inc.
3.38%, 02/15/2029(a)		1,035,000	876,432
3.63%, 02/15/2031(a)		241,000	195,086
7.00%, 03/15/2033(a)		150,000	155,628
Talen Energy Supply LLC, 8.63%, 06/01/2030(a)		156,000	156,000
Vistra Operations Co. LLC
5.63%, 02/15/2027(a)		504,000	491,550
4.38%, 05/01/2029(a)		221,000	197,587
			2,072,283

See accompanying Notes to Financial Statements.
2023 Semi-Annual Report	17

Statement of Investments  (continued)
April 30, 2023 (Unaudited)
abrdn Global High Income Fund

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
Energy Equipment & Services—4.8%
Cheniere Energy Partners LP
4.50%, 10/01/2029		$831,000	$ 781,835
4.00%, 03/01/2031		177,000	158,313
EnLink Midstream LLC, 6.50%, 09/01/2030(a)		597,000	603,072
EnLink Midstream Partners LP, 5.45%, 06/01/2047		300,000	250,500
ITT Holdings LLC, 6.50%, 08/01/2029(a)		688,000	571,226
Venture Global Calcasieu Pass LLC
3.88%, 08/15/2029(a)		255,000	229,041
6.25%, 01/15/2030(a)		106,000	107,485
4.13%, 08/15/2031(a)		643,000	569,603
3.88%, 11/01/2033(a)		410,000	345,720
Western Midstream Operating LP
3.95%, 06/01/2025		263,000	253,284
4.65%, 07/01/2026		156,000	151,663
6.15%, 04/01/2033		289,000	293,858
			4,315,600
Entertainment—3.0%
Affinity Interactive, 6.88%, 12/15/2027(a)		727,000	653,928
Caesars Entertainment, Inc., 7.00%, 02/15/2030(a)		18,000	18,161
CCM Merger, Inc., 6.38%, 05/01/2026(a)		511,000	499,502
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 6.50%, 10/01/2028		499,000	493,034
International Game Technology PLC, 3.50%, 06/15/2026(a)	EUR	547,000	584,657
Six Flags Theme Parks, Inc., 7.00%, 07/01/2025(a)		$372,000	376,553
			2,625,835
Environmental Control—0.4%
Clean Harbors, Inc.
4.88%, 07/15/2027(a)		237,000	229,421
6.38%, 02/01/2031(a)		129,000	131,611
			361,032
Healthcare Providers & Services—1.9%
HCA, Inc., 5.63%, 09/01/2028		588,000	600,227
IQVIA, Inc., 1.75%, 03/15/2026(a)	EUR	315,000	319,953
Tenet Healthcare Corp.
4.63%, 07/15/2024		$520,000	515,530
6.13%, 10/01/2028		154,000	149,412
6.13%, 06/15/2030(a)		111,000	109,791
			1,694,913
Home Builders—0.5%
Adams Homes, Inc., 7.50%, 02/15/2025(a)		443,000	417,706
Home Furnishings—0.6%
Tempur Sealy International, Inc., 3.88%, 10/15/2031(a)		614,000	509,042
Internet—1.0%
Netflix, Inc.
	Shares or Principal Amount		Value

4.63%, 05/15/2029	EUR	341,000	$ 383,851
6.38%, 05/15/2029		$465,000	502,432
			886,283
Iron/Steel—0.2%
Cleveland-Cliffs, Inc., 6.75%, 04/15/2030(a)		213,000	207,033
Leisure Time—2.8%
Carnival Corp., 6.00%, 05/01/2029(a)		374,000	293,552
MajorDrive Holdings IV LLC, 6.38%, 06/01/2029(a)		683,000	539,570
NCL Corp. Ltd.
5.88%, 02/15/2027(a)		299,000	282,040
8.38%, 02/01/2028(a)		115,000	115,688
7.75%, 02/15/2029(a)		325,000	275,191
Royal Caribbean Cruises Ltd.
11.50%, 06/01/2025(a)		209,000	221,801
5.50%, 04/01/2028(a)		271,000	238,967
Viking Cruises Ltd., 13.00%, 05/15/2025(a)		465,000	489,412
			2,456,221
Lodging—0.6%
Travel & Leisure Co., 4.63%, 03/01/2030(a)		590,000	508,875
Machinery-Diversified—0.5%
Chart Industries, Inc.
7.50%, 01/01/2030(a)		333,000	342,990
9.50%, 01/01/2031(a)		92,000	97,405
			440,395
Media—3.5%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25%, 02/01/2031(a)		935,000	765,775
4.25%, 01/15/2034(a)		1,126,000	857,720
CSC Holdings LLC
6.50%, 02/01/2029(a)		296,000	247,140
5.75%, 01/15/2030(a)		519,000	264,869
DISH Network Corp., 11.75%, 11/15/2027(a)		466,000	440,204
Univision Communications, Inc., 7.38%, 06/30/2030(a)		603,000	578,594
			3,154,302
Metals & Mining—0.8%
Novelis Corp., 3.25%, 11/15/2026(a)		769,000	703,992
Oil & Gas Services—0.7%
Weatherford International Ltd., 8.63%, 04/30/2030(a)		606,000	617,284
Oil, Gas & Consumable Fuels—3.3%
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 02/01/2029(a)		539,000	503,565
Noble Finance II LLC, 8.00%, 04/15/2030(a)		389,000	398,344
Occidental Petroleum Corp.
6.63%, 09/01/2030		298,000	318,115
6.45%, 09/15/2036		578,000	613,402
Southwestern Energy Co., 4.75%, 02/01/2032		788,000	694,823
Viper Energy Partners LP, 5.38%, 11/01/2027(a)		435,000	420,493
			2,948,742

See accompanying Notes to Financial Statements.
18	2023 Semi-Annual Report

Statement of Investments  (continued)
April 30, 2023 (Unaudited)
abrdn Global High Income Fund

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
Packaging & Containers—2.3%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 6.00%, 06/15/2027(a)		$620,000	$ 616,934
Ball Corp.
2.88%, 08/15/2030		152,000	127,342
3.13%, 09/15/2031		316,000	263,181
Graphic Packaging International LLC
2.63%, 02/01/2029(a)	EUR	114,000	109,540
3.50%, 03/01/2029(a)		$375,000	332,095
3.75%, 02/01/2030(a)		666,000	595,354
Trident TPI Holdings, Inc., 12.75%, 12/31/2028(a)		11,000	11,265
			2,055,711
Pharmaceutical—2.6%
Organon & Co. / Organon Foreign Debt Co-Issuer BV, 2.88%, 04/30/2028(a)	EUR	908,000	864,416
Perrigo Finance Unlimited Co., 4.40%, 06/15/2030		$545,000	491,861
Viatris, Inc., 2.70%, 06/22/2030		1,132,000	922,284
			2,278,561
Real Estate Investment Trust (REIT) Funds—4.0%
GLP Capital, LP/GLP Financing II, Inc. REIT, 5.75%, 06/01/2028		541,000	532,493
Iron Mountain, Inc., 5.00%, 07/15/2028(a)		1,537,000	1,446,662
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
7.50%, 06/01/2025(a)		137,000	137,685
4.88%, 05/15/2029(a)		491,000	424,715
Starwood Property Trust, Inc., 3.63%, 07/15/2026(a)		471,000	405,550
Uniti Group LP / Uniti Group Finance Inc / CSL Capital LLC, 10.50%, 02/15/2028(a)		674,000	644,949
			3,592,054
Retail—1.7%
Academy Ltd., 6.00%, 11/15/2027(a)		593,000	582,442
Macy's Retail Holdings LLC, 5.88%, 04/01/2029(a)		308,000	282,137
Staples, Inc., 7.50%, 04/15/2026(a)		737,000	621,539
			1,486,118
Software—0.8%
Consensus Cloud Solutions, Inc.
6.00%, 10/15/2026(a)		215,000	197,683
6.50%, 10/15/2028(a)		607,000	531,125
			728,808
Total United States			48,576,975
ZAMBIA—1.1%
Metals & Mining—1.1%
First Quantum Minerals Ltd., 6.88%, 03/01/2026(a)		977,000	959,238
Total Corporate Bonds			84,906,475
Shares or Principal Amount		Value
EXCHANGE-TRADED FUNDS—1.3%
iShares iBoxx High Yield Corporate Bond ETF	15,083	$ 1,136,655
Total Exchange-Traded Funds		1,136,655
U.S. TREASURIES—0.8%
U.S. Treasury Note, 3.88%, 12/31/2029	$650,000	664,574
Total U.S. Treasuries		664,574
SHORT-TERM INVESTMENT—2.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.76%(k)	2,096,752	2,096,752
Total Short-Term Investment		2,096,752
Total Investments (Cost $95,824,514)(l)—99.7%		88,804,456
Other Assets in Excess of Liabilities—0.3%		248,713
Net Assets—100.0%		$89,053,169
Amounts listed as “–” are $0 or round to $0.
(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Sinkable security.
(c)	Security is in default.
(d)	Illiquid security.
(e)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(h)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.00% of net assets as of April 30, 2023.
(i)	Step bond. Rate disclosed is as of April 30, 2023.
(j)	Variable or Floating Rate security. Rate disclosed is as of April 30, 2023.
(k)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2023.
(l)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange-Traded Fund
EUR	Euro Currency
FRN	Floating Rate Note
GBP	British Pound Sterling
PIK	Payment-In-Kind
PLC	Public Limited Company
REIT	Real Estate Investment Trust
USD	U.S. Dollar

See accompanying Notes to Financial Statements.
2023 Semi-Annual Report	19

Statement of Investments  (concluded)
April 30, 2023 (Unaudited)
abrdn Global High Income Fund

At April 30, 2023, the Fund held the following forward foreign currency contracts:

Purchase Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
British Pound/United States Dollar
07/19/2023	Morgan Stanley & Co.	GBP	109,964	USD	136,935	$138,405	$1,470
Euro/United States Dollar
07/19/2023	Royal Bank of Canada	EUR	125,300	USD	139,038	138,664	(374)
						$277,069	$1,096

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/British Pound
07/19/2023	Royal Bank of Canada	USD	4,104,725	GBP	3,302,589	$4,156,768	$(52,043)
United States Dollar/Euro
07/19/2023	Deutsche Bank AG	USD	285,262	EUR	257,310	284,753	509
07/19/2023	Royal Bank of Canada	USD	17,120,092	EUR	15,524,628	17,180,363	(60,271)
						$21,621,884	$(111,805)
Unrealized appreciation on forward foreign currency exchange contracts							$1,979
Unrealized depreciation on forward foreign currency exchange contracts							$(112,688)

See accompanying Notes to Financial Statements.
20	2023 Semi-Annual Report

abrdn Intermediate Municipal Income Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2023)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	5.40%	0.73%	0.98%	1.12%
	w/SC3	2.74%	(1.77%)	0.47%	0.86%
Institutional Service Class[4]	w/o SC	5.55%	1.02%	1.25%	1.38%
Institutional Class[4]	w/o SC	5.55%	1.13%	1.25%	1.38%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategy effective February 28, 2019. Performance information for periods prior to February 28, 2019 does not reflect such investment policy.
2	Not annualized
3	A 2.50% front-end sales charge was deducted. Prior to February 28, 2019 the front-end sales charge was 4.25%
4	Not subject to any sales charge. Returns before the first offering of the Institutional Class and Institutional Service Class shares (February 25, 2013) are based on the previous performance of Class D shares. Returns of each class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class, and Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Institutional Service Class, and Institutional Class shares would only differ to the extent of the differences in expenses of the classes.
Performance of a $10,000 Investment*(as of April 30, 2023)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn Intermediate Municipal Income Fund, the ICE BofA Merrill
Lynch 1-22 Year U.S. Municipal Securities Index and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The ICE BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index is a subset of the ICE BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 22 years, calculated on a total return basis. The ICE BofA U.S. Municipal Securities Index tracks the performance of U.S. dollar-denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2023 Semi-Annual Report	21

abrdn Intermediate Municipal Income Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2023 (Unaudited)

Asset Allocation
Municipal Bonds	98.7%
Short-Term Investment	0.1%
Other Assets in Excess of Liabilities	1.2%
100.0%

Top Ten Holdings
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A 11/01/2032	8.3%
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A 12/15/2034	4.6%
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B 07/01/2027	2.8%
County of Meade, Kentucky (Nucor Steel Brandenburg Project) Series 2021A-1 Industrial Building Revenue Bonds, AMT, VRDN, Series A-1 08/01/2061	2.5%
Metropolitan Transportation Authority Revenue Bonds, Series C-1 11/15/2027	2.5%
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A 05/15/2023	2.5%
Connecticut State Health & Educational Facilities Authority Revenue Bonds (Masonicare Corp Obligated Group), Series F 07/01/2027	2.4%
Ohio Higher Educational Facility Commission Revenue Bonds 07/01/2030	2.3%
Hudson Yards Infrastructure Corp. Revenue Bonds, Series A 02/15/2042	2.2%
California Community Choice Financing Authority Revenue Bonds (Clean Energy Project), Series C 01/01/2054	2.2%
States
New York	17.3%
Texas	12.6%
Mississippi	8.3%
Florida	7.2%
California	6.0%
New Jersey	5.9%
Wisconsin	4.8%
Pennsylvania	4.7%
Ohio	3.8%
Michigan	3.7%
Kentucky	3.6%
Connecticut	3.3%
Tennessee	2.9%
South Carolina	2.2%
Other, less than 2% each	12.4%
Short-Term Investment	0.1%
Assets in Excess of Other Liabilities	1.2%
100.0%

22	2023 Semi-Annual Report

Statement of Investments
April 30, 2023 (Unaudited)
abrdn Intermediate Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS —98.7%
ARIZONA—0.2%
The Industrial Developement Authority Of The County Of Maricopa Education Revenue Bonds (Legacy Traditional Schools Projects), Series B, 5.00%, 07/01/2049(a)	$100,000	$ 88,921
CALIFORNIA—6.0%
Bay Area Toll Authority Revenue Bonds, Series A, 2.95%, 04/01/2047(b)	335,000	329,698
California Community Choice Financing Authority Revenue Bonds (Clean Energy Project), Series C, 5.25%, 01/01/2054(b)	1,000,000	1,043,988
Los Angeles Community College District General Obligation Unlimited Bonds, Series I, 4.00%, 08/01/2029	400,000	420,823
M-S-R Energy Authority Gas Revenue Bonds
Series A, 6.50%, 11/01/2039	500,000	586,038
Series B, 6.13%, 11/01/2029	440,000	473,400
Total California		2,853,947
COLORADO—0.3%
Colorado Educational & Cultural Facilities Authority Revenue Bonds (Aspen View Academy), 4.00%, 05/01/2041	170,000	148,185
CONNECTICUT—3.3%
Connecticut State Health & Educational Facilities Authority Revenue Bonds (Masonicare Corp Obligated Group), Series F, 5.00%, 07/01/2027	1,135,000	1,140,855
State Of Connecticut General Obligation Bonds, Series B, 3.00%, 06/01/2040	500,000	433,283
Total Connecticut		1,574,138
DISTRICT OF COLUMBIA—1.2%
Washington Convention & Sports Authority Revenue Bonds, Series A, 5.00%, 10/01/2030	500,000	546,138
FLORIDA—7.2%
City of Lakeland Revenue Bonds, Series B, AMT, 5.00%, 10/01/2028	565,000	629,400
Florida Development Finance Corp. Revenue Bonds (Glenridge On Palmer Ranch), 5.00%, 06/01/2035	225,000	207,852
Florida Development Finance Corp. Revenue Bonds (Global Outreach Charter AC), Series A, 4.00%, 06/30/2041(a)	765,000	616,772
Florida Development Finance Corp. Revenue Bonds (Imagine School at Broward), Series A, 5.00%, 12/15/2039(a)	500,000	513,563
Palm Beach County Educational Facilities Authority Revenue Bonds (Palm Beach Atlantic University, Inc.)
4.00%, 10/01/2027	260,000	261,851
4.00%, 10/01/2028	270,000	272,995
Palm Beach County Revenue Bonds (Provident Group - LU Properties LLC - LYNN University Housing Project), Series A, 5.00%, 06/01/2057(a)	600,000	514,073
Shares or Principal Amount		Value

Polk County Industrial Development Authority Revenue Bonds (Carpenter's Home Estates, Inc. Project), Series A, 5.00%, 01/01/2039	$160,000	$ 147,861
Volusia County Educational Facility Authority Revenue Bonds, Series B, 5.00%, 10/15/2023	250,000	251,770
Total Florida		3,416,137
GEORGIA—1.1%
Main Street Natural Gas, Inc. Revenue Bonds
Series A, 5.00%, 05/15/2035	250,000	263,362
Series B, 5.00%, 06/01/2026	250,000	256,494
Total Georgia		519,856
HAWAII—1.3%
City & County Honolulu HI Wastewater System Revenue Bonds, Series A, 5.00%, 07/01/2047	560,000	594,738
KENTUCKY—3.6%
County of Meade, Kentucky (Nucor Steel Brandenburg Project) Series 2021A-1 Industrial Building Revenue Bonds, AMT, VRDN, Series A-1, 4.81%, 08/01/2061(b)	1,200,000	1,200,000
Kentucky Public Energy Authority Revenue Bonds, Series A, 4.00%, 04/01/2048(b)	500,000	500,444
Total Kentucky		1,700,444
LOUISIANA—1.8%
Louisiana Public Facilities Authority Revenue Bonds, (Pre-refunded @ $100.000000, 05/15/2026), 3.00%, 05/15/2031	10,000	10,031
New Orleans Aviation Board Revenue Bonds (Louis Armstrong International Airport), (AGM), 5.00%, 01/01/2028	500,000	551,152
New Orleans Aviation Board Revenue Bonds (Parking Facilities Corp.), (AGM), Series B, 5.00%, 10/01/2027	250,000	273,524
Total Louisiana		834,707
MASSACHUSETTS—1.7%
Massachusetts Development Finance Agency Revenue Bonds (Massachusetts Seven Hills Foundation & Affiliates Issue), 5.00%, 09/01/2031	270,000	281,947
Massachusetts Development Finance Agency Revenue Bonds (Wellforce Obligated Group), Series A, 5.00%, 07/01/2036	500,000	512,662
Total Massachusetts		794,609
MICHIGAN—3.7%
Flint Hospital Building Authority Revenue Bonds
4.00%, 07/01/2035	1,000,000	975,345
4.00%, 07/01/2038	750,000	682,420
Michigan Finance Authority Revenue Bonds (Cesar Chavez Academy), 3.25%, 02/01/2024	90,000	88,984
Total Michigan		1,746,749

See accompanying Notes to Financial Statements.
2023 Semi-Annual Report	23

Statement of Investments  (continued)
April 30, 2023 (Unaudited)
abrdn Intermediate Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
MISSISSIPPI—8.3%
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A, 5.15%, 11/01/2032(b)	$3,940,000	$ 3,940,000
MISSOURI—0.3%
State Health & Educational Facilities Authority Revenue Bond (Bethesda Health Group, Inc.), 4.00%, 08/01/2036	165,000	143,614
NEW HAMPSHIRE—1.1%
New Hampshire Health & Education Facilities Authority Revenue Bonds (Dartmouth College)
Series A, 5.00%, 08/01/2035	250,000	265,427
Series A, 5.00%, 08/01/2036	245,000	258,542
Total New Hampshire		523,969
NEW JERSEY—5.9%
New Jersey Educational Facilities Authority Revenue Bonds (The College of New Jersey)
(Pre-refunded @ $100, 07/01/2026), Series F, 4.00%, 07/01/2033	70,000	72,757
Series F, 4.00%, 07/01/2033	30,000	30,584
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A, 5.00%, 12/15/2034	2,000,000	2,173,876
Newark Housing Authority Revenue Bonds (Newark Redevelopment Project), 4.00%, 01/01/2037	500,000	507,070
Total New Jersey		2,784,287
NEW YORK—17.3%
Build NYC Resource Corp. Revenue Bonds (Classical Charter Schools Project), Series A, 4.75%, 06/15/2053	850,000	827,323
Build NYC Resource Corporation Revenue Bonds (Kipp NYC Public School Facilities - Canal West Project), 5.25%, 07/01/2052	100,000	102,798
City of Elmira General Obligation Limited Bonds
5.00%, 07/01/2025(a)	85,000	87,852
5.00%, 07/01/2033(a)	625,000	669,144
City of Poughkeepsie General Obligation Limited Bonds, 5.00%, 06/01/2031	145,000	151,829
Hudson Yards Infrastructure Corp. Revenue Bonds, Series A, 5.00%, 02/15/2042	1,000,000	1,056,280
Metropolitan Transportation Authority Revenue Bonds
Series A-1, 5.00%, 11/15/2027	695,000	723,131
Series C-1, 5.00%, 11/15/2027	1,150,000	1,190,170
Nassau County Local Economic Assistance Corp. Revenue Bonds (Catholic Health Services), 5.00%, 07/01/2030	1,000,000	1,021,124
New York City Water & Sewer System Revenue Bonds, Series EE, 5.00%, 06/15/2037	295,000	318,045
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A, 5.50%, 05/15/2023	1,160,000	1,160,917
Shares or Principal Amount		Value

New York Transportation Development Corp. Revenue Bonds, AMT, 4.00%, 10/31/2034	$250,000	$ 248,234
Port Authority of New York & New Jersey Revenue Bonds, 5.00%, 10/15/2042	560,000	596,889
Total New York		8,153,736
OHIO—3.8%
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Assets-Backed Revenue Bonds, Series B-2, 5.00%, 06/01/2055	610,000	568,571
Ohio Air Quality Development Authority Revenue Bonds (Ohio Valley Electric Corp. Project), Series A, 3.25%, 09/01/2029	135,000	125,963
Ohio Higher Educational Facility Commission Revenue Bonds, 4.00%, 07/01/2030	1,095,000	1,106,262
Total Ohio		1,800,796
PENNSYLVANIA—4.7%
Montgomery County Industrial Development Authority Revenue Bonds (Imagine School at Broward), 4.00%, 12/01/2037	300,000	295,956
Pennsylvania Turnpike Commission Revenue Bonds, (AGM), Series A, 5.25%, 07/15/2029	850,000	990,648
School Dist. of the City of Erie, General Obligation Limited Bonds, Series A (AGM ST AID WITHHLDG), Series A, 5.00%, 04/01/2034	825,000	915,000
Total Pennsylvania		2,201,604
PUERTO RICO—0.2%
Electric Power Authority Revenue Bonds, Series VV, 5.25%, 07/01/2026	100,000	100,420
RHODE ISLAND—1.4%
Tobacco Settlement Financing Corp. Revenue Bonds, Series B, 4.50%, 06/01/2045	650,000	643,027
SOUTH CAROLINA—2.2%
City of Rock Hill SC Combined Utility System Revenue Bonds
5.00%, 01/01/2025	500,000	514,610
5.00%, 01/01/2026	500,000	525,626
Total South Carolina		1,040,236
TENNESSEE—2.9%
Knox County Health Educational & Housing Facilities Board Revenue Bonds (University Health System, Inc.), 5.00%, 09/01/2036	500,000	516,076
Metropolitan Government Nashville & Davidson Health & Educational Facilities Revenue Bonds (Trevecca Nazarene University Project), 5.00%, 10/01/2034	360,000	371,582
Tennessee Energy Acquisition Corp. Revenue Bonds, Series A, 5.25%, 09/01/2023	500,000	501,261
Total Tennessee		1,388,919
TEXAS—12.6%
Arlington Higher Education Finance Corp. Revenue Bonds, (Basis Texas Charter Schools, Inc.), Series A, 4.88%, 06/15/2056(b)	190,000	190,562

See accompanying Notes to Financial Statements.
24	2023 Semi-Annual Report

Statement of Investments  (concluded)
April 30, 2023 (Unaudited)
abrdn Intermediate Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
TEXAS (continued)
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B, 5.75%, 07/01/2027	$1,240,000	$ 1,318,596
Matagorda County Navigation District No. 1 Revenue Bonds, Series B-1, 4.00%, 06/01/2030	1,000,000	981,010
Port of Beaumont Navigation District of Jefferson County Dock & Wharf Facilities Revenue Bonds (Jefferson Railport Terminal II LLC), Series A, 4.00%, 01/01/2050(a)	1,000,000	711,713
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Baylor Scott & White Obligated Group), Series A, 5.00%, 11/15/2029	800,000	848,370
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Texas Health Resources Obligated Group), Series A, 4.00%, 02/15/2036	1,000,000	1,011,765
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D, 6.25%, 12/15/2026	825,000	861,870
Total Texas		5,923,886
UTAH—1.4%
Salt Lake City Corp. Airport Revenue Bonds, Series B, 5.00%, 07/01/2042	100,000	104,178
Utah Charter School Finance Authority Revenue Bonds (Scholar Academy), Series A, 4.50%, 04/15/2048(a)(b)	570,000	567,828
Total Utah		672,006
WASHINGTON—0.4%
State Housing Finance Commission Revenue Bonds (Transforming Age Project), Series A, 5.00%, 01/01/2024(a)	180,000	178,223
WISCONSIN—4.8%
Public Finance Authority Revenue Bonds
5.00%, 06/15/2029	530,000	558,032
5.00%, 06/15/2034	425,000	445,175
Series A, 5.00%, 07/01/2038	1,000,000	1,011,569
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Froedtert Health, Inc. Obligated Group), Series A, Series 2017 A, 5.00%, 04/01/2035	250,000	265,797
Total Wisconsin		2,280,573
Total Municipal Bonds		46,593,865
SHORT-TERM INVESTMENT—0.1%
BlackRock Liquidity Funds MuniCash, Institutional Shares	64,459	64,453
Total Short-Term Investment		64,453
Total Investments (Cost $48,005,190)(c)—98.8%		46,658,318
Other Assets in Excess of Liabilities—1.2%		568,832
Net Assets—100.0%		$47,227,150

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable Rate Instrument. The rate shown is based on the latest available information as of April 30, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AMT	Alternative Minimum Tax
VRDN	Variable Rate Demand Note

See accompanying Notes to Financial Statements.
2023 Semi-Annual Report	25

abrdn Short Duration High Yield Municipal Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2023)		Six Month[2]	1 Yr.	5 Yr.	Inception[3]
Class A	w/o SC	2.81%	(1.29%)	0.61%	1.96%
	w/SC4	0.26%	(3.71%)	0.10%	1.69%
Class C5	w/o SC	2.43%	(1.91%)	0.26%	(2.54%)
	w/SC6	1.43%	(2.88%)	0.26%	(2.54%)
Institutional Class[7]	w/o SC	2.94%	(1.04%)	0.86%	2.21%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategy effective February 28, 2019. Performance information for periods prior to February 28, 2019 does not reflect the Fund’s current investment strategy. Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund had substantially similar investment objectives and strategies prior to the Fund’s adoption of its current investment strategies on February 28, 2019. Please consult the Fund’s prospectus for more detail.
2	Not annualized
3	Predecessor Fund commenced operations on May 31, 2013.
4	A 2.50% front-end sales charge was deducted. Prior to February 28, 2019 the front-end sales charge was 4.25%.
5	Class C returns prior to the commencement of operations of Class C (inception date: 12/18/2020) are based on the previous performance of the Fund’s Class A shares (inception date: 5/31/2013). Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.
6	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
7	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of April 30, 2023)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn Short Duration High Yield Municipal Fund, The S&P Municipal Bond Short Intermediate Index, a blended benchmark of 30% Bloomberg 1-10 Year Municipal Bond Index/70%
Bloomberg 1-10 Year Municipal High Yield Index (the “Blended Index”) and the U.S. Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The S&P Municipal Bond Short Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of one year and a maximum maturity of up to, but not including, eight years as measured from the Rebalancing Date.
The Bloomberg 1-10 Year Municipal Bond Index is an unmanaged index composed of investment-grade municipal bonds with maturity dates of more than one year and less than 10 years.
The Bloomberg 1-10 Year Municipal High Yield Index is a sub-index of the Bloomberg Municipal High Yield Bond Index composed of issues with effective maturity dates of 1-10 years and excludes purpose class of Other. The Bloomberg Municipal High Yield Bond Index is a flagship measure of the non-investment grade and non-rated USD-denominated tax exempt bond market.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
26	2023 Semi-Annual Report

abrdn Short Duration High Yield Municipal Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2023 (Unaudited)

Asset Allocation
Municipal Bonds	99.0%
Other Assets in Excess of Liabilities	1.0%
100.0%

Top Ten Holdings
Colorado Health Facilities Authority Revenue Bonds (Aberdeen Ridge), Series B-1 05/15/2030	4.4%
Madison County Capital Resource Corp. Revenue Bonds (Cazenovia College Project), Series A 09/01/2022	3.2%
Shakopee Minnesota Senior Housing Revenue Bonds (Benedictine Living Community of Shakopee LLC Project) 11/01/2058	3.1%
Washington State Housing Finance Commission Revenue Bonds(Eliseo Project), Series B-1 07/01/2028	2.7%
Public Finance Authority Revenue Bonds (Masonic & Eastern Star Home of NC, Inc.), Series B-1 03/01/2027	2.7%
Public Finance Authority Revenue Bonds, Series A-1 01/01/2027	2.6%
Calhoun County Navigation Industrial Development Authority Revenue Bonds (Max Midstream Texas LLC), AMT, Series A 07/01/2026	2.6%
Florida Development Finance Corp. Revenue Bonds (Mayflower Retirement Center, Inc. Obligated Group), Series B-2 06/01/2026	2.1%
California Public Finance Authority Revenue Bonds (Kendal at Sonoma Obligated Group), Series B-1 05/15/2029	2.0%
City of Elmira General Obligation Limited Bonds 07/01/2033	2.0%
States
New York	14.1%
Wisconsin	10.5%
Illinois	6.8%
Florida	6.5%
Colorado	6.0%
Texas	5.8%
Washington	5.6%
Arizona	4.8%
California	3.9%
Louisiana	3.2%
Minnesota	3.1%
Mississippi	3.1%
Connecticut	3.1%
Massachusetts	2.9%
Utah	2.8%
Pennsylvania	2.7%
Maryland	2.7%
Oregon	2.7%
Other, less than 2% each	8.7%
Assets in Excess of Other Liabilities	1.0%
100.0%

2023 Semi-Annual Report	27

Statement of Investments
April 30, 2023 (Unaudited)
abrdn Short Duration High Yield Municipal Fund

Principal Amount		Value
MUNICIPAL BONDS —99.0%
ALABAMA—0.1%
Jemison Water & Sewer Revenue Bonds, Series A, 3.50%, 03/01/2026	$180,000	$ 174,616
ARIZONA—4.8%
Arizona Industrial Development Authority Revenue Bonds (Great Lakes Senior Living Communities LLC Project Third Tier)
Series C, 5.13%, 01/01/2034(a)	775,000	485,971
Series C, 5.13%, 01/01/2035(a)	815,000	497,357
Arizona Industrial Development Authority Revenue Bonds (Kaizen Education Foundation), 5.00%, 07/01/2023(a)	405,000	405,360
Arizona Industrial Development Authority Revenue Bonds (Somerset Academy of Las Vegas), Series A, 3.00%, 12/15/2031(a)	655,000	560,416
Arizona Industrial Development Authority Revenue Refunding Bonds (Doral Academy of Northern Nevada Project)
Series A, 4.00%, 07/15/2026(a)	125,000	122,093
Series A, 4.00%, 07/15/2027(a)	125,000	121,505
Series A, 4.00%, 07/15/2028(a)	185,000	178,908
Series A, 4.00%, 07/15/2029(a)	200,000	192,011
Series A, 4.00%, 07/15/2030(a)	215,000	204,618
Series A, 4.00%, 07/15/2031(a)	215,000	202,880
Series A, 4.00%, 07/15/2032(a)	225,000	210,289
Series A, 4.00%, 07/15/2033(a)	185,000	171,323
Series A, 4.00%, 07/15/2034(a)	185,000	168,969
Series A, 4.00%, 07/15/2035(a)	255,000	228,659
Series A, 4.00%, 07/15/2036(a)	250,000	221,585
Series A, 4.00%, 07/15/2037(a)	275,000	239,368
La Paz County Industrial Development Authority Revenue Bonds (Charter School Solutions), Series A, 5.00%, 02/15/2026(a)	330,000	335,986
Maricopa County Industrial Development Authority Revenue Bonds (Ottawa University)
5.00%, 10/01/2026(a)	245,000	245,316
5.13%, 10/01/2030(a)	425,000	429,287
Maricopa County Industrial Development Authority Revenue Bonds (Paragon Management, Inc.), 4.00%, 07/01/2026(a)	1,010,000	990,548
The Industrial Developement Authority Of The County Of Maricopa Education Revenue Bonds (Legacy Traditional Schools Projects), Series B, 5.00%, 07/01/2049(a)	635,000	564,647
Total Arizona		6,777,096
ARKANSAS—1.1%
County of Baxter Hospital Revenue Bonds (Baxter Regional Medical Center), Series A, 5.00%, 09/01/2026	1,490,000	1,551,488
CALIFORNIA—3.9%
California Community Choice Financing Authority Revenue Bonds (Clean Energy Project), Series C, 5.25%, 01/01/2054(b)	2,500,000	2,609,971
Principal Amount		Value

California Municipal Finance Authority Revenue Bonds (Simpson University), Series A, 5.00%, 10/01/2026(a)	$40,000	$ 39,837
California Public Finance Authority Revenue Bonds (Kendal at Sonoma Obligated Group), Series B-1, 3.13%, 05/15/2029(a)	3,075,000	2,836,731
Total California		5,486,539
COLORADO—6.0%
Colorado Educational & Cultural Facilities Authority Revenue Bonds (Aspen View Academy, Inc.)
4.00%, 05/01/2024	150,000	148,872
4.00%, 05/01/2027	65,000	63,997
4.00%, 05/01/2029	145,000	142,451
4.00%, 05/01/2030	120,000	117,394
4.00%, 05/01/2036	175,000	162,918
Colorado Health Facilities Authority Revenue Bonds, Series B, 5.00%, 05/15/2028	100,000	100,060
Colorado Health Facilities Authority Revenue Bonds (Aberdeen Ridge)
Series B-1, 3.50%, 05/15/2030	6,950,000	6,099,567
Series B-2, 2.63%, 05/15/2029	1,705,000	1,516,767
Total Colorado		8,352,026
CONNECTICUT—3.1%
City of West Haven General Obligation Unlimited Bonds
Series A, 5.00%, 11/01/2025	325,000	340,068
Series A, 5.00%, 11/01/2026	325,000	347,104
Series A, 5.00%, 11/01/2027	635,000	690,961
Series B, 5.00%, 11/01/2025	240,000	251,128
Series B, 5.00%, 11/01/2026	200,000	213,602
Series B, 5.00%, 11/01/2027	200,000	217,625
State Health & Educational Facilities Authority Revenue Bond (McLean Affiliates Obligated Group), Series A, 5.00%, 01/01/2030(a)	500,000	494,116
State Health & Educational Facilities Authority Revenue Bond (University of Hartford)
Series N, 5.00%, 07/01/2025	400,000	405,070
Series N, 5.00%, 07/01/2026	575,000	586,208
Series N, 5.00%, 07/01/2027	430,000	441,960
Series N, 5.00%, 07/01/2029	300,000	312,475
Total Connecticut		4,300,317
FLORIDA—6.5%
Capital Trust Agency, Inc. Revenue Bonds (Wonderful Foundations Charter School Holdings LLC), Series A-1, 4.50%, 01/01/2035(a)	300,000	271,276
Celebration Pointe Community Development District No.1 Special Assessment Revenue Bonds, 4.75%, 05/01/2024	25,000	25,103
Florida Development Finance Corp. Educational Facilities Revenue Bonds (Imagine School At Broward Project)
Series A, 4.00%, 12/15/2029(a)	530,000	530,776
Series A, 5.00%, 12/15/2034(a)	530,000	559,838

See accompanying Notes to Financial Statements.
28	2023 Semi-Annual Report

Statement of Investments  (continued)
April 30, 2023 (Unaudited)
abrdn Short Duration High Yield Municipal Fund

Principal Amount		Value
MUNICIPAL BONDS (continued)
FLORIDA (continued)
Florida Development Finance Corp. Educational Facilities Revenue Bonds (Miami Arts Charter School Project), Series A, 5.00%, 06/15/2024(a)	$100,000	$ 98,041
Florida Development Finance Corp. Revenue Bonds (Glenridge on Palmer Ranch Obligated Group)
3.00%, 06/01/2023(a)	115,000	114,781
4.00%, 06/01/2024(a)	105,000	103,516
Florida Development Finance Corp. Revenue Bonds (Global Outreach Charter Academy Obligated Group)
Series A, 4.00%, 06/30/2027(a)	150,000	144,474
Series A, 4.00%, 06/30/2028(a)	195,000	186,044
Series A, 4.00%, 06/30/2029(a)	205,000	193,713
Series A, 4.00%, 06/30/2030(a)	215,000	200,825
Series A, 4.00%, 06/30/2031(a)	225,000	207,498
Series A, 4.00%, 06/30/2036(a)	625,000	538,499
Florida Development Finance Corp. Revenue Bonds (Mayflower Retirement Center, Inc. Obligated Group)
Series B-1, 2.38%, 06/01/2027(a)	835,000	805,417
Series B-2, 1.75%, 06/01/2026(a)	3,065,000	2,982,116
Lee County Industrial Development Authority Refunding Revenue Bonds (Shell Point Obligated Group), 4.00%, 11/15/2030	5,000	4,765
Palm Beach County Revenue Bonds (Provident Group - LU Properties LLC - LYNN University Housing Project), Series A, 5.00%, 06/01/2057(a)	400,000	342,715
Palm Beach County Revenue Bonds (Provident Group - PBAU Properties LLC - Palm Beach Atlantic University Housing Project), Series A, 5.00%, 04/01/2029(a)	1,315,000	1,328,426
Polk County Industrial Development Authority Revenue Bonds (Carpenter's Home Estates, Inc. Project)
Series A, 5.00%, 01/01/2029	315,000	312,834
Series A, 5.00%, 01/01/2039	240,000	221,792
Total Florida		9,172,449
IDAHO—0.5%
Idaho Housing & Finance Association Revenue Bonds (Idaho Arts Charter School, Inc.), Series A, 4.00%, 12/01/2026(a)	600,000	596,453
Idaho Housing & Finance Association Revenue Bonds (Victory Charter School), Series A, 4.00%, 07/01/2026(a)	80,000	79,592
Total Idaho		676,045
ILLINOIS—6.8%
Cook County School District No. 144 Prairie Hills General Obligation Unlimited Bonds, Series A, 4.00%, 12/01/2033	600,000	616,570
Governors State University Certificates of Participation (Capital Improvement Project), 5.00%, 07/01/2026	400,000	423,809
Principal Amount		Value

Illinois Finance Authority Educational Facility Revenue Bonds (Rogers Park Montessori School), 5.00%, 02/01/2024	$55,000	$ 55,012
Illinois Finance Authority Revenue Bonds (Acero Charter Schools, Inc. Obligated Group)
4.00%, 10/01/2027(a)	405,000	389,897
4.00%, 10/01/2028(a)	580,000	554,621
4.00%, 10/01/2029(a)	910,000	863,433
4.00%, 10/01/2030(a)	630,000	592,092
4.00%, 10/01/2032(a)	685,000	630,160
4.00%, 10/01/2033(a)	1,060,000	962,651
4.00%, 10/01/2034(a)	445,000	397,322
Illinois Finance Authority Revenue Bonds (Benedictine University)
5.00%, 10/01/2028	120,000	122,497
5.00%, 10/01/2029	200,000	205,007
5.00%, 10/01/2030	100,000	102,774
Illinois Finance Authority Revenue Bonds (CHF-Chicago LLC)
Series A, 5.00%, 02/15/2027	420,000	428,086
Series A, 5.00%, 02/15/2028	400,000	409,727
Series A, 5.00%, 02/15/2029	520,000	533,054
Series A, 5.00%, 02/15/2030	335,000	343,146
Series A, 5.00%, 02/15/2031	370,000	378,417
Series A, 5.00%, 02/15/2032	225,000	229,678
Illinois Finance Authority Revenue Bonds (Chicago Charter School Foundation)
5.00%, 12/01/2028	250,000	261,951
5.00%, 12/01/2029	315,000	329,740
Village of Matteson Revenue Bonds
5.00%, 12/01/2026	150,000	161,384
5.00%, 12/01/2027	150,000	164,366
5.00%, 12/01/2028	350,000	388,131
Total Illinois		9,543,525
INDIANA—0.2%
City of Valparaiso Exempt Facilities Revenue Bonds (Pratt Paper LLC), 5.88%, 01/01/2024	70,000	70,682
Hammond Local Public Improvement Bond Bank Revenue Bonds, Series B, 4.63%, 07/15/2023(a)	225,000	224,540
Total Indiana		295,222
KANSAS—0.5%
City of Manhattan Revenue Bonds (Meadowlark Hills Retirement Community Obligated Group)
Series B-1, 2.88%, 06/01/2028	375,000	345,499
Series B-2, 2.38%, 06/01/2027	430,000	401,919
Total Kansas		747,418
LOUISIANA—3.2%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (Provident Group - ULM Properties LLC - University Of Louisiana At Manroe Project), Series A, 5.00%, 07/01/2029(a)	1,000,000	958,953

See accompanying Notes to Financial Statements.
2023 Semi-Annual Report	29

Statement of Investments  (continued)
April 30, 2023 (Unaudited)
abrdn Short Duration High Yield Municipal Fund

Principal Amount		Value
MUNICIPAL BONDS (continued)
LOUISIANA (continued)
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (St. James Place of Baton Rouge), Series A, 5.50%, 11/15/2025	$155,000	$ 153,376
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (The Glen System Retirement Project)
Series A, 5.00%, 01/01/2024	180,000	178,154
Series A, 5.00%, 01/01/2025	370,000	360,273
Series A, 5.00%, 01/01/2026	390,000	373,758
Series A, 5.00%, 01/01/2027	410,000	385,369
Series A, 5.00%, 01/01/2028	430,000	396,557
Series A, 5.00%, 01/01/2029	450,000	407,289
Louisiana Local Government Environmental Facilities & Community Development Authority Student Housing Revenue Bonds (Provident Group - ULM Properties LLC - University Of Louisiana At Manroe Project), Series A, 5.00%, 07/01/2039(a)	1,000,000	844,115
Louisiana Public Facilities Authority Revenue Bonds (Young Audiences Charter School Project), Series A, 5.00%, 04/01/2030(a)	400,000	395,157
Total Louisiana		4,453,001
MARYLAND—2.7%
Anne Arundel County Consolidated Special Taxing District Bonds (Villages at Two Rivers Project), 4.20%, 07/01/2024	50,000	49,919
Frederick County Educational Facilities Revenue Bonds (Mount St. Marys University)
Series A, 5.00%, 09/01/2027(a)	1,495,000	1,486,288
Series A, 5.00%, 09/01/2032(a)	740,000	737,222
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.), 5.65%, 03/01/2030(b)	1,500,000	1,500,000
Total Maryland		3,773,429
MASSACHUSETTS—2.9%
Massachusetts Development Finance Agency Revenue Bonds (Linden Ponds, Inc.), 4.00%, 11/15/2023(a)	230,000	229,182
Massachusetts Development Finance Agency Revenue Bonds (NewBridge on The Charles, Inc.)
4.00%, 10/01/2025(a)	500,000	497,712
4.00%, 10/01/2026(a)	500,000	496,051
4.00%, 10/01/2027(a)	450,000	444,611
Massachusetts Development Finance Agency Revenue Bonds (Provident Commonwealth Education Resource, Inc.), 5.00%, 10/01/2024	1,500,000	1,507,655
Massachusetts Development Finance Agency Revenue Bonds (Wellforce Issue)
Series A, 5.00%, 07/01/2033	500,000	521,622
Series A, 5.00%, 07/01/2034	300,000	311,684
Total Massachusetts		4,008,517
Principal Amount		Value

MICHIGAN—1.6%
Calhoun County Hospital Finance Authority Revenue Bonds (Ella E.M. Brown Charitable Circle), 5.00%, 02/15/2024	$500,000	$ 503,333
Charyl Stockwell Academy Revenue Bonds, 4.88%, 10/01/2023	20,000	19,937
Flint Hospital Building Authority Revenue Bonds (Hurley Medical Center), Series B, 4.75%, 07/01/2028	1,000,000	985,725
Kalamazoo Economic Development Corp. Revenue Bonds (Heritage Community of Kalamazoo Obligated Group), Series B-2, 2.63%, 05/15/2025	115,000	109,944
Michigan Finance Authority Public School Academy Limited Revenue Bond (Cesar Chavez Academy Project), 4.00%, 02/01/2029	700,000	665,362
Total Michigan		2,284,301
MINNESOTA—3.1%
Shakopee Minnesota Senior Housing Revenue Bonds (Benedictine Living Community of Shakopee LLC Project), 5.85%, 11/01/2058(a)(b)	4,465,000	4,389,037
MISSISSIPPI—3.1%
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A, 5.15%, 11/01/2032(b)	985,000	985,000
Mississippi Development Bank Obligation Bonds (Mangolia Regional Health Centre)
5.00%, 10/01/2023(a)	415,000	415,958
5.00%, 10/01/2024(a)	440,000	444,614
5.00%, 10/01/2025(a)	660,000	670,465
Mississippi Development Bank Revenue Bonds (Hancock County Gomesa Project), 4.55%, 11/01/2039(a)	1,865,000	1,847,917
Total Mississippi		4,363,954
MISSOURI—1.1%
Platte County Industrial Development Authority Transportation Revenue Bonds, 5.00%, 12/01/2025(c)(d)	675,000	303,750
Plaza at Noah's Ark Community Improvement District Revenue Bonds
3.00%, 05/01/2023	100,000	100,000
3.00%, 05/01/2024	100,000	98,486
3.00%, 05/01/2025	100,000	96,980
3.00%, 05/01/2026	100,000	95,541
State Health & Educational Facilities Authority Revenue Bond (Bethesda Health Group, Inc.)
4.00%, 08/01/2029	385,000	366,124
4.00%, 08/01/2031	310,000	288,841
4.00%, 08/01/2036	275,000	239,356
Total Missouri		1,589,078

See accompanying Notes to Financial Statements.
30	2023 Semi-Annual Report

Statement of Investments  (continued)
April 30, 2023 (Unaudited)
abrdn Short Duration High Yield Municipal Fund

Principal Amount		Value
MUNICIPAL BONDS (continued)
NEW JERSEY—0.2%
New Jersey Economic Development Authority Revenue Bonds (Greater Brunswick Charter School Project), Series A, 4.75%, 08/01/2024(a)	$50,000	$ 49,865
Passaic County Improvement Authority Charter School Revenue Bonds (Paterson Arts and Science Charter School Project), 5.25%, 07/01/2043	200,000	204,249
Total New Jersey		254,114
NEW YORK—14.1%
Amherst Development Corp. Revenue Bonds (Daemen College)
5.00%, 10/01/2025	600,000	608,277
5.00%, 10/01/2026	630,000	643,639
4.00%, 10/01/2037	500,000	447,555
Build NYC Resource Corp. Revenue Bonds (Classical Charter Schools Project), Series A, 4.50%, 06/15/2043	690,000	673,919
Build NYC Resource Corp. Revenue Bonds (Metropolitan Lighthouse Charter School Project)
Series A, 5.00%, 06/01/2023(a)	370,000	370,208
Series A, 5.00%, 06/01/2024(a)	390,000	392,102
Series A, 5.00%, 06/01/2025(a)	410,000	412,476
Series A, 5.00%, 06/01/2026(a)	430,000	432,663
Series A, 5.00%, 06/01/2027(a)	450,000	452,950
Series A, 5.00%, 06/01/2032(a)	500,000	496,022
City of Elmira General Obligation Limited Bonds
5.00%, 07/01/2025(a)	845,000	873,353
5.00%, 07/01/2033(a)	2,635,000	2,821,110
City of Poughkeepsie General Obligation Limited Bonds, 5.00%, 06/01/2031	455,000	476,428
Madison County Capital Resource Corp. Revenue Bonds (Cazenovia College Project), Series A, 5.50%, 09/01/2022(c)(d)(e)	6,500,000	4,550,000
New York Transportation Development Corp. Speciality Facility Revenue Bonds, 3.00%, 08/01/2031	1,000,000	873,190
Westchester County Local Development Corporation Revenue Bonds (Purchase Senior Learning Community Inc. Project, Series B, 3.60%, 07/01/2029(a)	2,000,000	1,755,121
Westchester County Local Development Corporation Revenue Bonds (Purchase Senior Learning Community Inc. Project)
Series C, 3.20%, 07/01/2028(a)	1,675,000	1,557,442
Series D, 2.88%, 07/01/2026(a)	1,000,000	948,331
Western Regional Off-Track Betting Corp. Revenue Bonds, 3.00%, 12/01/2026(a)	1,060,000	974,251
Total New York		19,759,037
Principal Amount		Value

OHIO—0.8%
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Assets-Backed Revenue Bonds, Series B-2, 5.00%, 06/01/2055	$1,000,000	$ 932,083
Cleveland-Cuyahoga County Port Authority Revenue Bonds, 5.00%, 12/01/2028	180,000	182,987
Total Ohio		1,115,070
OREGON—2.7%
Hospital Facilities Authority of Multnomah County Oregon Revenue Bonds
0.95%, 06/01/2027	1,000,000	872,063
Series B, 1.20%, 06/01/2028	1,800,000	1,524,770
Yamhill County Hospital Authority Revenue Bonds (Friendsview Manor Obligated Group), Series B-2, 2.13%, 11/15/2027	1,500,000	1,347,258
Total Oregon		3,744,091
PENNSYLVANIA—2.7%
City of Scranton PA General Obligation Bonds, 5.00%, 09/01/2023(a)	1,000,000	998,728
Delaware County Industrial Development Authority Revenue Bonds (CCSA Foundation), Series A, 4.38%, 06/01/2026(a)	2,135,000	2,099,567
Indiana County Hospital Authority Revenue Bonds (Indiana Regional Medical Center), Series A, 5.00%, 06/01/2023	100,000	100,117
Lehigh County Industrial Development Authority Revenue Bonds (Seven Generations Charter School), Series A, 4.00%, 05/01/2031	680,000	633,496
Total Pennsylvania		3,831,908
PUERTO RICO—0.9%
HTA HRRB Assured Custodial Trust CTFS Revenue Bonds, 5.50%, 07/01/2030	1,000,000	1,030,921
HTA TRRB Assured Custodial Trust CTFS Revenue Bonds, 5.50%, 07/01/2023	200,000	200,217
Total Puerto Rico		1,231,138
RHODE ISLAND—0.4%
Rhode Island Health & Educational Building Corp. Revenue Bonds (Care New England Health System Obligated Group), Series B, 5.00%, 09/01/2023	500,000	500,873
SOUTH CAROLINA—1.0%
South Carolina Jobs-Economic Development Authority Revenue Bonds (Lowcountry Leadership Charter School), Series A, 4.00%, 12/01/2029(a)	1,030,000	1,000,087
South Carolina Jobs-Economic Development Authority Revenue Bonds (RePower South Berkeley LLC), Series A, 5.25%, 02/01/2027(a)(c)(d)(f)	1,060,000	424,000
Total South Carolina		1,424,087

See accompanying Notes to Financial Statements.
2023 Semi-Annual Report	31

Statement of Investments  (continued)
April 30, 2023 (Unaudited)
abrdn Short Duration High Yield Municipal Fund

Principal Amount		Value
MUNICIPAL BONDS (continued)
TEXAS—5.8%
Arlington Higher Education Finance Corp. Revenue Bonds (Wayside Schools)
Series A, 5.00%, 08/15/2023	$155,000	$ 154,827
Series A, 5.00%, 08/15/2028	80,000	79,774
Series A, 4.00%, 08/15/2029	75,000	70,760
Series A, 4.00%, 08/15/2030	80,000	74,742
Series A, 4.00%, 08/15/2031	90,000	83,142
Arlington Higher Education Finance Corp. Revenue Bonds, (Basis Texas Charter Schools, Inc.), Series A, 4.88%, 06/15/2056(a)(b)	560,000	561,656
Bexar County Health Facilities Development Corp. Revenue Bonds (Army Retirement Residence Obligation Group), 5.00%, 07/15/2023	300,000	299,857
Calhoun County Navigation Industrial Development Authority Revenue Bonds (Max Midstream Texas LLC), AMT, Series A, 3.63%, 07/01/2026(a)	4,000,000	3,639,358
Change Desertexpress Enterprises LLC to Brightline West Passenger Rail Project, VRN, Series B, 2.00%, 11/15/2061(b)	708,386	304,842
Decatur Hospital Authority Revenue Bonds (Wise Regional Health System), Series A, 5.00%, 09/01/2023	275,000	275,119
New Hope Cultural Education Facilities Finance Corp. Revenue Bonds (Cardinal Bay, Inc.)
Series C, 5.00%, 07/01/2023	300,000	135,000
Series D, 6.00%, 07/01/2026	95,000	38,000
New Hope Cultural Education Facilities Finance Corp.(Outlook at Windhaven Forefront Living Obligated Group), Series B-3, 4.25%, 10/01/2026	2,000,000	1,963,819
New Hope Cultural Education Facilities Finance Corporation Education Revenue And Refunding Bonds (Jubilee Academic Center), 4.00%, 08/15/2023(a)	360,000	358,696
SA Energy Acquisition Public Facility Corp. Revenue Bonds, 5.50%, 08/01/2023	50,000	50,134
Total Texas		8,089,726
UTAH—2.8%
Utah Charter School Finance Authority Revenue Bonds (Esperanza Elementary School)
Series A, 4.50%, 10/15/2028(a)	500,000	488,417
Series A, 4.63%, 10/15/2048(a)(b)	1,000,000	989,503
Utah Charter School Finance Authority Revenue Bonds (Freedom Academy Foundation), Series A, 3.25%, 06/15/2031(a)	535,000	477,426
Utah Charter School Finance Authority Revenue Bonds (Wasatch Waldorf Charter School, Inc.), Series A, 4.75%, 05/15/2048(a)(b)	2,000,000	1,999,702
Total Utah		3,955,048
Principal Amount		Value

WASHINGTON—5.6%
Washington State Housing Finance Commission Revenue Bonds (Spokane International Academy)
Series A, 4.00%, 07/01/2025(a)	$355,000	$ 348,924
Series A, 4.00%, 07/01/2026(a)	285,000	279,101
Series A, 4.00%, 07/01/2027(a)	295,000	287,801
Series A, 4.00%, 07/01/2028(a)	305,000	296,112
Series A, 4.00%, 07/01/2029(a)	320,000	308,781
Washington State Housing Finance Commission Revenue Bonds(Eliseo Project)
Series B-1, 2.50%, 07/01/2028(a)	4,375,000	3,836,780
Series B-2, 2.13%, 07/01/2027(a)	2,750,000	2,465,612
Total Washington		7,823,111
WEST VIRGINIA—0.3%
Ohio County Development Authority Revenue Bonds (Ohio County Sport Complex Project), 4.00%, 09/01/2023	425,000	421,680
WISCONSIN—10.5%
Public Finance Authority Educational Facilities Revenue Refunding Bonds (The Methodist University)
4.00%, 03/01/2029(a)	890,000	813,292
4.00%, 03/01/2030(a)	950,000	854,122
Public Finance Authority Revenue Bonds
Series A, 5.00%, 10/01/2029(a)	500,000	499,164
Series A-1, 6.00%, 01/01/2027	4,100,000	3,679,081
Public Finance Authority Revenue Bonds (Masonic & Eastern Star Home of NC, Inc.)
Series B-1, 3.50%, 03/01/2027(a)	4,000,000	3,751,804
Series B-2, 3.00%, 03/01/2026(a)	790,000	764,510
Public Finance Authority Revenue Bonds (Washoe Barton Medical Clinic)
Series A, 3.00%, 12/01/2026	250,000	239,912
Series A, 4.00%, 12/01/2031	700,000	687,385
Public Finance Authority Revenue Bonds (Wonderful Foundations Charter School Holdings LLC), Series A-1, 4.50%, 01/01/2035(a)	1,000,000	904,252
Wisconsin Health & Educational Facilities Authority Revenue Bond, Series A, 5.00%, 11/01/2023	360,000	358,260
Wisconsin Public Finance Authority Educational Facilities Revenue Bonds (Guilford College)
5.00%, 01/01/2026	685,000	691,195
5.00%, 01/01/2027	830,000	840,645

See accompanying Notes to Financial Statements.
32	2023 Semi-Annual Report

Statement of Investments  (concluded)
April 30, 2023 (Unaudited)
abrdn Short Duration High Yield Municipal Fund

Principal Amount		Value
MUNICIPAL BONDS (continued)
WISCONSIN (continued)
Wisconsin Public Finance Authority Educational Facilities Revenue Bonds (Piedmont Community Charter School)
5.00%, 06/15/2024	$210,000	$ 211,230
5.00%, 06/15/2026	230,000	235,334
5.00%, 06/15/2027	160,000	165,427
Total Wisconsin		14,695,613
Total Municipal Bonds		138,783,554
Total Investments (Cost $152,199,256)(g)—99.0%		138,783,554
Other Assets in Excess of Liabilities—1.0%		1,334,464
Net Assets—100.0%		$140,118,018

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable Rate Instrument. The rate shown is based on the latest available information as of April 30, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(c)	Security is in default.
(d)	Illiquid security.
(e)	Level 3 security. Fair Value is determined pursuant to procedures approved by the Fund's Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements for inputs used.
(f)	Security is in forbearance as of April 30, 2023.
(g)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AMT	Alternative Minimum Tax
VRN	Variable Rate Note

See accompanying Notes to Financial Statements.
2023 Semi-Annual Report	33

abrdn Ultra Short Municipal Income Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2023)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	1.52%	2.11%	0.90%	0.66%
Class A1[3]	w/o SC	1.62%	2.11%	0.92%	0.67%
	w/SC4	1.12%	1.60%	0.82%	0.62%
Institutional Class[5]	w/o SC	1.75%	2.47%	1.10%	0.89%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Not annualized
3	Returns before the first offering of Class A1 (February 28, 2019) are based on the previous performance of Class A. Returns of the class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A would have produced because all classes invest in the same portfolio of securities. Returns for Class A shares would only differ to the extent of the difference in expenses of the classes.
4	A 0.50% front-end sales charge was deducted.
5	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of April 30, 2023)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn Ultra Short Municipal Income Fund, the Bloomberg Municipal Bond: 1 Year (1-2) Index and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The Bloomberg Municipal Bond: 1 Year (1-2) Index is a total return benchmark of BAA3 ratings or better designed to measure returns for tax exempt assets.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
34	2023 Semi-Annual Report

abrdn Ultra Short Municipal Income Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2023 (Unaudited)

Asset Allocation
Municipal Bonds	98.2%
Certificates of Deposit	1.6%
Money Market Funds	–%
Other Assets in Excess of Liabilities	0.2%
100.0%
Amounts listed as “–” are 0% or round to 0%.
Top Ten Holdings
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A 11/01/2032	9.7%
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.) 03/01/2030	7.7%
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue Bonds (PPL Energy Supply, LLC Project), VRDN, Series C 12/01/2037	4.8%
County of Meade, Kentucky (Nucor Steel Brandenburg Project) Series 2021A-1 Industrial Building Revenue Bonds, AMT, VRDN, Series A-1 08/01/2061	4.4%
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Marshfield Clinic Health System), VRDN 02/15/2053	4.3%
Indiana Finance Authority RevenueBonds (ArcelorMittal SA) 08/01/2030	4.2%
Arkansas Development Finance Authority Revenue Bonds (Baptist Memorial Health Care Obligated Group), VRDN, Series B-4 09/01/2044	4.1%
Central Bradford Progress Authority Revenue Bonds (The Guthrie Clinic Issue), VRDN, Series D 12/01/2041	3.7%
City of New York General Obligation Limited Bonds, VRDN, Series 2 04/01/2042	3.3%
Black Belt Energy Gas District Revenue Bonds, FRN, Series B-1 12/01/2048	3.2%
States
Pennsylvania	11.7%
Mississippi	11.5%
New York	9.5%
Texas	8.2%
Maryland	7.7%
California	7.5%
Alabama	7.2%
Kentucky	5.7%
Wisconsin	5.2%
Indiana	4.4%
Arkansas	4.1%
South Carolina	3.0%
Arizona	2.6%
Other, less than 2% each	9.9%
Short-Term Investments	1.6%
Assets in Excess of Other Liabilities	0.2%
100.0%

2023 Semi-Annual Report	35

Statement of Investments
April 30, 2023 (Unaudited)
abrdn Ultra Short Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS —98.2%
ALABAMA—7.2%
Black Belt Energy Gas District Revenue Bonds, FRN, Series B-1, 4.15%, 12/01/2048(a)	$20,000,000	$ 19,977,460
Chatom Industrial Development Board Revenue Bonds Powersouth Energy Coop., Inc. F/K/A Alabama Elec Coop, Inc., VRN, Series A, 3.25%, 08/01/2037(a)	3,100,000	3,082,329
Health Care Authority for Baptist Health Revenue Bonds, Series B, 5.21%, 11/01/2042(a)	15,925,000	15,925,000
The Industrial Development Board of the Town of West Jefferson Solid Waste Disposal Revenue Bonds (Alabama Power Company Miller Plant Project), 3.98%, 12/01/2038(a)	6,000,000	6,000,000
Total Alabama		44,984,789
ARIZONA—2.6%
Cochise County Pollution Control Corp. Revenue Bonds (Arizona Electric Power Cooperative, Inc.), 4.25%, 09/01/2024(a)	4,200,000	4,198,252
The Industrial Development Authority of the City of Chandler, Arizona Industrial Development Revenue Bonds, AMT, VRN, 2.70%, 12/01/2037(a)	2,250,000	2,239,676
The Industrial Development Authority of the City of Phoenix, Arizona Solid Waste Disposal Revenue Bonds (Republic Services, Inc. Project), AMT, FRN, Series D, 3.50%, 12/01/2035(a)	10,000,000	10,000,000
Total Arizona		16,437,928
ARKANSAS—4.1%
Arkansas Development Finance Authority Revenue Bonds (Baptist Memorial Health Care Obligated Group), VRDN, Series B-4, 5.21%, 09/01/2044(a)	25,462,000	25,462,000
CALIFORNIA—7.5%
California Community Choice Financing Authority Revenue Bonds (Clean Energy Project), Series C, 5.00%, 10/01/2024	290,000	292,169
California Infrastructure and Economic Development Bank Brightline West Passenger Rail Project Series Revenue Bonds, FRN, Series A, 3.65%, 01/01/2050(a)(b)	20,000,000	19,955,786
California Municipal Finance Authority Solid Waste Disposal Facilities Revenue Refunding Bonds (Republic Services, Inc. Project), Series A, 4.10%, 07/01/2041(a)	1,000,000	997,551
California Pollution Control Financing Authority Revenue Bonds (Republic Services, Inc.), Series A, 3.88%, 08/01/2023(b)	15,000,000	15,000,000
Shares or Principal Amount		Value

California Statewide Communities Development Authority Revenue Bonds (CommonSpirit Health Obligated Group), (AGM), Series E, 4.05%, 07/01/2040(a)	$6,950,000	$ 6,950,000
Change Commonspirit Health to Dignity Health
AGM, Series D, 3.99%, 07/01/2041(a)	2,675,000	2,675,000
AGM, Series F, 3.99%, 07/01/2040(a)	1,550,000	1,550,000
Total California		47,420,506
COLORADO—0.2%
E-470 Public Highway Authority Revenue Bonds, FRN, Series B, 3.57%, 09/01/2039(a)	1,500,000	1,490,202
CONNECTICUT—1.0%
City of West Have, Connecticut General Obligation Bond Anticipation Notes, 5.00%, 09/28/2023	6,530,000	6,527,926
FLORIDA—0.8%
Miami-Dade County Industrial Development Authority Revenue Bonds (Waste Management, Inc.)
AMT, FRN, Series A, 4.24%, 11/01/2033(a)	3,000,000	2,930,212
AMT, FRN, Series B, 4.24%, 11/01/2048(a)	2,000,000	1,953,475
Total Florida		4,883,687
ILLINOIS—0.2%
State of Illinois General Obligation Unlimited Bonds, Series A, 5.00%, 10/01/2023	1,030,000	1,035,799
INDIANA—4.4%
Indiana Finance Authority Economic Development Revenue Bonds (Republic Services, Inc.), Series A, 4.00%, 05/01/2034(a)	1,000,000	999,868
Indiana Finance Authority RevenueBonds (ArcelorMittal SA), 4.40%, 08/01/2030(a)	26,400,000	26,400,000
Total Indiana		27,399,868
KENTUCKY—5.7%
County of Meade, Kentucky (Nucor Steel Brandenburg Project) Series 2020A-1 Industrial Building Revenue Bonds, AMT, VRDN, Series A-1, 4.81%, 07/01/2060(a)	1,160,000	1,160,000
County of Meade, Kentucky (Nucor Steel Brandenburg Project) Series 2021A-1 Industrial Building Revenue Bonds, AMT, VRDN, Series A-1, 4.81%, 08/01/2061(a)	28,050,000	28,050,000
County of Meade, Kentucky Industrial Building Revenue Bonds (Nucor Steel Brandenburg Project) (Green Bonds), AMT, VRDN, Series B-1, 4.85%, 08/01/2061(a)	1,200,000	1,200,000
Kentucky Public Energy Authority Revenue Bonds, Series A, 4.00%, 04/01/2048(a)	5,000,000	5,004,441
Pulaski County Solid Waste Disposal Revenue Bonds (East Kentucky Power Cooperative, Inc.), Series B, 4.00%, 08/15/2023	700,000	701,727
Total Kentucky		36,116,168

See accompanying Notes to Financial Statements.
36	2023 Semi-Annual Report

Statement of Investments  (continued)
April 30, 2023 (Unaudited)
abrdn Ultra Short Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
LOUISIANA—1.6%
Louisiana Stadium And Exposition District Bond Anticipation Notes, 5.00%, 07/03/2023	$10,175,000	$ 10,185,827
MARYLAND—7.7%
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.), 5.65%, 03/01/2030(a)	48,405,000	48,405,000
MICHIGAN—0.1%
Michigan Strategic Fund Tax-Exempt Adjustable Mode Exempt Facilities Revenue Bonds (Waste Management, Inc.), AMT, VRN, 0.58%, 08/01/2027(a)	500,000	478,574
MISSISSIPPI—11.5%
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A, 5.15%, 11/01/2032(a)	61,090,000	61,090,000
Mississippi Business Finance Corp. Solid Waste Disposal Facilities Revenue Refunding Bonds (Gulf Power Company Project), VRDN, 4.00%, 11/01/2042(a)	8,700,000	8,700,000
Mississippi Business Finance Corporation Revenue Bonds (Mississippi Power Company Project), 4.10%, 12/01/2027(a)	2,800,000	2,800,000
Total Mississippi		72,590,000
NEW HAMPSHIRE—0.3%
National Finance Authority Solid Waste Disposal Refunding Revenue Bonds (Waste Management, Inc. Project), FRN, Series A3, 3.95%, 04/01/2024(a)	2,000,000	1,999,835
NEW JERSEY—0.5%
Township of Mendham NJ Notes, 4.00%, 05/04/2023	3,273,000	3,272,945
NEW YORK—9.5%
City of Elmira General Obligation Limited Bonds
2.00%, 05/01/2023	455,000	455,000
4.00%, 05/01/2024	675,000	678,537
City of Long Beach New York Anticipation Notes, Series A, 4.00%, 02/16/2024	10,000,000	9,987,440
City of New York General Obligation Limited Bonds, VRDN, Series 2, 4.00%, 04/01/2042(a)	21,000,000	21,000,000
Liberty New York Development Corp. Revenue CTFS, VRDN, Series 2015-XM0106, 4.21%, 10/01/2035(a)(b)	3,750,000	3,750,000
Metropolitan Transportation Authority Revenue Bonds, FRN, Series D-1, 3.55%, 11/01/2035(a)	4,490,000	4,446,148
New York City General Obligation Unlimited Bonds
Series C-4, 4.00%, 10/01/2027(a)	3,150,000	3,150,000
(AGM), Series J-2, 4.00%, 06/01/2036(a)	1,050,000	1,050,000
(AGM), Series J-3, 4.00%, 06/01/2036(a)	4,075,000	4,075,000
Shares or Principal Amount		Value

New York State Energy Research & Development Authority Pollution Control Revenue Bonds (New York State Electric & Gas Corporation Project), Series C, 2.63%, 04/01/2034(a)	$1,500,000	$ 1,495,646
New York Transportation Development Corp. Revenue Bonds (Delta Air Lines, Inc.), AMT, Series A, 5.00%, 01/01/2024	1,500,000	1,509,748
Triborough Bridge & Tunnel Authority Revenue Bonds, Series B, 3.60%, 01/01/2032(a)	3,915,000	3,881,750
Village Of Johnson City Broome County, New York Bond Anticipation Notes, Series C, 5.25%, 09/29/2023	4,550,000	4,552,012
Total New York		60,031,281
NORTH CAROLINA—0.2%
Fayetteville State University Revenue Bonds
(AGM), 5.00%, 04/01/2024	425,000	430,973
(AGM), 5.00%, 04/01/2026	470,000	493,805
Total North Carolina		924,778
OHIO—1.1%
State of Ohio Hospital Revenue Bonds (University Hospitals Health System, Inc.), Series B, 4.40%, 01/15/2045(a)	6,650,000	6,650,000
OKLAHOMA—1.9%
Oklahoma Development Finance Authority Revenue Bonds (INTEGRIS Health Obligated Group ), VRDN, Series B, 4.47%, 08/15/2031(a)	10,680,000	10,680,000
The Oklahoma Development Finance Authority Health System Revenue Refunding Bonds (Integris Obigated Group), Series A, 5.00%, 08/15/2023	1,500,000	1,503,918
Total Oklahoma		12,183,918
OREGON—0.7%
Gilliam County, Solid Waste Disposal Revenue Bonds, (Waste Management Project), VRN, Series A, 3.00%, 08/01/2025(a)	4,500,000	4,500,000
PENNSYLVANIA—11.7%
Berks County Municipal Authority Revenue Bonds, Series 2015-XF2049, 4.56%, 11/01/2044(a)(b)	8,420,000	8,420,000
Central Bradford Progress Authority Revenue Bonds (The Guthrie Clinic Issue), VRDN, Series D, 4.49%, 12/01/2041(a)	23,405,000	23,405,000
Montgomery County Higher Education And Health Authority Thomas Jefferson University Variable Rate Revenue Bonds, VRDN, Series D, 4.43%, 09/01/2050(a)	2,100,000	2,100,000

See accompanying Notes to Financial Statements.
2023 Semi-Annual Report	37

Statement of Investments  (concluded)
April 30, 2023 (Unaudited)
abrdn Ultra Short Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
PENNSYLVANIA (continued)
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue Bonds (PPL Energy Supply, LLC Project), VRDN, Series C, 5.25%, 12/01/2037(a)	$30,000,000	$ 30,000,000
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue Bonds (Waste Management PA Obligated Group), 3.50%, 08/01/2045(a)	10,000,000	10,000,000
Total Pennsylvania		73,925,000
SOUTH CAROLINA—3.0%
South Carolina Jobs-Economic Development Authority Revenue Bonds (Prisma Health Obligated Group), VRDN, Series C, 4.46%, 05/01/2048(a)	18,825,000	18,825,000
TENNESSEE—0.1%
The Industrial Development Board Of The Metropolitan Government Of Nashville And Davidson County Tax-Exempt Adjustable Mode Exempt Facilities Revenue Bonds (Waste Management, Inc. Of Tennessee Project), 0.58%, 08/01/2031(a)	350,000	335,002
TEXAS—8.2%
City of Houston TX Hotel Occupancy Tax & Revenue Bonds
4.00%, 09/01/2023	180,000	180,324
4.00%, 09/01/2025	425,000	431,861
Mission Economic Development Corp. Solid Waste Disposal Revenue Bonds (Republic Services, Inc. Project)
3.50%, 01/01/2026(a)	500,000	500,000
AMT, FRN, Series A, 3.50%, 05/01/2050(a)	1,000,000	1,000,000
Port of Corpus Christi Authority of Nueces County Revenue Bonds (Flint Hills Resources LP), AMT, VRDN, Series A, 4.35%, 07/01/2029(a)(b)	15,000,000	15,000,000
Port of Corpus Christi Authority of Nueces County Solid Waste Disposal Revenue Bonds (Flint Hills Resources LP), AMT, VRDN, Series F, 4.39%, 01/01/2032(a)	13,300,000	13,300,000
Port of Port Arthur Navigation District Revenue Bonds, 4.40%, 04/01/2040(a)	9,200,000	9,200,000
Port of Port Arthur Navigation District Revenue Bonds (Motiva Enterprises Class C), VRDN, 4.42%, 04/01/2040(a)	1,600,000	1,600,000
Port of Port Arthur Navigation District Revenue Bonds (Motiva Enterprises LLC), VRDN, Series M, 4.46%, 12/01/2027(a)	6,000,000	6,000,000
Texas Municipal Gas Acquisition & Supply Corp III Revenue Bonds
5.00%, 12/15/2024	3,100,000	3,124,116
5.00%, 12/15/2025	1,500,000	1,522,370
Total Texas		51,858,671
Shares or Principal Amount		Value

VIRGINIA—0.9%
Industrial Developement Authority of Gloucester County, VIirgina Variable Rate Demand Solid Waste Disposal Revenue Bonds, (Waste Management Disposal Services of Virgina, Inc. Project), Series A, 3.00%, 09/01/2038(a)	$5,615,000	$ 5,591,683
WEST VIRGINIA—0.3%
West Virginia Hospital Finance Authority Revenue Bonds (West Virginia United Health System Obligated Group), Series E, 4.44%, 06/01/2033(a)	2,150,000	2,150,000
WISCONSIN—5.2%
Public Finance Authority Solid Waste Disposal Refunding Revenue Bonds (Waste Management, Inc. Project), Series A-2, 3.50%, 10/01/2025(a)	3,535,000	3,535,000
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series C, 5.21%, 02/15/2053(a)	2,000,000	2,000,000
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Marshfield Clinic Health System), VRDN, 5.21%, 02/15/2053(a)	27,000,000	27,000,000
Total Wisconsin		32,535,000
Total Municipal Bonds		618,201,387
SHORT-TERM INVESTMENTS—1.6%
CERTIFICATES OF DEPOSIT—1.6%
UNITED STATES—1.6%
County of Mercer, 3.50%, 05/03/2023	9,750,000	9,750,000
Total Certificates of Deposit		9,750,000
MONEY MARKET FUNDS—0.0%
BlackRock Liquidity Funds MuniCash, Institutional Shares	104,575	104,564
Total Money Market Funds		104,564
Total Short-Term Investments		9,854,564
Total Investments (Cost $628,796,572)(c)—99.8%		628,055,951
Other Assets in Excess of Liabilities—0.2%		1,537,089
Net Assets—100.0%		$629,593,040

(a)	Variable Rate Instrument. The rate shown is based on the latest available information as of April 30, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AMT	Alternative Minimum Tax
FRN	Floating Rate Note
VRDN	Variable Rate Demand Note
VRN	Variable Rate Note

See accompanying Notes to Financial Statements.
38	2023 Semi-Annual Report

Statement of Assets and Liabilities  (unaudited)
April 30, 2023

	abrdn Global Absolute Return Strategies Fund	abrdn Global High Income Fund	abrdn Intermediate Municipal Income Fund	abrdn Short Duration High Yield Municipal Fund	abrdn Ultra Short Municipal Income Fund
Assets:
Investments, at value	$13,473,646	$86,707,704	$46,593,865	$138,783,554	$618,201,387
Short-term investments, at value	20,221,409	2,096,752	64,453	–	9,854,564
Foreign Currency, at value	632,993	1,027	–	–	–
Cash	171,376	–	–	–	7,125
Cash collateral pledged for futures	436,865	–	–	–	–
Receivable for investments sold	–	555,976	–	990,000	–
Interest and dividends receivable	153,880	1,391,250	613,473	1,773,202	2,959,191
Receivable for interest rate swaps closed	6,182,353	–	–	–	–
Receivable for capital shares issued	551	7,165	17,853	10,037	470,530
Unrealized appreciation on forward foreign currency exchange contracts	767,377	1,979	–	–	–
Receivable from Adviser	33,134	–	18,982	40,363	175,460
Unrealized appreciation on total return swap contracts	13,535	–	–	–	–
Variation margin receivable for future contracts	35,745	–	–	–	–
Tax reclaim receivable	1,584	–	–	–	–
Prepaid expenses	23,585	80	34,846	31,550	74,542
Total Assets	42,148,033	90,761,933	47,343,472	141,628,706	631,742,799
Liabilities:
Due to Custodian	–	–	–	993,573	–
Payable for investments purchased	–	1,418,190	–	–	–
Unrealized depreciation on forward foreign currency exchange contracts	890,015	112,688	–	–	–
Unrealized depreciation on total return swap contracts	114,537	–	–	–	–
Distributions payable	–	68	12,861	30,971	202,598
Payable for capital shares redeemed	134,669	19,050	27,658	115,870	1,477,831
Cash collateral due to broker	240,000	–	–	–	–
Payable for interest rate swaps closed	6,111,661	–	–	–	–
Variation margin payable for centrally cleared swap contracts	4,862	–	–	–	–
Line of credit payable	–	–	–	175,000	–
Written options outstanding, at value	246,678	–	–	–	–
Accrued expenses and other payables:
Administration fees	2,277	5,903	3,136	13,428	38,986
Audit fees	37,950	26,808	20,243	21,288	25,266
Custodian fees	253,115	59,086	8,719	27,882	25,561
Distribution fees	2,490	12,498	988	4,408	–
Fund accounting fees	1,869	4,321	2,120	9,666	30,669
Interest expense on line of credit	–	–	867	1,235	–
Investment advisory fees	17,080	23,832	16,661	76,207	261,512
Legal fees	804	2,077	1,106	3,302	14,749
Printing fees	11,274	11,259	3,879	6,169	7,156
Sub-transfer agent and administrative services fees	4,956	13,402	935	10,949	41,308
Transfer agent fees	2,155	5,311	2,193	2,878	4,561
Other accrued expenses	27,385	(5,729)	14,956	17,862	19,562
Total liabilities	8,103,777	1,708,764	116,322	1,510,688	2,149,759
Net assets	$34,044,256	$89,053,169	$47,227,150	$140,118,018	$629,593,040
Cost:
Investments	13,119,900	93,727,761	47,940,735	152,199,256	618,942,003
Short-Term Investments	20,167,709	2,096,753	64,455	–	9,854,569
Foreign currency	650,262	1,224	–	–	–
Cash at broker for future contracts, at cost	436,865	–	–	–	–
Premiums on written options	282,215	–	–	–	–
Represented by:
Paid in capital in excess of par value	$40,759,015	$343,773,578	$49,269,851	$181,040,948	$631,886,251
Distributable earnings (accumulated loss)	(6,714,759)	(254,720,409)	(2,042,701)	(40,922,930)	(2,293,211)
Net Assets	$34,044,256	$89,053,169	$47,227,150	$140,118,018	$629,593,040 Amounts listed as “–” are $0 or round to $0. See Notes to Financial Statements.
2023 Semi-Annual Report	39

Statement of Assets and Liabilities  (unaudited)  (concluded)
April 30, 2023

	abrdn Global Absolute Return Strategies Fund	abrdn Global High Income Fund	abrdn Intermediate Municipal Income Fund	abrdn Short Duration High Yield Municipal Fund	abrdn Ultra Short Municipal Income Fund
Net Assets:
Class A	$11,986,793	$60,458,775	$4,651,585	$9,423,033	$106,449,467
Class A1	–	–	–	–	264,924
Class C	–	–	–	24,970	–
Institutional Service Class	4,832,511	–	19,011	–	–
Institutional Class	17,224,952	28,594,394	42,556,554	130,670,015	522,878,649
Total	$34,044,256	$89,053,169	$47,227,150	$140,118,018	$629,593,040
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,376,377	8,271,776	526,589	1,025,317	10,567,333
Class A1 Shares	–	–	–	–	26,283
Class C Shares	–	–	–	2,715	–
Institutional Service Class Shares	548,193	–	2,150	–	–
Institutional Class Shares	1,936,145	4,300,834	4,813,736	14,217,248	52,201,656
Total Shares Outstanding per Class	3,860,715	12,572,610	5,342,475	15,245,280	62,795,272
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.71	$7.31	$8.83	$9.19	$10.07
Class A1 Shares	–	–	–	–	10.08
Class C Shares (a)	–	–	–	9.20	–
Institutional Service Class Shares	8.82	–	8.84	–	–
Institutional Class Shares	8.90	6.65	8.84	9.19	10.02
Maximum Offering Price Per Share (100%/(100% - maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.98	$7.54	$9.06	$9.43	$10.07
Class A1 Shares	–	–	–	–	10.13
Maximum Sales Charge:
Class A Shares	3.00(b)%	3.00(b)%	2.50(c)%	2.50(c)%	–%
Class A1 Shares	–%	–%	–%	–%	0.50(d)%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year due to contingent deferred sales charge.
(b)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(c)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(d)	Unless you are otherwise eligible to purchase Class A1 shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.25% will be charged on Class A1 shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
40	2023 Semi-Annual Report

Statements of Operations  (unaudited)
For the Six-Months Ended April 30, 2023

	abrdn Global Absolute Return Strategies Fund(a)	abrdn Global High Income Fund	abrdn Intermediate Municipal Income Fund(b)	abrdn Short Duration High Yield Municipal Fund	abrdn Ultra Short Municipal Income Fund
Investment Income:
Dividend income	$68,615	$61,693	$1,000	$438	$16,155
Interest income	613,625	2,998,489	886,701	2,734,203	11,291,376
Securities lending income, net	—	6,152	—	—	—
Foreign tax withholding	(3,957)	—	—	—	—
Total Income	678,283	3,066,334	887,701	2,734,641	11,307,531
Expenses
Investment advisory fees	112,901	313,837	101,175	509,634	1,600,210
Trustee fees	2,453	5,911	2,878	—	—
Administration fees	15,053	38,626	19,045	62,724	256,034
Legal fees	9,081	11,491	5,659	19,560	77,720
Audit fees	29,990	26,808	20,243	21,407	25,266
Printing fees	9,644	10,637	4,626	7,193	16,133
Custodian fees	93,997	9,343	3,982	11,454	15,366
Transfer agent fees	13,972	27,578	13,423	16,207	26,670
Distribution fees Class A	15,957	76,267	6,030	14,162	138,023
Distribution fees Class A1	—	—	—	—	326
Distribution fees Class C	171	—	816	134	—
Sub-transfer agent and administrative service fees Institutional Class	12,376	12,459	6,700	37,840	200,818
Sub-transfer agent and administrative service fees Class A	10,030	30,595	859	3,601	36,360
Sub-transfer agent and administrative service fees Class A1	—	—	—	—	8
Sub-transfer agent and administrative service fees Class C	25	—	30	6	—
Sub-transfer agent and administrative service fees Institutional Service Class	3,076	—	—	—	—
Fund accounting fees	753	1,931	952	3,136	12,802
Registration and filing fees	26,626	15,986	26,379	—	7,616
Other	18,831	20,827	15,076	27,189	88,338
Total expenses before reimbursed/waived expenses	374,936	602,296	227,873	734,247	2,501,690
Interest expense (Note 9)	38	1,100	867	65,544	291
Total operating expenses before reimbursed/waived expenses	374,974	603,396	228,740	799,791	2,501,981
Expenses reimbursed	(223,396)	(161,524)	(101,183)	(210,317)	(923,151)
Net expenses	151,578	441,872	127,557	589,474	1,578,830
Net Investment Income	526,705	2,624,462	760,144	2,145,167	9,728,701
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	313,557	(4,353,714)	(113,039)	(4,592,330)	218,261
Realized gain/(loss) on futures contracts	(460,993)	—	—	—	—
Realized gain/(loss) on written options	92,035	—	—	—	—
Realized gain/(loss) on swap contracts	(946,861)	—	—	—	—
Realized gain/(loss) on forward foreign currency exchange contracts	(88,875)	(2,087,604)	—	—	—
Realized gain/(loss) on foreign currency transactions	81,379	2,635	—	—	—
Net realized gain/(loss) from investments, futures contracts, written options, swap contracts, forward foreign currency exchange contracts and foreign currency transactions	(1,009,758)	(6,438,683)	(113,039)	(4,592,330)	218,261
Net change in unrealized appreciation/(depreciation) on investment transactions	991,836	9,994,048	1,945,575	7,580,230	769,820
Net change in unrealized appreciation/(depreciation) on swap contracts	247,545	—	—	—	—
Net change in unrealized appreciation/(depreciation) on futures contracts	(150,143)	—	—	—	—
Net change in unrealized appreciation/(depreciation) on written options	35,537	—	—	—	—
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts	(1,109,278)	218,432	—	—	— Amounts listed as “–” are $0 or round to $0. See Notes to Financial Statements.
2023 Semi-Annual Report	41

Statements of Operations  (unaudited)  (concluded)
For the Six-Months Ended April 30, 2023

	abrdn Global Absolute Return Strategies Fund(a)	abrdn Global High Income Fund	abrdn Intermediate Municipal Income Fund(b)	abrdn Short Duration High Yield Municipal Fund	abrdn Ultra Short Municipal Income Fund
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	$21,061	$14,545	$—	$—	$—
Net change in unrealized appreciation/(depreciation) from investments, swap contracts, futures contracts, written options, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	36,558	10,227,025	1,945,575	7,580,230	769,820
Net realized/unrealized gain/(loss) from investments, written options, swaps, futures contracts, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	(973,200)	3,788,342	1,832,536	2,987,900	988,081
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(446,495)	$6,412,804	$2,592,680	$5,133,067	$10,716,782

(a)	Effective February 27, 2023, Class C had zero assets. On February 27, 2023, the abrdn Global Absolute Return Strategies Fund ceased offering Class C Shares.
(b)	Effective April 30, 2023, Class C had zero assets. On April 30, 2023, the abrdn Intermediate Municipal Income Fund ceased offering Class C Shares.

Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
42	2023 Semi-Annual Report

Statements of Changes in Net Assets

	abrdn Global Absolute Return Strategies Fund(a)		abrdn Global High Income Fund		abrdn Intermediate Municipal Income Fund(b)
	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
From Investment Activities:
Operations:
Net investment income	$526,705	$93,959	$2,624,462	$5,444,906	$760,144	$1,515,521
Net realized gain/(loss) from investments, written options, swap contracts, futures contracts, forward foreign currency exchange contracts and foreign currency transactions	(1,009,758)	(6,892,722)	(6,438,683)	(3,970,478)	(113,039)	(277,553)
Net change in unrealized appreciation/(depreciation) from investments, written options, swap contracts, futures contracts, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	36,558	1,044,540	10,227,025	(19,283,957)	1,945,575	(7,458,428)
Changes in net assets resulting from operations	(446,495)	(5,754,223)	6,412,804	(17,809,529)	2,592,680	(6,220,460)
Distributions to Shareholders From:
Distributable earnings
Class A	—	(754,555)	(2,916,619)	(3,663,466)	(70,848)	(140,410)
Class C	—	(17,763)	—	—	(1,843)	(4,679)
Institutional Service Class	—	(253,944)	—	—	(300)	(551)
Institutional Class	—	(1,692,167)	(1,962,115)	(2,564,748)	(687,235)	(1,372,129)
Change in net assets from shareholder distributions	—	(2,718,429)	(4,878,734)	(6,228,214)	(760,226)	(1,517,769)
Change in net assets from capital transactions	(7,114,701)	(41,858,918)	(14,188,981)	(11,569,430)	(1,345,944)	(6,590,631)
Change in net assets	(7,561,196)	(50,331,570)	(12,654,911)	(35,607,173)	486,510	(14,328,860)
Net Assets:
Beginning of period	41,605,452	91,937,022	101,708,080	137,315,253	46,740,640	61,069,500
End of period	$34,044,256	$41,605,452	$89,053,169	$101,708,080	$47,227,150	$46,740,640

(a)	Effective February 27, 2023, Class C had zero assets. On February 27, 2023, the abrdn Global Absolute Return Strategies Fund ceased offering Class C Shares.
(b)	Effective April 30, 2023, Class C had zero assets. On April 30, 2023, the abrdn Intermediate Municipal Income Fund ceased offering Class C Shares.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2023 Semi-Annual Report	43

Statements of Changes in Net Assets  (continued)

	abrdn Global Absolute Return Strategies Fund		abrdn Global High Income Fund		abrdn Intermediate Municipal Income Fund
	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
Capital Transactions:
Class A Shares
Proceeds from shares issued	$345,921	$526,551	$6,982,356	$12,776,028	$35,196	$18,422
Dividends reinvested	—	663,592	2,624,451	3,297,835	65,642	99,019
Cost of shares redeemed	(1,758,424)	(7,625,011)	(11,667,295)	(22,032,899)	(562,801)	(450,934)
Total Class A	(1,412,503)	(6,434,868)	(2,060,488)	(5,959,036)	(461,963)	(333,493)
Class C Shares
Proceeds from shares issued	16,067	—	—	—	15,447	2,528
Dividends reinvested	—	17,763	—	—	1,797	4,679
Cost of shares redeemed	(56,036)	(386,089)	—	—	(240,948)	(68,323)
Total Class C	(39,969)	(368,326)	—	—	(223,704)	(61,116)
Institutional Service Class Shares
Proceeds from shares issued	28,735	434,256	—	—	—	—
Dividends reinvested	—	250,598	—	—	297	551
Cost of shares redeemed	(289,869)	(1,550,394)	—	—	(15)	(12)
Total Institutional Service Class	(261,134)	(865,540)	—	—	282	539
Institutional Class Shares
Proceeds from shares issued	156,086	977,914	744,684	63,863,945	463,242	446,936
Dividends reinvested	—	1,658,375	1,907,461	2,507,170	623,988	1,141,100
Cost of shares redeemed	(5,557,181)	(36,826,473)	(14,780,638)	(71,981,509)	(1,747,789)	(7,784,597)
Total Institutional Class	(5,401,095)	(34,190,184)	(12,128,493)	(5,610,394)	(660,559)	(6,196,561)
Change in net assets from capital transactions:	$(7,114,701)	$(41,858,918)	$(14,188,981)	$(11,569,430)	$(1,345,944)	$(6,590,631)
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
44	2023 Semi-Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Global Absolute Return Strategies Fund		abrdn Global High Income Fund		abrdn Intermediate Municipal Income Fund
	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
Share Transactions:
Class A Shares
Issued	39,244	55,689	950,334	1,561,497	3,966	2,023
Reinvested	–	66,293	364,575	412,682	7,447	10,853
Redeemed	(200,363)	(773,840)	(1,592,093)	(2,698,533)	(63,514)	(47,334)
Total Class A Shares	(161,119)	(651,858)	(277,184)	(724,354)	(52,101)	(34,458)
Class C Shares
Issued	1,893	–	–	–	1,756	257
Reinvested	–	1,818	–	–	204	514
Redeemed	(6,674)	(44,685)	–	–	(27,503)	(7,189)
Total Class C Shares	(4,781)	(42,867)	–	–	(25,543)	(6,418)
Institutional Service Class Shares
Issued	3,226	45,858	–	–	–	–
Reinvested	–	24,836	–	–	34	61
Redeemed	(32,667)	(162,173)	–	–	(2)	(2)
Total Institutional Service Class Shares	(29,441)	(91,479)	–	–	32	59
Institutional Class Shares
Issued	17,177	100,971	111,433	8,717,393	52,754	49,533
Reinvested	–	163,065	290,721	342,010	70,737	124,513
Redeemed	(620,224)	(3,663,228)	(2,237,675)	(9,729,545)	(198,032)	(845,859)
Total Institutional Class Shares	(603,047)	(3,399,192)	(1,835,521)	(670,142)	(74,541)	(671,813)
Total change in shares:	(798,388)	(4,185,396)	(2,112,705)	(1,394,496)	(152,153)	(712,630)
Amounts listed as “–” are 0 or round to 0.
See Notes to Financial Statements.
2023 Semi-Annual Report	45

Statements of Changes in Net Assets  (continued)

	abrdn Short Duration High Yield Municipal Fund		abrdn Ultra Short Municipal Income Fund
	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
From Investment Activities:
Operations:
Net investment income	$2,145,167	$8,521,893	$9,728,701	$5,446,809
Net realized gain/(loss) from investments	(4,592,330)	(14,412,641)	218,261	(1,209,824)
Net change in unrealized appreciation/(depreciation) from investments	7,580,230	(27,251,780)	769,820	(1,666,737)
Changes in net assets resulting from operations	5,133,067	(33,142,528)	10,716,782	2,570,248
Distributions to Shareholders From:
Distributable earnings
Class A	(141,080)	(416,033)	(1,558,701)	(691,462)
Class A1	—	—	(3,714)	(2,430)
Class C	(234)	(414)	—	—
Institutional Class	(1,995,979)	(8,124,949)	(8,184,710)	(4,742,311)
Change in net assets from shareholder distributions	(2,137,293)	(8,541,396)	(9,747,125)	(5,436,203)
Change in net assets from capital transactions	(58,108,350)	(209,708,294)	(57,337,282)	(266,309,347)
Change in net assets	(55,112,576)	(251,392,218)	(56,367,625)	(269,175,302)
Net Assets:
Beginning of period	195,230,594	446,622,812	685,960,665	955,135,967
End of period	$140,118,018	$195,230,594	$629,593,040	$685,960,665
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
46	2023 Semi-Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Short Duration High Yield Municipal Fund		abrdn Ultra Short Municipal Income Fund
	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
Capital Transactions:
Class A Shares
Proceeds from shares issued	$349,035	$1,322,146	$21,404,864	$37,177,427
Dividends reinvested	135,364	405,175	1,502,759	671,735
Cost of shares redeemed	(5,689,540)	(7,030,507)	(40,551,481)	(74,784,580)
Total Class A	(5,205,141)	(5,303,186)	(17,643,858)	(36,935,418)
Class A1 Shares
Proceeds from shares issued	—	—	—	—
Dividends reinvested	—	—	3,649	2,416
Cost of shares redeemed	—	—	—	(250,283)
Total Class A1	—	—	3,649	(247,867)
Class C Shares
Proceeds from shares issued	—	2,492	—	—
Dividends reinvested	231	414	—	—
Cost of shares redeemed	(2,477)	—	—	—
Total Class C	(2,246)	2,906	—	—
Institutional Class Shares
Proceeds from shares issued	21,596,144	107,043,551	145,788,105	442,073,742
Dividends reinvested	1,121,357	5,360,263	6,724,976	3,773,158
Cost of shares redeemed	(75,618,464)	(316,811,828)	(192,210,154)	(674,972,962)
Total Institutional Class	(52,900,963)	(204,408,014)	(39,697,073)	(229,126,062)
Change in net assets from capital transactions:	$(58,108,350)	$(209,708,294)	$(57,337,282)	$(266,309,347)
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2023 Semi-Annual Report	47

Statements of Changes in Net Assets  (concluded)

	abrdn Short Duration High Yield Municipal Fund		abrdn Ultra Short Municipal Income Fund
	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
Share Transactions:
Class A Shares
Issued	38,004	132,314	2,125,257	3,693,629
Reinvested	14,733	41,925	149,181	66,770
Redeemed	(618,894)	(718,079)	(4,026,806)	(7,427,627)
Total Class A Shares	(566,157)	(543,840)	(1,752,368)	(3,667,228)
Class A1 Shares
Issued	–	–	–	–
Reinvested	–	–	362	240
Redeemed	–	–	–	(24,854)
Total Class A1 Shares	–	–	362	(24,614)
Class C Shares
Issued	–	268	–	–
Reinvested	25	43	–	–
Redeemed	(270)	–	–	–
Total Class C Shares	(245)	311	–	–
Institutional Class Shares
Issued	2,344,466	10,858,475	14,557,881	44,161,941
Reinvested	122,056	550,123	671,356	377,171
Redeemed	(8,230,395)	(32,819,086)	(19,194,415)	(67,415,367)
Total Institutional Class Shares	(5,763,873)	(21,410,488)	(3,965,178)	(22,876,255)
Total change in shares:	(6,330,275)	(21,954,017)	(5,717,184)	(26,568,097)

Amounts listed as “–” are 0 or round to 0.
See Notes to Financial Statements.
48	2023 Semi-Annual Report

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Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global Absolute Return Strategies Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2023*	$8.83	$0.11	$(0.23)	$ (0.12)	$ –	$ –	$ –	$ 8.71
Year Ended October 31, 2022	10.29	(–)(h)	(1.07)	(1.07)	(0.02)	(0.37)	(0.39)	8.83
Year Ended October 31, 2021	10.29	(0.03)	0.05	0.02	(0.02)	–	(0.02)	10.29
Year Ended October 31, 2020	10.13	0.04	0.29	0.33	(0.17)	–	(0.17)	10.29
Year Ended October 31, 2019	10.41	0.17	0.25	0.42	(0.60)	(0.10)	(0.70)	10.13
Year Ended October 31, 2018	10.22	0.17	0.05	0.22	–	(0.03)	(0.03)	10.41
Institutional Service Class Shares
Six-Months Ended April 30, 2023*	8.92	0.13	(0.23)	(0.10)	–	–	–	8.82
Year Ended October 31, 2022	10.36	0.02	(1.08)	(1.06)	(0.01)	(0.37)	(0.38)	8.92
Year Ended October 31, 2021	10.35	(0.02)	0.06	0.04	(0.03)	–	(0.03)	10.36
Year Ended October 31, 2020	10.20	0.06	0.29	0.35	(0.20)	–	(0.20)	10.35
Year Ended October 31, 2019	10.47	0.19	0.27	0.46	(0.63)	(0.10)	(0.73)	10.20
Year Ended October 31, 2018	10.26	0.18	0.06	0.24	–	(0.03)	(0.03)	10.47
Institutional Class Shares
Six-Months Ended April 30, 2023*	9.00	0.13	(0.23)	(0.10)	–	–	–	8.90
Year Ended October 31, 2022	10.44	0.03	(1.07)	(1.04)	(0.03)	(0.37)	(0.40)	9.00
Year Ended October 31, 2021	10.43	(–)	0.05	0.05	(0.04)	–	(0.04)	10.44
Year Ended October 31, 2020	10.30	0.08	0.26	0.34	(0.21)	–	(0.21)	10.43
Year Ended October 31, 2019	10.55	0.20	0.27	0.47	(0.62)	(0.10)	(0.72)	10.30
Year Ended October 31, 2018	10.33	0.20	0.05	0.25	–	(0.03)	(0.03)	10.55

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	Less than $0.005 per share.
(i)	Interest expense is less than 0.001%.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
50	2023 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global Absolute Return Strategies Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (c)(f)

(1.36%)(g)	$ 11,987	1.06%	2.18%	2.57%	37.02%
(10.81%)(g)	13,569	1.04%	1.86%	(0.05%)	180.82%
0.18%	22,522	0.96%	2.93%	(0.31%)	424.59%
3.26%	1,078	0.97%(i)	2.52%(i)	0.35%	238.35%
4.41%	802	1.18%(i)	3.04%(i)	1.69%	53.05%
2.10%	1,119	1.12%(i)	2.79%(i)	1.60%	62.39%

(1.12%)(g)	4,833	0.77%	1.89%	2.87%	37.02%
(10.62%)(g)	5,153	0.78%	1.60%	0.23%	180.82%
0.33%(g)	6,929	0.78%	2.75%	(0.20%)	424.59%
3.45%(g)	8,148	0.80%(i)	2.35%(i)	0.62%	238.35%
4.72%	8,934	1.00%(i)	2.86%(i)	1.86%	53.05%
2.29%	9,768	0.96%(i)	2.63%(i)	1.75%	62.39%

(1.11%)(g)	17,225	0.65%	1.90%	2.93%	37.02%
(10.42%)(g)	22,843	0.65%	1.58%	0.26%	180.82%
0.46%	62,007	0.65%	2.65%	(0.04%)	424.59%
3.34%(g)	11,885	0.66%(i)	2.24%(i)	0.74%	238.35%
4.82%(g)	2,876	0.86%(i)	2.84%(i)	1.98%	53.05%
2.47%	5,521	0.85%(i)	2.70%(i)	1.94%	62.39%
2023 Semi-Annual Report	51

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global High Income Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2023*	$7.18	$0.19	$0.29	$ 0.48	$ (0.35)	$ –	$ (0.35)	$ 7.31
Year Ended October 31, 2022	8.84	0.38	(1.63)	(1.25)	(0.41)	–	(0.41)	7.18
Year Ended October 31, 2021	8.45	0.39	0.40	0.79	(0.40)	–	(0.40)	8.84
Year Ended October 31, 2020	8.71	0.40	(0.28)	0.12	(0.38)	–	(0.38)	8.45
Year Ended October 31, 2019	8.74	0.44	0.19	0.63	(0.58)	(0.08)	(0.66)	8.71
Year Ended October 31, 2018	9.23	0.50	(0.56)	(0.06)	(0.43)	–	(0.43)	8.74
Institutional Class Shares
Six-Months Ended April 30, 2023*	6.57	0.19	0.25	0.44	(0.36)	–	(0.36)	6.65
Year Ended October 31, 2022	8.13	0.36	(1.48)	(1.12)	(0.44)	–	(0.44)	6.57
Year Ended October 31, 2021	7.81	0.38	0.37	0.75	(0.43)	–	(0.43)	8.13
Year Ended October 31, 2020	8.08	0.39	(0.25)	0.14	(0.41)	–	(0.41)	7.81
Year Ended October 31, 2019	8.16	0.43	0.17	0.60	(0.61)	(0.07)	(0.68)	8.08
Year Ended October 31, 2018	8.65	0.49	(0.53)	(0.04)	(0.45)	–	(0.45)	8.16

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Not Annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes interest expense that amounts to 0.01% for Class A and Institutional Class for the six months ended April 30, 2023. Includes interest expense that amounts to less than 0.01%.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
52	2023 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global High Income Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)(d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Portfolio Turnover (b)(e)

6.83%	$ 60,459	1.01%(f)	1.36%(f)	5.32%	30.80%
(14.49%)	61,410	1.00%	1.41%	4.73%	96.73%
9.46%	81,980	1.00%	1.40%	4.41%	98.16%
1.55%	87,358	1.00%(f)	1.45%(f)	4.76%	99.46%
7.65%	116,126	1.00%(f)	1.33%(f)	5.14%	98.17%
(0.66%)	131,219	1.00%(f)	1.22%(f)	5.56%	36.77%

6.88%	28,594	0.76%(f)	1.08%(f)	5.63%	30.80%
(14.20%)	40,298	0.75%	1.11%	4.94%	96.73%
9.73%	55,335	0.75%	1.09%	4.65%	98.16%
1.86%	58,237	0.75%(f)	1.10%(f)	5.01%	99.46%
7.91%	101,888	0.75%(f)	1.05%(f)	5.39%	98.17%
(0.43%)	89,839	0.75%(f)	0.95%(f)	5.80%	36.77%
2023 Semi-Annual Report	53

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Intermediate Municipal Income Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2023*	$8.50	$0.13	$0.33	$ 0.46	$ (0.13)	$ –	$ (0.13)	$ 8.83
Year Ended October 31, 2022	9.83	0.24	(1.33)	(1.09)	(0.24)	–	(0.24)	8.50
Year Ended October 31, 2021	9.73	0.24	0.12	0.36	(0.24)	(0.02)	(0.26)	9.83
Year Ended October 31, 2020	9.92	0.26	(0.18)	0.08	(0.26)	(0.01)	(0.27)	9.73
Year Ended October 31, 2019	9.54	0.28	0.38	0.66	(0.28)	–(h)	(0.28)	9.92
Year Ended October 31, 2018	9.89	0.29	(0.35)	(0.06)	(0.29)	–	(0.29)	9.54
Institutional Service Class Shares
Six-Months Ended April 30, 2023*	8.51	0.14	0.33	0.47	(0.14)	–	(0.14)	8.84
Year Ended October 31, 2022	9.84	0.27	(1.34)	(1.07)	(0.26)	–	(0.26)	8.51
Year Ended October 31, 2021	9.74	0.26	0.12	0.38	(0.26)	(0.02)	(0.28)	9.84
Year Ended October 31, 2020	9.93	0.28	(0.18)	0.10	(0.28)	(0.01)	(0.29)	9.74
Year Ended October 31, 2019	9.54	0.30	0.40	0.70	(0.31)	–(h)	(0.31)	9.93
Year Ended October 31, 2018	9.89	0.31	(0.35)	(0.04)	(0.31)	–	(0.31)	9.54
Institutional Class Shares
Six-Months Ended April 30, 2023*	8.51	0.14	0.33	0.47	(0.14)	–	(0.14)	8.84
Year Ended October 31, 2022	9.84	0.26	(1.33)	(1.07)	(0.26)	–	(0.26)	8.51
Year Ended October 31, 2021	9.74	0.26	0.12	0.38	(0.26)	(0.02)	(0.28)	9.84
Year Ended October 31, 2020	9.93	0.28	(0.18)	0.10	(0.28)	(0.01)	(0.29)	9.74
Year Ended October 31, 2019	9.55	0.30	0.39	0.69	(0.31)	–(h)	(0.31)	9.93
Year Ended October 31, 2018	9.90	0.31	(0.35)	(0.04)	(0.31)	–	(0.31)	9.55

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Interest expense is less than 0.001%.
(h)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
54	2023 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Intermediate Municipal Income Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

5.40%	$ 4,652	0.79%	1.18%	2.94%	40.83%
(11.24%)	4,919	0.76%(g)	1.13%(g)	2.59%	20.98%
3.62%	6,028	0.76%	1.12%	2.38%	53.74%
0.83%	6,670	0.76%(g)	1.09%(g)	2.63%	55.63%
7.05%	7,526	0.76%(g)	1.16%(g)	2.84%	58.33%
(0.65%)	7,141	0.80%	1.08%	2.95%	14.38%

5.55%	19	0.50%	0.90%	3.22%	40.83%
(10.98%)	18	0.50%(g)	0.87%(g)	2.87%	20.98%
3.90%	20	0.50%	0.86%	2.64%	53.74%
1.09%	20	0.50%(g)	0.83%(g)	2.87%	55.63%
7.43%	19	0.50%(g)	0.90%(g)	3.10%	58.33%
(0.40%)	18	0.54%	0.82%	3.21%	14.38%

5.55%	42,557	0.50%	0.93%	3.23%	40.83%
(10.99%)	41,587	0.50%(g)	0.88%(g)	2.84%	20.98%
3.90%	54,707	0.50%	0.87%	2.64%	53.74%
1.10%	58,015	0.50%(g)	0.84%(g)	2.89%	55.63%
7.32%	63,256	0.50%(g)	0.90%(g)	3.11%	58.33%
(0.39%)	65,428	0.54%	0.83%	3.21%	14.38%
2023 Semi-Annual Report	55

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Short Duration High Yield Municipal Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2023*	$9.05	$0.11	$0.14	$ 0.25	$ (0.11)	$ –	$ (0.11)	$ –	$ 9.19
Year Ended October 31, 2022	10.26	0.22	(1.20)	(0.98)	(0.23)	–	(0.23)	–	9.05
Year Ended October 31, 2021	9.99	0.22	0.27	0.49	(0.22)	–	(0.22)	–	10.26
Year Ended October 31, 2020	10.25	0.29	(0.27)	0.02	(0.28)	–	(0.28)	–	9.99
Year Ended October 31, 2019	10.07	0.30	0.18	0.48	(0.30)	–	(0.30)	–	10.25
Year Ended October 31, 2018	10.24	0.31	(0.17)	0.14	(0.31)	–(h)	(0.31)	–(h)	10.07
Class C Shares
Six-Months Ended April 30, 2023*	9.05	0.08	0.15	0.23	(0.08)	–	(0.08)	–	9.20
Year Ended October 31, 2022	10.27	0.15	(1.22)	(1.07)	(0.15)	–	(0.15)	–	9.05
Year Ended October 31, 2021(j)	10.13	0.12	0.14	0.26	(0.12)	–	(0.12)	–	10.27
Institutional Class Shares
Six-Months Ended April 30, 2023*	9.05	0.13	0.14	0.27	(0.13)	–	(0.13)	–	9.19
Year Ended October 31, 2022	10.26	0.24	(1.20)	(0.96)	(0.25)	–	(0.25)	–	9.05
Year Ended October 31, 2021	9.99	0.24	0.27	0.51	(0.24)	–	(0.24)	–	10.26
Year Ended October 31, 2020	10.25	0.31	(0.26)	0.05	(0.31)	–	(0.31)	–	9.99
Year Ended October 31, 2019	10.07	0.32	0.18	0.50	(0.32)	–	(0.32)	–	10.25
Year Ended October 31, 2018	10.24	0.33	(0.16)	0.17	(0.34)	–(h)	(0.34)	–(h)	10.07

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to 0.08% for the six-months ended April 30, 2023. Includes interest expense that amounts to 0.03% for the year ended October 31, 2022. Includes interest expense that amounts to less than 0.01% for the year ended October 31, 2020. Includes interest expense that amounts to 0.01% for the year ended October 31, 2018.
(h)	Less than $0.005 per share.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(j)	For the period from December 21, 2020 (commencement of operations) through October 31, 2021.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
56	2023 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Short Duration High Yield Municipal Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

2.81%	$ 9,423	0.99%(g)	1.27%(g)	2.50%	20.08%
(9.71%)	14,399	0.93%(g)	1.17%(g)	2.27%	57.98%
4.92%	21,907	0.90%	1.14%	2.14%	95.56%
0.25%	22,417	0.90%(g)	1.12%(g)	2.84%	149.01%
4.78%	27,577	0.90%	1.13%	2.96%	104.52%
1.42%	29,433	0.91%(g)	1.11%(g)	3.03%	86.19%

2.54%(i)	25	1.73%(g)	1.99%(g)	1.76%	20.08%
(10.47%)(i)	27	1.68%(g)	1.87%(g)	1.57%	57.98%
2.52%	27	1.65%	1.86%	1.33%	95.56%

2.94%	130,670	0.73%(g)	1.00%(g)	2.75%	20.08%
(9.48%)	180,805	0.68%(g)	0.90%(g)	2.49%	57.98%
5.18%	424,689	0.65%	0.88%	2.37%	95.56%
0.51%	270,153	0.65%(g)	0.87%(g)	3.07%	149.01%
5.05%	229,716	0.65%	0.90%	3.19%	104.52%
1.67%	177,810	0.66%(g)	0.87%(g)	3.27%	86.19%
2023 Semi-Annual Report	57

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Ultra Short Municipal Income Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2023*	$10.06	$0.14(f)	$0.01	$ 0.15	$ (0.14)	$ (0.14)	$ –	$ 10.07
Year Ended October 31, 2022	10.09	0.05(f)	(0.02)	0.03	(0.06)	(0.06)	–	10.06
Year Ended October 31, 2021	10.09	–(f)(h)	(–)(h)	(–)(h)	–(h)	–(h)	–	10.09
Year Ended October 31, 2020	10.10	0.07(f)	–(h)	0.07	(0.08)	(0.08)	–	10.09
Year Ended October 31, 2019	10.09	0.13(f)	0.01	0.14	(0.13)	(0.13)	–	10.10
Year Ended October 31, 2018	10.09	0.11(f)	–	0.11	(0.11)	(0.11)	–(h)	10.09
Class A1 Shares
Six-Months Ended April 30, 2023*	10.06	0.14(f)	0.02	0.16	(0.14)	(0.14)	–	10.08
Year Ended October 31, 2022	10.10	0.05(f)	(0.03)	0.02	(0.06)	(0.06)	–	10.06
Year Ended October 31, 2021	10.10	–(f)(h)	(–)(h)	(–)(h)	–(h)	–(h)	–	10.10
Year Ended October 31, 2020	10.10	0.03(f)	0.05	0.08	(0.08)	(0.08)	–	10.10
Year Ended October 31, 2019(i)	10.10	0.08	–(h)	0.08	(0.08)	(0.08)	–	10.10
Institutional Class Shares
Six-Months Ended April 30, 2023*	10.00	0.15(f)	0.02	0.17	(0.15)	(0.15)	–	10.02
Year Ended October 31, 2022	10.04	0.07(f)	(0.03)	0.04	(0.08)	(0.08)	–	10.00
Year Ended October 31, 2021	10.03	0.01(f)	0.01	0.02	(0.01)	(0.01)	–	10.04
Year Ended October 31, 2020	10.04	0.10(f)	(0.01)	0.09	(0.10)	(0.10)	–	10.03
Year Ended October 31, 2019	10.04	0.15(f)	–	0.15	(0.15)	(0.15)	–	10.04
Year Ended October 31, 2018	10.04	0.130(f)	–	0.13	(0.13)	(0.13)	–(h)	10.04

*	Unaudited
(a)	Excludes sales charge.
(b)	Not Annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income/(loss) is based on average shares outstanding during the period.
(g)	Includes interest expense that amounts to 0.01% for Class A and Institutional Class for the six months ended April 30, 2023. Includes interest expense that amounts to less than 0.01%.
(h)	Less than $0.005 per share.
(i)	For the period from February 28, 2019 (commencement of operations) through October 31, 2019.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
58	2023 Semi-Annual Report

Financial Highlights  (concluded)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Ultra Short Municipal Income Fund  (concluded)
	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Portfolio Turnover (b)(e)

1.52%	$ 106,449	0.70%(g)	0.98%(g)	2.81%	133.88%
0.30%	123,920	0.60%(g)	0.95%(g)	0.52%	320.87%
0.02%	161,362	0.54%(g)	0.96%(g)	0.02%	261.23%
0.69%	263,068	0.70%(g)	0.94%(g)	0.72%	299.40%
1.36%	204,501	0.70%	0.95%	1.25%	231.49%
1.09%	223,255	0.70%	0.92%	1.08%	177.63%

1.62%	265	0.70%	0.92%	2.85%	133.88%
0.20%	261	0.60%(g)	0.89%(g)	0.52%	320.87%
0.02%	510	0.54%(g)	0.89%(g)	0.02%	261.23%
0.79%	558	0.70%(g)	0.90%(g)	0.34%	299.40%
0.81%	35	0.70%	0.94%	1.13%	231.49%

1.75%	522,879	0.45%(g)	0.74%(g)	3.09%	133.88%
0.37%	561,780	0.44%(g)	0.71%(g)	0.71%	320.87%
0.21%	793,264	0.45%(g)	0.71%(g)	0.11%	261.23%
0.94%	928,424	0.45%(g)	0.71%(g)	0.98%	299.40%
1.51%	680,881	0.45%	0.72%	1.50%	231.49%
1.34%	802,312	0.45%	0.67%	1.32%	177.63%

2023 Semi-Annual Report	59

Notes to  Financial Statements (unaudited)
April 30, 2023

1.  Organization
abrdn Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2023, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2023, the Trust operated nineteen (19) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (each a “Fund”; collectively, the “Funds”):
•	abrdn Global Absolute Return Strategies Fund (“Global Absolute Return Strategies Fund”)
•	abrdn Global High Income Fund ("Global High Income Fund")
•	abrdn Intermediate Municipal Income Fund ("Intermediate Municipal Income Fund")
•	abrdn Short Duration High Yield Municipal Fund ("Short Duration High Yield Municipal Fund")
•	abrdn Ultra Short Municipal Income Fund ("Ultra Short Municipal Income Fund")
2.  Summary of Significant Accounting Policies
The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.
a.	Security Valuation:
The Funds value their securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Funds' Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the "Board") designated abrdn Inc. ("abrdn" or the "Adviser") as the valuation designee ("Valuation Designee") for the Funds to perform the fair value determinations relating to Fund investments for which market quotations are not readily available.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

valuation factors are used when pricing a Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Long-term debt and other fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser as Valuation Designee generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Registered investment companies are valued at their NAV as reported by such company. Generally, these investment types are categorized as Level 1 investments.
Derivative instruments are generally valued according to the following procedures. Exchange traded derivatives are generally Level 1 investments and over-the-counter and centrally cleared derivatives are generally Level 2 investments. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). Exchange-traded options are valued at the last quoted sales price. In the absence of a sales price, options are valued at the mean of the bid/ask price quoted at the close on the exchange on which the options trade. When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances the Valuation Time is as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Adviser may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
•	Level 1 - quoted prices in active markets for identical investments;
•	Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3 - significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).
2023 Semi-Annual Report	61

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.
The following is a summary of the inputs used as of April 30, 2023 in valuing the Funds' investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Statements of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Global Absolute Return Strategies Fund
Assets
Investments in Securities
Common Stocks	$3,888,206	$2,123,226	$–	$6,011,432
Government Bonds	–	7,110,343	–	7,110,343
Short-Term Investments	3,745,061	16,476,348	–	20,221,409
Purchased Options	351,871	–	–	351,871
Total Investments	$7,985,138	$25,709,917	$–	$33,695,055
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts	$–	$118,051	$–	$118,051
Centrally Cleared Interest Rate Swap Agreements	–	88,942	–	88,942
Foreign Currency Exchange Contracts	–	767,377	–	767,377
Futures Contracts	314,402	–	–	314,402
Other the Counter Total Return Swaps	–	13,535	–	13,535
Written Options	246,679	–	–	246,679
Total Other Financial Instruments	$561,081	$987,905	$–	$1,548,986
Total Assets	$8,546,219	$26,697,822	$–	$35,244,041
Liabilities
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$–	$(60,235)	$–	$(60,235)
Foreign Currency Exchange Contracts	–	(890,015)	–	(890,015)
Futures Contracts	(366,002)	–	–	(366,002)
Total Return Swaps	–	(114,537)	–	(114,537)
Total Liabilities	$(366,002)	$(1,064,787)	$–	$(1,430,789)
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Global High Income Fund
Assets
Investments in Securities
Corporate Bonds	$–	$84,906,475	$–	$84,906,475
Exchange-Traded Funds	1,136,655	–	–	1,136,655
U.S. Treasuries	–	664,574	–	664,574
Short-Term Investment	2,096,752	–	–	2,096,752
Total Investments	$3,233,407	$85,571,049	$–	$88,804,456
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$1,979	$–	$1,979
Total Assets	$3,233,407	$85,573,028	$–	$88,806,435
Liabilities
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$(112,688)	$–	$(112,688)
Total Liabilities	$–	$(112,688)	$–	$(112,688)
Intermediate Municipal Income Fund
Assets
Investments in Securities
Municipal Bonds	$–	$46,593,865	$–	$46,593,865
Short-Term Investment	64,453	–	–	64,453
Total Investments	$64,453	$46,593,865	$–	$46,658,318
Total Assets	$64,453	$46,593,865	$–	$46,658,318
Short Duration High Yield Municipal Fund
Assets
Investments in Securities
Municipal Bonds	$–	$134,233,554	$4,550,000	$138,783,554
Total Investments	$–	$134,233,554	$4,550,000	$138,783,554
Total Assets	$–	$134,233,554	$4,550,000	$138,783,554
Ultra Short Municipal Income Fund
Assets
Investments in Securities
Municipal Bonds	$–	$618,201,387	$–	$618,201,387
Short-Term Investments	104,564	9,750,000	–	9,854,564
Total Investments	$104,564	$627,951,387	$–	$628,055,951
Total Assets	$104,564	$627,951,387	$–	$628,055,951
Amounts listed as “–” are $0 or round to $0.
2023 Semi-Annual Report	63

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

Level 3 investments held by Global High Income Fund at the beginning, during and at the end of the six-month period ended April 30, 2023 in relation to net assets were not significant (0.00% of total net assets) and accordingly, a reconciliation of Level 3 assets for the six-month period ended April 30, 2023 is not presented.
The following is the Level 3 rollforward and quantitative information about level 3 fair value measurements for the Short Duration High Yield Municipal Fund:
Rollforward of Level 3 Fair Value Measurement For the Six Months Ended April 30, 2023
Investments in Securities	Balance as of October 31, 2022	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net Transfers in to Level 3	Net Transfers out of Level 3	Balance as of April 30, 2023	Change in Unrealized Appreciation (Depreciation) from Investments Held at April 30, 2023
Municipal Bonds
United States	$5,850,000	$-	$-	$(1,300,000)	$-	$-	$-	$-	$4,550,000	$(1,300,000)
Total	$5,850,000	$-	$-	$(1,300,000)	$-	$-	$-	$-	$4,550,000	$(1,300,000)
Amounts listed as “–” are $0 or round to $0.
Description	Fair Value at 04/30/23	Valuation Technique (s)	Unobservable Inputs	Range	Weighted Average
Municipal Bonds	$4,550,000	Liquidation/Recovery Analysis	Bid/Ask Spread	70	70
b.	Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.	Foreign Currency Translation:
Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.
d.	Derivative Financial Instruments:
Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.
Forward Foreign Currency Exchange Contracts:
A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

contract. Forward contracts are used to manage a Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.
The forward contract is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates.
While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.
Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.
Futures Contracts
Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of a Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered.
Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as initial margin. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.
A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.
There are significant risks associated with a Fund's use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of a Fund's investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by a Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.
During the six-month period ended April 30, 2023, the Global Absolute Return Strategies Fund invested in futures for both investment and hedging purposes.
Options
Options are instruments that provide a right to buy (call) or sell (put) a particular security or an index of securities at a fixed price within a certain time period. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. An option is out-of-the money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put
2023 Semi-Annual Report	65

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

option, the current price (or interest rate or yield for certain options) of the referenced security or instrument. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.
For the six-month period ended April 30, 2023, the Global Absolute Return Strategies Fund invested in options for both investment and hedging purposes.
Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.
Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd – Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, a Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.
Entering into swap agreements involves, to varying degrees, elements of credit, market and interest rate risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds' maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Funds to cover the Funds' exposure to the counterparty.
Interest Rate Swaps
A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund and changes in the value of swap contracts are recorded as unrealized gains or losses.
During the six-month period ended April 30, 2023, the Global Absolute Return Strategies Fund held interest rate swaps to implement investment views and hedge interest rate risk.
Credit Default Swaps
A credit default swap is an agreement whereby one party, the buyer, is obligated to pay the other party, the seller, a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issues (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

During the six-month period ended April 30, 2023, the Global Absolute Return Strategies Fund held credit default swaps to implement investment views and hedge the Fund’s exposure to the credit market.
Summary of Derivative Instruments
Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of April 30, 2023:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other	Total
Global Absolute Return Strategies Fund
Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$–	$767,377	$–	$–	$–	$–	$767,377
Futures Contracts	250,108	–	–	64,294	–	–	314,402
Purchased Options	–	–	–	158,130	–	82,079	240,209
Purchased Swaptions	111,662	–	–	–	–	–	111,662
Swap Contracts	88,942	–	72,862	13,535	–	–	175,339
Total	$450,712	$767,377	$72,862	$235,959	$–	$82,079	$1,608,989
Liabilities:
Unrealized depreciation on:
Forward Foreign Currency Exchange Contracts	$–	$890,015	$–	$–	$–	$–	$890,015
Futures Contracts	–	–	–	366,002	–	–	366,002
Written Options, market value	–	–	–	34,945	–	–	34,945
Written Swaptions, market value	211,733	–	–	–	–	–	211,733
Swap Contracts	60,235	–	–	114,537	–	–	174,772
Total	$271,968	$890,015	$–	$515,484	$–	$–	$1,677,467
Global High Income Fund
Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$–	$1,979	$–	$–	$–	$–	$1,979
Total	$–	$1,979	$–	$–	$–	$–	$1,979
Liabilities:
Unrealized depreciation on:
Forward Foreign Currency Exchange Contracts	$–	$112,688	$–	$–	$–	$–	$112,688
Total	$–	$112,688	$–	$–	$–	$–	$112,688
Amounts listed as “–” are $0 or round to $0.
Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of April 30, 2023 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:
2023 Semi-Annual Report	67

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description	Assets				Liabilities
Global Absolute Return Strategies Fund
Foreign Currency Exchange Contracts
Barclays Bank PLC	$37,080	$(37,080)	$–	$–	$40,112	$(37,080)	$–	$3,032
Citibank N.A.	199,552	(28,357)	–	171,195	28,357	(28,357)	–	–
Goldman Sachs & Co.	67,564	(67,564)	–	–	118,124	(67,564)	–	50,560
HSBC Bank PLC	27,798	(27,798)	–	–	63,469	(27,798)	–	35,671
JPMorgan Chase Bank N.A.	98,117	(98,117)	–	–	122,247	(98,117)	–	24,130
Morgan Stanley & Co.	157,481	(157,481)	–	–	362,960	(157,481)	–	205,479
UBS AG	179,785	(154,746)	–	25,039	154,746	(154,746)	–	–
Total Return Swaps
Citibank N.A.	–	–	–	–	62,938	–	–	62,938
Morgan Stanley & Co.	–	–	–	–	51,599	–	–	51,599
Amounts listed as “–” are $0 or round to $0.

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description	Assets				Liabilities
Global High Income Fund
Foreign Currency Exchange Contracts
Deutsche Bank AG	$509	$–	$–	$509	$–	$–	$–	$–
Morgan Stanley & Co.	1,470	–	–	1,470	–	–	–	–
Royal Bank of Canada	–	–	–	–	112,688	–	–	112,688
Amounts listed as “–” are $0 or round to $0.
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

The following is a summary of the effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Global Absolute Return Strategies Fund
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on:
Purchased Options	$–	$–	$–	$(233,886)	$–	$(233,886)
Futures Contracts	(456,822)	–	–	(4,171)	–	(460,993)
Forward Currency Contracts	–	(88,875)	–	–	–	(88,875)
Swap Contracts	(463,160)	–	(141,332)	(342,369)	–	(946,861)
Written Options	–	–	–	92,035	–	92,035
Total	$(919,982)	$(88,875)	$(141,332)	$(488,391)	$–	$(1,638,580)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of:
Purchased Options	$111,490	$–	$–	$165,990	$–	$277,480
Futures Contracts	610,019	–	–	(760,162)	–	(150,143)
Forward Currency Contracts	–	(1,109,278)	–	–	–	(1,109,278)
Swap Contracts	375,100	–	87,215	(214,769)	–	247,546
Written Options	28,573	–	–	(64,110)	–	(35,537)
Total	$1,125,182	$(1,109,278)	$87,215	$(873,051)	$–	$(769,932)
Global High Income Fund
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on:
Forward Currency Contracts	$–	$(2,087,604)	$–	$–	$–	$(2,087,604)
Total	$–	$(2,087,604)	$–	$–	$–	$(2,087,604)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of:
Forward Currency Contracts	$–	$218,432	$–	$–	$–	$218,432
Total	$–	$218,432	$–	$–	$–	$218,432
Amounts listed as “–” are $0 or round to $0.
2023 Semi-Annual Report	69

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2023. The table below summarizes the weighted average values of derivatives holdings by the Funds during the six-month period ended April 30, 2023.
Derivative	Average Notional Value
Global Absolute Return Strategies Fund
Purchased Options Contracts	$358,781
Long Futures Contracts	$12,652,564
Short Futures Contracts	$(13,722,182)
Written Options Contracts	$161,924
Swap Contracts at Notional Amount	$129,780,819
Foreign Currency Contracts Purchased	$38,603,692
Foreign Currency Contracts Sold	$51,365,169
Global High Income Fund
Foreign Currency Contracts Purchased	$1,908,824
Foreign Currency Contracts Sold	$22,883,017
e.	Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.
Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each Fund as of the month end. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.
f.	Distributions:
Distributions from net investment income, if any, are declared daily and paid monthly for the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and the Ultra Short Municipal Income Fund. Distributions from net investment income, if any, are declared and paid monthly for the Global High Income Fund and annually for the Global Absolute Return Strategies Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.
Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for foreign currencies and loss deferrals.
g.	Federal Income Taxes:
Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds' U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.
h.	Foreign Withholding Tax:
Interest income from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Funds file for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. Foreign tax authorities can examine
70	2023 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

previously filed withholding tax reclaims for various periods of time, depending on the statute of limitations in each foreign jurisdiction. In some cases, amounts that have been refunded by foreign tax authorities and received by the Funds are still subject to such review.
In addition, the Funds may be subject to capital gains tax in certain countries in which they invest. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.
In addition, when the Funds sell securities within certain countries in which they invest, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Funds accrue deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.
i.	Securities Lending:
Through an agreement with Securities Finance Trust Company as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.
Income generated from securities lending includes the difference between (i) the sum of income received from the investment of collateral received from the borrowers that are counterparties to loans, loan fees received from loans, and fees paid by borrower on loans collateralized with collateral other than cash collateral; and ii) any rebate paid to a borrower, and any other allocable fees and expenses in connection with loans of securities. All income is accrued daily and is apportioned 90% to the Funds and 10% to the Lending Agent.
The Funds continue to own the loaned securities and continue to recognize unrealized gains and losses on the securities on loan. However, securities lending involves certain risks, including the event of default or insolvency of the borrower, and possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and therefore, this amount is not presented on the Funds’ Statements of Investments.
At April 30, 2023, the Funds did not have any securities on loan.
3.  Agreements and Transactions with Affiliates
a.	Investment Adviser:
Under the Investment Advisory Agreement with the Trust, the Adviser manages the Funds in accordance with the policies and procedures established by the Board.
For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Global Absolute Return Strategies Fund	Up to $500 million	0.600%
	$500 million up to $1 billion	0.550%
	On $1 billion and more	0.500%
Global High Income Fund	Up to $5 billion	0.650%
	$5 billion up to $7.5 billion	0.630%
	$7.5 billion up to $10 billion	0.600%
	$10 billion and more	0.590%
Intermediate Municipal Income Fund	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%
2023 Semi-Annual Report	71

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

Fund	Fee Schedule
Short Duration High Yield Municipal Fund	Up to $250 million	0.650%
	On $250 million and more	0.600%
Ultra Short Municipal Income Fund	Up to $2.5 billion	0.500%
	On $2.5 billion and more	0.450%
The Adviser has engaged the services of affiliate abrdn Investments Limited (on behalf of Global Absolute Return Strategies Fund) as subadviser (the “Subadviser”) pursuant to subadvisory agreements. The Subadviser manages a portion of the applicable Fund’s investments and have the responsibility for making all investment decisions for the portion of such Fund’s assets they manage. Pursuant to the subadvisory agreement, the Adviser pays fees to the Subadviser, if any.
The Trust and abrdn have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. For each Fund this contractual limitation may not be terminated before February 29, 2024 without the approval of the Trustees who are not “interested persons” of the Trust, as such term is defined by the 1940 Act (the “Independent Trustees”). For each Fund except the Global High Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund, this limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Expense Limitation Agreement with respect to the Global High Income Fund excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses and Rule 12b-1 fees for Class A shares and extraordinary expenses. The Expense Limitation Agreements with respect to the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund exclude certain expenses, including any interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses.
Fund	Limit
Global Absolute Return Strategies Fund	0.65%
Global High Income Fund	0.75%
Intermediate Municipal Income Fund	0.50%

Fund	Class A Limit	Class A1 Limit	Class C Limit	Institutional Class Limit
Short Duration High Yield Municipal Fund	0.90%	–	1.65%	0.65%
Ultra Short Municipal Income Fund	0.70%	0.70%	–	0.45%
Amounts listed as “–” are $0 or round to $0.
abrdn may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreements as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).  Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by abrdn is not permitted.
As of April 30, 2023, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to abrdn for each Fund, based on expenses reimbursed by abrdn, including adjustments described above, would be:
Fund	Amount Fiscal Year 2020 (Expires 10/31/23)	Amount Fiscal Year 2021 (Expires 10/31/24)	Amount Fiscal Year 2022 (Expires 10/31/25)	Amount Six Months Ended April 30, 2023 (Expires 4/30/26)	Total*
Global Absolute Return Strategies Fund	$347,710	$540,814	$507,424	$223,396	$1,619,344
Global High Income Fund	698,958	562,810	439,426	161,524	1,862,718
72	2023 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

Fund	Amount Fiscal Year 2020 (Expires 10/31/23)	Amount Fiscal Year 2021 (Expires 10/31/24)	Amount Fiscal Year 2022 (Expires 10/31/25)	Amount Six Months Ended April 30, 2023 (Expires 4/30/26)	Total*
Intermediate Municipal Income Fund	$233,940	$233,143	$206,321	$101,183	$774,587
Short Duration High Yield Municipal Fund	582,868	812,551	760,410	210,317	2,366,146
Ultra Short Municipal Income Fund	2,517,221	2,920,672	2,289,342	923,151	8,650,386

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.
In accordance with the Funds’ Expense Limitation Agreements and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at April 30, 2023, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.
In addition, the Trust and abrdn have entered into a Voluntary Expense Limitation and Reimbursement Agreement (“Voluntary Expense Limitation”) pursuant to which abrdn has agreed to pay, waive or absorb the ordinary operating expenses of any class of the Ultra Short Municipal Income Fund (including 12b-1 fees, administrative services fees and other class-specific expenses, but excluding advisory fees, custody fees, interest, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and all other fund-level expenses), on each day for which a distribution is to be declared to the extent possible and necessary to ensure that the amount declared and ultimately distributed is not less than an annualized rate of 2 basis points, calculated on a daily basis for that class on that day. This Voluntary Expense Limitation may be terminated at any time upon notice by abrdn. The Voluntary Expense Limitation is not subject to recoupment and the Ultra Short Municipal Income Fund shall not reimburse any fees waived under the Voluntary Expense Limitation.
b.	Fund Administration:
Under the terms of the Fund Administration Agreement, abrdn provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays abrdn an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with abrdn, State Street Bank and Trust Company ("State Street") provides sub-administration services with respect to the Funds. abrdn pays State Street for providing such services.
c.	Distributor and Shareholder Servicing:
The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.
The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts, based on the total net assets of each, respective class:

Fund	Class A Shares	Class A1 Shares	Class C Shares(a)
Global Absolute Return Strategies Fund	0.25%	–	–
Global High Income Fund	0.25%	–	–
Intermediate Municipal Income Fund	0.25%	–	–
Short Duration High Yield Municipal Fund	0.25%	–	1.00%
2023 Semi-Annual Report	73

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

Fund	Class A Shares	Class A1 Shares	Class C Shares(a)
Ultra Short Municipal Income Fund	0.25%	0.25%	–
Amounts listed as “–” are 0% or round to 0%.
(a)	0.25% of which is service fees.
The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.
Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1.00% imposed on certain redemptions of Class C (and up to 1.00% for certain Class A) shares.
The Distributor re-allows to dealer 2.50% of sales charges on Class A shares of the Global Absolute Return Strategies Fund and Global High Income Fund; 2.00% of sales charges on Class A shares of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund; and 0.50% of sales charges on Class A1 of the Ultra Short Municipal Income Fund. In addition, the Distributor or Adviser may compensate broker dealers or financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% on sales of Class C shares, which have a maximum CDSC of 1.00% (the CDSC assessed on sales within one year of purchase). The amount the Distributor retained for commissions from front-end sales charges and CDSC fees for the six-month period ended April 30, 2023 was as follows:
Fund	Commissions Retained from Front-End Sales Charges of Class A Shares	Commissions Retained from CDSC Fees of Class C (Certain Class A) Shares
Global Absolute Return Strategies Fund	$15	$–
Global High Income Fund	313	–
Intermediate Municipal Income Fund	16	–
Short Duration High Yield Municipal Fund	–	1,217
Ultra Short Municipal Income Fund	–	–
Total Retained	$344	$ 1,217
Amounts listed as “–” are $0 or round to $0.
d.	Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses:
The Funds may pay and/or reimburse administrative services fees/sub-transfer agent expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.
Class A, Class A1, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual sub-transfer agent and administrative services fee of 0.25% for Class A, Class A1, Class R and Institutional Service Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 29, 2024, the administrative service fee is limited to a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof. Class C and Institutional Class shares may also pay for the services described above directly as these classes are not subject to an Administrative Services Plan.
74	2023 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

The aggregate amount of sub-transfer agent and administrative service fees paid during the six-month period ended April 30, 2023 was as follows:

Fund	Class A	Class A1	Class C	Institutional Service	Institutional
Global Absolute Return Strategies Fund	$10,030	$–	$25	$3,076	$12,376
Global High Income Fund	30,595	–	–	–	12,459
Intermediate Municipal Income Fund	859	–	30	–	6,700
Short Duration High Yield Municipal Fund	3,601	–	6	–	37,840
Ultra Short Municipal Income Fund	36,360	8	–	–	200,818
Amounts listed as “–” are $0 or round to $0.
e.	Purchase/Sale Transactions Between Affiliates:
The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 (“Rule 17a-7”). During the six-month period ended April 30, 2023, the Intermediate Municipal Income Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 for the amount of $4,001,628 and $3,006,182, respectively. During the six-month period ended April 30, 2023, the Short Duration High Yield Municipal Fund engaged in sales of securities pursuant to Rule 17a-7 for the amount of $8,508,341. During the six-month period ended April 30, 2023, the Ultra Short Municipal Income Fund engaged in purchases of securities pursuant to Rule 17a-7 for the amount of $7,512,895. No other Funds engaged in these trades.
4.  Investment Transactions
Purchases and sales of securities (excluding short-term securities) for the six-month period ended April 30, 2023, were as follows:
Fund	Purchase	Sales
Global Absolute Return Strategies Fund	$8,304,900	$4,255,313
Global High Income Fund	28,522,069	43,762,439
Intermediate Municipal Income Fund	19,323,597	20,366,664
Short Duration High Yield Municipal Fund	32,037,734	88,435,000
Ultra Short Municipal Income Fund	798,145,328	876,948,704
5.  Portfolio Investment Risks
a.	Absolute Return Strategy Risk
The Global Absolute Return Strategies Fund is subject to risks related to its absolute return strategy. Absolute return funds employ certain techniques that are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund’s assets. They are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns or that the Fund’s objective will be achieved.
b.	Bank Loan Risk
The Global High Income Fund may buy or sell bank loans. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. Bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. These risks could cause a Fund to lose income or principal on a particular investment, which in turn could affect a Fund’s returns.
2023 Semi-Annual Report	75

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

c.	Credit Default Swap Risk
The Global Absolute Return Strategies Fund and Global High Income Fund may buy or sell credit default swaps. Credit default swap contracts, a type of derivative instrument, particularly selling credit default swaps, involve special risks and may result in losses to the Funds.
d.	Cybersecurity Risk
Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause each Fund, the Adviser and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
e.	Derivatives Risk (including Options, Futures and Swaps)
Certain Funds are subject to Derivatives Risk. Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.
Speculative Exposure Risk. To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.
Hedged Exposure Risk. Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
Correlation Risk. The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.
Counterparty Risk. Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.
Other Derivatives Risks. Fixed income derivatives are subject to interest rate risk. In addition, certain derivatives may be subject to illiquid securities risk, mispricing or valuation complexity, market risk and management risk. The Fund may need to sell portfolio securities at inopportune times to satisfy margin or payment obligations under derivatives investments. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.
f.	Emerging Markets Risk
The risks of investing in emerging markets countries are a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).
g.	Equity Securities Risk
The Global Absolute Return Strategies Fund and Global High Income Fund may invest in equity securities. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
h.	Fixed Income Securities Risk
Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
i.	Foreign Currency Exposure Risk
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments
76	2023 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
j.	Foreign Securities Risk
Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Russia/Ukraine Risk. In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments.
k.	High-Yield Bonds and Other Lower-Rated Securities Risk
A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.
l.	Illiquid Securities Risk
Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.
The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonably foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.
m.	Impact of Large Redemptions and Purchases of Fund Shares
Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to a Fund until the sales of portfolio securities necessary to cover the redemption request settle.
n.	Interest Rate Risk
Each Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in each Fund’s net assets. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates. The Fund may be subject to increased interest rate risk due to recent interest rate hikes. It is not possible to determine if, and for how long, interest rate hikes will continue.
2023 Semi-Annual Report	77

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

o.	Issuer Risk
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.
p.	Management Risk
Each Fund is subject to the risk that the Adviser or Subadviser (as applicable) may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for a Fund and there can be no guarantee that these decisions will achieve the desired results for a Fund. In addition, the Adviser or Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
q.	Market Risk
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:
•	corporate earnings;
•	production;
•	management;
•	sales; and
•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.
Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies and new monetary programs. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact the Fund’s investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.
In addition, as noted above, uncertainties remain relating to certain aspects of the United Kingdom’s future economic, trading and legal relationships with the European Union and with other countries.
Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect a Fund’s business, results of operations and financial condition. In addition, the risk that abrdn, the parent of the companies that provide investment advisory, sub-advisory and administration services to the Funds and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for abrdn and its subsidiaries, including those providing services to the Funds. abrdn has a detailed contingency plan in place to seek to manage the consequences of Brexit
78	2023 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

on the Funds and to avoid the effect of any disruption on the Funds and to the services its subsidiaries provide. Given the fluidity and complexity of the situation, however, it cannot assured that the Funds will not be adversely impacted by Brexit despite these preparations.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. The illness caused by a novel coronavirus (COVID-19) has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Funds’ investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Funds, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. In addition, as described above under “Foreign Securities Risk,” the ongoing military conflict between Russia and Ukraine may continue to result in significant negative impacts on the markets for certain securities and commodities globally, in addition to fluctuating pricing and liquidity of investments. These factors could have a significant impact on Fund performance and the value of the Funds’ investments. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.
r.	Municipal Securities Risk
The Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund (the “Municipal Funds”) are subject to municipal securities risk. Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term municipal bonds and higher for long term municipal bonds.
Municipal Bond Tax Risk. A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.
Municipal Market Volatility and Illiquidity Risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, a Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.
Municipal Sector Risk. From time to time a Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
s.	Non-Hedging Foreign Currency Trading Risk
Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to certain Funds.
t.	Portfolio Turnover Risk
Certain Funds may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.
u.	Private Placements and Other Restricted Securities Risk
The Global High Income Fund and Short Duration High Yield Municipal Fund are subject to Private Placements Risk. Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.
2023 Semi-Annual Report	79

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

v.	Sector Risk
To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Financials Sector Risk. To the extent that the financials sector represents a significant portion of a Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets as well as cyber-attacks.
w.	Sovereign Debt Risk
The Global Absolute Return Strategies Fund and Global High Income Fund are subject to Sovereign Debt Risk. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by the Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default. A foreign government’s default on its debt securities may cause the value of securities held by the Fund to decline significantly.
x.	Tender Option Bonds Risk
The Municipal Funds are subject to Tender Option Bonds Risk. Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.
y.	Tobacco Related Bonds Risk
The Short Duration High Yield Municipal Fund is subject to Tobacco Related Bonds Risk. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, the MSA, to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Funds may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.
z.	U.S. Government Securities Risk
Securities issued by U.S. Government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. The U.S. Government does not guarantee the net asset value of a Fund’s shares.
aa.	Valuation Risk
The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The ability to value a Fund's investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
bb.	Variable and Floating Rate Securities Risk
Certain Funds are subject to Variable and Floating Rate Securities Risk. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”)
80	2023 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.
cc.	Yield Risk
The Ultra Short Municipal Income Fund is subject to Yield Risk. The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.
Please read the Funds' prospectuses for more detailed information regarding these and other risks.
6.  Contingencies
In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.
7.  Tax Information
As of April 30, 2023, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:
	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Absolute Return Strategies Fund	$34,632,805	$815,104	$(2,799,903)	$(1,984,799)
Global High Income Fund	95,526,172	1,197,942	(7,919,658)	(6,721,716)
Intermediate Municipal Income Fund	48,005,216	461,839	(1,808,737)	(1,346,898)
Short Duration High Yield Municipal Fund	152,199,257	366,250	(13,781,953)	(13,415,703)
Ultra Short Municipal Income Fund	628,811,376	61,251	(816,676)	(755,425)
The tax character of distributions paid during the fiscal year ended October 31, 2022 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):
Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Global Absolute Return Strategies Fund	$2,028,333	$690,096	$2,718,429	$–	$2,718,429
Global High Income Fund	6,228,214	–	6,228,214	–	6,228,214
Intermediate Municipal Income Fund	6,021	–	6,021	1,511,748	1,517,769
Short Duration High Yield Municipal Fund	39,887	–	39,887	8,501,509	8,541,396
Ultra Short Municipal Income Fund	2,830	–	2,830	5,433,373	5,436,203
Amounts listed as “–” are $0 or round to $0.
2023 Semi-Annual Report	81

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

As of October 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:
Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses	Total Accumulated Earnings/ (Deficit)
Global Absolute Return Strategies Fund	$–	$–	$–	$–	$–	$–	$–	$(1,125,254)	$(5,143,117)	$(6,268,371)
Global High Income Fund	$–	$2,816,485	$–	$–	$–	$–	$(89,177)	$(17,188,771)	$(241,793,016)	(256,254,479)
Intermediate Municipal Income Fund	–	–	–	–	–	–	(4,063)	(3,292,472)	(578,620)	(3,875,155)
Short Duration High Yield Municipal Fund	248,290	–	–	–	–	–	(140,671)	(20,942,190)	(23,084,133)	(43,918,704)
Ultra Short Municipal Income Fund	57,234	–	–	–	–	–	(42,876)	(1,525,243)	(1,751,983)	(3,262,868)
Amounts listed as “–” are $0 or round to $0.
As of October 31, 2022, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations.
Fund	Amounts	Expires
Global Absolute Return Strategies Fund	$5,143,117	Unlimited (Short—Term)
Global High Income Fund	56,034,813	Unlimited (Short—Term)
Global High Income Fund	185,758,203	Unlimited (Long—Term)
Intermediate Municipal Income Fund	272,610	Unlimited (Short—Term)
Intermediate Municipal Income Fund	306,010	Unlimited (Long—Term)
Short Duration High Yield Municipal Fund	12,689,468	Unlimited (Short—Term)
Short Duration High Yield Municipal Fund	10,394,665	Unlimited (Long—Term)
Ultra Short Municipal Income Fund	1,751,983	Unlimited (Short—Term)
8.  Significant Shareholders
As of April 30, 2023, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:
Fund	Record Ownership %	Number of Account Owners
Global Absolute Return Strategies Fund	43.8%	5
Global High Income Fund	37.4	4
Intermediate Municipal Income Fund	52.1	1
Short Duration High Yield Municipal Fund	46.8	4
Ultra Short Municipal Income Fund	73.7	5
9.  Line of Credit
The Trust, on behalf of each of the funds of the Trust ( including the Funds) (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) in the amount of $150,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.
Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month LIBOR as in effect on such day, or (b) the Overnight Bank
82	2023 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (concluded)
April 30, 2023

Funding Rate on such date, plus, in each case, 10 basis points, plus one and one quarter of one percent (1.25%). In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the six-month period ended April 30, 2023, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the  six-month period ended April 30, 2023.
Fund	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Global Absolute Return Strategies Fund	$450,000	5.18%	2
Global High Income Fund	6,675,000	5.93%	1
Intermediate Municipal Income Fund	285,294	6.18%	17
Short Duration High Yield Municipal Fund	3,845,026	5.48%	112
Ultra Short Municipal Income Fund	441,214	5.93%	4
10.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2023.
On June 13, 2023, the Board of Trustees of the Trust approved a change in the name, investment objective, principal investment strategies and management fee changes and an expense limitation extension for the abrdn Global Absolute Return Strategies Fund (the “GARS Fund”). Effective on or around August 16, 2023: (i) the name of the GARS Fund will be the abrdn Infrastructure Debt Fund; (ii) the investment objective of the GARS Fund will be "The abrdn Infrastructure Debt Fund (the “Infrastructure Debt Fund” or the “Fund”) seeks a high level of current income with a secondary objective of capital appreciation."; (iii) the principal investment strategies of the GARS Fund will include, under normal circumstances, to invest at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) in U.S. and non-U.S. infrastructure-related debt issuers and/or securities intended primarily to finance infrastructure-related activities; (iv) the Bloomberg U.S. Aggregate Bond Index will replace the ICE BofA Merrill Lynch 3-Month US Treasury Note Index as the GARS Fund's primary benchmark; (v) the GARS Fund's annual management fee rate as a percentage of its average daily net assets will be 0.50% on assets up to $500 million, 0.475% on assets of $500 million up to $1 billion and 0.45% on assets of $1 billion and more; and (vi) the expiration of the GARS Fund's current expense limitation agreement will extend from February 29, 2024 to February 28, 2025.
On June 13, 2023, the Board of Trustees of the Trust approved a change in the name, principal investment strategies, management fee and expense limitation changes and an expense limitation extension for the abrdn Global High Income Fund (the “GHI Fund”). Effective on or around August 16, 2023: (i) the name of the GHI Fund will be the abrdn High Income Opportunities Fund; (ii) the requirement for the GHI Fund to invest at least 40% of its net assets, plus any borrowings for investment purposes, in securities of non-U.S. issuers will be removed from the GHI Fund's principal investment strategies; (iii) the Fund's annual management fee rate as a percentage of its average daily net assets will be 0.55% on assets up to $500 million, 0.525% on assets of $500 million up to $1 billion and 0.50% on assets of $1 billion and more; and (iv) the expiration of the Fund's current expense limitation agreement will extend from February 29, 2024 to February 28, 2025.
2023 Semi-Annual Report	83

Shareholder Expense Examples (Unaudited)

As a shareholder of the abrdn Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the abrdn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2022 and continued to hold your shares at the end of the reporting period, April 30, 2023.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.
		Beginning Account Value, November 1, 2022	Actual Ending Account Value, April 30, 2023	Hypothetical Ending Account Value	Actual Expenses Paid During Period[1]	Hypothetical Expenses Paid During Period[1],2	Annualized Expense Ratio**
Global Absolute Return Strategies Fund	Class A	$ 1,000.00	$ 988.60	$ 1,019.54	$ 5.23	$ 5.31	1.06%
	Institutional Service Class	$ 1,000.00	$ 989.90	$ 1,020.98	$ 3.80	$ 3.86	0.77%
	Institutional Class	$ 1,000.00	$ 991.10	$ 1,021.57	$ 3.21	$ 3.26	0.65%
Global High Income Fund	Class A	$ 1,000.00	$ 1,068.30	$ 1,019.79	$ 5.18	$ 5.06	1.01%
	Institutional Class	$ 1,000.00	$ 1,068.80	$ 1,021.03	$ 3.90	$ 3.81	0.76%
Intermediate Municipal Income Fund	Class A	$ 1,000.00	$ 1,054.00	$ 1,020.88	$ 4.02	$ 3.96	0.79%
	Institutional Service Class	$ 1,000.00	$ 1,055.50	$ 1,022.32	$ 2.55	$ 2.51	0.50%
	Institutional Class	$ 1,000.00	$ 1,055.50	$ 1,022.32	$ 2.55	$ 2.51	0.50%
Short Duration High Yield Municipal Fund	Class A	$ 1,000.00	$ 1,028.10	$ 1,019.89	$ 4.98	$ 4.96	0.99%
	Class C	$ 1,000.00	$ 1,024.30	$ 1,016.22	$ 8.68	$ 8.65	1.73%
	Institutional Class	$ 1,000.00	$ 1,029.40	$ 1,021.18	$ 3.67	$ 3.66	0.73%
Ultra Short Municipal Income Fund	Class A	$ 1,000.00	$ 1,015.20	$ 1,021.32	$ 3.50	$ 3.51	0.70%
	Class A1	$ 1,000.00	$ 1,016.20	$ 1,021.32	$ 3.50	$ 3.51	0.70%
	Institutional Class	$ 1,000.00	$ 1,017.50	$ 1,022.56	$ 2.25	$ 2.26	0.45%

**	The expense ratio presented represents a six-month, annualized ratio.
1	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
2	Represents the hypothetical 5% return before expenses.

84	2023 Semi-Annual Report

Liquidity Risk Management Program (Unaudited)

The Funds have adopted and implemented a liquidity risk management program (the “Liquidity Program”) consistent with the requirements of Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). “Liquidity Risk” is defined as the risk that a fund could not meet redemption requests “without significant dilution of remaining investors’ interests in the fund.” abrdn Inc., the investment adviser and administrator to the Funds, has been approved and designated by the Board of Trustees (the “Board”) as the administrator of the Liquidity Program (the “Administrator”) and has retained a third party to perform certain functions, including liquidity analytics and providing market data. The Administrator has formed a Liquidity Risk Management Committee (the “Committee”) to help implement and carry out the day-to-day operations of the Liquidity Program.
As required by the Liquidity Rule, at a meeting on March 16, 2023, the Board received a written annual report on the operation and effectiveness of the Liquidity Program for the period from February 1, 2022 to January 31, 2023 (the “Reporting Period”). The annual report provided, among other items, an overview of the Liquidity Program including:
•	information regarding the Committee and the monthly discussions by the Committee of various items including, but not limited to, the following:
○	Review and analysis of appropriate liquidity categories for portfolio investments
○	Review of highly liquid investment minimum (“HLIM”) and reasonably anticipated trading sizes (“RATS”)
○	Review of current and upcoming market events, such as market closures, that may impact liquidity
○	Review of large shareholder concentrations that may impact liquidity in the event of redemption monthly liquidity reports being provided to portfolio managers
•	the monitoring and classification of portfolio holdings in four liquidity categories (including the operation of the HLIM and any breaches)
The annual report concluded that the Liquidity Program was reasonably designed to assess and manage the Funds’ Liquidity Risk pursuant to the Liquidity Rule.
There can be no assurance that the Liquidity Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s Prospectus and Statement of Additional Information for more information regarding the risks of investing in a Fund, including a Fund’s exposure to liquidity risk and other risks to which the Funds may be subject.
2023 Semi-Annual Report	85

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Management Information

Trustees
P. Gerald Malone, Chairman
Radhika Ajmera
Stephen Bird
Rahn K. Porter
Steven N. Rappaport
Warren C. Smith
Investment Adviser
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Fund Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Transfer Agent
SS&C GIDS, Inc.
430 W. 7th Street, Ste. 219534
Kansas City, MO 64105-1407
Distributor
Aberdeen Fund Distributors LLC
1900 Market Street, Suite 200
Philadelphia, PA 19103
Sub-Administrator, Custodian & Fund Accountant
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103
Fund Counsel
Dechert LLP
1900 K Street N.W.
Washington, DC 20006

abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
abrdn.us
AOE-0143-SAR

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable – for annual reports only.

Item 3. Audit Committee Financial Expert.

Not applicable – for annual reports only.

Item 4. Principal Accountant Fees and Services.

Not applicable – for annual reports only.

Item 5. Audit Committee of Listed Registrants.

Not applicable – for annual reports only.

Item 6. Investments.

(a) Included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2023, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Funds

By:	/s/ Alan Goodson
Alan Goodson
Principal Executive Officer of abrdn Funds

Date: July 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson
Principal Executive Officer of abrdn Funds

Date: July 10, 2023

By:	/s/ Michael Marsico
Michael Marsico
Principal Financial Officer of abrdn Funds

Date: July 10, 2023